                               TABLE OF CONTENTS
                                                                            PAGE
Managers' Comments......................................................2
Domestic Growth Funds Financial Statements and Highlights
 Statements of Assets and Liabilities................................... 26
 Statements of Operations............................................... 33
 Statements of Changes in Net Assets.................................... 40
 Notes to Financial Statements.......................................... 47
 Schedules of Investments
  Balanced Fund.........................................................60
  Capital Value Fund....................................................72
  Growth Fund...........................................................74
  LargeCap Stock Index Fund.............................................76
  MidCap Fund...........................................................84
  Partners Blue Chip Fund...............................................87
  Partners Equity Growth Fund...........................................92
  Partners LargeCap Blend Fund..........................................94
  Partners LargeCap Value Fund..........................................96
  Partners MidCap Growth Fund...........................................99
  Partners SmallCap Growth Fund.........................................102
  Real Estate Fund......................................................104
  SmallCap Fund.........................................................105
  Utilities Fund........................................................109
 Financial Highlights................................................... 110

International Growth Funds Financial Statements and Highlights
 Statements of Assets and Liabilities................................... 124
 Statements of Operations............................................... 126
 Statements of Changes in Net Assets.................................... 128
 Notes to Financial Statements.......................................... 130
 Schedules of Investments
  International Emerging Markets Fund...................................137
  International Fund....................................................140
  International SmallCap Fund...........................................145
 Financial Highlights................................................... 148

Income Funds Financial Statements and Highlights
 Statements of Assets and Liabilities................................... 151
 Statements of Operations............................................... 153
 Statements of Changes in Net Assets.................................... 155
 Notes to Financial Statements.......................................... 157
 Schedules of Investments
  Bond Fund.............................................................164
  Government Securities Income Fund.....................................171
  Limited Term Bond Fund................................................172
  Tax-Exempt Bond Fund..................................................178
 Financial Highlights................................................... 181

Money Market Fund Financial Statements and Highlights
 Statement of Assets and Liabilities.................................... 185
 Statement of Operations................................................ 186
 Statements of Changes in Net Assets.................................... 187
 Notes to Financial Statements.......................................... 188
 Schedule of Investments
  Cash Management Fund..................................................191
Financial Highlights....................................................195
Report of Independent Auditors..........................................196
Fund Directors..........................................................197
Shareholder Meeting Results.............................................199
Federal Income Tax Information..........................................200

MANAGERS' COMMENTS


Principal Management Corporation and its Sub-Advisors are staffed with investment professionals who manage each individual Fund. Comments by these individuals in the following paragraphs summarize in capsule form the general strategy and results of each Fund for 2002. The accompanying graphs display results for the past 10 years or the life of the Fund, whichever is shorter. Average annual total return figures provided for each Fund in the graphs reflect all expenses of the Fund, the maximum sales charge (Class A Shares) or contingent deferred sales charge (Class B Shares) and assume all distributions are reinvested at net asset value. Past performance is not predictive of future performance. Returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.


The various indices included in the following graphs are unmanaged and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities included in the index. Investors cannot invest directly into these or any indices.


GROWTH-ORIENTED FUNDS

DOMESTIC GROWTH FUNDS

PRINCIPAL BALANCED FUND, INC.

WILLIAM C. ARMSTRONG, DIRK LASCHANZKY AND
DOUGLAS R. RAMSEY

GROWTH OF $10,000

              Average Annual Total Returns
               as of October 31, 2002
        Class   1 Year  5 Year  10 Year Life of Fund
        A       -15.19% -2.51%  4.27%
        B       -15.04% -2.60%  -       4.30%*

        60% S&P 500
        Stock Index
       and 40% Lehman                                     Morningstar
         Brothers         Standard &    Lehman Brothers    Domestic    Balanced
         Aggregate        Poor's 500    Aggregate Bond      Hybrid       Fund
         Bond Index      Stock Index        Index          Average     Class A

          10               10              10               10         9.521
"1993"    11.376           11.494          11.187           11.567     10.691
"1994"    11.472           11.939          10.776           11.494     10.791
"1995"    14.005           15.096          12.462           13.531     12.322
"1996"    16.324           18.733          13.191           15.446     14.183
"1997"    20.013           24.748          14.364           18.37      16.435
"1998"    23.505           30.19           15.704           19.937     18.243
"1999"    27.071           37.94           15.787           21.994     19.128
"2000"    28.977           40.251          16.939           23.756     19.587
"2001"    25.894           30.229          19.405           21.78      17.058
"2002"    24.164           25.661          20.548           22.893     15.192


Note: Past performance is not predictive of future performance.
The performance of Class B shares will vary from the performance of Class A shares based on the differences in loads and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

*       Since inception date 12/9/94

LOGO


The Principal Balanced Fund underperformed the 60% S&P 500/40% Lehman Aggregate Index for the year primarily due to the Fund's overweighted position in stocks versus bonds. For the one year period ended October 31, 2002, the Fund returned -15.19% compared to -6.68% for the Index. Individual security selection tended to add value, but overall performance suffered due to the overweighted equity position in the Fund. The Fund's overweighting in value companies versus growth companies added marginal value to performance. International exposure was positive for overall Fund returns for the year. The fixed-income holdings continued to provide competitive returns for the Fund.


The equity markets have continued to disappoint investors with sharp price declines during the past year. Investor confidence is at low levels as the economy remains troubled and companies provide analysts with negative information about future quarter's earnings. The earnings shortfall and increased expectations of expanded overseas military activity continue to keep the equity market in a downturn.


The fixed-income markets advanced during the year as inflation remained low and yields moved down, increasing bond prices. Yield spreads in the credit markets tended to widen as fixed-income investors sought the safety of government securities. (Spreads are the difference in yield between various securities.) The economic future remains uncertain as economists continue to debate when the recovery will boost the financial markets.


Lack of earnings growth and economic strength, coupled with the financial scandals involving some companies, has left investors uneasy with the equity markets. Investors have begun scrutinizing the financial statements of companies more carefully and identifying the quality firms. The integrity of financial reporting and companies' ability to grow earnings even in a slowing economic environment will be important to investors. Now that company CEOs must sign reported financial statements and assume personal liability for those numbers, investors may begin to feel more confident about the quality of reported earnings.

The equity markets declined across all areas during the past year. Small-cap companies generally were down less than larger firms. International markets were down sharply and domestic growth and value firms fell together. Fixed-income markets advanced as yields dropped and prices increased across all maturities.


The Fund continues to maintain a diversified position with investments in domestic equities, foreign equities and domestic fixed-income securities. The Fund will remain overweighted in stocks versus bonds until a clear economic and market environment favors one asset class over the other. An improving economic environment in the coming year could provide value to the portfolio's equity and fixed-income components.


PRINCIPAL CAPITAL VALUE FUND, INC.

JOHN PIHLBLAD


GROWTH OF $10,000

        Average Annual Total Returns
        as of October 31, 2002
Class   1 Year  5 Year  10 Year Life of Fund
 A       -13.83% -3.56%  6.27%
 B       -13.72% -3.64%  -       6.53%*

      Standard &
     Poor's/Barra   Standard &    Russell     Morningstar
      500 Value     Poor's 500   1000 Value   Large Value    Capital Value
       Index        Stock Index    Index       Category      Fund Class A

        10           10            10           10              9.523
"1993"  12.417       11.494        12.513       11.793          10.518
"1994"  12.688       11.939        12.608       12.118          11.22
"1995"  15.609       15.096        15.723       14.618          13.233
"1996"  19.45        18.733        19.456       17.847          16.728
"1997"  25.229       24.748        25.913       22.846          20.97
"1998"  28.191       30.19         29.756       25.012          24.239
"1999"  33.55        37.94         34.672       28.108          24.966
"2000"  36.798       40.251        36.856       30.244          23.418
"2001"  30.023       30.229        32.247       26.603          20.301
"2002"  25.282       25.661        29.016       25.909          18.368


Note: Past performance is not predictive of future performance.
The performance of Class B shares will vary from the performance of Class A shares based on the differences in loads and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

*       Since inception date 12/9/94


LOGO

During the fiscal year ended October 31, 2002, the market declined as investors juggled concerns over lackluster corporate profits, pending military action in Iraq, waning consumer confidence and continued revelations of corporate misdeeds. The Principal Capital Value Fund declined 13.83% (net of maximum sales charge) compared to -10.02% for the Russell 1000 Value Index. The majority of the Fund's performance was led by superior stock selection in the financials and industrials sectors. The Fund's tilt toward low valuation multiples (low price to earnings or price to cash flow multiples relative to other companies within the same sector) and stronger relative price action rankings (price momentum) were both positive contributors to the Fund's performance for the year.


We maintain our outlook for a moderately improving economy over the next several quarters. Key risks to our outlook are the sustainability of U.S. consumer strength, as well as any escalation of military action in the Middle East.


In managing equity portfolios, our investment philosophy is based on the belief that superior stock selection is the key to consistent and repeatable outperformance. Further, we believe that the key to superior stock selection lies in the identification of companies with the following attributes: 1) improving business fundamentals, 2) rising investor expectations, and 3) attractive relative valuation.


Our equity portfolio construction process reflects an active, bottom-up style of management where security selection is the key driver of excess returns relative to the designated index. This process is maintained while neutralizing unintended risks.


PRINCIPAL GROWTH FUND, INC.

MARY SUNDERLAND

                       GROWTH OF $10,000

               Average Annual Total Returns
                 as of October 31, 2002
        Class   1 Year  5 Year  10 Year  Life of Fund
        A       -22.21% -7.18%  3.91%
        B       -22.09% -7.08%  -       3.49%*


                          Morningstar
        Russell 1000      Large Growth    Growth Fund
        Growth Index        Category        Class A
          10                 10             9.527
"1993"    10.73              11.728         10.461
"1994"    11.305             12.002         11.488
"1995"    14.607             14.966         14.164
"1996"    17.828             17.711         15.665
"1997"    23.26              22.381         20.294
"1998"    28.991             25.819         23.373
"1999"    38.92              35.532         27.454
"2000"    42.551             41.491         30.924
"2001"    25.552             25.343         17.976
"2002"    20.539             24.552         14.681


Note: Past performance is not predictive of future performance.
The performance of Class B shares will vary from the performance of Class A shares based on the differences in loads and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

*       Since inception date 12/9/94

LOGO

Over the past fiscal year, the Principal Growth Fund declined 22.21%. The Russell 1000 Growth Index dropped 19.62%. The Fund benefited from holdings in the consumer staples, health care, and industrial sectors, which held up during a difficult economic environment. Performance was also helped by an overweighted position relative to the Index in financials. These positives were offset by the Fund's technology holdings, which are key components of information technology spending in the U.S. economy. As companies experienced flagging demand, capital spending was put on hold.


The Fund continues to hold market share leaders in the critical parts of technology spending. Moreover, these companies have solid balance sheets and are well managed, suggesting they will weather the storm. Since technology company stock prices can anticipate a resurgence in capital spending by nine to twelve months, the Fund is maintaining its positions in anticipation of an economic recovery in 2003.


Over the past twelve months, the market struggled due to concerns about the economy, weak corporate earnings, accounting issues and geopolitical uncertainty. Large growth stocks declined more than other styles and capitalization ranges. However, once the economy starts to improve, large growth stocks will benefit the most since economic growth will help generate good earnings recoveries for many of these economically sensitive stocks. We expect growth stocks to lead the market as the economic recovery gains momentum.


Continuing declines in inflation are expected to make growth stock investing rewarding over the long term. In an economy where corporations are unable to raise prices, growth will be highly valued. Despite the difficult downturn in capital spending over the past year, U.S. corporations will continue their investments in innovation and productivity enhancing products once the economy improves. Technology, health care, financials and consumer cyclicals will likely offer above average growth over the next three to five years.


PRINCIPAL LARGECAP STOCK INDEX FUND, INC.

ROBERT BAUR AND RHONDA VANDERBEEK

GROWTH OF $10,000

Average Annual Total Returns
   as of October 31, 2002
Class   1 Year  Life of Fund
  A     -17.18%  -15.00%*
  B     -17.23%  -15.04%*

        Standard and     Morningstar      LargeCap Stock
         Poor's 500      Large Blend        Index Fund
         Stock Index      Category          Class A
          10               10                9.85
"2000"    10.439           9.646             10.339
"2001"    7.84             7.199             7.707
"2002"    6.655            7.374             6.48


Note: Past performance is not predictive of future performance.
The performance of Class B shares will vary from the performance of Class A shares based on the differences in loads and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

*       Since inception date 3/1/2000

LOGO

All the major stock market indexes started the fiscal year with an impressive rally as investors returned to the markets following the terrorist attacks of September 11, 2001. The rally faded in March and April and the bear market continued through early October. The Principal LargeCap Stock Index Fund's performance for the fiscal year ended October 31, 2002, was -17.18%, compared to -15.11% for the S&P 500 Index. The Fund seeks investment results that correspond to the performance of the S&P 500 Index. Within the portfolio, the percentage of total assets allocated to each of the 500 stocks closely follows the weightings of each of the stocks in the S&P 500 Index.


Perceptions of the economy swung from extreme pessimism to firm optimism and back again over the twelve months ending October 31, 2002. The September 11 terrorist attacks raised expectations that consumers would stop spending, but those ideas quickly faded as auto and home sales continued to surge to record or near-record levels. Even as consumers were doing their part to help the economy emerge from recession, companies cut payrolls and the economy lost over 1.1 million jobs. Most of the job losses were in manufacturing. Job growth returned in the late spring and summer, but in a less than spectacular fashion; a mere 215,000 jobs were created. Yet the economy expanded a strong 3% over the fiscal year. Good economic growth but fewer workers created a surge in productivity, corporate profits, and real wage growth. Productivity expanded at a 4.5% pace, real wage growth has remained above 3.0% for the past twelve months, and corporate profits experienced double digit growth.


Consumer spending has been the story of the recovery. As surveys of consumer confidence fell through the summer, retail sales, the best measure of spending, have grown at an annualized rate of 3.2% so far in 2002. Consumers shrugged off rising unemployment, a falling stock market, headlines of war and a crisis of corporate governance to purchase record numbers of cars and homes. New home sales surged to an annual rate of one million in September and auto sales stayed elevated all year.


The Federal Reserve (Fed) has done its part, reducing the fed funds rate from 2.5% in October 2001 to a scant 1.75% by a year later. Even so, the cost of capital for business has risen from a falling stock market and widening spreads between yields on U.S. Treasuries and corporate bonds. (Spread is the difference in yield between various securities.) As a result, companies have been hesitant to invest or add to payrolls. Reports on gross domestic product show that investment is beginning to turn the corner and is poised for recovery. Inflation has remained in check all year, allowing the Fed to keep rates historically low.

PRINCIPAL MIDCAP FUND, INC.

K. WILLIAM NOLIN

GROWTH OF $10,000

        Average Annual Total Returns
        as of October 31, 2002
Class   1 Year  5 Year  10 Year Life of Fund

  A     -7.95%  0.58%   9.82%
  B     -7.73%  0.79%   -       10.37%*


        Standard &
         Poor's       Russell    Morningstar
       Mid-Cap 400    Midcap    Mid-Cap Blend   MidCap Fund
         Index        Index       Category       Class A
         10           10           10            9.527
"1993"   12.153       12.18        12.179        11.398
"1994"   12.442       12.466       12.529        12.18
"1995"   15.081       15.372       14.937        15.397
"1996"   17.698       18.393       17.805        17.998
"1997"   23.48        23.685       23.244        23.624
"1998"   25.056       24.741       22.944        21.314
"1999"   30.335       28.977       27.005        22.499
"2000"   39.936       35.853       32.104        29.071
"2001"   34.964       29.389       26.935        26.414
"2002"   33.286       27.032       25.876        25.526

Note: Past performance is not predictive of future performance.
The performance of Class B shares will vary from the performance of Class A shares based on the differences in loads and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

*       Since inception date 12/9/94


LOGO

The Principal MidCap Fund outperformed the Russell MidCap Index for the one-year period ended October 31, 2002, returning -7.95%, compared to -8.02% for the Index.


The Fund benefited from solid stock selection in the technology, financial, and health care sectors; these sectors accounted for the majority of the Fund's outperformance compared to the Index. Although the average technology stock in the Russell MidCap Index was down nearly 40%, the Fund avoided owning many of these companies. In the financial sector, the Fund benefited from owning dominant companies like Sallie Mae and AFLAC that were up over 20%. In the health care sector, the Fund avoided many biotech companies that were down as much as 60% and instead owned companies like Boston Scientific, which was up more than 50% due to its development of a better stent to open blocked arteries.


We are optimistic about the Fund's prospects. The companies in the portfolio have returns on equity and profit margins that are much higher than the companies in the Index, which makes the companies in the portfolio superior. These companies also have a price/earnings ratio less than that of the companies in the Index. We believe that superior businesses that are selling at lower valuations are a great combination.


The strategy of the Fund continues to view equity investments as long-term ownership stakes in operating businesses. The economic worth of a company is determined by the future free cash flows that it will produce for its owners. We believe that by purchasing companies at a discount to their economic worth we will generate excess returns. When examining companies, we focus on companies with competitive advantages that will lead to sustainable growth.


PRINCIPAL PARTNERS BLUE CHIP FUND, INC.

MUSTAFA SAGUN

GROWTH OF $10,000

        Average Annual Total Returns
        as of October 31, 2002
Class   1 Year  5 Year  10 Years  Life of Fund

  A     -23.99% -5.88%  3.99%      4.80%*
  B     -23.78% -5.96%  -          3.97%**

        Standard &     Morningstar    Partners Blue
        Poor's 500     Large Value      Chip Fund
        Stock Index      Average         Class A
          10             10               9.524
"1993"    11.494         11.637           10.063
"1994"    11.939         11.886           10.725
"1995"    15.096         14.474           13.154
"1996"    18.733         17.544           15.548
"1997"    24.748         22.423           19.057
"1998"    30.19          25.551           22.769
"1999"    37.94          31.338           26.64
"2000"    40.251         34.089           25.947
"2001"    30.229         25.441           18.518
"2002"    25.661         26.059           14.779


Note: Past performance is not predictive of future performance.
The performance of Class B shares will vary from the performance of Class A shares based on the differences in loads and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

*       Since inception date 3/1/91
**      Since inception date 12/9/94

LOGO

For the twelve months ended October 31, 2002, the Principal Partners Blue Chip Fund returned -23.99%, compared with -15.11% posted by the S&P 500 Index. Within the Fund, solid performance in basic materials and transportation sectors was more than offset by underperformance within consumer staples and communication services.


At the beginning of March we further enhanced risk controls by reducing company-specific risk. Specifically, we lowered our active weightings in each company and added more companies to diversify company level risk. This proved to be effective as news about accounting irregularities and other negative events continued to plague the equity market.


Perceptions of the economy swung from extreme pessimism to firm optimism and back again over the twelve months ended October 31, 2002. The September 11 terrorist attacks raised expectations that consumers would stop spending, but those ideas quickly faded as auto and home sales continued to surge to record or near-record levels. Even as consumers were doing their part to help the economy emerge from recession, companies cut payrolls and the economy lost over 1.1 million jobs. Most of the job losses were in manufacturing. Job growth returned in the late spring and summer, but in a less than spectacular fashion; a mere 215,000 jobs were created. Yet the economy expanded a strong 3% over the fiscal year. Good economic growth but fewer workers created a surge in productivity, corporate profits and real wage growth. Productivity expanded at a 4.5% pace, real wage growth has remained above 3.0% for the past twelve months, and corporate profits experienced double digit growth.


Consumer spending has been the story of the recovery. As surveys of consumer confidence fell through the summer, retail sales, the best measure of spending, have grown at an annualized rate of 3.2% so far in 2002. Consumers shrugged off rising unemployment, a falling stock market, headlines of war and a crisis of corporate governance to purchase record numbers of cars and homes. New home sales surged to an annual rate of one million in September and auto sales stayed elevated all year.


The Federal Reserve (Fed) has done its part, reducing the fed funds rate from 2.5% in October 2001 to a scant 1.75% by a year later. Even so, the cost of capital for business has risen from a falling stock market and widening spreads between yields on U.S. Treasuries and corporate bonds. (Spread is the difference in yield between various securities.) As a result, companies have been hesitant to invest or add to payrolls. Reports on gross domestic product show that investment is beginning to turn the corner and is poised for recovery. Inflation has remained in check all year, allowing the Fed to keep rates historically low.


PRINCIPAL PARTNERS EQUITY GROWTH FUND, INC.

JEFF ALVINO, WILLIAM S. AUSLANDER AND PETER DANNENBAUM


GROWTH OF $10,000

           Average Annual Total Returns
              as of October 31, 2002
        Class   1 Year          Life of Fund
        A       -23.50%         -16.47%*
        B       -23.53%         -16.56%*


        Standard and    Morningstar      Partners Equity
         Poor's 500     Large Growth       Growth Fund
         Stock Index      Average            Class A
           10              10                9.525
"2000"     10.609          11.677            9.67
"2001"     7.967           7.132             6.487
"2002"     6.763           6.909             5.21


Note: Past performance is not predictive of future performance.
The performance of Class B shares will vary from the performance of Class A shares based on the differences in loads and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

*       Since inception date 11/1/99

LOGO

Domestic equities endured a very difficult twelve months, as a number of market indices approached or fell below their September 2001 lows. Growth stocks were particularly hard hit across the capitalization spectrum, and weakness was especially pronounced in technology, biotechnology, and telecom services. Corporate malfeasance was at the forefront of investors' minds, amid a number of headline scandals and bankruptcies. Weak corporate profits, earnings warnings, and a lack of encouraging forward guidance also contributed to market pessimism. Investor concern about geopolitical conflict overseas was a result of fears of terrorist threats domestically and a lackluster economic recovery.


The Fund lagged the S&P 500 Index as a result of both stock selection and sector allocation. Retail companies within the consumer discretionary sector suffered from a soft economy and weak consumer purchasing. We added discount retailers Kohl's and Target as they continue to chip away at department store market share. Wal-Mart continues to be a dominant player in the retail industry. Their superstore format has impacted department stores and supermarkets. Home Depot has come under pressure from stiff competition by Lowes. Several of the media companies owned by the Fund within consumer discretionary also detracted from performance.


We were underweight energy as the sector contains many names we view as value, not growth, opportunities. This cost us from an allocation perspective as the integrated oils, which we do not own, performed well. We did own oil services, which we view as a growth opportunity as natural gas demand increases. These names lagged the integrated oils. Stock selection in technology was favorable compared to the Index, although it was still one of the weakest segments of the Index and the second weakest in the Fund. Within technology, we have maintained the strategy of overweighting the largest, most dominant companies within the respective space, including Intel, Microsoft and Cisco. While these names all declined during the period, for the most part, the larger cap names did not suffer nearly as much as mid and small cap names in the same industries. Intuit was a particularly strong performer as the company benefited from divesting its mortgage business, a positive event as the unit was dilutive to growth.


The underperformance within the industrials sector was mainly due to the positions held in General Electric and Tyco. While Tyco was eliminated during January, the overweight relative to the Index and the decline in the price of the stock in reaction to Enron fears, coupled with the company's intent to break itself up, adversely affected the portfolio. General Electric continued to be hurt by accounting fears, despite a strong and well-diversified business model. Underweights and stock selection in telecomm and utilities were beneficial. In telecommunications services we eliminated SBC Communications and increased our weight in Verizon. We believe Verizon to be the leading wireless company and feel they are well positioned to withstand the industry shakeout.


Financials were underweight due to a modest allocation to banks where we found few growth opportunities. Diversified financials have been weighted more heavily in the portfolio. We eliminated Capital One, which fell sharply after the government issued a memo of understanding recommending the need for more controls. While Capital One beat expectations and increased guidance for future growth, we sold the stock on concern about industry risk for credit card companies in general. Citigroup was also negatively impacted on concerns they may have assisted Enron in masking financial issues as well as exposure to Latin American and troubled names such as Adelphia and WorldCom. In our view these exposures are not material given the diversity of Citigroup's business model, but we reduced our exposure as the related risks could affect the stock for some time. We subsequently increased our position based on price weakness because we continue to like the business model and long-term growth prospects. We also added to Freddie Mac, as we believe the company will continue to benefit from the drop in interest rates, which has perpetuated an increased volume in mortgage refinancing.


We continue to monitor market, sector, industry and company-specific developments. In our view geopolitical concerns and continued bad news around corporate management have caused a drag on both the consumer and business undermining a recovery. Additionally, the preannouncement season has shaken confidence about the much needed earnings and profit recovery. Our investment approach seeks to identify companies with earnings visibility, solid cash flow generation, and management integrity. We own a mix of stable and cyclical stocks.


PRINCIPAL PARTNERS LARGECAP BLEND FUND, INC.

LINDA A. DUESSEL, DAVID P. GILMORE AND J. THOMAS MADDEN


GROWTH OF $10,000

            Average Annual Total Returns
              as of October 31, 2002
        Class   1 Year          Life of Fund
        A       -15.66%         -13.79%*
        B       -15.49%         -14.01%*

        Standard &      Morningstar     Partners LargeCap
        Poor's 500      Small Growth       Blend Fund
        Stock Index       Category          Class A
         10                10               10
"2001"   8.204             7.978            8.259
"2002"   6.964             8.172            7.314


Note: Past performance is not predictive of future performance.
The performance of Class B shares will vary from the performance of Class A shares based on the differences in loads and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

*       Since inception date 12/22/2000

LOGO

We are pleased with our relative performance, despite what has continued to be a tough overall environment for equities. During the twelve-month reporting period ended October 31, 2002, the Principal Partners Large Cap Blend Fund declined 15.66%. The S&P 500 Index fell 15.11%. Economic recovery in the United States has been less sure-footed than many analysts had expected, and it certainly has occurred more slowly than investors have hoped. After a period of positive returns late in 2001 and early this year, especially for small- and mid-cap stocks, equities resumed their downtrend. Hopes of stronger earnings growth faded mid-year due to corporate earnings warnings. Any economic improvements that did occur were overshadowed by news of corporate fraud and accounting scandals, as well as terrorism fears and concerns about conflicts with Iraq.


Overall, no equity class was immune to deeper bear market losses and stocks of all levels of capitalizations, in both the growth and value camps, delivered similarly negative performance. In the latter portion of the fiscal year, larger companies and growth stocks fared somewhat better than others, potentially reflecting a change in the market leadership that has favored smaller companies and the value style of investing since the stock bubble burst in the spring of 2000. The S&P Barra Value Index declined 15.8%, while the S&P Barra Growth Index fell 15.0%. At the end of the fiscal year, the Fund held 54% of its assets in value stocks with the remaining 46% in growth stocks.


Our performance during this period resulted from our sector allocation and security selection. Amongst sectors, the Fund benefited most from being underweight Telecommunication Services and Information Technology. Security selection had the greatest impact on performance during the year with strong contributions from selection within Information Technology, Industrials, Utilities and Healthcare.


Earlier this year, we trimmed the Fund's exposure in Healthcare, Utilities and Energy. We used proceeds from those sales to take advantage of attractive opportunities in Financials, Technology and Telecommunications, after having been underweight in those areas during the first half of the Fund's fiscal year. We continued to add to our regional Bell carrier exposure - bringing the Fund to its first overweight position in the Telecommunications sector in two years - on the belief that there is value to be recognized in this sector. We also have maintained a significant emphasis on pharmaceuticals companies, which generally have low valuations at this time, while we have little exposure to retail stocks given concerns about consumer spending.


After three negative years for equities, the odds are in favor of a better year in 2003. Earnings expectations are more reasonable, as the consumer continues to do his or her part, and capital spending in the corporate sector appears to be stabilizing. Valuations are still above historical norms, but that can be resolved fairly quickly, as economic growth results in strong operating leverage and higher earnings from companies that have reduced their cost structure. Resolution of, or improvement in, geopolitical tensions would also provide a lift. Within the Principal Partners Large Cap Blend Fund, we are sticking to our discipline of looking for companies that we believe have attractive risk/reward characteristics as compared to the rest of the market. We continue to be well diversified, reasonably balanced with a tilt toward the names and sectors we believe have the greatest opportunity for outperformance in the coming year.


PRINCIPAL PARTNERS LARGECAP VALUE FUND, INC.

MARILYN G. FEDAK AND JOHN PHILLIPS

GROWTH OF $10,000

            Average Annual Total Returns
              as of October 31, 2002
        Class   1 Year          Life of Fund
        A       -14.18%         -8.00%*
        B       -14.17%         -8.29%*

                           Morningstar       Partners
        Russell 1000       Large Value     LargeCap Value
         Value Index         Category       Fund Class A
           10                 10              9.525
"2001"     8.978              8.751           9.194
"2002"     8.078              8.523           8.285


Note: Past performance is not predictive of future performance.
The performance of Class B shares will vary from the performance of Class A shares based on the differences in loads and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

*       Since inception date 12/22/2000

LOGO

Equity markets fell precipitously in the last twelve months, as the S&P 500 declined 15.11%. Announcements of fraud and accounting irregularities, earnings disappointments, and fears over terrorist attacks and a war with Iraq all dampened investor sentiment. Value significantly outperformed growth during the period, as the Russell 1000 Value Index fell 10.02% while the Russell 1000 Growth Index fell 19.6%.


After the initial shock of the September 11 terrorist attacks, the market rallied; however, the rally was not long lived and had leveled off by the end of 2001. In the first quarter of 2002, weak returns in the technology and telecommunications industries virtually offset gains in the rest of the market. A crisis of confidence swept the markets in the second quarter, as the revelation that WorldCom's management had perpetrated one of the largest accounting frauds in modern history further fueled anxiety about the integrity of corporate reporting. In the third quarter, uncertainty about the durability of the economic recovery, fear of war with Iraq and continuing revelations of accounting irregularities or fraud caused markets to fall in the double digits. The market finally seemed to stabilize in October, as the S&P 500 rose 8.8%, its biggest monthly gain in more than two years.


In this trying environment, the Fund proved to be defensive, declining 14.18%. In managing the Fund we followed our research-driven, value stock selection and benchmark sensitive portfolio construction disciplines.


Our underweight of the consumer growth, technology and utilities (which includes telecommunications) sectors proved beneficial during the period. The technology and utilities sectors were hit hard by earnings disappointments and major scandals, falling 32 and 25 percent, respectively. The media companies in the consumer growth sector were negatively impacted after September 11, so our underweight was helpful there also. Our overweight of the pro-cyclical, old economy industrial resources sector, which includes firms such as paper producers and chemical companies, also contributed to returns.


Our holdings in the financial sector contributed the most to relative returns. Our emphasis on thrifts and major regional banks, such as Unionbancal, Countrywide Credit, Golden West Financial and Regions Financial, which advanced between 27 and 43%, significantly boosted returns. Holdings in the consumer cyclical area benefited, as Black & Decker, TJX, Fortune Brands and Liz Claiborne, returned between 23 and 43%. In addition, underweighting or avoiding stocks that declined also contributed to Fund performance. Our underweight of Ford, which declined 46%, added to relative returns, as did our underweight of McDonalds, which fell 30%.


In the utilities sector, our investment in regulated electric companies such as Ameren, Con Edison and Cinergy contributed to returns, as did our avoidance of unregulated firms such as Southern Company, Exelon, FPL and Progress Energy. During the period, we initiated a position in AT&T Wireless, which had traded off too far, in our view, as its subscriber growth and customer turnover slowed. This transaction proved beneficial, as the stock was one of the major contributors to portfolio returns.


We were not unscathed by allegations of fraud and corruption, however, as we held WorldCom in the Fund's portfolio. Despite significant research on our part, the fraud at WorldCom was not apparent to us. We scrutinized the financial statements for all of the usual indicators and concluded that the statements were, in fact, telling the correct story. Our holdings in Nortel and Solectron also declined, however, we think these companies will successfully weather the downturn in demand in their markets and represent compelling bargains.


Despite mixed messages on the economic front, investor sentiment improved in October, the crisis of confidence abated and the markets recovered some lost ground. Overall, the value opportunity remains above the historical norm, providing the potential for continued outperformance by the Fund.


PRINCIPAL PARTNERS MIDCAP GROWTH FUND, INC.

CHRISTOPHER K. MCHUGH, WILLIAM C. MCVAIL AND ROBERT E. TURNER

GROWTH OF $10,000

       Average Annual Total Returns
         as of October 31, 2002
      Class   1 Year  Life of Fund
        A     -24.48%  -33.98%*
        B     -24.31%  -34.01%*

                            Morningstar        Partners
        Russell Midcap     Mid-Cap Growth    MidCap Growth
         Growth Index         Category       Fund Class A
            10                 10               9.525
"2000"      8.843              9.13             8.317
"2001"      5.06               5.637            4.163
"2002"      4.169              5.235            3.303


Note: Past performance is not predictive of future performance.
The performance of Class B shares will vary from the performance of Class A shares based on the differences in loads and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

*       Since inception date 3/1/2000


LOGO

The twelve-month period ending October 31, 2002, was not at all beneficial to mid-cap growth stocks. The Russell Midcap Growth Index tumbled 17.61%. The S&P 500 Index, in comparison, fell 15.11%. For its part, the Principal Partners MidCap Growth Fund lost 24.48%.


The weakness in mid-cap growth stocks reflected investors' belief that the earnings prospects of mid-cap growth companies weren't bright enough in the short term to justify paying a premium for their shares, so the stocks fell hard. As for the Fund's holdings, four of ten sector positions outperformed their corresponding index sectors.


Throughout the period, we continued to pick stocks according to our time-tested principle of buying companies with earnings that exceeded expectations. But that principle didn't generate good results. Indeed, our approach did in fact generate excellent returns in October, when the market staged a strong rally. The Fund was up 9%, but that wasn't enough to compensate for the losses suffered earlier.


In all, the Fund's performance pattern was typical of that of our growth-stock funds, which have tended to outperform in rising markets and underperform in falling markets. We buy the stocks of companies whose earnings are expected to exceed expectations, and those tend to be the stocks, with relatively high price/earnings ratios, which suffer in bear markets.


Contributing the most to performance in relative terms were our health-care holdings. They amounted to a 25% weighting and lost 16%, compared with a 27% loss for the Russell Midcap Growth Index health-care sector. Our technology holdings detracted most from results by far; they were richly priced and thus fell the most, more than the tech sector as a whole. Specifically, they declined 54% versus a 46% drop by the sector. In general, tech stocks, constituting 21% of the Fund, suffered due to investor worries about a spate of weak earnings reports, lackluster capital spending for hardware and software, and an intense skepticism about tech companies' earnings rebounding any time soon.


The Fund was relatively heavily invested in technology because of its "sector-neutral" investment policy, which dictates that the Fund's sector weightings closely resemble those of the target index, the Russell Midcap Growth Index. So with the Fund's sizable technology weighting, which was comparable to the tech sector's weighting in the Index, the Fund was enormously vulnerable to the bear market in tech shares.


In absolute terms, our consumer-staples stocks recorded the best return, a gain of 19%, a consequence of their historical propensity to hold up well in sharp market downturns. Unfortunately, our consumer-staples position had only a minimal positive impact on performance, since it accounted for only a 3% weighting, in line with the weighting of the Index's consumer-staples sector.


The stock market has been so distinctly negative that it suggests to us that a rebound may be imminent. Such a rebound could materialize over the next two quarters, as it becomes more evident that earnings are in fact gradually improving. We remain true to our investment process and focus on picking stocks with the strongest earnings prospects in all sectors of the market, since we believe earnings expectations drive stock prices over time. And although recent headlines in the business press may indicate otherwise, we believe the earnings prospects of mid-cap growth companies are auspicious.


For the Fund, we are emphasizing stocks of companies whose earnings tend to pick up early in an economic recovery, like semiconductor, data-storage, paper, software, and retailing companies with strong brands.


PRINCIPAL PARTNERS SMALLCAP GROWTH FUND, INC.

PAUL A. GRAHAM, JR. AND DAVID N. WABNIK

GROWTH OF $10,000

            Average Annual Total Returns
               as of October 31, 2002
        Class   1 Year          Life of Fund
        A       -39.08%         -40.60%*
        B       -39.15%         -40.83%*

                          Morningstar        Partners
        Russell 2000      Small Growth     SmallCap Growth
        Growth Index        Category        Fund Class A
           10                10                9.525
"2001"     8.273             7.933             5.693
"2002"     6.489             8.418             3.64


Note: Past performance is not predictive of future performance.
The performance of Class B shares will vary from the performance of Class A shares based on the differences in loads and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

*       Since inception date 12/22/2000

LOGO

Fiscal year 2002 was again a difficult year for small cap growth investors. The fiscal year began on a positive note with small stocks rising on hopes of an economic rebound only to reverse course as accounting scandals, further weakness in the economy, and uncertainty created by the prospect of war with Iraq weighed on investors' minds. For the fiscal year, small cap growth stocks as measured by the Russell 2000 Growth Index lost 22% of its value. After trailing for most of the year, small cap growth once again began to outperform small cap value towards the end of the fiscal year. This is in sharp contrast to the prior two years when small cap value outpaced small cap growth stocks by a record margin. Indeed, we suspect that the much awaited reversion to the mean for growth vs. value may be starting to take place, with small cap growth likely to recover lost ground in the coming months.


Since UBS took over management of the Fund on September 30, 2002, the Principal Partners Small Cap Growth Fund rose 0.25% in October, versus a 5.1% return for the Russell 2000 Growth benchmark. The 0.25% return includes first-day transaction costs on October 1 associated with trading into the new UBS strategy. Performance in October was helped by good stock selection across the board, particularly in Health Care. The lone problem area for the month was the Fund's stock picking in the Industrials sector. Sector selection was essentially a neutral factor for the month.


The new UBS small cap growth team employs a highly disciplined bottom-up investment process that combines rigorous quantitative research with in-depth fundamental research to construct a portfolio with favorable risk/reward characteristics.


At the end of October, the Fund was slightly overweighted in the Consumer Discretionary, Consumer Staple, and Financial sectors, while it was slightly underweighted in Industrials, Telecommunications, and Utilities stocks. Although we will over- and underweight sectors, we remain committed to a diversified investment approach that identifies attractive growth opportunities in every sector. Over a market cycle we have found that this strategy generates excellent long-term results while minimizing risk.


Despite the recent weakness in small cap stocks, valuations and earnings growth continue to favor small cap stocks. Small cap stocks trade below longer term averages relative to large caps and appear attractive whether one looks at price to sales, price to book, or price to earnings ratios. In addition to the valuation advantage, small cap earnings growth is forecasted to continue to beat large caps. Third quarter 2002 marks the ninth quarter out of the last ten in which small cap earnings growth has topped large caps.


Volatility sparked by economic uncertainties, geopolitical unrest, terrorist threats, and accounting scandals has led to a quick flight to quality in the past several months. We believe this volatility and accompanying liquidity premium should diminish in the months ahead, especially as we get additional data that the economy is on the path to recovery and we begin to approach some resolution of the Iraq situation. Historically, when volatility has been on the decline, it has tended to favor more speculative, smaller stocks that benefit from a stable economic and political environment.


By historical standards, we are still only about half-way through a typical small cap rally, which generally has lasted five to seven years. In these cycles, it is not uncommon to have sharp short-term corrections, only to be followed by a resumption of the small cap rally. We expect a similar upward move by small caps in the months ahead, as the economic and political situations calm down. The major risks to this scenario would be a double-dip recession, unexpected difficulties in dealing with Iraq, or additional major terrorist activity on U.S. soil.


PRINCIPAL REAL ESTATE FUND, INC.

KELLY D. RUSH

GROWTH OF $10,000

       Average Annual Total Returns
         as of October 31, 2002
      Class   1 Year  Life of Fund
        A      3.96%   2.19%*
        B      4.38%   2.21%*

         Morgan          Morningstar
        Stanley        Specialty-Real      Real Estate
       REIT Index      Estate Category     Fund Class A
         10                10                9.521
"1998"   8.329             8.61              8.053
"1999"   7.808             8.255             7.7
"2000"   9.229             9.899             9.383
"2001"   10.452            10.785            10.18
"2002"   11.151            8.782             11.109


Note: Past performance is not predictive of future performance.
The performance of Class B shares will vary from the performance of Class A shares based on the differences in loads and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

*       Since inception date 12/31/97

LOGO

The Principal Real Estate Fund gained 3.96% (net of maximum sales charge) for the twelve months ended October 31, 2002. Excluding the sales charge, the Fund gained 9.13% compared to the Morgan Stanley REIT Index which gained 6.69%. The strong relative performance was related to both stock selection and property type weightings. Approximately two-thirds of the portfolio's outperformance was driven by good decisions regarding individual stocks.


Real estate stock returns stood out in a year where broad stock market performance was poor and the S&P 500 declined 15.11%. Nervous investors favored stability and high current income and real estate stocks offered both. Most public companies experienced earnings declines while real estate companies had modestly positive earnings growth. Most stocks provided little, if any, dividend income while real estate companies gave investors material dividend payments.


Chelsea Property Group, an owner of factory outlet centers, was the Fund's best performing stock with a return of 45.3%. The decision to overweight Chelsea relative to the benchmark was the single best decision of the last twelve months. Chelsea owns some of the best outlet centers in the country and those centers benefited from resilient consumer demand.


The Chelsea exposure was just one of several favorable security weighting decisions. Other good stock choices included overweighting Capital Automotive, Macerich and Pan Pacific. Also, the decision to underweight Avalon Bay Communities, Equity Office Properties and Post Properties aided performance.


Property type weightings also contributed to strong benchmark relative returns. Overweighted positions in regional malls and industrial property owners were especially beneficial to the Fund's overall return. An underweighted position in apartment building owners also helped relative returns.


We emphasized regional mall and industrial owners because we expected these property types would withstand economic pressure better than most. This proved especially true with regional malls and the returns of mall owner stocks reflected it. Industrial companies actually suffered from worse than expected fundamental conditions yet provided exceptional returns. Investors shrugged off the current weak industrial conditions and focused on the likelihood of a quick recovery once the economy turns up.


Many investors anticipated apartment buildings would provide reliable earnings through the recession. This has not proven to be the case as apartment fundamentals eroded rapidly throughout the year and the share prices of apartment owners slumped. We anticipated this weakness and our underweight of apartment owners helped relative results.


Decisions related to hotel owners had the biggest negative impact on relative returns. Performance was hurt by the portfolio being underweighted in hotels during November and December 2001, a time when hotel owner stock prices were recovering from their post-September 11 lows.


The past twelve months reminded investors of the diversification benefits of real estate stocks. Real estate stocks have historically proven to have a low correlation with other stocks, competitive rates of return, and below average volatility. These attributes make them a useful tool in building a prudently diversified portfolio.


PRINCIPAL SMALLCAP FUND, INC.

MICHAEL L. JOHNSON

GROWTH OF $10,000

        Average Annual Total Returns
        as of October 31, 2002
      Class   1 Year  Life of Fund

        A     -21.93%   -4.96%*
        B     -21.87%   -4.97%*

                       Standard and    Morningstar
        Russell 2000  Poor's SmallCap  Small Blend     SmallCap
            Index        600 Index       Category     Fund Class A
            10             10             10            9.527
"1998"      8.72           8.782          8.736         8.006
"1999"      10.017         9.839          9.997         10.77
"2000"      11.761         12.325         12.56         11.835
"2001"      10.267         11.529         12.235        9.543
"2002"      9.08           11.093         11.145        7.822


Note: Past performance is not predictive of future performance.
The performance of Class B shares will vary from the performance of Class A shares based on the differences in loads and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

*       Since inception date 12/31/97

LOGO

The Principal SmallCap Fund returned -21.93% versus -11.56% for the Russell 2000 Index. At the beginning of the year, the Fund was positioned more aggressively for an anticipated economic recovery in 2002. This involved slightly overweighting the telecommunications and information technology sectors. Much of the underperformance relative to the Index can be explained by this more aggressive posture. This strategy hurt performance because these two sectors were among the worst performing sectors in the market throughout the year. In addition, the Fund's more aggressive portfolio holdings were in these sectors, which was the wrong strategy since they underperformed less aggressive holdings within the Index. On a positive note, strong stock selection was evident in several economic sectors including consumer discretionary, financials, health care and energy.


The year began with a nice market rally as stocks recovered from the September 11 terrorist attacks and investors showed renewed optimism that the economic outlook would improve. However, this performance was short lived as political turmoil in the Middle East and conflicting economic data points in the United States pushed the markets lower throughout the balance of the year. Volatility in the markets continued the trend seen in the previous year. While the consumer held up well with the help of aggressive interest rate cuts, business investment was lacking. This resulted in a weaker economic recovery than many investors had been anticipating. In general, less aggressive, value-oriented investment styles tended to outperform their more aggressive, growth-oriented counterparts for the year.


The investment process is focused on systematically identifying companies with positive or improving business fundamentals, confirming the sustainability of those fundamentals through research and purchasing companies at reasonable valuations. Over time, we believe this philosophy will provide superior returns and reduce portfolio risk.

PRINCIPAL UTILITIES FUND, INC.

JOSEPH J. URCIUOLI AND FERNANDO "FRED" DIAZ

GROWTH OF $10,000

          Average Annual Total Returns
            as of October 31, 2002
      Class   1 Year  5 Year  Life of Fund
        A     -21.21% -0.13%  4.20%*
        B     -21.23% -0.21%  5.51%**

                         Dow Jones
        Standard and     Utilities        Morningstar
         Poor's 500        Index      Specialty-Utilities     Utilities
         Stock Index    with Income        Category         Fund Class A
           10              10               10                  9.524
"1993"     11.116          11.652           11.781              10.847
"1994"     11.546          9.355            10.811              9.198
"1995"     14.599          11.808           12.586              11.439
"1996"     18.116          13.213           14.202              12.369
"1997"     23.933          14.858           16.831              14.133
"1998"     29.196          19.192           20.611              18.67
"1999"     36.691          20.263           24.663              21.422
"2000"     38.925          27.051           28.16               24.012
"2001"     29.233          20.91            21.728              17.831
"2002"     24.816          14.706           19.277              14.746


Note: Past performance is not predictive of future performance.
The performance of Class B shares will vary from the performance of Class A shares based on the differences in loads and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

*       Since inception date 12/16/92
**      Since inception date 12/9/94

LOGO

The utilities industry continued to post negative returns for the one-year period ending October 31, 2002. The Principal Utilities Fund returned -21.21%, compared with -36.35% for the S&P Utilities Index and -29.67% for the Dow Jones Utilities w/Income Index. The Dow Jones Utility Index has a greater percentage of traditional utility companies that have slower growth, but higher yields. The broader market as measured by the S&P 500 returned -15.11%, slightly better than the Fund and markedly improved over the Indexes. The Fund's relatively stronger performance for the year was due to a renewed focus on stable companies within the public utilities and telecommunications industries. In the second half of fiscal 2002 hybrid preferred securities were added as an alternative fixed income asset class to support the diversification, income yield and stable attributes of the portfolio.


During the fiscal year the utility industry continued to suffer from weak wholesale electric prices, unprofitable trading operations, higher interest expense and excess generating capacity. As in other sectors of the market, utilities were affected by negative press including questions related to accounting practices, power trading procedures and price manipulation in California during late 2000 and early 2001. The rating agencies (S&P, Moody's and Fitch) apparently abandoned traditional policies of first issuing negative outlook warnings on individual companies and instead opted to downgrade first and ask questions later. This change was perhaps prompted by the perception that the rating agencies had a delayed response to events leading to Enron's demise in late 2001. Aside from the negative ratings and media pressure, we do not believe that the fundamental weaknesses in the industry are insurmountable. Many utilities have the solid balance sheet and strong cash flow generation needed to navigate through the current market cycle.


Notwithstanding anemic investor confidence in the telecommunications and cable industries, many telecom companies still maintain leading market positions in solid business segments. The big Bell companies - Bellsouth, Verizon and SBC - have strong balance sheets, disciplined cost cutting programs and sizable dividend yields. Further, the big Bell telecom model is underscored by robust cash flow streams, mitigating attendant industry challenges in a fiercely competitive environment. We believe that the Bell holdings in the portfolio are well positioned for an eventual pick up in the economy including improved consumer spending and firm pricing.


Rating agency conservatism, as well as investor preoccupation with the health of the economy, corporate malfeasance, eroding equity values, terrorism, and geopolitical events ranging from potential military action against Iraq to uncertainty in Brazil's administration have fueled overall market skittishness. "Headline risk" contagion could affect performance and volatility in the electric and telecom markets in the near term. Despite the prospect of uneven earnings and specific lingering uncertainties for utilities and telecoms, we are cautiously confident about improving prospects for both industries.


PRINCIPAL INTERNATIONAL EMERGING MARKETS FUND, INC.

MICHAEL A. MARUSIAK AND MICHAEL L. REYNAL.

GROWTH OF $10,000

          Average Annual Total Returns
            as of October 31, 2002
      Class   1 Year  5 Year  Life of Fund
        A      0.15%   -4.72%  -6.54%*
        B      0.46%   -4.79%  -6.43%*

        Morgan Stanley
          Capital           Morningstar
        International       Diversified        International
        EMF (Emerging     Emerging Market     Emerging Markets
        Markets) Index       Category          Fund Class A
           10                  10                  9.524
"1997"     8.591               8.75                8.554
"1998"     5.929               5.976               6.748
"1999"     8.575               8.191               8.832
"2000"     7.82                7.925               9.04
"2001"     5.978               6.084               6.703
"2002"     6.483               4.932               7.046


Note: Past performance is not predictive of future performance.
The performance of Class B shares will vary from the performance of Class A shares based on the differences in loads and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

*       Since inception date 8/29/97

LOGO

The Principal International Emerging Markets Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) EMF (Emerging Markets Free) Index, by 8.29%. For the one-year period ending October 31, 2002, the Fund returned 0.15%, compared to 8.44% for the Index. This underperformance was primarily due to poor stock selection in Korea and Taiwan. Also, the Fund remained underweighted in the information technology sector, which outperformed the benchmark. Poor stock selection in the materials sector, due to an underweighted position in gold stocks, hurt the Fund relative to the MSCI EMF Index. On the other hand, the Fund benefited from stock selection in the financials sector, being overweighted in Central European banks on convergence, and being underweighted in Brazilian banks as the crisis unfolded. Stock selection in the consumer staples sector provided outperformance relative to the benchmark.


Emerging markets outperformed developed markets during the one-year period ending October 31, 2002. The MSCI EMF Index returned 8.44%, compared to -13.21% for the MSCI Europe, Australasia, Far East (EAFE) Index and -15.11% for the S&P 500 Index. The global economic recovery, which was expected in 2002, has yet to truly materialize. Early hopes for a rebound in global markets were disappointed, as developed markets slowed in the second quarter of the year. Aggressive rate cuts by the Federal Reserve (Fed) late in 2001 did not have the expected effect on the U.S. economy. In Europe, inflation fears also kept interest rates flat year-to-date, providing little impetus to growth. Global currencies were volatile during this period, with the euro gaining 13.3% against the U.S. dollar, while the yen, though trading in a very volatile pattern, closed essentially flat against the dollar. Commodity prices during the year exhibited high volatility, consistent with changing sentiment toward the global economic cycle.


The year was marked by high political activity in Argentina, Brazil and Turkey. After Argentina's default at the end of 2001, the elections in Brazil drew market focus, since its high debt level looked unsustainable during a period of political change. Turkey has also been an area of concern, again due to strong election risk and with the increased likelihood of a U.S. war with Iraq. Turkey has been a key ally for the United States, and the winning Turkish party has a fundamentalist Islamic background. In Asia, the continued strength of the consumer helped prop up markets, despite weakness in the information technology sector, especially in Taiwan and Korea. Central European markets performed relatively well on convergence with Europe, as the financials sector in particular benefited from lowering interest rates. Russia remained a successful investment, with continued progress on structural reform and an increase in already high oil prices.


We expect emerging markets to continue their outperformance. Lowered economic growth expectations have reduced valuations in emerging markets, which have reached historically attractive levels. Interest rates in developed markets are at low levels, which favors highly indebted countries. We will focus on Asia, which should gain from any economic activity. In Latin America we prefer Mexico, though the economic upturn will be slow, consistent with the United States. Eastern Europe/Middle East/Africa (EMEA) markets are tied to European Union growth, which appears to be muted for the short-term outlook.


PRINCIPAL INTERNATIONAL FUND, INC.

KURTIS D. SPIELER

GROWTH OF $10,000

             Average Annual Total Returns
               as of October 31, 2002
      Class   1 Year  5 Year  10 Year Life of Fund
        A     -16.17% -6.10%  5.01%
        B     -16.27% -6.10%  -       1.76%*

        Morgan Stanley
          Capital
        International
        EAFE (Europe,          Morningstar
        Australia and         Foreign Stock    International
        Far East) Index         Category       Fund Class A***
           10                    10              9.53
"1993"     13.746                13.196          13.467
"1994"     15.133                14.636          14.76
"1995"     15.077                14.564          14.912
"1996"     16.656                16.294          17.65
"1997"     17.427                18.054          21.261
"1998"     19.109                18.754          21.671
"1999"     23.51                 23.932          25.177
"2000"     22.828                25.042          25.942
"2001"     17.1                  18.268          18.512
"2002"     14.841                18.898          16.302


Note: Past performance is not predictive of future performance.
The performance of Class B shares will vary from the performance of Class A shares based on the differences in loads and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

*       Since inception date 12/9/94

LOGO

International equity markets posted negative returns in the last year, largely due to concerns about the sustainability of the global economic recovery. The Principal International Fund declined 16.17% (net of the maximum sales charge) for the fiscal year ending October 31, 2002. Excluding the sales charge, the Fund declined 11.94%, while the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australia and Far East) Index dropped 13.21%.


The major reason for the Fund's performance was stock selection in the information technology, energy and financials sectors. In the technology sector we added value within semiconductor equipment and products. Samsung Electronics was a strong performer for the Fund. In the energy sector, we generated returns with our holdings in integrated oil companies trading on discount valuations. Our focus on retail banks and insurance companies with solid balances sheets was the correct strategy within the financials sectors.


Initial market performance in the fiscal year was positive as companies experienced a rebound in business after September 11. This strong economic and company performance faded in the second half of 2002. The sluggish economic growth negatively impacted company earnings and ultimately resulted in weak equity markets from July through September.


The best performing sectors in the last year were consumer staples, basic materials and consumer discretionary. In general, the bright spot in the global economy continues to be the ongoing consumer spending. The basic materials industry benefited from better commodity prices and cheap valuations. On the negative side, the information technology and telecommunication services sectors were hit particularly hard. Companies in these sectors suffer from weak pricing and poor balance sheets.


We are currently finding good value in the basic materials and consumer staples sectors. We view the pharmaceuticals, information technology and financials sectors less favorably. Our investment positioning is a result of implementing our bottom-up, borderless philosophy in international investing. This philosophy focuses on in-depth research of companies and investing at discount valuations.


PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.

BRIAN W. PATTINSON

GROWTH OF $10,000

        Average Annual Total Returns
        as of October 31, 2002
      Class   1 Year  5 Year  Life of Fund
        A     -15.76%  1.16%   1.23%*
        B     -15.96%  1.17%   1.38%*

        Morgan Stanley     Morgan Stanley
          Capital             Capital
        International      International
        EAFE (Europe,      EAFE (Europe,
        Australia and      Australia and      Morningstar      International
          Far East)          Far East)       Foreign Stock     SmallCap Fund
        SmallCap Index        Index             Category          Class A
                              10                 10               9.524
"1997"                        9.745              9.83             9.573
"1998"      10                10.689             10.211           9.602
"1999"      11.784            13.151             13.03            14.837
"2000"      11.048            12.77              13.635           17.984
"2001"      9.562             9.566              9.947            12.046
"2002"      8.843             8.302              10.29            10.65


Note: Past performance is not predictive of future performance.
The performance of Class B shares will vary from the performance of Class A shares based on the differences in loads and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

*       Since inception date 8/29/97

LOGO

The Principal International SmallCap Fund underperformed the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Small Cap Index by 8.24% over the last twelve months. For the one-year period ended October 31, 2002, the Fund returned -15.76%, compared to -7.52% for the Index. The biggest contributor to underperformance was poor stock selection in the materials and health care sectors. Strong stock selection in the industrials, information technology and consumer discretionary sectors were bright points for the year.


Regionally, Australia was the biggest contributor to the Fund's underperformance due to poor stock selection. Japan was the best contributor to performance for the Fund due to both strong stock selection and an underweighted position in this underperforming region. Asia and Canada were also positive contributors to performance for the year.


Global equity markets continued their downward slide over the past year. A sluggish global economy, weak corporate earnings and turmoil in the Middle East have all contributed to market weakness. The information technology and telecommunications sectors were the worst performing sectors again this year. Corporate technology spending continues to be weak and the excesses of the internet bubble are still plaguing these sectors. The health care, financials and industrials sectors were also poor performers this year. Consumer staples, materials and consumer discretionary were the best performing sectors. Japan was the weakest region over the past year, while Asia Pacific excluding Japan was the strongest region.


We maintain our outlook for a moderately improving economy over the next several quarters. Key risks to our outlook are the sustainability of U.S. consumer strength, as well as any escalation of military action in the Middle East.


INCOME-ORIENTED FUNDS

PRINCIPAL BOND FUND, INC.

WILLIAM C. ARMSTRONG AND TIMOTHY R. WARRICK

GROWTH OF $10,000

             Average Annual Total Returns
                as of October 31, 2002
      Class   1 Year  5 Year  10 Year Life of Fund
        A     -1.07%   4.41%   6.37%
        B     -0.88%   4.35%   -       6.88%*

        Lehman Brothers      Morningstar
        Aggregate Bond    Intermediate-Term    Bond Fund
            Index           Bond Category       Class A
            10                10                9.523
"1993"      11.187            11.248            10.972
"1994"      10.776            10.743            10.313
"1995"      12.462            12.287            12.348
"1996"      13.191            12.935            12.933
"1997"      14.364            14.015            14.244
"1998"      15.704            15.094            15.349
"1999"      15.787            15.099            15.054
"2000"      16.939            15.964            15.54
"2001"      19.405            18.049            17.865
"2002"      20.548            19.042            18.549


Note: Past performance is not predictive of future performance.
The performance of Class B shares will vary from the performance of Class A shares based on the differences in loads and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

*       Since inception date 12/9/94

LOGO

The Principal Bond Fund underperformed the Lehman Aggregate Index for the one-year period ended October 31, 2002, returning -1.07% compared to 5.89% for the Index. Performance was hindered by an underweighted position versus the Index to U.S. Treasuries and U.S. agencies, as well as a slightly overweighted position to investment grade corporate bonds. In addition, a small allocation to below investment grade corporate bonds (a sector which is not part of the Lehman Aggregate Index) negatively impacted the performance of the Fund.


Throughout the year the Fund's portfolio was further diversified in the corporate bond sector and purchases were focused on high quality sectors such as banks and stable sectors such as railroads and energy. In addition, allocations to Treasuries and agencies were increased during the year as the volatility within the market warranted taking less risk within the portfolio. The Fund benefited from overweighted positions to mortgage-backed securities and commercial mortgage-backed securities, which were both top-performing sectors within fixed-income security investments during this time frame.


The Federal Reserve (Fed) continued its unprecedented easing policy throughout the year, dropping the fed funds target rate to 1.75%, down from 2.50% at the end of October 2001. These rate cuts were intended to maintain the strength of consumer spending, while trying to stimulate business spending and the U.S. equity market.


These efforts to revitalize economic and equity performance were hampered by continual shocks to investor and consumer confidence led by accounting scandals at Enron, WorldCom, Qwest, and Tyco. In addition, investors punished industries such as telecom, pipeline utilities, and autos, burdened by debt and cash flow problems, and prices of securities in these industries fell in both the debt and equity markets. Volatility continued to be high within the corporate bond market and the dispersion between risk premiums of high quality, stable bonds and riskier, lower rated bonds remained at all time highs. Consumers continued to support economic growth mainly by utilizing 40-year low interest rates to refinance homes and using the excess cash from lower monthly payments and cash outs from home equity to maintain spending levels throughout the year.


PRINCIPAL GOVERNMENT SECURITIES INCOME FUND, INC.

MARK KARSTROM AND MARTIN J. SCHAFER

GROWTH OF $10,000

           Average Annual Total Returns
             as of October 31, 2002
      Class   1 Year  5 Year  10 Year Life of Fund
        A      0.38%   5.52%   6.43%
        B      0.56%   5.41%   -       7.46%*

                           Morningstar
                           Intermediate     Government
        Lehman Brothers     Government    Securities Income
          GNMA Index         Category       Fund Class A
            10                10              9.522
"1993"      10.758            10.975          10.649
"1994"      10.592            10.476          9.982
"1995"      12.201            11.908          11.725
"1996"      13.073            12.478          12.436
"1997"      14.277            13.456          13.583
"1998"      15.301            14.566          14.585
"1999"      15.774            14.516          14.799
"2000"      17.015            15.457          15.848
"2001"      19.154            17.466          17.693
"2002"      20.363            17.695          18.65


Note: Past performance is not predictive of future performance.
The performance of Class B shares will vary from the performance of Class A shares based on the differences in loads and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

*       Since inception date 12/9/94

LOGO

The Principal Government Securities Income Fund returned 0.38% for the year ending October 31, 2002, lagging the 6.31% performance of the Lehman GNMA Index. This underperformance was due to the refinancing of the mortgage loans underlying the bonds in the portfolio. Those funds then had to be reinvested at lower prevailing interest rates. Generally mortgage securities outperform when interest rates are stable-to-rising since their higher yield and lower price volatility produce better returns than other government securities.


A potent combination of Federal Reserve interest rate cuts and government tax cuts set the stage for economic expansion in the latter part of 2001 and into 2002. This process was on track until the second quarter of this year. Then both Wall Street and Main Street lost confidence in corporate America as management credibility came under fire following announcements of accounting frauds and formal Securities and Exchange Commission investigations. Equity markets slumped and corporate bond markets were volatile due to continued ratings downgrades by several large corporate bond issuers. U.S. economic growth accelerated in the third quarter as consumers returned en masse to auto showrooms, led by another round of 0% financing. The housing market continued to be very strong as housing starts and home sales remained near record levels. The cyclical recovery from recession continues, but the recovery is not gaining the momentum it needs from business. The summer stock market plunge hurt business confidence, and left company managers hesitant to add to payrolls or increase capital spending. The U.S. economy should continue to grow at a very modest pace for the foreseeable future.


The Fund's portfolio continues to emphasize the exclusive use of government mortgage securities that produce higher yields, safety of principal, and favorable risk/return characteristics. While mortgage securities generally underperform U.S. Treasuries during periods of falling interest rates, the additional yield and lower volatility of mortgage securities generally lead to superior long-term performance. The Fund remains positioned to perform well over the next year.


PRINCIPAL LIMITED TERM BOND FUND, INC.

KEVIN W. CROFT AND MARTIN J. SCHAFER

GROWTH OF $10,000

        Average Annual Total Returns
        as of October 31, 2002
      Class   1 Year  5 Year  Life of Fund
        A      2.16%   5.52%   5.69%*
        B      2.02%   5.33%   5.50%*


        Lehman Brothers    Lehman Brothers
        Mutual Fund 1-5     Internmediate      Morningstar    Limited Term
        Government/Credit  Government/Credit   Short-Term       Bond Fund
            Index               Index         Bond Category     Class A
            10                  10               10             9.851
"1996"      10.371              10.369           10.343         10.207
"1997"      11.086              11.146           11.013         10.895
"1998"      12.012              12.163           11.726         11.611
"1999"      12.283              12.283           12.018         11.823
"2000"      13.052              13.076           12.733         12.525
"2001"      14.719              14.939           14.118         13.948
"2002"      15.558              15.822           10.649         14.464


Note: Past performance is not predictive of future performance.
The performance of Class B shares will vary from the performance of Class A shares based on the differences in loads and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

*       Since inception date 2/29/96

LOGO

The Principal Limited Term Bond Fund returned 2.16% for the one-year period ending October 31, 2002, lagging the 5.70% performance of the Lehman Mutual Fund 1-5 year Government/Credit Index. The Fund's underperformance is attributable to several factors including 1) expenses, since the Index does not have expenses and 2) the portfolio's Enron holdings during the final months of 2001. As a result of the Enron debacle, we increased the diversification and scrutiny of the corporate bond portfolio. The performance for the first ten months of 2002 was in line with the Index.


A potent combination of Federal Reserve interest rate cuts and government tax cuts set the stage for economic expansion for the latter part of 2001 and into 2002. This process was on track until the second quarter of this year. Then both Wall Street and Main Street lost confidence in corporate America as management credibility came under fire following announcements of accounting frauds and formal Securities and Exchange Commission investigations. Equity markets slumped and corporate bond markets were volatile due to continued ratings downgrades by several large corporate bond issuers. As bond prices rose, fixed-income total returns for the year continued their positive momentum.


U.S. economic growth accelerated in the third quarter as consumers returned en masse to auto showrooms, led by another round of 0% financing. The housing market continued to be very strong as housing starts and home sales remained near record levels. The cyclical recovery from recession continues, but the recovery is not gaining the momentum it needs from business. The summer stock market plunge hurt business confidence, and left company managers hesitant to add to payrolls or increase capital spending. The U.S. economy should continue to grow at a very modest pace for the foreseeable future.


By employing a disciplined investment process and by focusing on sector and security selection, we expect to reward our clients with favorable results over a reasonable period of time. We have ample opportunity to enhance portfolio return, and to provide the security of a well-diversified portfolio by exploiting our research expertise in a variety of market sectors.


PRINCIPAL TAX-EXEMPT BOND FUND, INC.

THOMAS V. CATUS AND ROBERT MARTIN

GROWTH OF $10,000

        Average Annual Total Returns
        as of October 31, 2002
      Class   1 Year  5 Year  10 Year Life of Fund
        A      0.65%   3.90%   5.67%
        B      0.67%   4.00%   -       6.70%*


        Lehman Brothers    Morningstar       Tax-Exempt
        Municipal Bond     Muni National     Bond Fund
             Index         Long Category      Class A
             10              10               9.526
"1993"       11.407          11.541           11.024
"1994"       10.91           10.852           10.207
"1995"       12.53           12.358           11.843
"1996"       13.244          13.002           12.563
"1997"       14.368          14.084           13.656
"1998"       15.52           15.098           14.579
"1999"       15.245          14.453           14.213
"2000"       16.542          15.434           15.039
"2001"       18.281          16.88            16.435
"2002"       19.354          17.535           17.362


Note: Past performance is not predictive of future performance.
The performance of Class B shares will vary from the performance of Class A shares based on the differences in loads and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

*       Since inception date 12/9/94

LOGO

The Principal Tax-Exempt Bond Fund underperformed the Lehman Municipal Bond Index for the year ending October 31, 2002, with a 0.65% return versus 5.87% for the Index. The Fund's performance was attributable to maturity distribution and security selection. The portfolio is overweighted in the intermediate maturities that were the best performing part of the municipal maturity range.


This was a strong year for the municipal bond market and we continued realigning the portfolio to more closely resemble the muni bond market. This resulted in increased sector diversification, higher average quality, increased liquidity and greater performance potential.


The U.S. economy continues to grow albeit at a much slower rate than what the market expected at the beginning of the year. The anticipated improvement in economic growth has been pushed back well into 2003. The lack of confidence in corporate accounting has resulted in a volatile stock and corporate bond market. The general perception of the municipal bond market as a high quality, less risky asset has resulted in strong demand and performance for municipals. This occurred during a time period of record new issuance of municipal bonds.


By maintaining the credit quality and liquidity, and structuring the Fund to be more in line with the overall market, we expect less volatile performance. The Fund should continue to provide a high level of tax-free income in the coming year.


PRINCIPAL CASH MANAGEMENT FUND, INC.

MICHAEL R. JOHNSON AND ALICE ROBERTSON

The money fund industry average maturity over the course of fiscal 2002 was in the 55-62 day range with downward movements coming as money market funds took advantage of higher rates in the shorter maturities. The Principal Cash Management Fund strives to stay in line with the money fund industry averages in both yield and maturity. Fund managers continue to choose from a list of high quality investments that is actively monitored by our fixed-income analytical staff.


The Federal Reserve (Fed) continued its easing mode with a 0.50% fed funds rate cut on November 6, 2001, and another 0.25% cut on December 11, 2001. (The fed funds rate is the overnight lending rate between banks.) This moved the targeted rate from 2.50% to 1.75%. This is the lowest level since the 1950s. While the Fed maintained the 1.75% rate for the remainder of fiscal year 2002, it did change its bias twice. On March 19, the Fed moved from a weakness bias to a neutral bias and then on August 13, back to a weakness bias. While the Fed has not signaled that it will lower rates any further, it is maintaining a slower growth environment.


Investment in money market funds is neither insured nor guaranteed by the U.S. government. While the Fund strives to maintain a $1.00 per share net asset value, it is possible to lose money by investing in it.

IMPORTANT NOTES


DOW JONES UTILITIES INDEX WITH INCOME is a price-weighted average of 15 utility companies that are listed on the New York Stock Exchange and are involved in the production of electrical energy.


LEHMAN BROTHERS AGGREGATE BOND INDEX represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.


LEHMAN BROTHERS GNMA INDEX is an unmanaged index of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA) and Graduated Payment Mortgages (GPMs) with at least $100 million outstanding and one year or more to maturity.



LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX: . An unmanaged index of U.S. Government agency and Treasury securities and investment-grade corporate debt securities with maturities of five to ten years


LEHMAN BROTHERS MUNICIPAL BOND INDEX is an unmanaged index of investment-grade, tax-exempt bonds which have been issued within the last five years and at least one year or more to maturity. This index is classified into four main sectors:
General Obligation, Revenue, Insured and Prerefunded.


LEHMAN BROTHERS MUTUAL FUND 1-5 GOVERNMENT/CREDIT INDEX is composed of treasury notes, agencies, and credits rated BBB or better, and with maturities of 1 year or greater and 5 years or less. It is a rolling mix of issues, as new issues are added and issues becoming less than 1 year to maturity are deleted.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) INDEX is a stock index designed to measure the investment returns of developed economies outside of North America.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) SMALLCAP INDEX is a stock index designed to measure the investment returns small cap companies of developed economies outside of North America.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMF (EMERGING MARKETS FREE) INDEX
 is capitalization weighted and consists of stocks from 26 countries. These countries include: Argentina, Brazil, Chile, China Free, Columbia, Czech Republic, Greece, Hungary, India, Indonesia Free, Israel, Jordan, Korea at 50%, Malaysia Free, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Portugal, South Africa, Sri Lanka, Taiwan at 50%, Thailand Free, Turkey and Venezuela.


MORGAN STANLEY REIT INDEX is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.


MORNINGSTAR DIVERSIFIED EMERGING MARKETS CATEGORY consists of diversified emerging-markets funds which invest in developing nations. Most funds divide their assets among 20 or more nations, although they tend to focus on the emerging markets of Asia and Latin America rather than on those of the Middle East, Africa, or Europe.


MORNINGSTAR DOMESTIC HYBRID CATEGORY consists of domestic-hybrid funds that divide their assets among stocks. These funds tend to focus on conservative stocks and bonds.


MORNINGSTAR FOREIGN STOCK CATEGORY consists of foreign-stock funds that can invest in any country outside the United States. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. They tend to invest the rest in emerging markets such as Hong Kong, Brazil, Mexico and Thailand.

MORNINGSTAR INTERMEDIATE-TERM BOND CATEGORY consists of intermediate-term bond funds that have average durations that are greater than 3.5 years and less than six years. Most of the funds rotate among a variety of sectors in the bond market, based upon which appear to offer better values.


MORNINGSTAR INTERMEDIATE GOVERNMENT CATEGORY consists of intermediate-term government funds that devote at least 90% of their bond holdings to government issues. These funds have, on average, durations between 3.5 and six years.


MORNINGSTAR LARGE BLEND CATEGORY consists of large-cap blend funds that focus on big companies that are fairly representative of the overall stock market in both size and price. They tend to invest across the spectrum of U.S. industries and owing to their broad exposure, the funds' returns are often similar to the S&P 500 Index.


MORNINGSTAR LARGE GROWTH CATEGORY consists of large-cap growth funds that invest in big companies that are projected to grow faster than the overall stock market. Most of these funds focus on either companies in rapidly expanding industries with a high percentage of sales coming from foreign markets.


MORNINGSTAR LARGE VALUE CATEGORY consists of large-cap value funds that focus on big companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay dividends. They also generally have more-stable stock prices.


MORNINGSTAR MID-CAP BLEND CATEGORY consists of mid-cap blend funds that typically invest in stocks of various sizes and mixed characteristics, giving it a middle-of-the road profile. Most shy away from high-priced growth stocks, but aren't so price-conscious that they land in value territory.


MORNINGSTAR MID-CAP GROWTH CATEGORY consists of mid-cap growth funds that typically focus directly on mid-size companies though some invest in stocks of all sizes. Mid-cap growth funds target firms that are projected to grow faster than the overall market, therefore commanding relatively higher prices. Many of these stocks are found in the volatile technology, health-care, and services sectors.


MORNINGSTAR MUNI NATIONAL LONG CATEGORY consists of Muni National Long-Term Bond funds that invest municipal bonds. Such bonds are issued by various state and local governments to fund public projects and are free from federal taxes. To lower risk, these funds spread their assets across many states and sectors. They focus on bonds with maturities of 10 years or more.


MORNINGSTAR SHORT-TERM BOND CATEGORY consists of short-term bond funds that have durations that stay between one and 3.5 years. These funds invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporates, and on rare occasions, even more speculative high-yield and emerging markets debt.


MORNINGSTAR SMALL BLEND CATEGORY consists of small-cap blend funds that favor firms at the smaller end of the market-capitalization range, and are flexible in the types of small caps they buy. They own everything from fairly cheap, out-of-favor stocks to somewhat expensive growth stocks. They thus provide exposure both to traditional value sectors, such as financials and cyclicals, and to growth sectors like technology and health care.


MORNINGSTAR SMALL GROWTH CATEGORY consists of small-cap growth funds that focus on stocks at the lower end of the market-capitalization range. These funds tend to favor companies in up-and-coming industries or young firms in their early growth stages and tend to be volatile.


MORNINGSTAR SPECIALTY - REAL ESTATE CATEGORY consists of specialty real-estate funds that invest primarily in real-estate investment trusts (REITs) of various types. The performance of these funds is less connected to the overall market than most other types of stock funds.

MORNINGSTAR SPECIALTY - UTILITIES CATEGORY consists of specialty-utilities funds that invest in phone, power, gas, and water companies. These types of companies have historically been conservative investments that pay sturdy dividends. These funds tend to provide relatively little capital appreciation, and more in the way of yield. These funds are sensitive to interest rates and industry changes.


RUSSELL 1000 GROWTH INDEX is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 1000 VALUE INDEX is an index that measures the performance of those Russell 1000 companies with lower price to book ratios and lower forecasted growth values.


RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 2000 INDEX measures the performance of the 2,000 smallest companies in the Russell 3000 Index.


RUSSELL MIDCAP INDEX is an index that measures the performance of the 800 smallest companies in the Russell 1000 Index.


RUSSELL MIDCAP GROWTH INDEX measures the performance of those Russell MidCap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.


S&P 500 INDEX is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. Standard & Poor's chooses the member companies for the 500 based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility and transportation companies.


S&P/BARRA 500 VALUE INDEX is a market capitalization-weighted index of the stocks in the S&P 500 Index having the highest book to price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.


S&P MIDCAP 400 INDEX includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.


S&P SMALLCAP 600 INDEX consists of 600 domestic stocks chosen for market size, liquidity and industry group representation. It is a market weighted index (stock price x shares outstanding), with each stock affecting the index in proportion to its market value.

                      STATEMENTS OF ASSETS AND LIABILITIES
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                                   PRINCIPAL       PRINCIPAL
                                                   BALANCED      CAPITAL VALUE
                                                  FUND, INC.      FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST .............  $101,493,469    $382,276,333
                                                 ============    ============
ASSETS
Investment in securities--at value.............  $ 92,713,382    $360,299,470
Cash...........................................        16,969          10,000
Receivables:
 Capital Shares sold...........................            --           7,793
 Dividends and interest........................       426,746         356,327
 Investment securities sold....................       255,159              --
Collateral on securities loaned, at value......       526,031      22,932,697
Other assets...................................         4,812          28,617
                                                 ------------    ------------
                                   Total Assets    93,943,099     383,634,904
LIABILITIES
Accrued expenses...............................       117,691         243,386
Payables:
 Capital Shares reacquired.....................       108,130         208,085
 Investment securities purchased...............     1,050,564              --
Collateral obligation on securities loaned, at
 value.........................................       526,031      22,932,697
                                                 ------------    ------------
                              Total Liabilities     1,802,416      23,384,168
                                                 ------------    ------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES ...  $ 92,140,683    $360,250,736
                                                 ============    ============

NET ASSETS CONSIST OF:
Capital Shares and additional paid-in-capital..  $117,738,364    $430,686,122
Accumulated undistributed (overdistributed) net
 investment income (operating loss)............        96,836       3,299,549
Accumulated undistributed (overdistributed) net
 realized gain (loss)..........................   (16,914,430)    (51,758,072)
Net unrealized appreciation (depreciation) of
 investments...................................    (8,780,087)    (21,976,863)
                                                 ------------    ------------
                               Total Net Assets  $ 92,140,683    $360,250,736
                                                 ============    ============
CAPITAL STOCK (PAR VALUE: $.01 A SHARE):
Shares authorized..............................   100,000,000     100,000,000
NET ASSET VALUE PER SHARE:
Class A: Net Assets............................  $ 77,482,464    $333,016,246
  Shares issued and outstanding................     7,287,170      18,018,750
  Net asset value per share....................  $      10.63    $      18.48
  Maximum offering price per share /(a)/ ......  $      11.16    $      19.40
                                                 ============    ============

Class B: Net Assets............................  $ 14,658,219    $ 27,234,490
  Shares issued and outstanding................     1,383,813       1,487,912
  Net asset value per share /(b)/ .............  $      10.59    $      18.30
                                                 ============    ============




/(a) /Maximum offering price equals net asset value plus a front-end sales charge of 4.75% of the offering price or 4.99% of the net asset value.
/(b) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                               PRINCIPAL         PRINCIPAL
                                                 GROWTH        LARGECAP STOCK
                                               FUND, INC.     INDEX FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST .........  $ 371,930,960     $ 54,905,312
                                             =============     ============
ASSETS
Investment in securities--at value.........  $ 292,213,344     $ 39,222,839
Cash.......................................         81,685           10,107
Receivables:
 Capital Shares sold.......................             --            8,245
 Dividends and interest....................        109,765           45,534
Collateral on securities loaned, at value..      1,333,553        1,422,145
Other assets...............................         12,481              298
                                             -------------     ------------
                               Total Assets    293,750,828       40,709,168
LIABILITIES
Accrued expenses...........................        416,635           55,037
Payables:
 Capital Shares reacquired.................        282,966               65
 Investment securities purchased...........             --            1,656
 Variation margin on futures contracts.....             --            8,600
Collateral obligation on securities loaned,
 at value..................................      1,333,553        1,422,145
                                             -------------     ------------
                          Total Liabilities      2,033,154        1,487,503
                                             -------------     ------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES  $ 291,717,674     $ 39,221,665
                                             =============     ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital...........................  $ 530,452,616     $ 57,623,220
Accumulated undistributed (overdistributed)
 net investment income (operating loss)....             --          212,935
Accumulated undistributed (overdistributed)
 net realized gain (loss)..................   (159,017,326)      (2,913,317)
Net unrealized appreciation (depreciation)
 of investments............................    (79,717,616)     (15,701,173)
                                             -------------     ------------
                           Total Net Assets  $ 291,717,674     $ 39,221,665
                                             =============     ============
CAPITAL STOCK (PAR VALUE: $.01 A SHARE):
Shares authorized..........................    100,000,000      100,000,000
NET ASSET VALUE PER SHARE:
Class A: Net Assets........................  $ 243,503,338     $ 33,537,947
  Shares issued and outstanding............     11,019,465        5,105,065
  Net asset value per share................  $       22.10     $       6.57
  Maximum offering price per share /(a)/ ..  $       23.20     $       6.67
                                             =============     ============

Class B: Net Assets........................  $  48,214,336     $  5,683,718
  Shares issued and outstanding............      2,247,492          865,675
  Net asset value per share /(b)/ .........  $       21.45     $       6.57
                                             =============     ============




/(a) /Maximum offering price equals net asset value plus a front-end sales charge of 4.75% of the offering price or 4.99% of the net asset value for Principal Growth Fund, Inc. and 1.50% of the offering price or 1.52% of the net asset value for Principal LargeCap Stock Index Fund, Inc.
/(b) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                                 PRINCIPAL        PRINCIPAL
                                                  MIDCAP        PARTNERS BLUE
                                                FUND, INC.     CHIP FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST ...........  $372,320,555     $167,561,541
                                               ============     ============
ASSETS
Investment in securities--at value...........  $380,666,889     $132,437,399
Cash.........................................        10,012           10,000
Receivables:
 Capital Shares sold.........................        59,596            1,143
 Dividends and interest......................       304,078          147,445
 Investment securities sold..................    12,291,291               --
Collateral on securities loaned, at value....    42,048,422        4,438,608
Other assets.................................         5,850            2,358
                                               ------------     ------------
                                 Total Assets   435,386,138      137,036,953
LIABILITIES
Accrued expenses.............................       355,706          209,255
Payables:
 Capital Shares reacquired...................       208,580          186,131
 Investment securities purchased.............     8,825,275               --
 Variation margin on futures contracts.......            --           18,275
Collateral obligation on securities loaned,
 at value....................................    42,048,422        4,438,608
                                               ------------     ------------
                            Total Liabilities    51,437,983        4,852,269
                                               ------------     ------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES .  $383,948,155     $132,184,684
                                               ============     ============

NET ASSETS CONSIST OF:
Capital Shares and additional paid-in-capital  $377,373,122     $190,006,044
Accumulated undistributed (overdistributed)
 net investment income (operating loss)......       326,075               --
Accumulated undistributed (overdistributed)
 net realized gain (loss)....................    (2,097,376)     (22,761,293)
Net unrealized appreciation (depreciation) of
 investments.................................     8,346,334      (35,060,067)
                                               ------------     ------------
                             Total Net Assets  $383,948,155     $132,184,684
                                               ============     ============
CAPITAL STOCK (PAR VALUE: $.01 A SHARE):
Shares authorized............................   100,000,000      100,000,000
NET ASSET VALUE PER SHARE:
Class A: Net Assets..........................  $319,410,534     $104,480,876
  Shares issued and outstanding..............    10,301,478        7,686,554
  Net asset value per share..................  $      31.01     $      13.59
  Maximum offering price per share /(a)/ ....  $      32.56     $      14.27
                                               ============     ============

Class B: Net Assets..........................  $ 64,537,621     $ 27,703,808
  Shares issued and outstanding..............     2,181,062        2,094,812
  Net asset value per share /(b)/ ...........  $      29.59     $      13.22
                                               ============     ============




/(a) /Maximum offering price equals net asset value plus a front-end sales charge of 4.75% of the offering price or 4.99% of the net asset value.
/(b) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                             PRINCIPAL           PRINCIPAL
                                          PARTNERS EQUITY    PARTNERS LARGECAP
                                         GROWTH FUND, INC.   BLEND FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST .....    $ 58,073,779        $ 26,283,028
                                           ============        ============
ASSETS
Investment in securities--at value.....    $ 48,350,919        $ 23,758,658
Cash...................................       2,713,794           1,294,613
Receivables:
 Capital Shares sold...................         241,973              65,342
 Dividends and interest................          35,809              38,893
 Investment securities sold............         370,590             212,531
Collateral on securities loaned, at
 value.................................       1,618,368                  --
Other assets...........................             527                  45
                                           ------------        ------------
                           Total Assets      53,331,980          25,370,082
LIABILITIES
Accrued expenses.......................          99,392              31,881
Payables:
 Capital Shares reacquired.............             712               5,000
 Investment securities purchased.......       1,223,233                  --
Collateral obligation on securities
 loaned, at value......................       1,618,368                  --
                                           ------------        ------------
                      Total Liabilities       2,941,705              36,881
                                           ------------        ------------
NET ASSETS APPLICABLE TO OUTSTANDING
 SHARES ...............................    $ 50,390,275        $ 25,333,201
                                           ============        ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital.......................    $ 89,579,277        $ 29,743,616
Accumulated undistributed
 (overdistributed) net realized gain
 (loss)................................     (29,466,142)         (1,886,045)
Net unrealized appreciation
 (depreciation) of investments.........      (9,722,860)         (2,524,370)
                                           ------------        ------------
                       Total Net Assets    $ 50,390,275        $ 25,333,201
                                           ============        ============
CAPITAL STOCK (PAR VALUE: $.01 A
 SHARE):
Shares authorized......................     100,000,000         100,000,000
NET ASSET VALUE PER SHARE:
Class A: Net Assets....................    $ 37,451,340        $ 18,781,359
  Shares issued and outstanding........       6,117,666           2,355,784
  Net asset value per share............    $       6.12        $       7.97
  Maximum offering price per share
 /(a)/ ................................    $       6.43        $       8.37
                                           ============        ============

Class B: Net Assets....................    $ 12,938,935        $  6,551,842
  Shares issued and outstanding........       2,160,747             832,831
  Net asset value per share /(b)/ .....    $       5.99        $       7.87
                                           ============        ============



/(a) /Maximum offering price equals net asset value plus a front-end sales charge of 4.75% of the offering price or 4.99% of the net asset value.
/(b) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                             PRINCIPAL           PRINCIPAL
                                         PARTNERS LARGECAP    PARTNERS MIDCAP
                                         VALUE FUND, INC.    GROWTH FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST .....    $ 31,769,469        $ 16,382,437
                                           ============        ============
ASSETS
Investment in securities--at value.....    $ 27,560,358        $ 16,890,761
Cash...................................       1,478,702             214,248
Receivables:
 Capital Shares sold...................          77,930              19,203
 Dividends and interest................          44,089                 454
 Investment securities sold............              --             220,440
Other assets...........................              48                 141
                                           ------------        ------------
                           Total Assets      29,161,127          17,345,247
LIABILITIES
Accrued expenses.......................          40,540              43,390
Payables:
 Capital Shares reacquired.............           4,291               2,621
 Investment securities purchased.......              --             394,386
                                           ------------        ------------
                      Total Liabilities          44,831             440,397
                                           ------------        ------------
NET ASSETS APPLICABLE TO OUTSTANDING
 SHARES ...............................    $ 29,116,296        $ 16,904,850
                                           ============        ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital.......................    $ 33,926,667        $ 34,213,387
Accumulated undistributed
 (overdistributed) net investment
 income (operating loss)...............          37,098                  --
Accumulated undistributed
 (overdistributed) net realized gain
 (loss)................................        (638,358)        (17,816,861)
Net unrealized appreciation
 (depreciation) of investments.........      (4,209,111)            508,324
                                           ------------        ------------
                       Total Net Assets    $ 29,116,296        $ 16,904,850
                                           ============        ============
CAPITAL STOCK (PAR VALUE: $.01 A
 SHARE):
Shares authorized......................     100,000,000         100,000,000
NET ASSET VALUE PER SHARE:
Class A: Net Assets....................    $ 21,677,033        $ 12,745,411
  Shares issued and outstanding........       2,439,111           3,528,243
  Net asset value per share............    $       8.89        $       3.61
  Maximum offering price per share
 /(a)/ ................................    $       9.33        $       3.79
                                           ============        ============

Class B: Net Assets....................    $  7,439,263        $  4,159,439
  Shares issued and outstanding........         845,919           1,174,844
  Net asset value per share /(b)/ .....    $       8.79        $       3.54
                                           ============        ============




/(a) /Maximum offering price equals net asset value plus a front-end sales charge of 4.75% of the offering price or 4.99% of the net asset value.
/(b) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                                 PRINCIPAL         PRINCIPAL
                                             PARTNERS SMALLCAP    REAL ESTATE
                                             GROWTH FUND, INC.    FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST .........    $  5,600,180      $ 36,924,744
                                               ============      ============
ASSETS
Investment in securities--at value.........    $  5,970,375      $ 38,394,280
Cash.......................................         504,792            10,000
Receivables:
 Capital Shares sold.......................          10,986             5,882
 Dividends and interest....................           2,391            26,062
 Investment securities sold................          15,646            99,822
Other assets...............................              37               186
                                               ------------      ------------
                               Total Assets       6,504,227        38,536,232
LIABILITIES
Accrued expenses...........................          26,186            35,648
Payables:
 Capital Shares reacquired.................              --            78,926
 Investment securities purchased...........              --           241,530
                                               ------------      ------------
                          Total Liabilities          26,186           356,104
                                               ------------      ------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES    $  6,478,041      $ 38,180,128
                                               ============      ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital...........................    $ 12,360,493      $ 37,179,276
Accumulated undistributed (overdistributed)
 net investment income (operating loss)....              --            85,876
Accumulated undistributed (overdistributed)
 net realized gain (loss)..................      (6,252,647)         (554,560)
Net unrealized appreciation (depreciation)
 of investments............................         370,195         1,469,536
                                               ------------      ------------
                           Total Net Assets    $  6,478,041      $ 38,180,128
                                               ============      ============
CAPITAL STOCK (PAR VALUE: $.01 A SHARE):
Shares authorized..........................     100,000,000       100,000,000
NET ASSET VALUE PER SHARE:
Class A: Net Assets........................    $  4,898,683      $ 29,198,088
  Shares issued and outstanding............       1,229,280         2,911,298
  Net asset value per share................    $       3.99      $      10.03
  Maximum offering price per share /(a)/ ..    $       4.19      $      10.53
                                               ============      ============

Class B: Net Assets........................    $  1,579,358      $  8,982,040
  Shares issued and outstanding............         401,777           900,270
  Net asset value per share /(b)/ .........    $       3.93      $       9.98
                                               ============      ============




/(a) /Maximum offering price equals net asset value plus a front-end sales charge of 4.75% of the offering price or 4.99% of the net asset value.
/(b) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                                   PRINCIPAL       PRINCIPAL
                                                   SMALLCAP        UTILITIES
                                                  FUND, INC.      FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST .............  $ 82,187,006    $ 73,997,877
                                                 ============    ============
ASSETS
Investment in securities--at value.............  $ 73,366,793    $ 65,803,100
Cash...........................................        10,001       1,863,223
Receivables:
 Capital Shares sold...........................        13,922              --
 Dividends and interest........................        38,692         332,672
 Investment securities sold....................     1,547,072              --
Collateral on securities loaned, at value......     6,653,608              --
Other assets...................................           758           1,477
                                                 ------------    ------------
                                   Total Assets    81,630,846      68,000,472
LIABILITIES
Accrued expenses...............................       132,470          99,431
Payables:
 Capital Shares reacquired.....................        36,876          37,997
 Investment securities purchased...............     2,849,836              --
Collateral obligation on securities loaned, at
 value.........................................     6,653,608              --
                                                 ------------    ------------
                              Total Liabilities     9,672,790         137,428
                                                 ------------    ------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES ...  $ 71,958,056    $ 67,863,044
                                                 ============    ============

NET ASSETS CONSIST OF:
Capital Shares and additional paid-in-capital..  $117,925,737    $100,828,660
Accumulated undistributed (overdistributed) net
 investment income (operating loss)............            --         246,278
Accumulated undistributed (overdistributed) net
 realized gain (loss)..........................   (37,147,468)    (25,017,117)
Net unrealized appreciation (depreciation) of
 investments...................................    (8,820,213)     (8,194,777)
                                                 ------------    ------------
                               Total Net Assets  $ 71,958,056    $ 67,863,044
                                                 ============    ============
CAPITAL STOCK (PAR VALUE: $.01 A SHARE):
Shares authorized..............................   100,000,000     100,000,000
NET ASSET VALUE PER SHARE:
Class A: Net Assets............................  $ 56,333,795    $ 57,880,863
  Shares issued and outstanding................     9,038,050       6,756,137
  Net asset value per share....................  $       6.23    $       8.57
  Maximum offering price per share /(a)/ ......  $       6.54    $       9.00
                                                 ============    ============

Class B: Net Assets............................  $ 15,624,261    $  9,982,181
  Shares issued and outstanding................     2,608,452       1,170,348
  Net asset value per share /(b)/ .............  $       5.99    $       8.53
                                                 ============    ============




/(a) /Maximum offering price equals net asset value plus a front-end sales charge of 4.75% of the offering price or 4.99% of the net asset value.
/(b) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                            STATEMENTS OF OPERATIONS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                          YEAR ENDED OCTOBER 31, 2002
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                                   PRINCIPAL       PRINCIPAL
                                                   BALANCED      CAPITAL VALUE
                                                  FUND, INC.      FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Dividends.....................................  $  1,093,962    $  8,538,441
 Interest......................................     2,321,663          91,566
 Securities lending............................           998          59,364
                                                 ------------    ------------
                                   Total Income     3,416,623       8,689,371
Expenses:
 Management and investment advisory fees.......       647,982       2,500,566
 Distribution fees - Class A...................       221,729         603,203
 Distribution fees - Class B...................       146,394         212,779
 Distribution fees - Class C /(a)/ ............         1,031           1,693
 Distribution fees - Class R /(b)/ ............        15,783          25,346
 Registration fees - Class A...................        13,826           9,708
 Registration fees - Class B...................         9,399           9,120
 Registration fees - Class C /(a)/ ............         4,977           4,263
 Registration fees - Class R /(b)/ ............         4,329           4,710
 Shareholder reports - Class A.................         9,529          29,034
 Shareholder reports - Class B.................         2,880           7,639
 Shareholder reports - Class R /(b)/ ..........         2,081           3,336
 Transfer and administrative fees - Class A....       170,775         379,422
 Transfer and administrative fees - Class B....        43,427          85,885
 Transfer and administrative fees - Class C
  /(a)/ .......................................           722             618
 Transfer and administrative fees - Class R
  /(b)/ .......................................        15,615          20,121
 Auditing and legal fees.......................         8,130           9,889
 Custodian fees................................        19,373          14,751
 Directors' fees...............................         6,129          24,220
 Registration fees.............................        17,028          20,578
 Transfer and administrative fees..............       340,685         652,729
 Other expenses................................         6,381          26,846
                                                 ------------    ------------
                           Total Gross Expenses     1,708,205       4,646,456
 Less: Fees paid indirectly....................         6,724           4,217
 Less: Fees waived - Class C /(a)/ ............         2,808           2,490
                                                 ------------    ------------
                             Total Net Expenses     1,698,673       4,639,749
                                                 ------------    ------------
         Net Investment Income (Operating Loss)     1,717,950       4,049,622

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
Net realized gain (loss) from:
 Investment transactions.......................   (16,280,248)    (36,552,272)
 Other investment companies....................           578           9,561
Change in unrealized appreciation/depreciation
 of:
 Investments...................................     2,509,843      (5,784,560)
                                                 ------------    ------------
     Net Realized and Unrealized Gain (Loss) on
                                    Investments   (13,769,827)    (42,327,271)
                                                 ------------    ------------
Net Increase (Decrease) in Net Assets Resulting
                                from Operations  $(12,051,877)   $(38,277,649)
                                                 ============    ============



/(a) /Period from November 1, 2001 through January 31, 2002 (discontinuation of class).
/(b) /Period from November 1, 2001 through December 28, 2001 (discontinuation of class).
See accompanying notes.

                            STATEMENTS OF OPERATIONS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                          YEAR ENDED OCTOBER 31, 2002
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                                PRINCIPAL        PRINCIPAL
                                                 GROWTH        LARGECAP STOCK
                                               FUND, INC.     INDEX FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Dividends..................................  $  2,602,337      $   617,376
 Interest...................................        70,102           29,547
 Securities lending.........................           602              477
                                              ------------      -----------
                                Total Income     2,673,041          647,400
Expenses:
 Management and investment advisory fees....     2,096,470          145,074
 Distribution fees - Class A................       724,733           49,434
 Distribution fees - Class B................       463,481           23,402
 Distribution fees - Class C /(a)/ .........         4,205            1,909
 Distribution fees - Class R /(b)/ .........        28,662           13,098
 Registration fees - Class A................        15,954           10,000
 Registration fees - Class B................        13,567            9,000
 Registration fees - Class C /(a)/ .........         5,061            8,932
 Registration fees - Class R /(b)/ .........         5,070            2,526
 Shareholder reports - Class A..............        44,788            1,334
 Shareholder reports - Class B..............        14,019            1,189
 Shareholder reports - Class R /(b)/ .......         4,377            2,279
 Transfer and administrative fees - Class A.       649,248           70,264
 Transfer and administrative fees - Class B.       183,711           15,110
 Transfer and administrative fees - Class C
  /(a)/ ....................................         2,578              738
 Transfer and Administrative fees - Class R
  /(b)/ ....................................        32,598           16,498
 Auditing and legal fees....................        10,027            6,516
 Custodian fees.............................         4,794           21,930
 Directors' fees............................        20,456            2,428
 Registration fees..........................        34,312           16,177
 Transfer and administrative fees...........     1,100,150          142,745
 Other expenses.............................        22,557            3,867
                                              ------------      -----------
                        Total Gross Expenses     5,480,818          564,450
 Less: Fees waived - Class A................            --           97,268
 Less: Fees waived - Class B................            --           25,450
 Less: Fees waived - Class C /(a)/ .........         3,483           10,764
 Less: Fees waived - Class R /(b)/ .........            --           24,036
                                              ------------      -----------
                          Total Net Expenses     5,477,335          406,932
                                              ------------      -----------
      Net Investment Income (Operating Loss)    (2,804,294)         240,468

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
Net realized gain (loss) from:
 Investment transactions....................   (95,093,850)      (1,109,247)
 Futures contracts..........................            --         (235,683)
 Other investment companies.................            --            1,580
Change in unrealized
 appreciation/depreciation of:
 Investments................................    30,258,927       (6,370,982)
 Futures contracts..........................            --          (55,163)
                                              ------------      -----------
  Net Realized and Unrealized Gain (Loss) on
                                 Investments   (64,834,923)      (7,769,495)
                                              ------------      -----------
       Net Increase (Decrease) in Net Assets
                   Resulting from Operations  $(67,639,217)     $(7,529,027)
                                              ============      ===========



/(a) /Period from November 1, 2001 through January 31, 2002 (discontinuation of class).
/(b) /Period from November 1, 2001 through December 28, 2001 (discontinuation of class).
See accompanying notes.

                            STATEMENTS OF OPERATIONS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                          YEAR ENDED OCTOBER 31, 2002
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                                 PRINCIPAL        PRINCIPAL
                                                  MIDCAP        PARTNERS BLUE
                                                FUND, INC.     CHIP FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Dividends...................................  $  6,001,249     $  2,395,978
 Interest....................................       536,093           94,765
 Securities lending..........................        22,053            1,418
                                               ------------     ------------
                                 Total Income     6,559,395        2,492,161
Expenses:
 Management and investment advisory fees.....     2,445,932        1,018,400
 Distribution fees - Class A.................       845,096          323,688
 Distribution fees - Class B.................       610,324          251,512
 Distribution fees - Class C /(a)/ ..........         2,942            2,866
 Distribution fees - Class R /(b)/ ..........        23,287           27,752
 Registration fees - Class A.................        14,617           13,266
 Registration fees - Class B.................        15,004            7,844
 Registration fees - Class C /(a)/ ..........         6,840            5,745
 Registration fees - Class R /(b)/ ..........         5,434              653
 Shareholder reports - Class A...............        43,497           23,617
 Shareholder reports - Class B...............        13,310           10,340
 Shareholder reports - Class R /(b)/ ........         3,996            4,825
 Transfer and administrative fees - Class A..       573,178          327,447
 Transfer and administrative fees - Class B..       157,924          112,831
 Transfer and administrative fees - Class C
  /(a)/ .....................................         1,365            1,577
 Transfer and administrative fees - Class R
  /(b)/ .....................................        24,228           28,424
 Auditing and legal fees.....................         9,478           10,325
 Custodian fees..............................        14,981            9,048
 Directors' fees.............................        24,275            9,853
 Registration fees...........................        21,419           11,328
 Transfer and administrative fees............     1,044,436          653,406
 Other expenses..............................        27,107           10,589
                                               ------------     ------------
                         Total Gross Expenses     5,928,670        2,865,336
 Less: Fees paid indirectly..................         6,735              537
 Less: Fees waived - Class C /(a)/ ..........         4,318            3,984
                                               ------------     ------------
                           Total Net Expenses     5,917,617        2,860,815
                                               ------------     ------------
       Net Investment Income (Operating Loss)       641,778         (368,654)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
Net realized gain (loss) from:
 Investment transactions.....................    (1,864,944)     (17,358,728)
 Futures contracts...........................      (303,187)        (403,165)
 Other investment companies..................        64,019               --
Change in unrealized
 appreciation/depreciation of:
 Investments.................................   (12,746,563)     (17,984,683)
 Futures contracts...........................            --           64,075
                                               ------------     ------------
   Net Realized and Unrealized Gain (Loss) on
                                  Investments   (14,850,675)     (35,682,501)
                                               ------------     ------------
        Net Increase (Decrease) in Net Assets
                    Resulting from Operations  $(14,208,897)    $(36,051,155)
                                               ============     ============



/(a) /Period from November 1, 2001 through January 31, 2002 (discontinuation of class).
/(b) /Period from November 1, 2001 through December 28, 2001 (discontinuation of class).
See accompanying notes.

                            STATEMENTS OF OPERATIONS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                          YEAR ENDED OCTOBER 31, 2002
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                             PRINCIPAL           PRINCIPAL
                                          PARTNERS EQUITY    PARTNERS LARGECAP
                                         GROWTH FUND, INC.   BLEND FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Dividends.............................    $    538,409        $   361,716
 Interest..............................          15,569             12,279
 Securities lending....................             452                 --
                                           ------------        -----------
                           Total Income         554,430            373,995
Expenses:
 Management and investment advisory
  fees.................................         454,609            145,119
 Distribution fees - Class A...........         109,965             35,730
 Distribution fees - Class B...........         139,491             41,286
 Distribution fees - Class C /(a)/ ....           5,742              2,965
 Distribution fees - Class R /(b)/ ....           6,804                N/A
 Registration fees - Class A...........          13,735              9,218
 Registration fees - Class B...........          12,068              8,751
 Registration fees - Class C /(a)/ ....           6,415              8,896
 Registration fees - Class R /(b)/ ....           5,039                N/A
 Shareholder reports - Class A.........           9,567              1,340
 Shareholder reports - Class B.........           3,743                647
 Shareholder reports - Class R /(b)/ ..           1,257                N/A
 Transfer and administrative fees -
  Class A..............................         142,429             24,369
 Transfer and administrative fees -
  Class B..............................          53,449             10,903
 Transfer and administrative fees -
  Class C /(a)/ .......................           2,414                203
 Transfer and administrative fees -
  Class R /(b)/ .......................           7,573                N/A
 Auditing and legal fees...............           6,901              6,790
 Custodian fees........................          17,581             25,000
 Directors' fees.......................           2,982                854
 Registration fees.....................          20,531             12,233
 Transfer and administrative fees......         314,531             95,909
 Other expenses........................           3,990              1,265
                                           ------------        -----------
                   Total Gross Expenses       1,340,816            431,478
 Less: Fees paid indirectly............              --                971
 Less: Fees waived - Class A...........              --              3,136
 Less: Fees waived - Class B...........              --              3,499
 Less: Fees waived - Class C /(a)/ ....           4,975              8,231
                                           ------------        -----------
                     Total Net Expenses       1,335,841            415,641
                                           ------------        -----------
 Net Investment Income (Operating Loss)        (781,411)           (41,646)

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
Net realized gain (loss) from:
 Investment transactions...............      (7,270,997)        (1,604,029)
 Other investment companies............              --                108
Change in unrealized
 appreciation/depreciation of:
 Investments...........................      (4,949,407)        (1,790,442)
                                           ------------        -----------
Net Realized and Unrealized Gain (Loss)
                         on Investments     (12,220,404)        (3,394,363)
                                           ------------        -----------
  Net Increase (Decrease) in Net Assets
              Resulting from Operations    $(13,001,815)       $(3,436,009)
                                           ============        ===========



/(a) /Period from November 1, 2001 through January 31, 2002 (discontinuation of class).
/(b) /Period from November 1, 2001 through December 28, 2001 (discontinuation of class).
See accompanying notes.

                            STATEMENTS OF OPERATIONS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                          YEAR ENDED OCTOBER 31, 2002
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                             PRINCIPAL           PRINCIPAL
                                         PARTNERS LARGECAP    PARTNERS MIDCAP
                                         VALUE FUND, INC.    GROWTH FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Dividends.............................    $   537,149         $    38,401
 Interest..............................          9,348               3,254
                                           -----------         -----------
                           Total Income        546,497              41,655
Expenses:
 Management and investment advisory
  fees.................................        174,227             176,395
 Distribution fees - Class A...........         42,984              35,963
 Distribution fees - Class B...........         49,626              43,014
 Distribution fees - Class C /(a)/ ....          3,615               2,203
 Distribution fees - Class R /(b)/ ....            N/A               2,010
 Registration fees - Class A...........          9,894               9,785
 Registration fees - Class B...........         10,109              10,330
 Registration fees - Class C /(a)/ ....          9,112               8,934
 Registration fees - Class R /(b)/ ....            N/A               2,928
 Shareholder reports - Class A.........          1,660                  65
 Shareholder reports - Class B.........            766               1,147
 Shareholder reports - Class R /(b)/ ..            N/A                 294
 Transfer and administrative fees -
  Class A..............................         27,070              49,271
 Transfer and administrative fees -
  Class B..............................         12,068              18,473
 Transfer and administrative fees -
  Class C /(a)/ .......................             14                 672
 Transfer and administrative fees -
  Class R /(b)/ .......................            N/A               2,322
 Auditing and legal fees...............          6,791               6,284
 Custodian fees........................         10,000              20,073
 Directors' fees.......................            916               1,112
 Registration fees.....................         14,966              15,200
 Transfer and administrative fees......        123,008             122,445
 Other expenses........................          1,239               1,199
                                           -----------         -----------
                   Total Gross Expenses        498,065             530,119
 Less: Fees paid indirectly............            961                  --
 Less: Fees waived - Class A...........             --              65,036
 Less: Fees waived - Class B...........            223              28,533
 Less: Fees waived - Class C /(a)/ ....          7,598              10,237
 Less: Fees waived - Class R /(b)/ ....            N/A               6,004
                                           -----------         -----------
                     Total Net Expenses        489,283             420,309
                                           -----------         -----------
 Net Investment Income (Operating Loss)         57,214            (378,654)

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
Net realized gain (loss) from:
 Investment transactions...............       (639,319)         (2,009,685)
Change in unrealized
 appreciation/depreciation of:
 Investments...........................     (3,716,939)         (2,362,032)
                                           -----------         -----------
Net Realized and Unrealized Gain (Loss)
                         on Investments     (4,356,258)         (4,371,717)
                                           -----------         -----------
  Net Increase (Decrease) in Net Assets
              Resulting from Operations    $(4,299,044)        $(4,750,371)
                                           ===========         ===========



/(a) /Period from November 1, 2001 through January 31, 2002 (discontinuation of class).
/(b) /Period from November 1, 2001 through December 28, 2001 (discontinuation of class).
See accompanying notes.

                            STATEMENTS OF OPERATIONS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                          YEAR ENDED OCTOBER 31, 2002
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                                   PRINCIPAL        PRINCIPAL
                                               PARTNERS SMALLCAP   REAL ESTATE
                                               GROWTH FUND, INC.   FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Dividends...................................    $    13,767       $1,574,770
 Interest....................................          4,748            9,139
                                                 -----------       ----------
                                 Total Income         18,515        1,583,909
Expenses:
 Management and investment advisory fees.....         65,332          300,692
 Distribution fees - Class A.................         13,706           60,018
 Distribution fees - Class B.................         12,611           69,862
 Distribution fees - Class C /(a)/ ..........          1,863            1,028
 Distribution fees - Class R /(b)/ ..........            N/A            6,053
 Registration fees - Class A.................          8,201           10,213
 Registration fees - Class B.................          8,401           10,189
 Registration fees - Class C /(a)/ ..........          8,896            4,436
 Registration fees - Class R /(b)/ ..........            N/A            7,995
 Shareholder reports - Class A...............            469            1,797
 Shareholder reports - Class B...............            323              785
 Shareholder reports - Class R /(b)/ ........            N/A              347
 Transfer and administrative fees - Class A..         16,422           34,466
 Transfer and administrative fees - Class B..          6,293           12,585
 Transfer and administrative fees - Class C
  /(a)/ .....................................             33              260
 Transfer and administrative fees - Class R
  /(b)/ .....................................            N/A            2,584
 Auditing and legal fees.....................          5,932            6,846
 Custodian fees..............................         16,058            2,556
 Directors' fees.............................            421            1,573
 Registration fees...........................         11,004           14,000
 Transfer and administrative fees............         62,853          113,957
 Other expenses..............................            643            2,398
                                                 -----------       ----------
                         Total Gross Expenses        239,461          664,640
 Less: Fees paid indirectly..................          6,265               --
 Less: Fees waived - Class A.................         49,766               --
 Less: Fees waived - Class B.................         18,915               --
 Less: Fees waived - Class C /(a)/ ..........          9,631            2,028
                                                 -----------       ----------
                           Total Net Expenses        154,884          662,612
                                                 -----------       ----------
       Net Investment Income (Operating Loss)       (136,369)         921,297

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
Net realized gain (loss) from:
 Investment transactions.....................     (3,818,569)         657,470
 Other investment companies..................             --          159,566
Change in unrealized
 appreciation/depreciation of:
 Investments.................................        477,053           67,830
                                                 -----------       ----------
   Net Realized and Unrealized Gain (Loss) on
                                  Investments     (3,341,516)         884,866
                                                 -----------       ----------
        Net Increase (Decrease) in Net Assets
                    Resulting from Operations    $(3,477,885)      $1,806,163
                                                 ===========       ==========



/(a) /Period from November 1, 2001 through January 31, 2002 (discontinuation of class).
/(b) /Period from November 1, 2001 through December 28, 2001 (discontinuation of class).
See accompanying notes.

                            STATEMENTS OF OPERATIONS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                          YEAR ENDED OCTOBER 31, 2002
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                                   PRINCIPAL       PRINCIPAL
                                                   SMALLCAP        UTILITIES
                                                  FUND, INC.      FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Dividends.....................................  $    871,105    $  3,236,247
 Interest......................................        49,885         545,264
 Securities lending............................        15,679              --
                                                 ------------    ------------
                                   Total Income       936,669       3,781,511
Expenses:
 Management and investment advisory fees.......       784,373         493,945
 Distribution fees - Class A...................       175,926         171,025
 Distribution fees - Class B...................       179,816         115,689
 Distribution fees - Class C /(a)/ ............         3,075           1,652
 Distribution fees - Class R /(b)/ ............        15,392           7,017
 Registration fees - Class A...................         7,944          14,293
 Registration fees - Class B...................         7,300          12,251
 Registration fees - Class C /(a)/ ............         4,223           3,431
 Registration fees - Class R /(b)/ ............         9,821           3,322
 Shareholder reports - Class A.................        11,957           7,837
 Shareholder reports - Class B.................         4,293           2,704
 Shareholder reports - Class R /(b)/ ..........         1,961             880
 Transfer and administrative fees - Class A....       201,094         134,708
 Transfer and administrative fees - Class B....        67,239          41,270
 Transfer and administrative fees - Class C
  /(a)/ .......................................         1,819             794
 Transfer and administrative fees - Class R
  /(b)/ .......................................        15,362           6,791
 Auditing and legal fees.......................         7,586           8,108
 Custodian fees................................        44,363           4,611
 Directors' fees...............................         5,586           4,806
 Registration fees.............................        14,381          20,788
 Transfer and administrative fees..............       415,924         283,975
 Other expenses................................         5,690           4,903
                                                 ------------    ------------
                           Total Gross Expenses     1,985,125       1,344,800
 Less: Fees paid indirectly....................         2,659              --
 Less: Fees waived - Class C /(a)/ ............         2,074           2,248
                                                 ------------    ------------
                             Total Net Expenses     1,980,392       1,342,552
                                                 ------------    ------------
         Net Investment Income (Operating Loss)    (1,043,723)      2,438,959

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
Net realized gain (loss) from:
 Investment transactions.......................   (25,743,652)    (18,781,719)
 Other investment companies....................        21,301              --
Change in unrealized appreciation/depreciation
 of:
 Investments...................................     9,892,815         599,212
                                                 ------------    ------------
     Net Realized and Unrealized Gain (Loss) on
                                    Investments   (15,829,536)    (18,182,507)
                                                 ------------    ------------
Net Increase (Decrease) in Net Assets Resulting
                                from Operations  $(16,873,259)   $(15,743,548)
                                                 ============    ============



/(a) /Period from November 1, 2001 through January 31, 2002 (discontinuation of class).
/(b) /Period from November 1, 2001 through December 28, 2001 (discontinuation of class).
See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                             YEARS ENDED OCTOBER 31
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                   PRINCIPAL                         PRINCIPAL
                                    BALANCED                       CAPITAL VALUE
                                   FUND, INC.                        FUND, INC.
--------------------------------------------------------------------------------------------
                              YEAR             YEAR             YEAR              YEAR
                              ENDED            ENDED            ENDED             ENDED
                           OCTOBER 31,      OCTOBER 31,      OCTOBER 31,       OCTOBER 31,
                              2002             2001             2002              2001
                        -----------------  -------------  -----------------  ---------------
--------------------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $  1,717,950       $  2,484,006   $  4,049,622        $  4,027,526
Net realized gain
 (loss) from
 investment
 transactions.........   (16,279,670)          (496,119)   (36,542,711)        (15,219,578)
Change in unrealized
 appreciation/depreciation
 of investments........     2,509,843        (19,921,107)    (5,784,560)        (58,022,879)
                         ------------       ------------   ------------        ------------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations   (12,051,877)       (17,933,220)   (38,277,649)        (69,214,931)
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income:
 Class A...............    (1,695,340)        (1,808,466)    (3,633,650)         (5,624,168)
 Class B...............      (212,594)          (254,072)       (31,087)           (190,779)
 Class R...............       (77,861)/(a)/     (332,358)       (71,112)/(a)/      (248,513)
From net realized gain
 on investments:
 Class A...............            --         (1,040,415)            --          (3,545,548)
 Class B...............            --           (229,995)            --            (309,318)
 Class C...............            --             (4,449)            --              (5,213)
 Class R...............            --           (271,214)            --            (284,007)
Excess distribution of
 net realized gain on
 investments:
 Class A...............            --           (333,639)            --         (13,020,287)
 Class B...............            --            (73,754)            --          (1,135,904)
 Class C...............            --             (1,427)            --             (19,143)
 Class R...............            --            (86,972)            --          (1,042,957)
                         ------------       ------------   ------------        ------------
    Total Dividends and
          Distributions    (1,985,795)        (4,436,761)    (3,735,849)        (25,425,837)
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Class A...............    26,932,230         14,175,965     43,352,837          45,030,434
 Class B...............     3,501,800          3,832,135      5,005,243           6,158,150
 Class C...............       48,851/(b)/        279,515        70,324/(b)/         296,704
 Class R...............      137,045/(a)/      4,408,052       190,851/(a)/       3,671,238
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Class A...............     1,652,402          3,106,976      3,534,011          21,689,404
 Class B...............       209,671            547,858         30,615           1,621,779
 Class C...............            --              4,539             --              21,434
 Class R...............       77,689/(a)/        688,812        71,050/(a)/       1,572,970
Shares redeemed:
 Class A...............   (19,239,659)       (16,262,812)   (60,364,436)        (50,235,507)
 Class B...............    (4,693,606)        (3,794,538)    (7,606,147)         (6,808,792)
 Class C...............      (454,349)/(b)/     (209,961)      (738,555)/(b)/      (206,219)
 Class R...............   (17,988,548)/(a)/   (8,849,148)   (24,091,902)/(a)/   (13,710,894)
                         ------------       ------------   ------------        ------------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions    (9,816,474)        (2,072,607)   (40,546,109)          9,100,701
                         ------------       ------------   ------------        ------------
         Total Increase
             (Decrease)   (23,854,146)       (24,442,588)   (82,559,607)        (85,540,067)
NET ASSETS
Beginning of period....   115,994,829        140,437,417    442,810,343         528,350,410
                         ------------       ------------   ------------        ------------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $ 92,140,683       $115,994,829   $360,250,736        $442,810,343
                         ============       ============   ============        ============
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $     96,836       $    294,815   $  3,299,549        $  2,989,993
                         ============       ============   ============        ============



/(a) /Period from November 1, 2001 through December 28, 2001 (discontinuation of class).
/(b) /Period from November 1, 2001 through January 31, 2002 (discontinuation of class).
See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                             YEARS ENDED OCTOBER 31
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                    PRINCIPAL                         PRINCIPAL
                                     GROWTH                         LARGECAP STOCK
                                   FUND, INC.                      INDEX FUND, INC.
---------------------------------------------------------------------------------------------
                              YEAR              YEAR             YEAR              YEAR
                              ENDED            ENDED             ENDED             ENDED
                           OCTOBER 31,      OCTOBER 31,       OCTOBER 31,       OCTOBER 31,
                              2002              2001             2002              2001
                        -----------------  --------------  -----------------  ---------------
---------------------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $ (2,804,294)      $  (4,300,820)  $    240,468        $    111,640
Net realized gain
 (loss) from
 investment
 transactions.........   (95,093,850)        (53,838,835)    (1,343,350)         (1,623,348)
Change in unrealized
 appreciation/depreciation
 of investments........    30,258,927        (230,768,511)    (6,426,145)         (9,074,276)
                         ------------       -------------   ------------        ------------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations   (67,639,217)       (288,908,166)    (7,529,027)        (10,585,984)
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income:
 Class A...............            --                  --        (80,513)            (58,818)
 Class B...............            --                  --           (917)             (4,266)
 Class C...............            --                  --             --              (3,495)
 Class R...............            --                  --        (20,160)/(b)/       (16,001)
From net realized gain
 on investments:
 Class A...............            --        (120,914,309)            --                  --
 Class B...............            --         (25,849,701)            --                  --
 Class C...............            --            (519,865)            --                  --
 Class R...............            --         (14,165,805)            --                  --
Excess distribution of
 net realized gain on
 investments:
 Class A...............            --         (40,320,845)            --                  --
 Class B...............            --          (8,620,004)            --                  --
 Class C...............            --            (173,357)            --                  --
 Class R...............            --          (4,723,819)            --                  --
                         ------------       -------------   ------------        ------------
    Total Dividends and
          Distributions            --        (215,287,705)      (101,590)            (82,580)
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Class A...............    72,434,189          64,759,217     34,434,181          12,866,252
 Class B...............    10,375,854          17,071,885      4,273,283           3,450,980
 Class C...............      278,052/(a)/         932,208       123,923/(a)/         607,884
 Class R...............      495,170/(b)/      10,425,975       291,969/(b)/      12,177,612
Shares issued in
 acquisitions:
 Class A...............     7,153,814                  --             --                  --
 Class B...............     2,308,042                  --             --                  --
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Class A...............            --         157,419,053         79,598              56,976
 Class B...............            --          34,083,796            895               4,196
 Class C...............            --             659,606             --               3,495
 Class R...............            --          18,878,157        19,174/(b)/          15,991
Shares redeemed:
 Class A...............   (68,093,257)        (77,909,513)    (8,526,814)         (2,820,365)
 Class B...............   (16,896,819)        (15,768,691)    (2,311,444)           (413,506)
 Class C...............    (1,760,583)/(a)/      (776,976)    (1,608,108)/(a)/      (123,049)
 Class R...............   (32,963,123)/(b)/   (17,435,627)   (19,200,366)/(b)/    (3,278,113)
                         ------------       -------------   ------------        ------------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions   (26,668,661)        192,339,090      7,576,291          22,548,353
                         ------------       -------------   ------------        ------------
         Total Increase
             (Decrease)   (94,307,878)       (311,856,781)       (54,326)         11,879,789
NET ASSETS
Beginning of period....   386,025,552         697,882,333     39,275,991          27,396,202
                         ------------       -------------   ------------        ------------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $291,717,674       $ 386,025,552   $ 39,221,665        $ 39,275,991
                         ============       =============   ============        ============
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $         --       $          --   $    212,935        $     76,977
                         ============       =============   ============        ============



/(a) /Period from November 1, 2001 through January 31, 2002 (discontinuation of class).
/(b) /Period from November 1, 2001 through December 28, 2001 (discontinuation of class).
See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                             YEARS ENDED OCTOBER 31
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------




                                    PRINCIPAL                         PRINCIPAL
                                     MIDCAP                         PARTNERS BLUE
                                   FUND, INC.                      CHIP FUND, INC.
---------------------------------------------------------------------------------------------
                              YEAR              YEAR             YEAR              YEAR
                              ENDED            ENDED             ENDED             ENDED
                           OCTOBER 31,      OCTOBER 31,       OCTOBER 31,       OCTOBER 31,
                              2002              2001             2002              2001
                        -----------------  --------------  -----------------  ---------------
---------------------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $    641,778       $     397,161   $   (368,654)       $   (727,390)
Net realized gain
 (loss) from
 investment
 transactions.........    (2,104,112)         12,535,749    (17,761,893)         (4,999,937)
Change in unrealized
 appreciation/depreciation
 of investments........   (12,746,563)        (55,951,455)   (17,920,608)        (73,404,843)
                         ------------       -------------   ------------        ------------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations   (14,208,897)        (43,018,545)   (36,051,155)        (79,132,170)
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income:
 Class A...............      (706,130)                 --             --                  --
From net realized gain
 on investments:
 Class A...............    (9,521,601)       (105,236,139)            --          (1,071,145)
 Class B...............    (2,227,460)        (24,086,438)            --            (350,729)
 Class C...............       (35,151)/(a)/      (235,890)            --              (8,605)
 Class R...............      (749,281)/(b)/    (9,910,032)            --            (343,736)
Excess distribution of
 net realized gain on
 investments:
 Class A...............            --                  --             --          (1,193,953)
 Class B...............            --                  --             --            (390,941)
 Class C...............            --                  --             --              (9,591)
 Class R...............            --                  --             --            (383,145)
Tax return of capital
 distributions:
 Class A...............            --                  --        (83,661)           (227,900)
 Class B...............            --                  --             --             (74,623)
 Class C...............            --                  --             --              (1,831)
 Class R...............            --                  --             --             (73,134)
                         ------------       -------------   ------------        ------------
    Total Dividends and
          Distributions   (13,239,623)       (139,468,499)       (83,661)         (4,129,333)
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Class A...............    76,945,011          60,861,057     48,404,259          31,900,848
 Class B...............    14,523,881          11,805,079      6,383,199           9,196,027
 Class C...............      191,088/(a)/         645,888       147,468/(a)/         509,632
 Class R...............      272,008/(b)/       8,676,712       226,814/(b)/       5,925,487
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Class A...............    10,064,406         103,425,371         81,359           2,440,541
 Class B...............     2,198,297          23,791,258             --             806,349
 Class C...............       29,548/(a)/         182,976             --              17,912
 Class R...............      748,773/(b)/       9,907,913             --             799,018
Shares redeemed:
 Class A...............   (62,966,964)        (71,691,994)   (33,498,639)        (33,517,679)
 Class B...............   (18,554,471)        (13,303,271)    (9,541,360)         (9,312,802)
 Class C...............    (1,261,936)/(a)/      (228,787)    (1,175,243)/(a)/      (442,707)
 Class R...............   (27,572,400)/(b)/   (14,048,100)   (31,654,064)/(b)/   (16,796,319)
                         ------------       -------------   ------------        ------------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions    (5,382,759)        120,024,102    (20,626,207)         (8,473,693)
                         ------------       -------------   ------------        ------------
         Total Increase
             (Decrease)   (32,831,279)        (62,462,942)   (56,761,023)        (91,735,196)
NET ASSETS
Beginning of period....   416,779,434         479,242,376    188,945,707         280,680,903
                         ------------       -------------   ------------        ------------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $383,948,155       $ 416,779,434   $132,184,684        $188,945,707
                         ============       =============   ============        ============
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $    326,075       $     397,162   $         --        $         --
                         ============       =============   ============        ============



/(a) /Period from November 1, 2001 through January 31, 2002 (discontinuation of class).
/(b) /Period from November 1, 2001 through December 28, 2001 (discontinuation of class).
See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                    YEARS ENDED OCTOBER 31, EXCEPT AS NOTED
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                   PRINCIPAL                       PRINCIPAL
                                PARTNERS EQUITY                PARTNERS LARGECAP
                               GROWTH FUND, INC.                BLEND FUND, INC.
-----------------------------------------------------------------------------------------
                              YEAR            YEAR             YEAR            PERIOD
                             ENDED            ENDED           ENDED            ENDED
                          OCTOBER 31,      OCTOBER 31,     OCTOBER 31,      OCTOBER 31,
                              2002            2001             2002          2001 /(C)/
                        ----------------  -------------  ----------------  --------------
-----------------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $   (781,411)     $   (956,881)  $   (41,646)       $   (23,264)
Net realized gain
 (loss) from
 investment
 transactions.........    (7,270,997)      (18,769,482)   (1,603,921)          (283,095)
Change in unrealized
 appreciation/depreciation
 of investments........    (4,949,407)       (9,436,860)   (1,790,442)          (733,928)
                         ------------      ------------   -----------        -----------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations   (13,001,815)      (29,163,223)   (3,436,009)        (1,040,287)
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Class A...............    22,616,940        16,658,253    16,061,243          8,660,490
 Class B...............     5,262,936         5,882,167     5,672,266          2,970,855
 Class C...............      217,409/(a)/       781,598       71,591/(a)/      1,225,316
 Class R...............      151,919/(b)/     3,124,836           N/A                N/A
Shares redeemed:
 Class A...............   (12,975,115)      (10,506,734)   (2,366,682)          (292,661)
 Class B...............    (4,446,713)       (2,826,933)     (890,467)           (54,650)
 Class C...............    (2,390,618)/(a)/    (257,021)   (1,214,597)/(a)/      (33,207)
 Class R...............    (7,960,152)/(b)/  (1,965,416)          N/A                N/A
                         ------------      ------------   -----------        -----------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions       476,606        10,890,750    17,333,354         12,476,143
                         ------------      ------------   -----------        -----------
         Total Increase
             (Decrease)   (12,525,209)      (18,272,473)   13,897,345         11,435,856
NET ASSETS
Beginning of period....    62,915,484        81,187,957    11,435,856                 --
                         ------------      ------------   -----------        -----------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $ 50,390,275      $ 62,915,484   $25,333,201        $11,435,856
                         ============      ============   ===========        ===========
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $         --      $         --   $        --        $        --
                         ============      ============   ===========        ===========



/(a) /Period from November 1, 2001 through January 31, 2002 (discontinuation of class)./ /
/(b) /Period from November 1, 2001 through December 28, 2001 (discontinuation of class).
/(c) /Period from December 21, 2000 (date operations commenced) through October
  31, 2001.
See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                    YEARS ENDED OCTOBER 31, EXCEPT AS NOTED
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                  PRINCIPAL                        PRINCIPAL
                              PARTNERS LARGECAP                 PARTNERS MIDCAP
                               VALUE FUND, INC.                GROWTH FUND, INC.
-----------------------------------------------------------------------------------------
                              YEAR           PERIOD           YEAR             YEAR
                             ENDED           ENDED           ENDED             ENDED
                          OCOTBER 31,     OCTOBER 31,     OCTOBER 31,       OCTOBER 31,
                              2002         2001 /(B)/         2002             2001
                        ----------------  ------------  ----------------  ---------------
-----------------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $    57,214       $    11,440   $  (378,654)       $   (370,494)
Net realized gain
 (loss) from
 investment
 transactions.........     (639,319)          121,921    (2,009,685)        (14,429,123)
Change in unrealized
 appreciation/depreciation
 of investments........   (3,716,939)         (492,172)   (2,362,032)          1,539,949
                         -----------       -----------   -----------        ------------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations   (4,299,044)         (358,811)   (4,750,371)        (13,259,668)
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income:
 Class A...............      (30,757)               --            --                  --
From net realized gain
 on investments:
 Class A...............      (81,207)               --            --                  --
 Class B...............      (28,320)               --            --                  --
 Class C...............      (12,296)/(a)/          --            --                  --
                         -----------       -----------   -----------        ------------
    Total Dividends and
          Distributions     (152,580)               --            --                  --
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Class A...............   19,851,387        10,695,523     9,641,378          10,168,575
 Class B...............    6,813,507         2,935,632     2,379,939           3,275,309
 Class C...............      77,035/(a)/     1,325,446       40,937/(a)/         257,391
 Class R...............          N/A               N/A       83,067/(c)/       2,025,374
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Class A...............      110,946                --            --                  --
 Class B...............       26,440                --            --                  --
 Class C...............      12,285/(a)/            --            --                  --
Shares redeemed:
 Class A...............   (3,020,706)       (2,302,724)   (4,111,555)         (2,727,529)
 Class B...............   (1,056,185)          (62,137)     (965,009)           (556,012)
 Class C...............   (1,469,123)/(a)/     (10,595)     (906,040)/(a)/       (84,035)
 Class R...............          N/A               N/A    (2,460,226)/(c)/      (784,604)
                         -----------       -----------   -----------        ------------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions   21,345,586        12,581,145     3,702,491          11,574,469
                         -----------       -----------   -----------        ------------
         Total Increase
             (Decrease)   16,893,962        12,222,334    (1,047,880)         (1,685,199)
NET ASSETS
Beginning of period....   12,222,334                --    17,952,730          19,637,929
                         -----------       -----------   -----------        ------------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $29,116,296       $12,222,334   $16,904,850        $ 17,952,730
                         ===========       ===========   ===========        ============
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $    37,098       $    11,602   $        --        $         --
                         ===========       ===========   ===========        ============



/(a) /Period from November 1, 2001 through January 31, 2002 (discontinuation of class).
/(b) /Period from December 21, 2000 (date operations commenced) through October
  31, 2001.
/(c) /Period from November 1, 2001 through December 28, 2001 (discontinuation of class).
See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                             YEARS ENDED OCTOBER 31
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                   PRINCIPAL                         PRINCIPAL
                                    SMALLCAP                         UTILITIES
                                   FUND, INC.                       FUND, INC.
-------------------------------------------------------------------------------------------
                              YEAR             YEAR             YEAR             YEAR
                              ENDED            ENDED           ENDED             ENDED
                           OCTOBER 31,      OCTOBER 31,     OCTOBER 31,       OCTOBER 31,
                              2002             2001             2002             2001
                        -----------------  -------------  ----------------  ---------------
-------------------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $ (1,043,723)      $ (1,045,863)  $  2,438,959       $  1,636,099
Net realized gain
 (loss) from
 investment
 transactions.........   (25,722,351)       (11,427,776)   (18,781,719)        (6,235,397)
Change in unrealized
 appreciation/depreciation
 of investments........     9,892,815         (8,313,667)       599,212        (29,699,632)
                         ------------       ------------   ------------       ------------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations   (16,873,259)       (20,787,306)   (15,743,548)       (34,298,930)
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income:
 Class A...............            --                 --     (2,053,979)        (1,371,009)
 Class B...............            --                 --       (262,625)          (143,828)
 Class R...............            --                 --        (23,458)/(b)/     (105,511)
From net realized gain
 on investments:
 Class A...............            --         (5,186,384)            --        (15,348,600)
 Class B...............            --         (1,681,020)            --         (2,994,109)
 Class C...............            --            (94,283)            --           (112,014)
 Class R...............            --         (1,612,699)            --         (1,658,534)
Excess distribution of
 net realized gain on
 investments:
 Class A...............            --         (3,579,687)            --         (4,757,914)
 Class B...............            --         (1,160,259)            --           (928,145)
 Class C...............            --            (65,076)            --            (34,723)
 Class R...............            --         (1,113,098)            --           (514,129)
                         ------------       ------------   ------------       ------------
    Total Dividends and
          Distributions            --        (14,492,506)    (2,340,062)       (27,968,516)
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Class A...............    36,332,770         23,428,035     16,103,337         15,784,726
 Class B...............     6,292,276          5,926,399      2,787,298          5,073,407
 Class C...............      127,969/(a)/        455,564        61,427/(a)/        418,248
 Class R...............      263,737/(b)/      6,919,070        79,350/(b)/      3,314,249
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Class A...............            --          8,674,714      1,915,035         20,703,979
 Class B...............            --          2,818,642        251,867          3,916,469
 Class C...............            --            137,045             --            122,642
 Class R...............            --          2,494,776        23,428/(b)/      2,273,687
Shares redeemed:
 Class A...............   (17,873,701)       (17,626,014)   (17,528,185)       (18,094,494)
 Class B...............    (4,189,922)        (3,413,064)    (5,426,859)        (3,952,470)
 Class C...............    (1,305,418)/(a)/     (217,029)      (705,129)/(a)/     (177,295)
 Class R...............   (18,637,462)/(b)/   (5,137,426)    (7,745,051)/(b)/   (3,420,907)
                         ------------       ------------   ------------       ------------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions     1,010,249         24,460,712    (10,183,482)        25,962,241
                         ------------       ------------   ------------       ------------
         Total Increase
             (Decrease)   (15,863,010)       (10,819,100)   (28,267,092)       (36,305,205)
NET ASSETS
Beginning of period....    87,821,066         98,640,166     96,130,136        132,435,341
                         ------------       ------------   ------------       ------------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $ 71,958,056       $ 87,821,066   $ 67,863,044       $ 96,130,136
                         ============       ============   ============       ============
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $         --       $         --   $    246,278       $    147,381
                         ============       ============   ============       ============



/(a) /Period from November 1, 2001 through January 31, 2002 (discontinuation of class).
/(b) /Period from November 1, 2001 through December 28, 2001 (discontinuation of class).
See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                    YEARS ENDED OCTOBER 31, EXCEPT AS NOTED
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                  PRINCIPAL                      PRINCIPAL
                              PARTNERS SMALLCAP                 REAL ESTATE
                              GROWTH FUND, INC.                  FUND, INC.
---------------------------------------------------------------------------------------
                             YEAR           PERIOD           YEAR             YEAR
                             ENDED          ENDED           ENDED            ENDED
                          OCTOBER 31,    OCTOBER 31,     OCTOBER 31,      OCTOBER 31,
                             2002         2001 /(B)/         2002             2001
                        ---------------  ------------  ----------------  --------------
---------------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $  (136,369)     $   (86,788)  $   921,297        $   772,664
Net realized gain
 (loss) from
 investment
 transactions.........   (3,818,569)      (2,440,343)      817,036          1,158,281
Change in unrealized
 appreciation/depreciation
 of investments........      477,053         (106,858)       67,830           (308,402)
                         -----------      -----------   -----------        -----------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations   (3,477,885)      (2,633,989)    1,806,163          1,622,543
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income:
 Class A...............           --               --      (641,172)          (406,775)
 Class B...............           --               --      (175,093)          (157,940)
 Class C...............           --               --            --               (803)
 Class R...............          N/A              N/A       (52,490)/(c)/     (211,184)
                         -----------      -----------   -----------        -----------
    Total Dividends and
          Distributions           --               --      (868,755)          (776,702)
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Class A...............    4,666,245        5,916,499    21,806,632          4,961,895
 Class B...............    1,311,160        1,832,714     4,827,780          1,277,496
 Class C...............       6,956/(a)/    1,055,165      106,277/(a)/        213,064
 Class R...............          N/A              N/A       56,574/(c)/      3,036,853
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Class A...............           --               --       529,828            399,941
 Class B...............           --               --       139,170            156,078
 Class C...............           --               --            --                803
 Class R...............          N/A              N/A       52,475/(c)/        211,182
Shares redeemed:
 Class A...............   (1,127,984)         (97,461)   (6,099,959)        (2,526,071)
 Class B...............     (173,172)         (74,216)   (1,865,424)          (455,977)
 Class C...............     (724,360)/(a)/     (1,631)     (472,205)/(a)/      (22,173)
 Class R...............          N/A              N/A    (7,378,695)/(c)/   (1,113,870)
                         -----------      -----------   -----------        -----------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions    3,958,845        8,631,070    11,702,453          6,139,221
                         -----------      -----------   -----------        -----------
         Total Increase
             (Decrease)      480,960        5,997,081    12,639,861          6,985,062
NET ASSETS
Beginning of period....    5,997,081               --    25,540,267         18,555,205
                         -----------      -----------   -----------        -----------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $ 6,478,041      $ 5,997,081   $38,180,128        $25,540,267
                         ===========      ===========   ===========        ===========
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $        --      $        --   $    85,876        $    35,993
                         ===========      ===========   ===========        ===========



/(a) /Period from November 1, 2001 through January 31, 2002 (discontinuation of class).
/(b) /Period from December 21, 2000 (date operations commenced) through October
  31, 2001./ /
/(c) /Period from November 1, 2001 through December 28, 2001 (discontinuation of class).

See accompanying notes.

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------

1. ORGANIZATION

Principal Balanced Fund, Inc., Principal Capital Value Fund, Inc., Principal Growth Fund, Inc., Principal LargeCap Stock Index Fund, Inc., Principal MidCap Fund, Inc., Principal Partners Blue Chip Fund, Inc., Principal Partners Equity Growth Fund, Inc., Principal Partners LargeCap Blend Fund, Inc., Principal Partners LargeCap Value Fund, Inc., Principal Partners MidCap Growth Fund, Inc., Principal Partners SmallCap Growth Fund, Inc., Principal Real Estate Fund, Inc., Principal SmallCap Fund, Inc., and Principal Utilities Fund, Inc. (the "Domestic Growth Funds") are registered under the Investment Company Act of 1940, as amended, as open-end diversified management investment companies and operate in the mutual fund industry.

Each fund offers both Class A shares and Class B shares to the public. Class A shares generally are sold with an initial sales charge based on declining rates and certain purchases may be subject to a contingent deferred sales charge ("CDSC") upon redemption. Class B shares are sold without an initial sales charge, but bear higher ongoing distribution fees and are subject to a declining CDSC on certain redemptions made within six years of purchase. Class B shares automatically convert into Class A shares, based on relative net asset value (without a sales charge), seven years after purchase. Both classes of shares for each fund represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by each of the Domestic Growth Funds' respective Board of Directors. In addition, the Board of Directors of each fund declares separate dividends on each class of shares.

The Domestic Growth Funds discontinued Class C shares and Class R shares, effective January 31, 2002 and December 28, 2001, respectively. All outstanding Class C shares and Class R shares were exchanged into Class A shares on the respective effective dates.

Effective September 18, 2002, Principal Blue Chip Fund, Inc. changed its name to Principal Partners Blue Chip Fund, Inc.

Effective October 31, 2002, Principal Growth Fund, Inc. acquired all the assets and assumed all the liabilities of Principal Partners LargeCap Growth Fund, Inc. pursuant to a plan of acquisition approved by shareholders of Principal Partners LargeCap Growth Fund, Inc. on October 16, 2002. The acquisition was accomplished by a tax-free exchange of shares of Principal Partners LargeCap Growth Fund, Inc. for shares of Principal Growth Fund, Inc. The aggregate net assets of Principal Growth Fund, Inc. and Principal Partners LargeCap Growth Fund, Inc. immediately before the acquisition were approximately $282,490,000 and $9,462,000, respectively.


2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Domestic Growth
Funds:



SECURITY VALUATION . The Domestic Growth Funds value securities for which market quotations are readily available at market value, which is determined using the last reported sale price or, if no sales are reported, as is regularly the case for some securities traded over-the-counter, the last reported bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to certain debt securities and preferred stocks, the investments are valued by using prices provided by market makers or estimates of market values obtained from yield data and other factors relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by each fund's Board of Directors. Short-term securities are valued at amortized cost, which approximates market.



INCOME AND INVESTMENT TRANSACTIONS. . The Domestic Growth Funds record investment transactions on a trade date basis. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Domestic Growth Funds record dividend income on the ex-dividend date. Interest income is recognized on an accrual basis. The Domestic Growth Funds allocate daily all income and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding of each class.

                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)



EXPENSES. . The Domestic Growth Funds allocate daily all expenses (other than class-specific expenses) to each class of shares based upon the relative proportion of the value of shares outstanding of each class. Class-specific expenses charged to each class during the year ended October 31, 2002 are included separately in the statements of operations.



DISTRIBUTIONS TO SHAREHOLDERS . Dividends and distributions are recorded on the
ex-dividend date. Dividends and distributions   from net investment income and
net realized gain from investments are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for mortgage-backed securities, net operating losses, amortization of premiums and discounts, losses deferred due to wash sales, commission recapture, and futures contracts. Permanent book and tax basis differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

For the periods ended October 31, 2001, dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as tax return of capital distributions.



FEDERAL INCOME TAXES . No provision for federal income taxes is considered necessary because each fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.



OTHER. . The Financial Accounting Standards Board recently approved the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). Effective November 1, 2001 the Domestic Growth Funds adopted the provisions of the Guide.

In accordance with the Guide, the Domestic Growth Funds accrete/amortize all discounts and premiums on securities purchased, over the lives of the respective securities. The cumulative effect of this accounting change had no impact on total net assets of the Domestic Growth Funds, but resulted in a reduction in cost of securities and a corresponding increase in unrealized appreciation/ depreciation of approximately $22,000 for the Principal Balanced Fund, Inc. based on securities held as of November 1, 2001.

The effect of this change for the Principal Balanced Fund, Inc. was to decrease net investment income by approximately $96,000, increase net realized gain(loss) from investment transactions by approximately $97,000 and decrease the change in unrealized appreciation/depreciation by approximately $1,000 for the year ended October 31, 2002. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in accounting policy.


3. OPERATING POLICIES



FEES PAID INDIRECTLY. . The Domestic Growth Funds direct certain portfolio transactions to a broker that, in turn, pays a portion of the Fund's operating expenses. These amounts are reflected in the statement of operations.



FUTURES CONTRACTS . The Domestic Growth Funds may enter into futures contracts as a hedge against changes in market conditions. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, a fund agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the fund as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statement of assets and liabilities. When the contracts are closed, the fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the fund's cost basis in the contract.



JOINT TRADING ACCOUNT . The Domestic Growth Funds may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading account. The order permits the Domestic Growth Funds' cash balances to be deposited into a single joint account along with the cash of other registered investment companies managed by Principal Management Corporation (the "Manager"). These balances may be invested in one or more short-term instruments.

                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------
3. OPERATING POLICIES (CONTINUED)



LINE OF CREDIT . The Domestic Growth Funds participate with other funds managed by Principal Management Corporation in an unsecured joint line of credit with two banks which allow the participants to borrow up to $75 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the Fed Funds Rate plus ..50%. Additionally, a commitment fee is charged at the annual rate of .09% on the amount of the line of credit. The commitment fee is allocated among the participating funds in proportion to their average net assets during each calendar quarter. At October 31, 2002, the Domestic Growth Funds had no outstanding borrowings under the line of credit.



SECURITIES LENDING. . The Domestic Growth Funds may lend portfolio securities to approved brokers to earn additional income. Each applicable fund receives collateral against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. As of October 31, 2002, the Domestic Growth Funds had securities on loan as follows:


                              VALUE OF              VALUE OF SHORT-TERM
                          SECURITIES LOANED   COLLATERAL INVESTMENT SECURITIES
                          -----------------   --------------------------------
 Principal Balanced          $   486,047                $   526,031
 Fund, Inc.
 Principal Capital Value      21,732,133                 22,932,697
 Fund, Inc.
 Principal Growth Fund,        1,270,478                  1,333,553
 Inc.
 Principal LargeCap            1,361,052                  1,422,145
 Stock Index Fund, Inc.
 Principal MidCap Fund,       40,808,048                 42,048,422
 Inc.
 Principal Partners Blue       4,267,072                  4,438,608
 Chip Fund, Inc.
 Principal Partners            1,547,091                  1,618,368
 Equity Growth Fund,
 Inc.
 Principal SmallCap            6,365,645                  6,653,608
 Fund, Inc.

                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------
4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATES



MANAGEMENT SERVICES . The Domestic Growth Funds have agreed to pay investment advisory and management fees to Principal Management Corporation (wholly owned by Princor Financial Services Corporation, a subsidiary of Principal Financial Services, Inc.) computed at an annual percentage rate of each fund's average daily net assets. The annual rates used in this calculation for the Domestic Growth Funds are as follows:

                                    NET ASSET VALUE OF FUNDS (IN MILLIONS)
                                  ----------------------------------------
                                   FIRST    NEXT     NEXT     NEXT      OVER
                                   $100     $100     $100     $100      $400
                                   -----    ----     ----     ----      ----
Principal Balanced Fund, Inc.      .60%     .55%     .50%     .45%      .40%
Principal MidCap Fund, Inc.        .65      .60      .55      .50       .45
Principal Real Estate Fund, Inc.   .90      .85      .80      .75       .70
Principal SmallCap Fund, Inc.      .85      .80      .75      .70       .65
Principal Utilities Fund, Inc.     .60      .55      .50      .45       .40

                                    NET ASSET VALUE OF FUNDS (IN MILLIONS)
                                 ----------------------------------------
                                  FIRST    NEXT     NEXT     NEXT       OVER
                                  $250     $250     $250     $250      $1,000
                                  -----    ----     ----     ----      ------
Principal Capital Value Fund,     .60%     .55%     .50%     .45%       .40%
Inc.
Principal Growth Fund, Inc.        .60      .55      .50      .45        .40
Principal Partners Blue Chip       .60      .55      .50      .45        .40
Fund, Inc.
Principal Partners Equity          .75      .70      .65      .60        .55
Growth Fund, Inc.
Principal Partners LargeCap        .75      .70      .65      .60        .55
Blend Fund, Inc.
Principal Partners LargeCap        .75      .70      .65      .60        .55
Value Fund, Inc.
Principal Partners SmallCap        .90      .85      .80      .75        .70
Growth Fund, Inc.

                                              OVERALL FEE
                                             -------------
Principal LargeCap Stock Index Fund, Inc.        .35%
Principal Partners MidCap Growth Fund, Inc.      .90



The Domestic Growth Funds also reimburse the Manager for transfer and administrative services, including the cost of accounting, data processing, supplies and other services rendered.

                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------
4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Manager voluntarily waives a portion of its fee for certain of the Domestic Growth Funds. The waivers are in amounts that maintain total operating expenses within certain limits. The limits are expressed as a percentage of average daily net assets attributable to each class on an annualized basis during the reporting period.

The operating expense limits, which were maintained at or below that shown, are as follows:

                                                        EXPENSE LIMIT
                                                      CLASS A     CLASS B
                                                      -------     -------
 Principal LargeCap Stock Index Fund, Inc.              .90%       1.25%
 Principal Partners LargeCap Blend Fund, Inc.          1.95        2.70
 Principal Partners LargeCap Value Fund, Inc.          1.95        2.70
 Principal Partners MidCap Growth Fund, Inc.           1.95        2.70
 Principal Partners SmallCap Growth Fund, Inc.         1.95        2.70




DISTRIBUTION FEES . The Domestic Growth Funds bear distribution fees with respect to each class computed at an annual rate of the average daily net assets attributable to each class of each fund. The annual rate will not exceed the following limits:

                                                           CLASS A     CLASS B
                                                           -------     -------
 All Domestic Growth Funds
      (except Principal LargeCap Stock Index Fund, Inc.)    .25%        1.00%
 Principal LargeCap Stock Index Fund, Inc.                  .15%        .50%



Distribution fees are paid to Princor Financial Services Corporation, the principal underwriter. A portion of the fees is subsequently remitted to retail dealers. Pursuant to the distribution agreements for Class A and Class B shares, fees that are unused by the principal underwriter at the end of the fiscal year are returned to the respective Domestic Growth Funds which generated the excess.



SALES CHARGES . Princor Financial Services Corporation, as principal underwriter, receives proceeds of any CDSC on certain Class A and Class B share redemptions. The charge is based on declining rates which for Class A shares begin at .75% and Class B shares at 4.00% (0.25% and 1.25% for Principal LargeCap Stock Index Fund, Inc. share classes, respectively) of the lesser of current market value or the cost of shares being redeemed. Princor Financial Services Corporation also retains sales charges on sales of Class A shares based on declining rates which begin at 4.75% of the offering price (1.50% for Principal LargeCap Stock Index Fund, Inc.). The aggregate amount of these charges retained by Princor Financial Services Corporation for the periods ended October 31, 2002, were as follows:

                                                        CLASS A     CLASS B
                                                        -------     -------
 Principal Balanced Fund, Inc.                         $213,839    $ 44,935
 Principal Capital Value Fund, Inc.                     441,089      74,333
 Principal Growth Fund, Inc.                            785,316     117,999
 Principal LargeCap Stock Index Fund, Inc.               64,789       6,287
 Principal MidCap Fund, Inc.                            922,608     121,142
 Principal Partners Blue Chip Fund, Inc.                370,895     109,280
 Principal Partners Equity Growth Fund, Inc.            314,299      43,332
 Principal Partners LargeCap Blend Fund, Inc.           272,958       8,568
 Principal Partners LargeCap Value Fund, Inc.           323,018      11,194
 Principal Partners MidCap Growth Fund, Inc.            149,673       8,826
 Principal Partners SmallCap Growth Fund, Inc.           94,765       2,357
 Principal Real Estate Fund, Inc.                       177,623       7,981
 Principal SmallCap Fund, Inc.                          352,283      47,196
 Principal Utilities Fund, Inc.                         173,777      30,590

                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------
4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATES (CONTINUED)



AFFILIATED OWNERSHIP . At October 31, 2002, Principal Life Insurance Company (an affiliate of the Manager), affiliates of Principal Life Insurance Company and benefit plans sponsored on behalf of Principal Life Insurance Company owned shares of the Domestic Growth Funds as follows:

                                                    CLASS A        CLASS B
                                                    -------        -------
 Principal Capital Value Fund, Inc.                6,015,457                --
 Principal Growth Fund, Inc.                          44,641            15,198
 Principal LargeCap Stock Index Fund, Inc.           200,413                --
 Principal Partners LargeCap Blend Fund, Inc.        399,168           100,000
 Principal Partners LargeCap Value Fund, Inc.        403,699           100,869
 Principal Partners MidCap Growth Fund, Inc.         297,903           100,000
 Principal Partners SmallCap Growth Fund, Inc.       399,265           100,000
 Principal Real Estate Fund, Inc.                    709,908    268,126





AFFILIATED BROKERAGE COMMISSIONS . No brokerage commissions were paid by the Domestic Growth Funds to Princor Financial Services Corporation during the period. Brokerage commissions were paid to other affiliates by Principal Partners Equity Growth Fund, Inc., Principal Partners LargeCap Value Fund, Inc., Principal Partners SmallCap Growth Fund, Inc. and Principal Utilities Fund, Inc., in the amounts of $5,519, $46,165, $2,302 and $110,145, respectively.


5. INVESTMENT TRANSACTIONS

For the year ended October 31, 2002, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. government securities) by the Domestic Growth Funds were as follows:

                                                                                        PURCHASES              SALES
                                                                                 ------------------------  --------------
 Principal Balanced Fund, Inc.                                                         $ 81,024,160         $ 88,950,469
 Principal Capital Value Fund, Inc.                                                     547,868,217          590,217,804
 Principal Growth Fund, Inc.                                                             78,720,062          115,851,390
 Principal LargeCap Stock Index Fund, Inc.                                               15,367,423            7,637,085
 Principal MidCap Fund, Inc.                                                            308,155,069          338,661,127
 Principal Partners Blue Chip Fund, Inc.                                                130,636,996          146,129,807
 Principal Partners Equity Growth Fund, Inc.                                             80,613,887           81,797,819
 Principal Partners LargeCap Blend Fund, Inc.                                            28,630,749           12,443,653
 Principal Partners LargeCap Value Fund, Inc.                                            22,787,276            2,288,223
 Principal Partners MidCap Growth Fund, Inc.                                             48,149,275           44,607,276
 Principal Partners SmallCap Growth Fund, Inc.                                           23,808,378           19,889,791
 Principal Real Estate Fund, Inc.                                                        32,690,771           21,354,335
 Principal SmallCap Fund, Inc.                                                          195,488,141          195,450,806
 Principal Utilities Fund, Inc.                                                          61,848,267           67,475,386


Principal Balanced Fund, Inc. may trade portfolio securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the fund commits to purchase or sell securities for which all specific information is not known at the time of the trade. Securities purchased on a TBA basis are not settled until they are delivered to the fund, normally 15 to 30 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. As of October 31, 2002, Principal Balanced Fund, Inc. had a TBA purchase commitment involving a security with a face amount of $625,000, cost of $618,750, and market value of $632,031.

                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------
5. INVESTMENT TRANSACTIONS (CONTINUED)

At October 31, 2002, net federal income tax unrealized appreciation (depreciation) of investments held by the Domestic Growth Funds was composed of the following:

                                               TAX COST OF                                        NET UNREALIZED
                                               INVESTMENTS            GROSS UNREALIZED             APPRECIATION
                                                             -----------------------------------  (DEPRECIATION)
                                              IN SECURITIES  APPRECIATION       (DEPRECIATION)    OF INVESTMENTS
                                              -------------  ------------       --------------    ----------------
 Principal Balanced Fund, Inc.                $101,774,328   $       4,955,327  $   (14,016,273)  $     (9,060,946)
 Principal Capital Value Fund, Inc.            384,437,402          18,323,948      (42,461,880)       (24,137,932)
 Principal Growth Fund, Inc.                   372,212,874          31,874,367     (111,873,897)       (79,999,530)
 Principal LargeCap Stock Index Fund, Inc.      54,956,925           2,369,730      (18,103,816)       (15,734,086)
 Principal MidCap Fund, Inc.                   372,527,267          37,256,848      (29,117,226)         8,139,622
 Principal Partners Blue Chip Fund, Inc.       172,402,457           6,827,605      (46,792,663)       (39,965,058)
 Principal Partners Equity                      60,911,871           1,488,882      (14,049,834)       (12,560,952)
 Growth Fund, Inc.
 Principal Partners LargeCap                    26,507,571             858,897       (3,607,810)        (2,748,913)
 Blend Fund, Inc.
 Principal Partners LargeCap                    31,791,516           1,368,792       (5,599,950)        (4,231,158)
 Value Fund, Inc.
 Principal Partners MidCap                      16,490,935           1,351,301         (951,475)           399,826
 Growth Fund, Inc.
 Principal Partners SmallCap                     5,624,208             576,057         (229,890)           346,167
 Growth Fund, Inc.
 Principal Real Estate Fund, Inc.               36,980,808           2,899,568       (1,486,096)         1,413,472
 Principal SmallCap Fund, Inc.                  82,304,552           2,460,353      (11,398,112)        (8,937,759)
 Principal Utilities Fund, Inc.                 73,997,877           3,920,825      (12,115,602)        (8,194,777)



The Domestic Growth Funds' investments are with various issuers in various industries. The schedules of investments contained herein summarize concentrations of credit risk by issuer and industry.

                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------
6. CAPITAL SHARE TRANSACTIONS

Transactions in Capital Shares were as follows:

                                                   PRINCIPAL     PRINCIPAL     PRINCIPAL       PRINCIPAL
                                                   BALANCED    CAPITAL VALUE    GROWTH       LARGECAP STOCK
                                                  FUND, INC.    FUND, INC.     FUND, INC.   INDEX FUND, INC.
                                                  -----------  -------------  -----------  ------------------
 YEAR ENDED OCTOBER 31, 2002:
 Shares sold:
  Class A.......................................   2,184,054     2,026,603     2,620,956       4,216,015
  Class B.......................................     296,548       242,962       402,856         555,764
  Class C*......................................       3,932         3,375         9,405          14,757
  Class R**.....................................      10,852         9,047        16,562          34,031
 Shares issued in acquisition:
  Class A.......................................          --            --       323,702              --
  Class B.......................................          --            --       107,601              --
 Shares issued in reinvestment of dividends and
 distributions:
  Class A.......................................     139,868       164,068            --           9,376
  Class B.......................................      17,730         1,427            --             105
  Class C*......................................          --            --            --              --
  Class R**.....................................       6,265         3,325            --           2,261
 Shares redeemed:
  Class A.......................................  (1,657,027)   (2,940,497)   (2,698,311)     (1,142,748)
  Class B.......................................    (407,487)     (374,272)     (688,719)       (293,698)
  Class C*......................................     (37,333)      (34,888)      (61,566)       (192,328)
  Class R**.....................................  (1,438,117)   (1,111,217)   (1,114,179)     (2,243,833)
                                                  ----------    ----------    ----------      ----------
                         Net Increase (Decrease)    (880,715)   (2,010,067)   (1,081,693)        959,702
                                                  ==========    ==========    ==========      ==========

                                                   PRINCIPAL     PRINCIPAL     PRINCIPAL       PRINCIPAL
                                                   BALANCED    CAPITAL VALUE    GROWTH       LARGECAP STOCK
                                                  FUND, INC.    FUND, INC.     FUND, INC.   INDEX FUND, INC.
                                                  -----------  -------------  -----------  ------------------
 YEAR ENDED OCTOBER 31, 2001:
 Shares sold:
  Class A.......................................   1,074,304     1,959,304     1,815,301       1,401,278
  Class B.......................................     291,779       270,483       490,585         381,832
  Class C.......................................      21,488        13,224        27,230          67,539
  Class R.......................................     333,188       159,840       280,930       1,306,947
 Shares issued in reinvestment of dividends and
 distributions:
  Class A.......................................     236,308       931,490     3,781,370           6,100
  Class B.......................................      41,524        70,140       833,345             449
  Class C.......................................         335           938        16,230             374
  Class R.......................................      52,493        68,169       462,360           1,712
 Shares redeemed:
  Class A.......................................  (1,225,121)   (2,186,523)   (2,197,067)       (315,664)
  Class B.......................................    (289,250)     (298,792)     (460,539)        (47,384)
  Class C.......................................     (16,666)       (9,140)      (22,695)        (13,816)
  Class R.......................................    (675,602)     (600,712)     (505,349)       (370,734)
                                                  ----------    ----------    ----------       ---------
                         Net Increase (Decrease)    (155,220)      378,421     4,521,701       2,418,633
                                                  ==========    ==========    ==========       =========

6. CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                   PRINCIPAL        PRINCIPAL           PRINCIPAL           PRINCIPAL
                                                     MIDCAP     PARTNERS BLUE CHIP   PARTNERS EQUITY    PARTNERS LARGECAP
                                                   FUND, INC.       FUND, INC.      GROWTH FUND, INC.   BLEND FUND, INC.
                                                  ------------  ------------------  -----------------  -------------------
 YEAR ENDED OCTOBER 31, 2002:
 Shares sold:
  Class A.......................................   2,230,858        2,765,940           2,927,505          1,778,650
  Class B.......................................     446,289          406,269             739,678            640,523
  Class C*......................................       5,781            8,237              26,156              7,597
  Class R**.....................................       7,881           12,690              18,706                N/A
 Shares issued in reinvestment of dividends and
 distributions:
  Class A.......................................     293,362            4,478                  --                 --
  Class B.......................................      66,919               --                  --                 --
  Class C*......................................         910               --                  --                 --
  Class R**.....................................      22,745               --                  --                N/A
 Shares redeemed:
  Class A.......................................  (1,882,068 )     (2,137,577)         (1,834,435)          (277,885)
  Class B.......................................    (578,451 )       (625,365)           (629,729)          (106,284)
  Class C*......................................     (38,354)         (68,445)           (301,760)          (127,478)
  Class R**.....................................    (814,599 )     (1,750,820)           (961,620)               N/A
                                                  ----------       ----------          ----------          ---------
                         Net Increase (Decrease)    (238,727 )     (1,384,593)            (15,499)         1,915,123
                                                  ==========       ==========          ==========          =========

                                                   PRINCIPAL       PRINCIPAL           PRINCIPAL           PRINCIPAL
                                                    MIDCAP     PARTNERS BLUE CHIP   PARTNERS EQUITY    PARTNERS LARGECAP
                                                  FUND, INC.       FUND, INC.      GROWTH FUND, INC.   BLEND FUND, INC.
                                                  -----------  ------------------  -----------------  -------------------
 PERIODS ENDED OCTOBER 31, 2001:
 Shares sold:
  Class A.......................................   1,669,901       1,589,943           1,841,323            886,079
  Class B.......................................     334,037         463,571             656,594            304,370
  Class C.......................................      18,365          25,150              86,881            123,510
  Class R.......................................     240,047         291,598             328,236                N/A
 Shares issued in reinvestment of dividends and
 distributions:
  Class A.......................................   2,922,626         109,736                  --                 --
  Class B.......................................     697,692          36,853                  --                 --
  Class C.......................................       5,356             812                  --                 --
  Class R.......................................     290,129          36,252                  --                N/A
 Shares redeemed:
  Class A.......................................  (1,944,723)     (1,671,879)         (1,201,921)           (31,060)
  Class B.......................................    (377,385)       (470,059)           (328,381)            (5,778)
  Class C.......................................      (6,682)        (22,074)            (30,129)            (3,629)
  Class R.......................................    (398,482)       (847,828)           (224,863)               N/A
                                                  ----------      ----------          ----------          ---------
                         Net Increase (Decrease)   3,450,881        (457,925)          1,127,740          1,273,492
                                                  ==========      ==========          ==========          =========

6. CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                      PRINCIPAL          PRINCIPAL          PRINCIPAL         PRINCIPAL
                                                  PARTNERS LARGECAP   PARTNERS MIDCAP   PARTNERS SMALLCAP    REAL ESTATE
                                                  VALUE FUND, INC.   GROWTH FUND, INC.  GROWTH FUND, INC.    FUND, INC.
                                                  -----------------  -----------------  ------------------  -------------
 YEAR ENDED OCTOBER 31, 2002:
 Shares sold:
  Class A.......................................     1,923,352          2,021,655            787,967         2,097,231
  Class B.......................................       674,924            528,499            237,347           461,940
  Class C*......................................         7,521              7,778                924            10,973
  Class R**.....................................           N/A             15,089                N/A             5,727
 Shares issued in reinvestment of dividends and
 distributions:
  Class A.......................................        10,534                 --                 --            49,988
  Class B.......................................         2,530                 --                 --            13,270
  Class C*......................................         1,177                 --                 --                --
  Class R**.....................................           N/A                 --                N/A             5,300
 Shares redeemed:
  Class A.......................................      (311,324)          (955,315)          (216,542)         (579,422)
  Class B.......................................      (112,524)          (236,529)           (33,897)         (176,406)
  Class C*......................................      (138,794)          (177,675)          (107,329)          (47,206)
  Class R**.....................................           N/A           (461,558)               N/A          (735,972)
                                                     ---------          ---------           --------         ---------
                         Net Increase (Decrease)     2,057,396            741,944            668,470         1,105,423
                                                     =========          =========           ========         =========

                                                      PRINCIPAL          PRINCIPAL          PRINCIPAL         PRINCIPAL
                                                  PARTNERS LARGECAP   PARTNERS MIDCAP   PARTNERS SMALLCAP    REAL ESTATE
                                                  VALUE FUND, INC.   GROWTH FUND, INC.   GROWTH FUND, INC.   FUND, INC.
                                                  -----------------  -----------------  ------------------  -------------
 PERIODS ENDED OCTOBER 31, 2001:
 Shares sold:
  Class A.......................................     1,034,602          1,622,306            671,502           524,283
  Class B.......................................       287,288            530,887            208,789           134,006
  Class C.......................................       131,137             41,778            106,607            22,628
  Class R.......................................           N/A            319,442                N/A           323,477
 Shares issued in reinvestment of dividends and
 distributions:
  Class A.......................................            --                 --                 --            41,980
  Class B.......................................            --                 --                 --            16,449
  Class C.......................................            --                 --                 --                83
  Class R.......................................           N/A                 --                N/A            22,192
 Shares redeemed:
  Class A.......................................      (218,053)          (466,208)           (13,647)         (267,970)
  Class B.......................................        (6,299)          (100,516)           (10,462)          (47,926)
  Class C.......................................        (1,041)           (14,315)              (202)           (2,255)
  Class R.......................................           N/A           (135,765)               N/A          (118,121)
                                                     ---------          ---------            -------          --------
                         Net Increase (Decrease)     1,227,634          1,797,609            962,587           648,826
                                                     =========          =========            =======          ========

6. CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                      PRINCIPAL     PRINCIPAL
                                                      SMALLCAP      UTILITIES
                                                     FUND, INC.    FUND, INC.
                                                     -----------  -------------
 YEAR ENDED OCTOBER 31, 2002:
 Shares sold:
  Class A..........................................   4,286,033     1,587,989
  Class B..........................................     827,680       285,878
  Class C*.........................................      15,403         5,863
  Class R**........................................      31,530         7,475
 Shares issued in reinvestment of dividends and
 distributions:
  Class A..........................................          --       202,603
  Class B..........................................          --        26,925
  Class C*.........................................          --            --
  Class R**........................................          --         2,264
 Shares redeemed:
  Class A..........................................  (2,324,948)   (1,826,045)
  Class B..........................................    (575,531)     (566,311)
  Class C*.........................................    (156,529)      (71,610)
  Class R**........................................  (2,116,991)     (732,913)
                                                     ----------    ----------
                            Net Increase (Decrease)     (13,353)   (1,077,882)
                                                     ==========    ==========

                                                      PRINCIPAL     PRINCIPAL
                                                      SMALLCAP      UTILITIES
                                                     FUND, INC.    FUND, INC.
                                                     -----------  -------------
 YEAR ENDED OCTOBER 31, 2001:
 Shares sold:
  Class A..........................................   2,709,228     1,138,008
  Class B..........................................     693,989       367,437
  Class C..........................................      52,862        30,716
  Class R..........................................     774,442       232,539
 Shares issued in reinvestment of dividends and
 distributions:
  Class A..........................................   1,027,770     1,473,491
  Class B..........................................     342,138       279,575
  Class C..........................................      16,452         8,874
  Class R..........................................     297,706       162,355
 Shares redeemed:
  Class A..........................................  (2,057,480)   (1,327,274)
  Class B..........................................    (405,658)     (291,634)
  Class C ........................................      (25,140)      (13,524)

  Class R..........................................    (587,014)     (256,419)
                                                     ----------    ----------
                            Net Increase (Decrease)   2,839,295     1,804,144
                                                     ==========    ==========

                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------

                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------

                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------
* Period from November 1, 2001, through January 31, 2002 (discontinuation of Class C shares).
**Period from November 1, 2001, through December 28, 2001 (discontinuation of Class R shares).

                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------
6. CAPITAL SHARE TRANSACTIONS (CONTINUED)

Effective January 31, 2002 and December 28, 2001, respectively, Class C shares and Class R shares were discontinued and exchanged into Class A shares as follows:

                                       CLASS C                CLASS R
                                ---------------------  ----------------------
                                 SHARES     DOLLARS     SHARES       DOLLARS
                                EXCHANGED  EXCHANGED   EXCHANGED    EXCHANGED
                                ---------  ----------  ---------  -------------
 Principal Balanced Fund, Inc.    32,927   $  411,588  1,365,622   $17,234,146
 Principal Capital Value Fund,    31,679      691,243  1,035,368    22,664,211
 Inc.
 Principal Growth Fund, Inc.      58,198    1,731,397  1,044,339    31,695,678
 Principal LargeCap Stock        176,204    1,471,304  2,164,804    18,552,368
 Index Fund, Inc.
 Principal MidCap Fund, Inc.      35,586    1,237,322    741,644    26,150,354
 Principal Partners Blue Chip     64,534    1,138,375  1,648,780    30,222,134
 Fund, Inc.
 Principal Partners Equity       279,489    2,252,682    913,104     7,642,679
 Growth Fund, Inc.
 Principal Partners LargeCap     126,217    1,212,946        N/A           N/A
 Blend Fund, Inc.
 Principal Partners LargeCap     137,459    1,463,939        N/A           N/A
 Value Fund, Inc.
 Principal Partners MidCap       170,137      879,610    441,049     2,372,843
 Growth Fund, Inc.
 Principal Partners SmallCap     106,457      723,907        N/A           N/A
 Growth Fund, Inc.
 Principal Real Estate Fund,      30,150      303,614    726,511     7,308,697
 Inc.
 Principal SmallCap Fund, Inc.   146,825    1,265,635  2,023,972    18,074,070
 Principal Utilities Fund,        51,740      511,193    699,252     7,412,070
 Inc.




7. FEDERAL TAX INFORMATION


DISTRIBUTIONS TO SHAREHOLDERS . The tax character of distributions paid during 2002 and 2001 were as follows:

                                   ORDINARY INCOME       LONG-TERM CAPITAL GAIN     RETURN OF CAPITAL
                                   ------------          -------------              ----------
                                  2002        2001         2002          2001        2002       2001
                                  ----        ----         ----          ----        ----       ----
 Principal Balanced Fund,      $1,985,795  $ 2,394,896  $        --  $  2,041,865  $    --    $     --
 Inc.
 Principal Capital Value        3,735,849    6,063,460           --    19,362,377       --          --
 Fund, Inc.
 Principal Growth Fund, Inc.           --           --           --   215,287,705       --          --
 Principal LargeCap Stock         101,590       82,580           --            --       --          --
 Index Fund, Inc.
 Principal MidCap Fund, Inc.      706,130   40,580,917   12,533,493    98,887,582       --          --
 Principal Partners Blue Chip          --           --           --     3,751,845   83,661     377,488
 Fund, Inc.
 Principal Partners Equity             --           --           --            --       --          --
 Growth Fund, Inc.
 Principal Partners LargeCap           --           --           --            --       --          --
 Blend Fund, Inc.
 Principal Partners LargeCap      152,580           --           --            --       --          --
 Value Fund, Inc.
 Principal Partners MidCap             --           --           --            --       --          --
 Growth Fund, Inc.
 Principal Partners SmallCap           --           --           --            --       --          --
 Growth Fund, Inc.
 Principal Real Estate Fund,      868,755      776,702           --            --       --          --
 Inc.
 Principal SmallCap Fund,              --    9,248,619           --     5,243,887       --          --
 Inc.
 Principal Utilities Fund,      2,340,062    1,620,348           --    26,348,168       --          --
 Inc.

                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------
7. FEDERAL TAX INFORMATION (CONTINUED)



DISTRIBUTABLE EARNINGS. .

                                     UNDISTRIBUTED          UNDISTRIBUTED
                                     ORDINARY INCOME   LONG-TERM CAPITAL GAINS
                                    ----------------   -----------------------
 Principal Balanced Fund, Inc.         $  117,834                 $--
 Principal Capital Value Fund,
 Inc.                                   3,299,549                  --
 Principal Growth Fund, Inc.                   --                  --
 Principal LargeCap Stock Index
 Fund, Inc.                               212,935                  --
 Principal MidCap Fund, Inc.              326,075                  --
 Principal Partners Blue Chip
 Fund, Inc.                                    --                  --
 Principal Parnters Equity Growth
 Fund, Inc.                                    --                  --
 Principal Partners LargeCap Blend
 Fund, Inc.                                    --                  --
 Principal Partners LargeCap Value
 Fund, Inc.                                37,098                  --
 Principal Partners MidCap Growth
 Fund, Inc.                                    --                  --
 Principall Partners SmallCap
 Growth Fund, Inc.                             --                   --
 Principal Real Estate Fund, Inc.          85,876                  --
 Principal SmallCap Fund, Inc.                 --                  --
 Principal Utilities Fund, Inc.           246,278                  --

As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:


CAPITAL LOSS CARRYFORWARDS . Capital loss carryforwards are losses that can be used to offset future capital gains of the fund. At October 31, 2002, the Domestic Growth Funds had approximate net capital loss carryforwards as follows:

                                 NET CAPITAL LOSS CARRYFORWARDS EXPIRING IN:

                                    2008            2009             2010
                                -------------  --------------  ----------------
 Principal Balanced Fund, Inc.   $       --     $   507,000      $16,148,000
 Principal Capital Value Fund,           --      15,220,000       34,377,000
 Inc.
 Principal Growth Fund, Inc.      1,861,000      58,703,000       98,172,000
 Principal LargeCap Stock             4,000       1,122,000        1,755,000
 Index Fund, Inc.
 Principal MidCap Fund, Inc.             --              --        1,891,000
 Principal Partners Blue Chip            --       1,979,000       15,878,000
 Fund, Inc.
 Principal Partners Equity        3,426,000      15,271,000        7,931,000
 Growth Fund, Inc.
 Principal Partners LargeCap             --         283,000        1,378,000
 Blend Fund, Inc.
 Principal Partners LargeCap             --              --          616,000
 Value Fund, Inc.
 Principal Partners MidCap        1,378,000      11,286,000        5,044,000
 Growth Fund, Inc.
 Principal Partners SmallCap             --       2,286,000        3,942,000
 Growth Fund, Inc.
 Principal Real Estate Fund,        498,000              --               --
 Inc.
 Principal SmallCap Fund, Inc.           --       5,919,000       31,111,000
 Principal Utilities Fund,               --       6,235,000       18,782,000
 Inc.



Principal Growth Fund, Inc. acquired approximately $10,067,000 of capital losses, included above, as part of its acquisition of Principal Partners LargeCap Growth Fund, Inc., which may be applied against realized net taxable capital gains in future years, subject to certain limitations imposed by Section 382 of the Internal Revenue Code.

                            SCHEDULE OF INVESTMENTS
                         PRINCIPAL BALANCED FUND, INC.

                                OCTOBER 31, 2002

                                                             Shares
                                                              Held                  Value
----------------------------------------------------------------------------------------------------
COMMON STOCKS (61.18%)
ADVERTISING SERVICES (0.08%)
                                                                                 $
 R.H. Donnelley /1/                                               810                 19,594
 WPP Group                                                      1,653                 56,119
                                                                                      75,713
AEROSPACE & DEFENSE (0.02%)
 Esterline Technologies /1/                                       950                 17,243
AEROSPACE & DEFENSE EQUIPMENT (1.02%)
 BE Aerospace /1/                                               2,990                  9,149
 DRS Technologies /1/                                             610                 20,216
 Lockheed Martin                                                6,930                401,247
 Moog /1/                                                       1,100                 29,227
 United Technologies                                            7,752                478,066
                                                                                     937,905
AGRICULTURAL CHEMICALS (0.02%)
 Agrium                                                         1,680                 16,531
AGRICULTURAL OPERATIONS (0.03%)
 Delta & Pine Land                                              1,490                 28,563
AIRLINES (0.04%)
 Deutsche Lufthansa /1/                                         3,550                 40,957
APPAREL MANUFACTURERS (0.04%)
 Phillips-Van Heusen                                            1,500                 20,280
 Quiksilver /1/                                                   850                 20,409
                                                                                      40,689
APPLICATIONS SOFTWARE (1.33%)
 Citrix Systems /1/                                             1,900                 14,345
 Intuit /1/                                                     2,550                132,396
 Microsoft /1/                                                 18,250                975,827
 Siebel Systems /1/                                            14,240                107,085
                                                                                   1,229,653
AUDIO & VIDEO PRODUCTS (0.06%)
 Sony                                                           1,260                 54,482
AUTO-CARS & LIGHT TRUCKS (0.31%)
 Honda Motor                                                    6,711                121,335
 Nissan Motor                                                   8,520                130,356
 Peugeot                                                          820                 34,788
                                                                                     286,479
AUTO-MEDIUM & HEAVY DUTY TRUCKS (0.02%)
 Oshkosh Truck                                                    400                 22,780
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.05%)
 American Axle & Manufacturing
  Holdings /1/                                                    950                 22,515
 Tower Automotive /1/                                           4,280                 22,684
                                                                                      45,199
AUTO/TRUCK PARTS & EQUIPMENT-REPLACEMENT (0.02%)
 Aftermarket Technology /1/                                     1,490                 16,584
BEVERAGES-WINE & SPIRITS (0.13%)
 Allied Domecq                                                  2,700                 66,015
 Diageo                                                         1,166                 51,969
                                                                                     117,984
                                                             Shares
                                                              Held                  Value
----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.02%)
                                                                                 $
 ElkCorp                                                          990                 15,602
BUILDING PRODUCTS-AIR & HEATING (0.02%)
 Lennox International                                           1,260                 16,304
BUILDING PRODUCTS-WOOD (0.02%)
 Universal Forest Products                                      1,082                 19,335
BUILDING-HEAVY CONSTRUCTION (0.05%)
 Chicago Bridge & Iron                                          1,180                 31,978
 Granite Construction                                             840                 13,457
                                                                                      45,435
BUILDING-RESIDENTIAL & COMMERCIAL (0.33%)
 Dominion Homes /1/                                               820                 12,669
 Lennar                                                         4,960                273,643
 Ryland Group                                                     450                 18,720
                                                                                     305,032
CABLE TV (0.28%)
 Comcast /1/                                                   11,020                253,570
CASINO HOTELS (0.57%)
 Ameristar Casinos /1/                                          1,000                 12,999
 Aztar /1/                                                      1,240                 16,752
 Harrah's Entertainment /1/                                     2,700                113,400
 MGM Mirage                                                     4,820                149,902
 Park Place Entertainment /1/                                  32,480                235,480
                                                                                     528,533
CELLULAR TELECOMMUNICATIONS (0.17%)
 America Movil /1/                                              2,600                 34,944
 Vodafone Group                                                 7,443                118,493
                                                                                     153,437
CHEMICALS-DIVERSIFIED (0.85%)
 E.I. Du Pont de Nemours                                       14,071                580,429
 Georgia Gulf                                                     320                  6,960
 Hercules /1/                                                  10,220                 98,112
 Rohm & Haas                                                    2,920                 97,148
                                                                                     782,649
CHEMICALS-SPECIALTY (0.02%)
 Albemarle                                                        620                 17,434
CIRCUIT BOARDS (0.02%)
 Benchmark Electronics /1/                                        760                 16,918
COAL (0.03%)
 Arch Coal                                                      1,580                 27,429
COATINGS & PAINT (0.03%)
 RPM                                                            1,830                 27,560
COLLECTIBLES (0.03%)
 Action Performance /1/                                         1,110                 22,910
COMMERCIAL BANKS (2.10%)
 Allied Irish Banks                                             4,750                131,955
 Amsouth Bancorp                                               14,840                290,864
 Bank of Ireland                                                1,460                 64,970
 Commerce Bancshares                                            6,313                262,558
 First Midwest Bancorp                                            520                 14,451
                                                             Shares
                                                              Held                  Value
----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMMERCIAL BANKS (CONTINUED)
                                                                                 $
 First Tennessee National                                       8,640                320,371
 Fortis                                                         3,822                 69,871
 Gold Banc                                                      2,830                 27,847
 Greater Bay Bancorp                                            1,610                 24,536
 Independent Bank                                                 197                  4,295
 Kookmin Bank /1/                                               1,037                 33,547
 Local Financial /1/                                            1,570                 22,420
 North Fork Bancorp.                                            8,130                312,680
 Old National Bancorp                                             920                 21,896
 Sky Financial Group                                            1,220                 23,448
 South Financial Group                                            750                 16,237
 UnionBanCal                                                    6,860                292,922
                                                                                   1,934,868
COMMERCIAL SERVICE-FINANCE (1.51%)
 H&R Block                                                     17,510                777,094
 Paychex                                                       21,340                615,019
                                                                                   1,392,113
COMMERCIAL SERVICES (0.11%)
 Alliance Data Systems /1/                                      4,460                 75,820
 Central Parking                                                1,150                 26,714
                                                                                     102,534
COMMUNICATIONS EQUIPMENT (0.05%)
 Siemens                                                        1,050                 49,329
COMPUTER DATA SECURITY (0.01%)
 NetScreen Technologies /1/                                       550                  7,244
COMPUTER SERVICES (0.32%)
 Computer Sciences /1/                                          9,230                298,037
COMPUTERS (0.12%)
 Hewlett-Packard                                                7,038                111,200
COMPUTERS-MEMORY DEVICES (0.42%)
 EMC /1/                                                       22,510                115,026
 Veritas Software /1/                                          17,960                273,890
                                                                                     388,916
COMPUTERS-PERIPHERAL EQUIPMENT (0.00%)
 Electronics for Imaging /1/                                      213                  3,881
CONSULTING SERVICES (0.02%)
 Right Management Consultants /1/                               1,395                 18,386
CONSUMER PRODUCTS-MISCELLANEOUS (0.53%)
 American Greetings                                             5,070                 76,253
 Clorox                                                         6,830                306,872
 Fortune Brands                                                 1,670                 83,600
 Scotts /1/                                                       370                 17,612
                                                                                     484,337
CONTAINERS-METAL & GLASS (0.39%)
 Ball                                                           5,560                269,271
 Owens-Illinois /1/                                             7,710                 92,443
                                                                                     361,714
CONTAINERS-PAPER & PLASTIC (0.17%)
 Pactiv /1/                                                     5,840                115,866
                                                             Shares
                                                              Held                  Value
----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
CONTAINERS-PAPER & PLASTIC (CONTINUED)
                                                                                 $
 Sealed Air /1/                                                 2,850                 43,662
                                                                                     159,528
COSMETICS & TOILETRIES (1.16%)
 Gillette                                                      11,710                349,895
 Kimberly-Clark                                                 2,150                110,725
 Procter & Gamble                                               6,922                612,251
                                                                                   1,072,871
DATA PROCESSING & MANAGEMENT (0.73%)
 Acxiom /1/                                                    18,190                229,194
 Automatic Data Processing                                     10,370                441,036
                                                                                     670,230
DECISION SUPPORT SOFTWARE (0.08%)
 Cognos                                                         1,270                 25,171
 NetIQ /1/                                                      1,080                 15,239
 Precise Software Solutions /1/                                 2,520                 29,232
                                                                                      69,642
DIAGNOSTIC KITS (0.03%)
 Idexx Laboratories /1/                                           760                 26,220
DISTRIBUTION-WHOLESALE (0.02%)
 Aviall /1/                                                     1,550                 14,462
DIVERSIFIED FINANCIAL SERVICES (0.84%)
 Citigroup                                                     20,824                769,447
DIVERSIFIED MANUFACTURING OPERATIONS (1.16%)
 3M                                                             1,650                209,451
 A.O. Smith                                                     1,000                 21,960
 General Electric                                              32,760                827,190
 Harsco                                                           560                 14,364
                                                                                   1,072,965
DIVERSIFIED MINERALS (0.27%)
 Anglo American                                                 3,690                 46,531
 BHP Billiton                                                  14,665                143,167
 Cia Vale do Rio Doce /1/                                       1,170                 30,829
 WMC                                                            1,900                 31,445
                                                                                     251,972
DIVERSIFIED OPERATIONS (0.14%)
 Brascan                                                        5,390                105,698
 Walter Industries                                              2,034                 22,272
                                                                                     127,970
E-COMMERCE-SERVICES (0.18%)
 WebMD /1/                                                     26,880                169,613
ELECTRIC-INTEGRATED (2.19%)
 Black Hills                                                      690                 18,182
 CH Energy Group                                                  662                 33,001
 E.oN                                                           3,770                169,537
 Edison International /1/                                      32,890                330,544
 Entergy                                                        9,330                411,360
 Exelon                                                         9,740                490,896
 PPL                                                            7,640                264,420
 Progress Energy                                                4,220                176,058
 Scottish Power                                                 2,596                 56,645
                                                             Shares
                                                              Held                  Value
----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRIC-INTEGRATED (CONTINUED)
                                                                                 $
 TXU                                                            4,620                 66,297
                                                                                   2,016,940
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.26%)
 Flextronics International /1/                                  2,578                 21,552
 Koninklijke Philips Electronics                                7,566                133,918
 Kyocera                                                        1,100                 64,911
 OSI Systems /1/                                                1,040                 16,630
                                                                                     237,011
ELECTRONIC COMPONENTS-SEMICONDUCTOR (0.54%)
 Applied Micro Circuits /1/                                     2,493                  9,773
 Intel                                                         12,110                209,503
 LSI Logic /1/                                                 16,010                 94,459
 Omnivision Technologies /1/                                    1,200                 13,584
 Texas Instruments                                             10,670                169,226
                                                                                     496,545
ELECTRONICS-MILITARY (0.08%)
 L-3 Communications Holdings /1/                                1,600                 75,200
ENGINEERING-RESEARCH & DEVELOPMENT SERVICES (0.05%)
 EMCOR Group /1/                                                  420                 20,416
 URS /1/                                                        1,130                 21,425
                                                                                      41,841
ENGINES-INTERNAL COMBUSTION (0.03%)
 Briggs & Stratton                                                630                 24,224
ENTERPRISE SOFTWARE & SERVICE (0.22%)
 BEA Systems /1/                                               24,660                199,475
ENTERTAINMENT SOFTWARE (0.02%)
 Activision /1/                                                   860                 17,630
FIDUCIARY BANKS (0.44%)
 State Street                                                   9,820                406,253
FINANCE-INVESTMENT BANKER & BROKER (1.20%)
 Bear Stearns                                                   4,900                299,145
 Jefferies Group                                                  660                 27,489
 Merrill Lynch                                                 13,526                513,311
 Morgan Stanley Dean Witter                                     4,290                166,967
 Nomura Holdings                                                8,400                 97,860
                                                                                   1,104,772
FINANCE-MORTGAGE LOAN/BANKER (0.44%)
 Federal National Mortgage Association                          6,050                404,503
FINANCE-OTHER SERVICES (0.04%)
 Grupo Financiero BBVA Bancomer /1/                             2,100                 33,101
FOOD-CONFECTIONERY (0.34%)
 J.M. Smucker                                                     470                 17,207
 Wm. Wrigley Jr.                                                5,650                298,150
                                                                                     315,357
FOOD-MISCELLANEOUS/DIVERSIFIED (0.55%)
 American Italian Pasta /1/                                       390                 13,436
 Dole Food                                                      3,130                 91,959
 J & J Snack Foods /1/                                            510                 18,870
 Nestle                                                         4,095                219,495
 Ralcorp Holdings /1/                                             800                 18,088
                                                             Shares
                                                              Held                  Value
----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FOOD-MISCELLANEOUS/DIVERSIFIED (CONTINUED)
                                                                                 $
 Unilever                                                       2,314                148,119
                                                                                     509,967
FOOD-RETAIL (0.25%)
 Whole Foods Market /1/                                         2,300                107,304
 Winn-Dixie Stores                                              8,450                126,919
                                                                                     234,223
FOOD-WHOLESALE & DISTRIBUTION (1.17%)
 Supervalu                                                      3,700                 62,160
 Sysco                                                         31,960              1,012,493
                                                                                   1,074,653
GARDEN PRODUCTS (0.03%)
 Toro                                                             431                 27,524
GAS-DISTRIBUTION (0.13%)
 AGL Resources                                                  1,340                 31,490
 New Jersey Resources                                           1,010                 31,896
 ONEOK                                                            920                 17,425
 Peoples Energy                                                   600                 21,810
 Southern Union /1/                                             1,660                 20,484
                                                                                     123,105
GOLD MINING (0.03%)
 Barrick Gold                                                   1,900                 28,633
HOME FURNISHINGS (0.01%)
 Bassett Furniture Industries                                     426                  5,568
HOTELS & MOTELS (0.11%)
 Accor                                                          5,949                105,603
HUMAN RESOURCES (0.09%)
 Adecco                                                         8,757                 85,468
IDENTIFICATION SYSTEM-DEVELOPMENT (0.02%)
 Paxar /1/                                                      1,080                 15,574
IMPORT & EXPORT (0.06%)
 Mitsubishi                                                     4,300                 53,704
INDUSTRIAL GASES (0.04%)
 Airgas /1/                                                     2,140                 32,656
INSTRUMENTS-CONTROLS (0.17%)
 Johnson Controls                                               1,590                124,020
 Photon Dynamics /1/                                              880                 18,885
 Watts Industries                                               1,100                 18,117
                                                                                     161,022
INTERNET BROKERS (0.29%)
 E*trade Group /1/                                             59,500                267,750
INTERNET FINANCIAL SERVICES (0.03%)
 IndyMac Bancorp /1/                                            1,500                 27,960
INTERNET SECURITY (0.68%)
 CheckFree /1/                                                 17,070                277,900
 Internet Security Systems /1/                                  1,000                 18,460
 Symantec /1/                                                   8,340                333,600
                                                                                     629,960
                                                             Shares
                                                              Held                  Value
----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
INVESTMENT COMPANIES (0.02%)
                                                                                 $
 American Capital Strategies                                    1,090                 21,429
LIFE & HEALTH INSURANCE (0.03%)
 Scottish Annuity & Life Holdings                                 570                 10,083
 Stancorp Financial Group                                         370                 19,980
                                                                                      30,063
LOTTERY SERVICES (0.03%)
 Gtech Holdings /1/                                               910                 23,660
MACHINERY-CONSTRUCTION & MINING (0.01%)
 Terex /1/                                                        970                 11,310
MACHINERY-GENERAL INDUSTRY (0.05%)
 Albany International                                           2,040                 43,228
MACHINERY-MATERIAL HANDLING (0.01%)
 Nacco Industries                                                 300                 12,960
MEDICAL INSTRUMENTS (2.02%)
 Biomet                                                        18,760                552,670
 Medtronic                                                     26,720              1,197,056
 St. Jude Medical /1/                                           3,020                107,542
                                                                                   1,857,268
MEDICAL PRODUCTS (1.65%)
 Johnson & Johnson                                             25,900              1,521,625
MEDICAL STERILIZATION PRODUCT (0.12%)
 Steris /1/                                                     4,060                107,712
MEDICAL-BIOMEDICAL/GENE (0.02%)
 Enzon /1/                                                        710                 13,774
MEDICAL-DRUGS (2.43%)
 Aventis                                                        2,070                122,544
 Forest Laboratories /1/                                        1,090                106,809
 GlaxoSmithKline                                                2,928                110,356
 ICN Pharmaceuticals                                           10,240                 85,504
 Novartis                                                       2,564                 97,278
 Novo-Nordisk                                                     800                 22,088
 OSI Pharmaceuticals /1/                                          880                 15,242
 Pfizer                                                        50,450              1,602,796
 Salix Pharmaceuticals /1/                                      2,300                 18,860
 Schering                                                         640                 29,146
 Teva Pharmaceutical Industries                                   381                 29,501
                                                                                   2,240,124
MEDICAL-GENERIC DRUGS (0.11%)
 Mylan Laboratories                                             3,110                 97,872
MEDICAL-HMO (0.38%)
 Aetna                                                          2,680                108,004
 UnitedHealth Group                                             2,610                237,379
                                                                                     345,383
MEDICAL-HOSPITALS (0.54%)
 Curative Health Services /1/                                   1,530                 22,874
 Tenet Healthcare /1/                                          16,470                473,512
                                                                                     496,386
MEDICAL-OUTPATIENT & HOME MEDICAL CARE (0.03%)
 Select Medical /1/                                             1,850                 23,939
                                                             Shares
                                                              Held                  Value
----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL-WHOLESALE DRUG DISTRIBUTION (1.17%)
                                                                                 $
 Cardinal Health                                               15,580              1,078,292
METAL PROCESSORS & FABRICATION (0.08%)
 Quanex                                                           790                 28,076
 Worthington Industries                                         2,220                 41,825
                                                                                      69,901
METAL-DIVERSIFIED (0.07%)
 Hecla Mining /1/                                               4,260                 15,421
 Rio Tinto                                                        680                 49,511
                                                                                      64,932
MISCELLANEOUS INVESTING (0.95%)
 Annaly Mortgage Management                                    14,350                251,555
 Capital Automotive                                               770                 18,865
 CBL & Associates Properties                                      880                 32,525
 Chelsea Property Group                                           760                 24,738
 Developers Diversified Realty                                  1,110                 23,754
 Essex Property Trust                                             360                 17,086
 Home Properties of New York                                      530                 16,801
 Hospitality Properties Trust                                     420                 13,742
 Impac Mortgage Holdings                                        2,330                 25,350
 Keystone Property Trust                                          940                 15,576
 Macerich                                                         700                 19,915
 Mack-Cali Realty                                               9,390                271,277
 Manufactured Home Communities                                    680                 19,414
 Pan Pacific Retail Properties                                    880                 29,480
 Prentiss Properties Trust                                        720                 19,404
 PS Business Parks                                                780                 24,718
 Regency Centers                                                  720                 22,507
 SL Green Realty                                                  610                 17,800
 United Dominion Realty Trust                                     920                 13,276
                                                                                     877,783
MONEY CENTER BANKS (1.79%)
 ABN AMRO Holding                                               4,456                 64,835
 Bank of America                                               15,502              1,082,039
 Barclays                                                       4,302                120,800
 BNP Paribas                                                    6,100                121,603
 HSBC Holdings                                                  1,391                 77,479
 Royal Bank of Canada                                           2,800                 98,756
 UBS                                                            1,830                 86,596
                                                                                   1,652,108
MOTORCYCLE & MOTOR SCOOTER (0.57%)
 Harley-Davidson                                                9,980                521,954
MULTI-LINE INSURANCE (1.64%)
 Aegon                                                          1,300                 17,420
 Allstate                                                       2,730                108,599
 American International Group                                  11,360                710,568
 Cigna                                                          4,162                150,415
 MetLife                                                       10,230                244,292
 Old Republic International                                     9,480                282,599
                                                                                   1,513,893
MULTIMEDIA (1.28%)
 Belo                                                           7,850                181,335
 Gannett                                                        6,460                490,508
 McGraw-Hill                                                    4,720                304,440
 News                                                           5,185                120,447
                                                             Shares
                                                              Held                  Value
----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MULTIMEDIA (CONTINUED)
                                                                                 $
 Walt Disney                                                    4,710                 78,657
                                                                                   1,175,387
NETWORKING PRODUCTS (1.24%)
 Anixter International /1/                                        620                 14,303
 Black Box /1/                                                    510                 21,563
 Cisco Systems /1/                                             63,070                705,123
 Emulex /1/                                                    22,460                403,157
                                                                                   1,144,146
NON-FERROUS METALS (0.02%)
 RTI International Metals /1/                                   2,130                 22,046
NON-HAZARDOUS WASTE DISPOSAL (0.03%)
 Allied Waste Industries /1/                                    3,400                 27,710
OFFICE AUTOMATION & EQUIPMENT (0.67%)
 Canon                                                          4,203                154,502
 Global Imaging Systems /1/                                     1,130                 20,781
 Ikon Office Solutions                                         15,930                112,785
 Xerox /1/                                                     49,780                330,539
                                                                                     618,607
OIL COMPANY-EXPLORATION & PRODUCTION (0.69%)
 Apache                                                         5,440                294,086
 Canadian Natural Resources                                     1,700                 47,090
 Denbury Resources /1/                                          1,704                 19,852
 Encore Acquisition /1/                                         1,210                 19,808
 Evergreen Resources /1/                                          580                 23,855
 Houston Exploration /1/                                          480                 14,741
 Newfield Exploration /1/                                       5,050                176,699
 Talisman Energy                                                1,140                 41,861
                                                                                     637,992
OIL COMPANY-INTEGRATED (2.46%)
 ChevronTexaco                                                  1,727                116,797
 ConocoPhillips                                                 1,610                 78,085
 ENI                                                            1,445                 99,445
 Exxon Mobil                                                   41,196              1,386,657
 Occidental Petroleum                                          11,030                314,686
 Shell Transport & Trading                                      3,559                135,598
 TotalFinaElf                                                   1,995                135,700
                                                                                   2,266,968
OIL FIELD MACHINERY & EQUIPMENT (0.01%)
 Universal Compression Holdings /1/                               570                 11,058
OIL REFINING & MARKETING (0.09%)
 Statoil                                                       11,900                 86,275
OIL-FIELD SERVICES (0.07%)
 Hanover Compressor /1/                                           950                  9,966
 Key Energy Services /1/                                        2,160                 19,289
 Seacor Smit /1/                                                  450                 18,495
 Willbros Group /1/                                             2,240                 16,598
                                                                                      64,348
PAPER & RELATED PRODUCTS (0.16%)
 Louisiana-Pacific                                              2,700                 18,198
 Pope & Talbot                                                  2,120                 24,974
 Schweitzer-Mauduit International                               1,370                 33,962
 Stora Enso Oyj                                                 3,100                 32,085
                                                             Shares
                                                              Held                  Value
----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
PAPER & RELATED PRODUCTS (CONTINUED)
                                                                                 $
 UPM-Kymmene Oyj                                                1,098                 35,894
                                                                                     145,113
PIPELINES (0.04%)
 TransCanada PipeLines                                          2,610                 37,715
PRINTING-COMMERCIAL (0.01%)
 Banta                                                            400                 12,320
PROPERTY & CASUALTY INSURANCE (0.74%)
 Arch Capital Group /1/                                           910                 25,489
 Fidelity National Financial                                    9,770                295,054
 Progressive                                                    5,550                305,250
 Selective Insurance Group                                        780                 17,472
 Travelers Property Casualty /1/                                  393                  5,215
 Travelers Property Casualty /1/                                  799                 10,802
 W.R. Berkley                                                     570                 21,176
                                                                                     680,458
PUBLISHING-NEWSPAPERS (0.28%)
 Tribune                                                        5,310                255,145
PUBLISHING-PERIODICALS (0.07%)
 Wolters Kluwer                                                 3,420                 59,982
REGIONAL BANKS (3.55%)
 Bank One                                                      15,586                601,152
 Fifth Third Bancorp                                           14,640                929,640
 Union Planters                                                10,660                301,252
 US Bancorp                                                    29,769                627,828
 Wells Fargo                                                   16,116                813,374
                                                                                   3,273,246
REINSURANCE (0.09%)
 Converium Holding /1/                                          2,960                 59,259
 Platinum Underwriters Holdings /1/                             1,042                 26,154
                                                                                      85,413
RESPIRATORY PRODUCTS (0.02%)
 Respironics /1/                                                  570                 18,206
RETAIL-APPAREL & SHOE (0.08%)
 Brown Shoe                                                     1,480                 28,638
 Charlotte Russe Holding /1/                                    1,180                 14,573
 Shoe Carnival /1/                                                900                 11,682
 Urban Outfitters /1/                                             610                 14,652
                                                                                      69,545
RETAIL-ARTS & CRAFTS (0.28%)
 Michaels Stores /1/                                            5,830                262,117
RETAIL-AUTO PARTS (0.03%)
 CSK Auto /1/                                                   1,470                 18,228
 PEP Boys-Manny Moe & Jack                                      1,170                 13,572
                                                                                      31,800
RETAIL-AUTOMOBILE (0.02%)
 Sonic Automotive /1/                                           1,090                 17,168
RETAIL-BEDDING (1.12%)
 Bed Bath & Beyond /1/                                         29,000              1,028,340
                                                             Shares
                                                              Held                  Value
----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-BUILDING PRODUCTS (0.12%)
                                                                                 $
 Home Depot                                                     3,850                111,188
RETAIL-DISCOUNT (0.31%)
 ShopKo Stores                                                  1,024                 12,974
 Tuesday Morning /1/                                              820                 17,146
 Wal-Mart Stores                                                4,850                259,718
                                                                                     289,838
RETAIL-DRUG STORE (0.28%)
 Duane Reade /1/                                                1,070                 20,587
 Walgreen                                                       6,970                235,237
                                                                                     255,824
RETAIL-HOME FURNISHINGS (0.19%)
 Haverty Furniture                                              1,216                 15,613
 Pier 1 Imports                                                 8,690                163,807
                                                                                     179,420
RETAIL-JEWELRY (0.05%)
 Tiffany                                                        1,780                 46,600
RETAIL-MAIL ORDER (0.02%)
 J. Jill Group /1/                                                640                 13,798
RETAIL-MAJOR DEPARTMENT STORE (0.27%)
 Sears Roebuck                                                  9,380                246,319
RETAIL-MISCELLANEOUS/DIVERSIFIED (0.04%)
 Ito-Yokado                                                     1,200                 36,960
RETAIL-REGIONAL DEPARTMENT STORE (0.62%)
 Kohls /1/                                                      9,840                575,148
RETAIL-RESTAURANTS (0.35%)
 CBRL Group                                                     1,000                 23,430
 McDonald's                                                    14,329                259,498
 Rare Hospitality International /1/                             1,030                 27,481
 Red Robin Gourmet Burgers /1/                                  1,690                 15,666
                                                                                     326,075
RETAIL-SPORTING GOODS (0.02%)
 Sports Authority /1/                                           2,650                 15,741
RETAIL-VIDEO RENTAL (0.03%)
 Movie Gallery /1/                                              1,400                 25,466
SAVINGS & LOANS-THRIFTS (0.42%)
 Dime Community Bancshares                                        970                 20,370
 Flagstar Bancorp.                                              1,180                 22,715
 Greenpoint Financial                                           6,370                277,541
 Independence Community Bank                                    1,020                 26,183
 PennFed Financial Services                                       870                 22,794
 Webster Financial                                                500                 16,205
                                                                                     385,808
SCHOOLS (0.03%)
 Sylvan Learning Systems /1/                                    1,830                 27,944
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (1.24%)
 Linear Technology                                             20,390                563,580
 Maxim Integrated Products /1/                                 16,670                530,773
 O2Micro International /1/                                        545                  4,676
                                                             Shares
                                                              Held                  Value
----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (CONTINUED)
                                                                                 $
 United Microelectronics /1/                                   11,417                 47,380
                                                                                   1,146,409
SEMICONDUCTOR EQUIPMENT (0.37%)
 Applied Materials /1/                                         21,780                327,353
 Photronics /1/                                                 1,320                 16,025
                                                                                     343,378
STEEL-PRODUCERS (0.12%)
 POSCO                                                          3,040                 70,315
 Reliance Steel & Aluminum                                        770                 16,132
 Steel Dynamics /1/                                             1,630                 21,239
                                                                                     107,686
STEEL-SPECIALTY (0.03%)
 Gibraltar Steel                                                1,190                 24,431
TELECOMMUNICATION EQUIPMENT (0.26%)
 Nokia                                                          3,200                 53,184
 UTStarcom /1/                                                 10,830                184,976
                                                                                     238,160
TELECOMMUNICATION SERVICES (0.03%)
 SK Telecom                                                     1,300                 26,091
TELEPHONE-INTEGRATED (1.87%)
 Alltel                                                         4,990                248,053
 AT&T                                                          50,297                655,873
 Deutsche Telekom                                               2,550                 29,019
 KT                                                             2,771                 56,916
 Level 3 Communications /1/                                    25,950                123,496
 Royal KPN                                                      7,400                 45,880
 SBC Communications                                             3,011                 77,262
 Sprint                                                        17,413                216,270
 TDC                                                            3,150                 33,579
 Telecom Italia                                                 1,253                100,240
 Verizon Communications                                         3,576                135,030
                                                                                   1,721,618
THERAPEUTICS (0.03%)
 CV Therapeutics /1/                                              670                 16,080
 Guilford Pharmaceuticals /1/                                   3,000                 15,060
                                                                                      31,140
TOBACCO (0.24%)
 British American Tobacco                                       5,090                102,767
 Philip Morris                                                  2,499                101,834
 Universal                                                        590                 20,780
                                                                                     225,381
TOOLS-HAND HELD (0.13%)
 Black & Decker                                                 2,550                119,238
TRANSPORT-RAIL (0.86%)
 Genesee & Wyoming /1/                                            700                 15,330
 Kansas City Southern Industries /1/                              980                 13,720
 Norfolk Southern                                              15,290                308,858
 Union Pacific                                                  7,730                456,456
                                                                                     794,364
TRANSPORT-SERVICES (0.59%)
 FedEx                                                          8,690                462,221
                                                             Shares
                                                              Held                  Value
----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TRANSPORT-SERVICES (CONTINUED)
                                                                                 $
 TPG                                                            5,300                 85,171
                                                                                     547,392
TRANSPORT-TRUCK (0.05%)
 Covenant Transport /1/                                         1,200                 20,604
 SCS Transportation                                               450                  4,095
 Yellow                                                           900                 24,921
                                                                                      49,620
TRAVEL SERVICES (0.02%)
 Navigant International /1/                                     1,430                 16,345
WIRELESS EQUIPMENT (0.34%)
 Motorola                                                      33,855                310,450
                                                 TOTAL COMMON STOCKS              56,371,144

                                                           Principal
                                                             Amount                 Value
----------------------------------------------------------------------------------------------------
BONDS (18.07%)
AEROSPACE & DEFENSE EQUIPMENT (0.11%)
 Lockheed Martin
                                                           $                     $
  7.65%; 05/01/16                                              35,000                 43,123
 United Technologies
  6.10%; 05/15/12                                              50,000                 55,186
                                                                                      98,309
AIRLINES (0.31%)
 Northwest Airlines
  7.58%; 03/01/19                                              73,174                 65,022
 Southwest Airlines
  5.10%; 05/01/06                                             212,631                218,719
                                                                                     283,741
ASSET BACKED SECURITIES (0.10%)
 Chase Funding Mortgage Loan
  3.07%; 07/25/17                                              90,000                 90,464
AUTO-CARS & LIGHT TRUCKS (0.38%)
 DaimlerChrysler Holding
  7.13%; 04/10/03                                             225,000                228,374
  7.30%; 01/15/12                                              50,000                 54,132
 Ford Motor
  7.45%; 07/16/31                                              85,000                 64,941
                                                                                     347,447
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.12%)
 Delphi
  6.50%; 05/01/09                                              15,000                 15,282
 Lear
  7.96%; 05/15/05                                              35,000                 36,225
 TRW
  7.13%; 06/01/09                                              25,000                 26,464
 Visteon
  8.25%; 08/01/10                                              30,000                 31,039
                                                                                     109,010
                                                           Principal
                                                             Amount                 Value
----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
AUTOMOBILE SEQUENTIAL (0.23%)
 Ford Credit Auto Owner Trust
                                                           $                     $
  4.72%; 12/15/05                                             200,000                208,916
BEVERAGES-NON-ALCOHOLIC (0.12%)
 Coca-Cola Enterprises
  4.38%; 09/15/09                                              20,000                 20,062
  5.25%; 05/15/07                                              50,000                 53,764
 PepsiAmericas
  3.88%; 09/12/07                                              35,000                 35,148
                                                                                     108,974
BREWERY (0.10%)
 Anheuser-Busch
  4.38%; 01/15/13                                              35,000                 34,338
 Coors Brewing
  6.38%; 05/15/12                                              50,000                 55,320
                                                                                      89,658
BROADCASTING SERVICES & PROGRAMMING (0.02%)
 Grupo Televisa
  8.50%; 03/11/32                                              20,000                 17,100
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.14%)
 CRH America
  6.95%; 03/15/12                                              20,000                 22,082
 Masco
  6.00%; 05/03/04                                             100,000                104,397
                                                                                     126,479
BUILDING PRODUCTS-AIR & HEATING (0.09%)
 York International
  6.63%; 08/15/06                                              75,000                 81,879
BUILDING PRODUCTS-CEMENT & AGGREGATE (0.22%)
 Cemex Central Sa De Cv /2/
  8.63%; 07/18/03                                             200,000                207,000
BUILDING-RESIDENTIAL & COMMERCIAL (0.05%)
 DR Horton
  8.50%; 04/15/12                                              50,000                 49,125
CABLE TV (0.03%)
 COX Communications
  6.75%; 03/15/11                                              25,000                 25,219
CASINO HOTELS (0.05%)
 Mirage Resorts
  6.75%; 02/01/08                                              50,000                 50,030
CASINO SERVICES (0.04%)
 International Game Technology
  8.38%; 05/15/09                                              35,000                 38,325
CELLULAR TELECOMMUNICATIONS (0.12%)
 AT&T Wireless Services
  7.88%; 03/01/11                                              45,000                 39,150
 Telus
  7.50%; 06/01/07                                              30,000                 24,750
 Verizon Wireless /2/
  5.38%; 12/15/06                                              50,000                 49,368
                                                                                     113,268
                                                           Principal
                                                             Amount                 Value
----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
CHEMICALS-DIVERSIFIED (0.06%)
 Chevron Phillips Chemical
                                                           $                     $
  7.00%; 03/15/11                                              50,000                 54,583
COATINGS & PAINT (0.03%)
 Valspar
  6.00%; 05/01/07                                              25,000                 26,624
COMMERCIAL BANKS (0.08%)
 KeyBank
  5.70%; 08/15/12                                              20,000                 20,888
 Union Planters Bank
  5.13%; 06/15/07                                              50,000                 51,589
                                                                                      72,477
COMPUTER SERVICES (0.04%)
 Unisys
  8.13%; 06/01/06                                              35,000                 35,700
COMPUTERS (0.04%)
 International Business Machines
  4.25%; 09/15/09                                              35,000                 34,729
COMPUTERS-INTEGRATED SYSTEMS (0.02%)
 NCR /2/
  7.13%; 06/15/09                                              15,000                 16,032
CREDIT CARD ASSET BACKED SECURITIES (1.72%)
 American Express Credit Account      Master Trust
  5.53%; 10/15/08                                             500,000                542,700
 Discover Card Master Trust I
  5.60%; 05/16/06                                           1,000,000              1,039,920
                                                                                   1,582,620
DIVERSIFIED FINANCIAL SERVICES (0.39%)
 Citigroup
  6.00%; 02/21/12                                              45,000                 48,208
  6.63%; 06/15/32                                              50,000                 50,944
 General Electric Capital
  6.75%; 03/15/32                                             100,000                104,734
 John Deere Capital
  7.00%; 03/15/12                                              90,000                102,247
 Textron Financial
  5.88%; 06/01/07                                              50,000                 51,221
                                                                                     357,354
DIVERSIFIED OPERATIONS (0.06%)
 Rio Tinto Finance
  5.75%; 07/03/06                                              50,000                 54,579
ELECTRIC-GENERATION (0.13%)
 Allegheny Energy Supply /2/
  8.25%; 04/15/12                                              13,000                  6,890
 Reliant Energy Finance /2/
  7.40%; 11/15/02                                             115,000                114,194
                                                                                     121,084
ELECTRIC-INTEGRATED (0.90%)
 Arizona Public Service
  6.50%; 03/01/12                                              50,000                 51,532
 Consumers Energy
  6.00%; 03/15/05                                              35,000                 33,592
                                                           Principal
                                                             Amount                 Value
----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
ELECTRIC-INTEGRATED (CONTINUED)
 Duke Energy
                                                           $                     $
  6.25%; 01/15/12                                              50,000                 52,116
 Exelon
  6.75%; 05/01/11                                              30,000                 31,988
 GPU
  7.70%; 12/01/05                                             100,000                105,588
 Indianapolis Power & Light
  7.38%; 08/01/07                                              15,000                 15,070
 MidAmerican Energy Holdings
  6.75%; 12/30/31                                              50,000                 49,962
 Niagara Mohawk Power
  5.38%; 10/01/04                                              50,000                 51,974
 Oncor Electric Delivery /2/
  6.38%; 05/01/12                                             100,000                101,742
 PG&E National Energy Group
  10.38%; 05/16/11                                             50,000                 10,500
 Progress Energy
  6.55%; 03/01/04                                             225,000                229,752
 PSEG Power /2/
  6.95%; 06/01/12                                              30,000                 26,100
 Southwestern Electric Power
  4.50%; 07/01/05                                              50,000                 48,192
 Teco Energy
  6.13%; 05/01/07                                              30,000                 25,651
                                                                                     833,759
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.02%)
 Flextronics International
  9.88%; 07/01/10                                              15,000                 15,600
FEDERAL & FEDERALLY SPONSORED CREDIT (0.07%)
 Housing Urban Development
  2.99%; 08/01/05                                              60,000                 60,894
FINANCE-AUTO LOANS (0.36%)
 Ford Motor Credit
  6.88%; 02/01/06                                             175,000                161,341
 General Motors Acceptance
  6.88%; 09/15/11                                              95,000                 86,562
  7.00%; 02/01/12                                              50,000                 46,081
  8.00%; 11/01/31                                              40,000                 35,715
                                                                                     329,699
FINANCE-COMMERCIAL (0.03%)
 CIT Group
  7.75%; 04/02/12                                              30,000                 30,667
FINANCE-CONSUMER LOANS (0.21%)
 American General Finance
  5.38%; 09/01/09                                              35,000                 35,639
 Household Finance
  5.75%; 01/30/07                                             150,000                133,417
  7.63%; 05/17/32                                              30,000                 25,015
                                                                                     194,071
FINANCE-INVESTMENT BANKER & BROKER (0.33%)
 Banque Paribas
  6.88%; 03/01/09                                             100,000                111,295
 Goldman Sachs Group
  6.60%; 01/15/12                                              50,000                 54,342
                                                           Principal
                                                             Amount                 Value
----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
FINANCE-INVESTMENT BANKER & BROKER (CONTINUED)
 Lehman Brothers Holdings
                                                           $                     $
  6.63%; 01/18/12                                             100,000                108,523
 Morgan Stanley Dean Witter /3/
  0.64%; 04/01/34                                           1,284,924                 34,247
                                                                                     308,407
FINANCE-LEASING COMPANY (0.03%)
 Case Credit
  6.13%; 02/15/03                                              25,000                 24,442
FINANCE-MORTGAGE LOAN/BANKER (2.75%)
 Countrywide Home Loans
  5.25%; 06/15/04                                             100,000                103,072
 Federal Home Loan Bank System
  5.75%; 05/15/12                                             100,000                109,669
 Federal Home Loan Mortgage
  6.00%; 05/25/12                                             290,000                303,414
  6.75%; 03/15/31                                             381,000                439,280
 Federal National Mortgage Association
  3.70%; 11/01/07                                             230,000                234,611
  3.75%; 07/29/05                                             175,000                178,937
  4.32%; 07/26/07                                              90,000                 94,253
  5.00%; 01/20/07                                              90,000                 93,542
  5.00%; 03/12/07                                             300,000                303,769
  5.25%; 08/01/12                                              75,000                 76,919
  5.50%; 03/15/11                                             375,000                405,511
  6.00%; 05/15/11                                              50,000                 55,710
  6.25%; 07/19/11                                             125,000                132,096
                                                                                   2,530,783
FINANCE-OTHER SERVICES (0.40%)
 Mellon Funding
  4.88%; 06/15/07                                              40,000                 42,124
 Newcourt Credit Group
  6.88%; 02/16/05                                              65,000                 65,462
 Pemex Master Trust /2/
  7.88%; 02/01/09                                             150,000                154,687
 Verizon Global Funding
  7.75%; 12/01/30                                             100,000                107,152
                                                                                     369,425
FOOD-FLOUR & GRAIN (0.02%)
 Archer-Daniels-Midland
  5.88%; 10/01/32                                              15,000                 14,339
FOOD-MISCELLANEOUS/DIVERSIFIED (0.16%)
 Corn Products International
  8.45%; 08/15/09                                              25,000                 24,030
 General Mills
  6.00%; 02/15/12                                              50,000                 53,556
 Kraft Foods
  6.25%; 06/01/12                                              60,000                 66,563
                                                                                     144,149
FOOD-RETAIL (0.10%)
 Kroger
  7.50%; 04/01/31                                              40,000                 42,968
 Safeway
  5.80%; 08/15/12                                              45,000                 47,115
                                                                                      90,083
                                                           Principal
                                                             Amount                 Value
----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
HOME EQUITY SEQUENTIAL (0.09%)
 Residential Asset Securities
                                                           $                     $
  4.59%; 10/25/26                                              80,000                 82,480
INDUSTRIAL GASES (0.07%)
 Praxair
  4.75%; 07/15/07                                              50,000                 52,627
  6.50%; 03/01/08                                              10,000                 11,243
                                                                                      63,870
LIFE & HEALTH INSURANCE (0.08%)
 Lincoln National
  5.25%; 06/15/07                                              75,000                 75,930
MACHINERY-ELECTRICAL (0.02%)
 Emerson Electric
  4.63%; 10/15/12                                               5,000                  4,889
  6.00%; 08/15/32                                              10,000                  9,795
                                                                                      14,684
MEDICAL-HMO (0.05%)
 Anthem
  4.88%; 08/01/05                                              50,000                 51,212
MEDICAL-HOSPITALS (0.11%)
 HCA
  6.95%; 05/01/12                                              50,000                 50,657
 Tenet Healthcare
  6.50%; 06/01/12                                              55,000                 54,381
                                                                                     105,038
METAL-ALUMINUM (0.04%)
 Alcoa
  4.25%; 08/15/07                                              35,000                 36,097
METAL-DIVERSIFIED (0.07%)
 Falconbridge
  7.35%; 06/05/12                                              15,000                 15,464
 Noranda
  7.25%; 07/15/12                                              50,000                 48,139
                                                                                      63,603
MISCELLANEOUS INVESTING (0.09%)
 Camden Property Trust
  5.88%; 06/01/07                                               5,000                  5,256
 New Plan Excel Realty Trust
  5.88%; 06/15/07                                              25,000                 26,056
 United Dominion Realty Trust
  6.50%; 06/15/09                                              50,000                 52,151
                                                                                      83,463
MONEY CENTER BANKS (0.28%)
 Bank of America
  4.88%; 09/15/12                                             175,000                174,030
 JP Morgan Chase
  5.35%; 03/01/07                                              45,000                 47,369
 Royal Bank of Scotland Group
  5.00%; 10/01/14                                              40,000                 38,862
                                                                                     260,261
MORTGAGE BACKED SECURITIES (1.92%)
 Banc of America Commercial Mortgage /2/ /3 /
  0.30%; 07/11/43                                           1,020,044                 35,499
                                                           Principal
                                                             Amount                 Value
----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
MORTGAGE BACKED SECURITIES (CONTINUED)
 DLJ Commercial Mortgage
                                                           $                     $
  6.59%; 02/15/08                                             700,000                782,209
 JP Morgan Chase Commercial Mortgage Securities /2/
  /3/
  0.35%; 05/12/34                                           1,141,759                 41,311
 LB-UBS Commercial Mortgage Trust /2/ /3/
  0.65%; 03/15/34                                             708,201                 23,952
 Morgan Stanley Capital I
  6.81%; 12/15/31                                             750,000                844,996
 Morgan Stanley Dean Witter Capital I /2/ /3/
  0.31%; 12/15/35                                           1,378,655                 42,790
                                                                                   1,770,757
MULTIMEDIA (0.40%)
 AOL Time Warner
  6.15%; 05/01/07                                             100,000                 98,911
  7.63%; 04/15/31                                              50,000                 45,307
 Gannett
  4.95%; 04/01/05                                              75,000                 79,169
  6.38%; 04/01/12                                              10,000                 11,212
 Viacom
  6.63%; 05/15/11                                              50,000                 55,255
 Walt Disney
  6.38%; 03/01/12                                              75,000                 80,502
                                                                                     370,356
NON-HAZARDOUS WASTE DISPOSAL (0.07%)
 Allied Waste
  8.50%; 12/01/08                                              65,000                 63,375
OIL & GAS DRILLING (0.13%)
 Nabors Holdings /2/
  4.88%; 08/15/09                                              45,000                 45,970
 Northern Natural Gas /2/
  6.88%; 05/01/05                                              45,000                 47,362
 Transocean
  6.63%; 04/15/11                                              25,000                 26,429
                                                                                     119,761
OIL COMPANY-EXPLORATION & PRODUCTION (0.38%)
 Anadarko Petroleum
  5.38%; 03/01/07                                              85,000                 90,739
 Canadian Natural Resources
  7.20%; 01/15/32                                              25,000                 26,911
 Devon Energy
  7.95%; 04/15/32                                              30,000                 34,791
 Kerr-McGee
  5.88%; 09/15/06                                             100,000                107,924
 Nexen
  7.88%; 03/15/32                                              25,000                 25,197
 Union Oil Company of California
  5.05%; 10/01/12                                              15,000                 14,636
 XTO Energy
  7.50%; 04/15/12                                              45,000                 47,700
                                                                                     347,898
OIL COMPANY-INTEGRATED (0.23%)
 Amerada Hess
  6.65%; 08/15/11                                               5,000                  5,465
  7.13%; 03/15/33                                              35,000                 36,082
                                                           Principal
                                                             Amount                 Value
----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
OIL COMPANY-INTEGRATED (CONTINUED)
 ConocoPhillips /2/
                                                           $                     $
  4.75%; 10/15/12                                              70,000                 68,962
 Marathon Oil
  6.80%; 03/15/32                                              50,000                 49,868
 PanCanadian Energy
  7.20%; 11/01/31                                              50,000                 54,855
                                                                                     215,232
OIL REFINING & MARKETING (0.08%)
 Valero Energy
  6.88%; 04/15/12                                              75,000                 72,317
OIL-FIELD SERVICES (0.01%)
 Hanover Equipment Trust /2/
  8.50%; 09/01/08                                              15,000                 14,250
PAPER & RELATED PRODUCTS (0.26%)
 Abitibi-Consolidated
  6.95%; 12/15/06                                              50,000                 50,202
 Domtar
  7.88%; 10/15/11                                              25,000                 28,189
 International Paper
  6.75%; 09/01/11                                              25,000                 27,378
 Norske Skogindustrier /2/
  7.63%; 10/15/11                                              50,000                 53,237
 Sappi Papier Holding /2/
  6.75%; 06/15/12                                              20,000                 21,502
 Weyerhaeuser
  6.13%; 03/15/07                                              60,000                 63,257
                                                                                     243,765
PIPELINES (0.15%)
 Kinder Morgan Energy Partners
  6.75%; 03/15/11                                              30,000                 31,742
 Plains All American Pipeline /2/
  7.75%; 10/15/12                                               5,000                  5,100
 Tennessee Gas Pipeline
  8.38%; 06/15/32                                              50,000                 47,500
 Texas Eastern Transmission
  5.25%; 07/15/07                                              50,000                 51,824
                                                                                     136,166
POULTRY (0.14%)
 Tyson Foods
  6.63%; 10/01/04                                             125,000                132,091
PROPERTY & CASUALTY INSURANCE (0.11%)
 ACE
  6.00%; 04/01/07                                              75,000                 78,676
 St. Paul
  5.75%; 03/15/07                                              25,000                 25,684
                                                                                     104,360
REAL ESTATE OPERATOR & DEVELOPER (0.10%)
 EOP Operating
  7.00%; 07/15/11                                              50,000                 53,268
 First Industrial
  6.88%; 04/15/12                                              40,000                 42,313
                                                                                      95,581
                                                           Principal
                                                             Amount                 Value
----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
REGIONAL AUTHORITY (0.39%)
 Financement Quebec
                                                           $                     $
  5.00%; 10/25/12                                             185,000                188,313
 Province of Nova Scotia
  5.75%; 02/27/12                                             100,000                108,057
 Province of Ontario
  5.13%; 07/17/12                                              35,000                 36,556
 Region of Lombardy
  5.80%; 10/25/32                                              30,000                 30,337
                                                                                     363,263
REGIONAL BANKS (0.69%)
 KeyCorp
  4.63%; 05/16/05                                             100,000                103,777
 Korea Development Bank
  7.13%; 04/22/04                                             200,000                213,421
 PNC Funding
  5.75%; 08/01/06                                             100,000                104,967
 Wachovia
  5.63%; 12/15/08                                             100,000                105,859
 Wells Fargo
  5.13%; 02/15/07                                             100,000                106,896
                                                                                     634,920
RESEARCH & DEVELOPMENT (0.05%)
 Science Applications International /2/
  7.13%; 07/01/32                                              50,000                 49,536
RETAIL-DISCOUNT (0.10%)
 Target
  5.38%; 06/15/09                                              50,000                 53,023
  5.88%; 03/01/12                                               5,000                  5,357
 Wal-Mart Stores
  4.38%; 07/12/07                                              35,000                 36,527
                                                                                      94,907
RETAIL-DRUG STORE (0.05%)
 CVS /2/
  7.77%; 01/10/12                                              38,981                 43,679
RETAIL-MAJOR DEPARTMENT STORE (0.02%)
 Sears Roebuck Acceptance
  7.00%; 06/01/32                                              17,500                 14,593
RETAIL-REGIONAL DEPARTMENT STORE (0.03%)
 Federated Department Stores
  7.00%; 02/15/28                                              25,000                 24,996
RETAIL-RESTAURANTS (0.06%)
 Yum! Brands
  7.70%; 07/01/12                                              50,000                 51,750
SOVEREIGN (0.30%)
 Finland Government
  4.75%; 03/06/07                                              50,000                 54,106
 Italy Government
  5.63%; 06/15/12                                              50,000                 54,543
 Mexico Government
  8.38%; 01/14/11                                             125,000                134,688
                                                           Principal
                                                             Amount                 Value
----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
SOVEREIGN (CONTINUED)
 Poland Government
                                                           $                     $
  6.25%; 07/03/12                                              30,000                 32,550
                                                                                     275,887
SUPRANATIONAL BANK (0.16%)
 Corp Andina de Fomento
  6.75%; 03/15/05                                              40,000                 41,764
  6.88%; 03/15/12                                              50,000                 50,045
 European Investment Bank
  4.63%; 03/01/07                                              50,000                 52,888
                                                                                     144,697
TELECOMMUNICATION SERVICES (0.11%)
 Citizens Communications
  6.38%; 08/15/04                                             100,000                100,000
TELEPHONE-INTEGRATED (0.72%)
 Alltel
  7.00%; 07/01/12                                              40,000                 45,051
  7.88%; 07/01/32                                               5,000                  5,716
 AT&T
  6.00%; 03/15/09                                              70,000                 66,850
  6.50%; 11/15/06                                              25,000                 25,000
 BellSouth
  6.88%; 10/15/31                                              25,000                 26,884
 British Telecommunications
  7.88%; 12/15/05                                             150,000                167,380
 France Telecom
  9.25%; 03/01/11                                              35,000                 38,616
 SBC Communications
  5.88%; 08/15/12                                              65,000                 69,082
 Sprint Capital
  6.00%; 01/15/07                                              40,000                 32,281
  6.90%; 05/01/19                                              45,000                 30,214
 Telefonica Europe
  7.75%; 09/15/10                                              50,000                 56,074
 Telefonos de Mexico
  8.25%; 01/26/06                                             100,000                105,375
                                                                                     668,523
TEXTILE-HOME FURNISHINGS (0.03%)
 Mohawk Industries
  6.50%; 04/15/07                                              30,000                 32,796
TOOLS-HAND HELD (0.02%)
 Stanley Works /2/
  4.90%; 11/01/12                                              20,000                 19,984
TRANSPORT-RAIL (0.28%)
 Burlington Northern Santa Fe
  7.95%; 08/15/30                                              30,000                 35,776
 CSX
  6.25%; 10/15/08                                              65,000                 70,409
 Kansas City Southern
  7.50%; 06/15/09                                              20,000                 20,700
 Union Pacific
  5.75%; 10/15/07                                             120,000                129,613
                                                                                     256,498
                                                         TOTAL BONDS              16,645,620
                                                           Principal
     Type           Rate             Maturity                Amount                 Value
----------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) CERTIFICATES (6.02%)
                                                           $                     $
FHLMC           5.50%         11/01/32                        625,000                632,031
FHLMC           6.00%         01/01/29                        669,266                691,418
FHLMC           6.50%         12/01/20 - 07/01/31           1,870,108              1,940,876
FHLMC           7.00%         12/01/27 - 09/01/31             857,205                896,380
FHLMC           7.50%         10/01/30 - 01/01/31             652,064                688,963
FHLMC           8.00%         12/01/30 - 02/01/31             656,916                701,282
                                            TOTAL FHLMC CERTIFICATES               5,550,950

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) CERTIFICATES (5.03%)
FNMA            5.50%         06/01/31                        295,195                298,641
FNMA            6.00%         06/01/06 - 03/01/32           1,569,382              1,644,247
FNMA            6.50%         01/01/04 - 10/01/31           1,707,378              1,779,488
FNMA            7.00%         02/01/32                        422,268                441,138
FNMA            7.25%         01/15/10 - 05/15/30             390,000                471,430
                                             TOTAL FNMA CERTIFICATES               4,634,944

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) CERTIFICATES (3.13%)
GNMA I          6.00%         06/15/32                        240,459                249,143
GNMA I          6.50%         05/15/32                        597,367                622,675
GNMA I          7.00%         10/15/29 - 02/15/32           1,159,889              1,218,769
GNMA II         6.00%         06/20/26 - 06/20/27             762,176                790,204
                                             TOTAL GNMA CERTIFICATES               2,880,791

                                                           Principal
                                                             Amount                 Value
----------------------------------------------------------------------------------------------------
TREASURY BONDS (4.83%)
 U.S. Treasury                                             10,000,000
                                                           $                     $
  3.50%; 11/15/06                                             500,000                518,552
  4.75%; 11/15/08                                             350,000                380,160
  4.88%; 02/15/12                                             230,000                247,999
  5.00%; 08/15/11                                             150,000                163,392
  5.38%; 02/15/31                                             175,000                184,714
  5.63%; 05/15/08                                             300,000                339,502
  5.75%; 11/15/05                                             350,000                387,037
  6.13%; 08/15/07                                             175,000                201,238
  6.25%; 05/15/30                                             390,000                452,994
  7.13%; 02/15/23                                             240,000                302,494
  7.50%; 11/15/16                                             340,000                438,308
  8.00%; 11/15/21                                             285,000                389,248
 U.S. Treasury Strip /1/                                   10,000,000
  0.00%; 02/15/15                                             800,000                446,086
                                                TOTAL TREASURY BONDS               4,451,724

                                                           Principal
                                                             Amount                 Value
----------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (2.36%)
INVESTMENT COMPANIES (2.36%)
 Investment in Joint Trading Account;       Exxon
  Asset Management
                                                           $                     $
  1.82%; 11/01/02                                           2,178,209              2,178,209
                                              TOTAL COMMERCIAL PAPER               2,178,209
                                                                                 -----------

                               TOTAL PORTFOLIO INVESTMENTS (100.62%)              92,713,382
LIABILITIES, NET OF CASH, RECEIVABLES AND OTHER ASSETS (-0.62%)                     (572,699)
                                          TOTAL NET ASSETS (100.00%)             $92,140,683
                                                                                 --------------


1    Non-income producing security.
2 Restricted Security - The fund held securities, which may require registration under the Securities Act of 1933, or an exemption therefrom, in order to effect their sale in the ordinary course of business. At the end of the period, restricted securities totaled $1,189,147 or 1.29% of net assets.
3    Variable rate.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                       PRINCIPAL CAPITAL VALUE FUND, INC.

                                OCTOBER 31, 2002

                                                     Shares
                                                      Held                   Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (98.68%)
AEROSPACE & DEFENSE EQUIPMENT (3.32%)
                                                                         $
 Lockheed Martin                                       94,320               5,461,128
 United Technologies                                  105,540               6,508,652
                                                                           11,969,780
APPLICATIONS SOFTWARE (0.50%)
 Intuit /1/                                            34,800               1,806,816
BUILDING-RESIDENTIAL & COMMERCIAL (1.04%)
 Lennar                                                67,590               3,728,940
CASINO HOTELS (1.88%)
 Harrah's Entertainment /1/                            36,710               1,541,820
 MGM Mirage                                            65,640               2,041,404
 Park Place Entertainment /1/                         442,310               3,206,748
                                                                            6,789,972
CHEMICALS-DIVERSIFIED (2.85%)
 E.I. Du Pont de Nemours                              191,600               7,903,500
 Hercules /1/                                         110,100               1,056,960
 Rohm & Haas                                           39,780               1,323,481
                                                                           10,283,941
COMMERCIAL BANKS (5.59%)
 Amsouth Bancorp.                                     202,040               3,959,984
 Commerce Bancshares                                   86,000               3,576,740
 First Tennessee National                             117,660               4,362,833
 North Fork Bancorp.                                  110,660               4,255,983
 UnionBanCal                                           93,470               3,991,169
                                                                           20,146,709
COMMERCIAL SERVICE-FINANCE (0.46%)
 H&R Block                                             37,090               1,646,054
COMMERCIAL SERVICES (0.29%)
 Alliance Data Systems /1/                             60,800               1,033,600
COMPUTER SERVICES (1.13%)
 Computer Sciences /1/                                125,740               4,060,145
COMPUTERS (0.42%)
 Hewlett-Packard                                       95,810               1,513,798
COMPUTERS-MEMORY DEVICES (0.44%)
 EMC /1/                                              306,600               1,566,726
CONSUMER PRODUCTS-MISCELLANEOUS (1.76%)
 American Greetings                                    69,070               1,038,813
 Clorox                                                93,020               4,179,388
 Fortune Brands                                        22,700               1,136,362
                                                                            6,354,563
CONTAINERS-METAL & GLASS (1.30%)
 Ball                                                  75,710               3,666,636
 Owens-Illinois /1/                                    83,680               1,003,323
                                                                            4,669,959
CONTAINERS-PAPER & PLASTIC (0.60%)
 Pactiv /1/                                            79,500               1,577,280
 Sealed Air /1/                                        38,770                 593,956
                                                                            2,171,236
COSMETICS & TOILETRIES (4.06%)
 Gillette                                             159,480               4,765,262
 Kimberly-Clark                                        29,250               1,506,375
                                                     Shares
                                                      Held                   Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COSMETICS & TOILETRIES (CONTINUED)
                                                                         $
 Procter & Gamble                                      94,270               8,338,182
                                                                           14,609,819
DATA PROCESSING & MANAGEMENT (0.87%)
 Acxiom /1/                                           247,690               3,120,894
DIVERSIFIED FINANCIAL SERVICES (1.65%)
 Citigroup                                            161,056               5,951,019
DIVERSIFIED MANUFACTURING OPERATIONS (0.79%)
 3M                                                    22,460               2,851,072
E-COMMERCE-SERVICES (0.64%)
 WebMD /1/                                            366,080               2,309,965
ELECTRIC-INTEGRATED (6.58%)
 Edison International /1/                             447,890               4,501,294
 Entergy                                              127,130               5,605,162
 Exelon                                               132,600               6,683,040
 PPL                                                  104,080               3,602,209
 Progress Energy                                       57,510               2,399,317
 TXU                                                   62,900                 902,615
                                                                           23,693,637
ELECTRONIC COMPONENTS-SEMICONDUCTOR (0.36%)
 LSI Logic /1/                                        218,100               1,286,790
ELECTRONICS-MILITARY (0.28%)
 L-3 Communications Holdings /1/                       21,800               1,024,600
FINANCE-INVESTMENT BANKER & BROKER (3.07%)
 Bear Stearns                                          66,670               4,070,203
 Merrill Lynch                                        184,260               6,992,667
                                                                           11,062,870
FOOD-MISCELLANEOUS/DIVERSIFIED (0.35%)
 Dole Food                                             42,560               1,250,413
FOOD-RETAIL (0.48%)
 Winn-Dixie Stores                                    115,100               1,728,802
FOOD-WHOLESALE & DISTRIBUTION (0.23%)
 Supervalu                                             50,370                 846,216
INSTRUMENTS-CONTROLS (0.47%)
 Johnson Controls                                      21,630               1,687,140
INTERNET BROKERS (1.01%)
 E*trade Group /1/                                    810,350               3,646,575
INTERNET SECURITY (1.05%)
 CheckFree /1/                                        232,500               3,785,100
MEDICAL STERILIZATION PRODUCT (0.41%)
 Steris /1/                                            55,270               1,466,313
MEDICAL-DRUGS (0.32%)
 ICN Pharmaceuticals                                  139,400               1,163,990
MEDICAL-GENERIC DRUGS (0.37%)
 Mylan Laboratories                                    42,390               1,334,013
MEDICAL-HMO (0.41%)
 Aetna                                                 36,530               1,472,159
                                                     Shares
                                                      Held                   Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MISCELLANEOUS INVESTING (1.98%)
                                                                         $
 Annaly Mortgage Management                           195,460               3,426,414
 Mack-Cali Realty                                     127,850               3,693,586
                                                                            7,120,000
MONEY CENTER BANKS (4.09%)
 Bank of America                                      211,130              14,736,874
MULTI-LINE INSURANCE (2.97%)
 Allstate                                              37,130               1,477,031
 Cigna                                                 56,660               2,047,693
 MetLife                                              139,340               3,327,439
 Old Republic International                           129,170               3,850,558
                                                                           10,702,721
MULTIMEDIA (3.99%)
 Belo                                                 106,980               2,471,238
 Gannett                                               87,930               6,676,525
 McGraw-Hill                                           64,220               4,142,190
 Walt Disney                                           64,090               1,070,303
                                                                           14,360,256
NETWORKING PRODUCTS (1.52%)
 Emulex /1/                                           305,940               5,491,623
OFFICE AUTOMATION & EQUIPMENT (1.68%)
 Ikon Office Solutions                                217,020               1,536,501
 Xerox /1/                                            677,970               4,501,721
                                                                            6,038,222
OIL COMPANY-EXPLORATION & PRODUCTION (1.78%)
 Apache                                                74,140               4,008,008
 Newfield Exploration /1/                              68,820               2,408,012
                                                                            6,416,020
OIL COMPANY-INTEGRATED (7.17%)
 ChevronTexaco                                         23,490               1,588,629
 ConocoPhillips                                        21,970               1,065,545
 Exxon Mobil                                          561,040              18,884,606
 Occidental Petroleum                                 150,270               4,287,203
                                                                           25,825,983
PROPERTY & CASUALTY INSURANCE (2.27%)
 Fidelity National Financial                          133,010               4,016,902
 Progressive                                           75,620               4,159,100
                                                                            8,176,002
PUBLISHING-NEWSPAPERS (0.96%)
 Tribune                                               72,260               3,472,093
REGIONAL BANKS (8.86%)
 Bank One                                             212,240               8,186,097
 Union Planters                                       145,150               4,101,939
 US Bancorp                                           405,430               8,550,519
 Wells Fargo                                          219,430              11,074,632
                                                                           31,913,187
RETAIL-HOME FURNISHINGS (0.62%)
 Pier 1 Imports                                       118,350               2,230,898
RETAIL-MAJOR DEPARTMENT STORE (0.93%)
 Sears Roebuck                                        127,740               3,354,452
                                                     Shares
                                                      Held                   Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-RESTAURANTS (0.98%)
                                                                         $
 McDonald's                                           195,190               3,534,891
SAVINGS & LOANS-THRIFTS (1.05%)
 Greenpoint Financial                                  86,780               3,781,005
TELECOMMUNICATION EQUIPMENT (0.70%)
 UTStarcom /1/                                        147,560               2,520,325
TELEPHONE-INTEGRATED (5.50%)
 Alltel                                                67,960               3,378,291
 AT&T                                                 685,070               8,933,313
 Level 3 Communications /1/                           353,400               1,681,831
 SBC Communications                                    40,970               1,051,290
 Sprint                                               237,180               2,945,776
 Verizon Communications                                48,682               1,838,232
                                                                           19,828,733
TOBACCO (0.39%)
 Philip Morris                                         34,060               1,387,945
TOOLS-HAND HELD (0.45%)
 Black & Decker                                        34,770               1,625,845
TRANSPORT-RAIL (2.89%)
 Norfolk Southern                                     208,210               4,205,842
 Union Pacific                                        105,320               6,219,146
                                                                           10,424,988
TRANSPORT-SERVICES (1.75%)
 FedEx                                                118,290               6,291,845
WIRELESS EQUIPMENT (1.17%)
 Motorola                                             461,050               4,227,829
                                         TOTAL COMMON STOCKS              355,495,363

                                                   Principal
                                                     Amount                  Value
---------------------------------------------------------------------------------------------
COMMERCIAL PAPER (1.33%)
INVESTMENT COMPANIES (1.33%)
 Investment in Joint Trading Account;
  Exxon Asset Management
                                                   $                     $
  1.82%; 11/01/02                                   4,804,107               4,804,107
                                      TOTAL COMMERCIAL PAPER                4,804,107
                                                                         ------------

                       TOTAL PORTFOLIO INVESTMENTS (100.01%)              360,299,470
LIABILITIES, NET OF CASH, RECEIVABLES AND OTHER ASSETS
 (-0.01%)                                                                     (48,734)
                                  TOTAL NET ASSETS (100.00%)             $360,250,736
                                                                         ---------------

                                        73

1   Non-inome producing security.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                          PRINCIPAL GROWTH FUND, INC.

                                OCTOBER 31, 2002

                                                     Shares
                                                      Held                 Value
------------------------------------------------------------------------------------------
COMMON STOCKS (99.21%)
AEROSPACE & DEFENSE (0.09%)
                                                                        $
 Northrop Grumman                                      2,600                268,138
APPLICATIONS SOFTWARE (4.84%)
 Microsoft /1/                                       237,790             12,714,631
 Siebel Systems /1/                                  185,200              1,392,704
                                                                         14,107,335
BEVERAGES-NON-ALCOHOLIC (0.11%)
 Coca-Cola                                             7,100                330,008
CABLE TV (1.24%)
 Comcast /1/                                         157,200              3,617,172
COMMERCIAL SERVICE-FINANCE (5.80%)
 H&R Block                                           193,000              8,565,340
 Moody's                                               6,200                292,020
 Paychex                                             279,850              8,065,277
                                                                         16,922,637
COMPUTERS (0.12%)
 Dell Computer /1/                                    12,200                349,042
COMPUTERS-MEMORY DEVICES (1.22%)
 Veritas Software /1/                                233,900              3,566,975
COSMETICS & TOILETRIES (0.12%)
 Procter & Gamble                                      4,000                353,800
DATA PROCESSING & MANAGEMENT (2.07%)
 Automatic Data Processing                           136,650              5,811,725
 Fiserv /1/                                            7,200                224,928
                                                                          6,036,653
DIVERSIFIED FINANCIAL SERVICES (1.49%)
 Citigroup                                           117,583              4,344,692
DIVERSIFIED MANUFACTURING OPERATIONS (3.83%)
 3M                                                    2,400                304,656
 General Electric                                    430,850             10,878,962
                                                                         11,183,618
E-COMMERCE-SERVICES (0.16%)
 eBay /1/                                              7,440                470,654
ELECTRONIC COMPONENTS-SEMICONDUCTOR (1.76%)
 Intel                                               170,670              2,952,591
 Texas Instruments                                   138,200              2,191,852
                                                                          5,144,443
ENTERPRISE SOFTWARE & SERVICE (0.90%)
 BEA Systems /1/                                     324,050              2,621,240
FIDUCIARY BANKS (1.82%)
 State Street                                        128,150              5,301,566
FINANCE-INVESTMENT BANKER & BROKER (0.74%)
 Morgan Stanley Dean Witter                           55,360              2,154,611
FINANCE-MORTGAGE LOAN/BANKER (1.81%)
 Federal National Mortgage Association                78,850              5,271,911
 Ocean West Holding                                      100                     25
                                                                          5,271,936
                                                     Shares
                                                      Held                 Value
------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FOOD-CONFECTIONERY (1.33%)
                                                                        $
 Wm. Wrigley Jr.                                      73,580              3,882,817
FOOD-RETAIL (0.48%)
 Whole Foods Market /1/                               30,170              1,407,551
FOOD-WHOLESALE & DISTRIBUTION (4.66%)
 Sysco                                               428,900             13,587,552
INDUSTRIAL GASES (0.12%)
 Praxair                                               6,400                348,800
INSTRUMENTS-CONTROLS (0.08%)
 Johnson Controls                                      2,800                218,400
INTERNET SECURITY (1.49%)
 Symantec /1/                                        108,360              4,334,400
LIFE & HEALTH INSURANCE (0.12%)
 Aflac                                                11,700                356,148
MEDICAL INSTRUMENTS (8.30%)
 Biomet                                              242,650              7,148,469
 Medtronic                                           349,150             15,641,920
 St. Jude Medical /1/                                 39,810              1,417,634
                                                                         24,208,023
MEDICAL PRODUCTS (6.91%)
 Johnson & Johnson                                   338,090             19,862,787
 Stryker                                               4,800                302,880
                                                                         20,165,667
MEDICAL-BIOMEDICAL/GENE (0.11%)
 Amgen /1/                                             6,610                307,762
MEDICAL-DRUGS (7.78%)
 Forest Laboratories /1/                              19,120              1,873,569
 Pfizer                                              655,711             20,831,938
                                                                         22,705,507
MEDICAL-HMO (1.13%)
 UnitedHealth Group                                   33,450              3,042,278
 Wellpoint Health Networks /1/                         3,300                248,193
                                                                          3,290,471
MEDICAL-HOSPITALS (2.27%)
 Tenet Healthcare /1/                                230,280              6,620,550
MEDICAL-WHOLESALE DRUG DISTRIBUTION (4.97%)
 AmerisourceBergen                                     5,300                377,095
 Cardinal Health                                     203,800             14,104,998
                                                                         14,482,093
MOTORCYCLE & MOTOR SCOOTER (2.49%)
 Harley-Davidson                                     138,690              7,253,487
MULTI-LINE INSURANCE (3.27%)
 American International Group                        152,350              9,529,493
NETWORKING PRODUCTS (3.16%)
 Cisco Systems /1/                                   825,600              9,230,208
PROPERTY & CASUALTY INSURANCE (0.07%)
 Travelers Property Casualty /1/                       5,101                 67,690
                                                     Shares
                                                      Held                 Value
------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
PROPERTY & CASUALTY INSURANCE (CONTINUED)
                                                                        $
 Travelers Property Casualty /1/                      10,433                141,054
                                                                            208,744
REGIONAL BANKS (4.18%)
 Fifth Third Bancorp                                 192,150             12,201,525
RETAIL-ARTS & CRAFTS (1.17%)
 Michaels Stores /1/                                  75,960              3,415,162
RETAIL-BEDDING (4.72%)
 Bed Bath & Beyond /1/                               388,230             13,766,636
RETAIL-BUILDING PRODUCTS (0.49%)
 Home Depot                                           49,740              1,436,491
RETAIL-DISCOUNT (1.29%)
 Wal-Mart Stores                                      70,290              3,764,030
RETAIL-DRUG STORE (1.05%)
 Walgreen                                             90,800              3,064,500
RETAIL-JEWELRY (0.20%)
 Tiffany                                              22,600                591,668
RETAIL-REGIONAL DEPARTMENT STORE (2.65%)
 Kohls /1/                                           132,421              7,740,007
RETAIL-RESTAURANTS (0.06%)
 Starbucks /1/                                         7,700                182,875
SCHOOLS (0.06%)
 Apollo Group /1/                                      4,400                182,600
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (4.90%)
 Linear Technology                                   231,400              6,395,896
 Maxim Integrated Products /1/                       245,750              7,824,680
 Taiwan Semiconductor Manufacturing /1/                7,481                 58,501
                                                                         14,279,077
SEMICONDUCTOR EQUIPMENT (1.47%)
 Applied Materials /1/                               285,550              4,291,817
THERAPEUTICS (0.11%)
 Gilead Sciences /1/                                   9,270                322,040
                                        TOTAL COMMON STOCKS             289,420,621


See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                          PRINCIPAL GROWTH FUND, INC.

                                OCTOBER 31, 2002


                                             Principal

                                               Amount                 Value

-------------------------------------------------------------------------------------

COMMERCIAL PAPER (0.96%)

INVESTMENT COMPANIES (0.96%)
 Investment in Joint Trading Account;
    Exxon Asset Management                   10,000,000
                                             $                     $
  1.82%; 11/01/02                             2,792,723              2,792,723


                                TOTAL COMMERCIAL PAPER               2,792,723
                                                                   -----------



                 TOTAL PORTFOLIO INVESTMENTS (100.17%)             292,213,344

LIABILITIES, NET OF CASH, RECEIVABLES AND OTHER
 ASSETS (-0.17%)                                             (495,670)
                      TOTAL NET ASSETS (100.00%)             $291,717,674
                                                             --------------


/1 /Non-income producing security.

                                       75

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                   PRINCIPAL LARGECAP STOCK INDEX FUND, INC.

                                OCTOBER 31, 2002

                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (95.38%)
ADVERTISING AGENCIES (0.18%)
                                                                           $
 Interpublic Group                                        1,756                 21,019
 Omnicom Group                                              860                 49,562
                                                                                70,581
AEROSPACE & DEFENSE (0.61%)
 Boeing                                                   3,843                114,329
 Northrop Grumman                                           517                 53,318
 Raytheon                                                 1,845                 54,428
 Rockwell Collins                                           838                 18,880
                                                                               240,955
AEROSPACE & DEFENSE EQUIPMENT (0.85%)
 General Dynamics                                           924                 73,116
 Goodrich                                                   467                  7,052
 Lockheed Martin                                          2,083                120,606
 United Technologies                                      2,160                133,207
                                                                               333,981
AGRICULTURAL OPERATIONS (0.05%)
 Monsanto                                                 1,196                 19,770
AIRLINES (0.15%)
 AMR /1/                                                    710                  3,351
 Delta Air Lines                                            564                  5,685
 Southwest Airlines                                       3,538                 51,655
                                                                                60,691
APPAREL MANUFACTURERS (0.14%)
 Jones Apparel Group /1/                                    590                 20,438
 Liz Claiborne                                              488                 14,503
 VF                                                         500                 18,410
                                                                                53,351
APPLIANCES (0.06%)
 Maytag                                                     356                  9,185
 Whirlpool                                                  312                 14,542
                                                                                23,727
APPLICATIONS SOFTWARE (3.64%)
 Citrix Systems /1/                                         800                  6,040
 Compuware /1/                                            1,720                  8,344
 Intuit /1/                                                 968                 50,259
 Mercury Interactive /1/                                    385                 10,152
 Microsoft /1/                                           24,798              1,325,949
 Parametric Technology /1/                                1,196                  2,763
 Rational Software /1/                                      884                  5,852
 Siebel Systems /1/                                       2,187                 16,446
                                                                             1,425,805
ATHLETIC FOOTWEAR (0.17%)
 Nike                                                     1,221                 57,619
 Reebok International /1/                                   273                  7,712
                                                                                65,331
AUTO-CARS & LIGHT TRUCKS (0.40%)
 Ford Motor                                               8,346                 70,607
 General Motors                                           2,565                 85,286
                                                                               155,893
AUTO-MEDIUM & HEAVY DUTY TRUCKS (0.08%)
 Navistar International /1/                                 277                  6,210
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
AUTO-MEDIUM & HEAVY DUTY TRUCKS (CONTINUED)
                                                                           $
 Paccar                                                     530                 23,384
                                                                                29,594
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.15%)
 Dana                                                       680                  6,800
 Delphi Automotive Systems                                2,561                 17,825
 TRW                                                        589                 31,394
 Visteon                                                    599                  3,947
                                                                                59,966
BEVERAGES-NON-ALCOHOLIC (2.47%)
 Coca-Cola                                               11,366                528,292
 Coca-Cola Enterprises                                    2,053                 48,943
 Pepsi Bottling Group                                     1,305                 35,170
 Pepsico                                                  8,115                357,871
                                                                               970,276
BEVERAGES-WINE & SPIRITS (0.06%)
 Brown-Forman                                               313                 22,627
BREWERY (0.56%)
 Adolph Coors                                               166                 11,368
 Anheuser-Busch                                           3,977                209,826
                                                                               221,194
BROADCASTING SERVICES & PROGRAMMING (0.26%)
 Clear Channel Communications /1/                         2,804                103,888
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.16%)
 Masco                                                    2,272                 46,712
 Vulcan Materials                                           464                 15,572
                                                                                62,284
BUILDING PRODUCTS-AIR & HEATING (0.06%)
 American Standard /1/                                      328                 21,878
BUILDING-MAINTENANCE & SERVICE (0.07%)
 Ecolab                                                     592                 28,564
BUILDING-RESIDENTIAL & COMMERCIAL (0.09%)
 Centex                                                     282                 12,825
 KB Home                                                    226                 10,667
 Pulte                                                      280                 12,858
                                                                                36,350
CABLE TV (0.25%)
 Comcast /1/                                              4,335                 99,748
CASINO HOTELS (0.05%)
 Harrah's Entertainment /1/                                 511                 21,462
CASINO SERVICES (0.08%)
 International Game Technology /1/                          396                 29,783
CELLULAR TELECOMMUNICATIONS (0.34%)
 AT&T Wireless Services /1/                              12,398                 85,174
 Nextel Communications /1/                                4,169                 47,027
                                                                               132,201
CHEMICALS-DIVERSIFIED (0.95%)
 Dow Chemical                                             4,170                108,378
 E.I. Du Pont de Nemours                                  4,548                187,605
 Hercules /1/                                               499                  4,791
 PPG Industries                                             775                 36,448
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
CHEMICALS-DIVERSIFIED (CONTINUED)
                                                                           $
 Rohm & Haas                                              1,011                 33,636
                                                                               370,858
CHEMICALS-SPECIALTY (0.12%)
 Eastman Chemical                                           354                 12,865
 Engelhard                                                  589                 13,046
 Great Lakes Chemical                                       229                  5,569
 Sigma-Aldrich                                              335                 15,326
                                                                                46,806
CIRCUIT BOARDS (0.04%)
 Jabil Circuit /1/                                          904                 13,949
COATINGS & PAINT (0.05%)
 Sherwin-Williams                                           688                 18,817
COMMERCIAL BANKS (0.79%)
 Amsouth Bancorp                                          1,642                 32,183
 BB&T                                                     2,213                 80,221
 First Tennessee National                                   578                 21,432
 Marshall & Ilsley                                          962                 27,090
 North Fork Bancorp.                                        748                 28,768
 Regions Financial                                        1,008                 34,141
 SouthTrust                                               1,588                 40,685
 Synovus Financial                                        1,357                 27,805
 Zions Bancorp                                              420                 16,888
                                                                               309,213
COMMERCIAL SERVICE-FINANCE (0.46%)
 Concord EFS /1/                                          2,349                 33,544
 Deluxe                                                     286                 13,219
 Equifax                                                    657                 15,479
 H&R Block                                                  827                 36,702
 Moody's                                                    711                 33,488
 Paychex                                                  1,720                 49,570
                                                                               182,002
COMMERCIAL SERVICES (0.04%)
 Convergys /1/                                              792                 11,785
 Quintiles Transnational /1/                                538                  5,783
                                                                                17,568
COMPUTER AIDED DESIGN (0.02%)
 Autodesk                                                   525                  6,143
COMPUTER SERVICES (0.26%)
 Computer Sciences /1/                                      785                 25,348
 Electronic Data Systems                                  2,199                 33,117
 Sungard Data Systems /1/                                 1,293                 28,666
 Unisys /1/                                               1,480                 12,920
                                                                               100,051
COMPUTERS (3.18%)
 Apple Computer /1/                                       1,643                 26,403
 Dell Computer /1/                                       11,880                339,887
 Gateway /1/                                              1,484                  4,452
 Hewlett-Packard                                         13,973                220,773
 International Business Machines                          7,758                612,417
 Sun Microsystems /1/                                    14,865                 44,015
                                                                             1,247,947
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMPUTERS-INTEGRATED SYSTEMS (0.03%)
                                                                           $
 NCR /1/                                                    449                  9,986
COMPUTERS-MEMORY DEVICES (0.20%)
 EMC /1/                                                 10,089                 51,555
 Veritas Software /1/                                     1,879                 28,655
                                                                                80,210
COMPUTERS-PERIPHERAL EQUIPMENT (0.09%)
 Lexmark International /1/                                  577                 34,285
CONSUMER PRODUCTS-MISCELLANEOUS (0.23%)
 American Greetings                                         300                  4,512
 Clorox                                                   1,055                 47,401
 Fortune Brands                                             686                 34,341
 Tupperware                                                 266                  4,294
                                                                                90,548
CONTAINERS-METAL & GLASS (0.03%)
 Ball                                                       259                 12,543
CONTAINERS-PAPER & PLASTIC (0.08%)
 Bemis                                                      242                 12,606
 Pactiv /1/                                                 725                 14,384
 Sealed Air /1/                                             384                  5,883
                                                                                32,873
COSMETICS & TOILETRIES (2.58%)
 Alberto-Culver                                             265                 13,679
 Avon Products                                            1,080                 52,369
 Colgate-Palmolive                                        2,484                136,570
 Gillette                                                 4,843                144,709
 International Flavors & Fragrances                         433                 14,527
 Kimberly-Clark                                           2,366                121,849
 Procter & Gamble                                         5,950                526,278
                                                                             1,009,981
CRUISE LINES (0.18%)
 Carnival                                                 2,685                 70,132
DATA PROCESSING & MANAGEMENT (0.69%)
 Automatic Data Processing                                2,839                120,743
 First Data                                               3,466                121,102
 Fiserv /1/                                                 880                 27,491
                                                                               269,336
DISPOSABLE MEDICAL PRODUCTS (0.03%)
 C.R. Bard                                                  236                 13,199
DISTRIBUTION-WHOLESALE (0.11%)
 Genuine Parts                                              799                 23,602
 W.W. Grainger                                              426                 20,644
                                                                                44,246
DIVERSIFIED FINANCIAL SERVICES (2.18%)
 Citigroup                                               23,174                856,279
DIVERSIFIED MANUFACTURING OPERATIONS (4.64%)
 3M                                                       1,785                226,588
 Cooper Industries                                          426                 13,415
 Crane                                                      274                  5,033
 Danaher                                                    691                 39,974
 Eaton                                                      322                 22,022
 General Electric /2/                                    45,559              1,150,365
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
DIVERSIFIED MANUFACTURING OPERATIONS (CONTINUED)
                                                                           $
 Honeywell International                                  3,751                 89,799
 Illinois Tool Works                                      1,402                 86,083
 ITT Industries                                             419                 27,227
 Textron                                                    632                 25,912
 Tyco International                                       9,136                132,106
                                                                             1,818,524
DIVERSIFIED OPERATORS-COMMERCIAL SERVICE (0.14%)
 Cendant /1/                                              4,763                 54,775
E-COMMERCE-SERVICES (0.25%)
 eBay /1/                                                 1,399                 88,501
 TMP Worldwide /1/                                          511                  7,910
                                                                                96,411
ELECTRIC PRODUCTS-MISCELLANEOUS (0.30%)
 Emerson Electric                                         1,927                 92,843
 Molex                                                      886                 23,399
                                                                               116,242
ELECTRIC-GENERATION (0.01%)
 AES /1/                                                  2,485                  4,398
ELECTRIC-INTEGRATED (2.22%)
 Allegheny Energy                                           575                  3,277
 Ameren                                                     664                 26,826
 American Electric Power                                  1,551                 39,768
 Centerpoint Energy                                       1,392                  9,855
 Cinergy                                                    768                 23,892
 CMS Energy                                                 658                  5,152
 Consolidated Edison                                        975                 41,506
 Constellation Energy Group                                 752                 19,236
 Dominion Resources                                       1,394                 66,912
 DTE Energy                                                 767                 34,584
 Duke Energy                                              4,067                 83,333
 Edison International /1/                                 1,492                 14,995
 Entergy                                                  1,026                 45,236
 Exelon                                                   1,474                 74,290
 FirstEnergy                                              1,362                 44,197
 FPL Group                                                  833                 49,130
 NiSource                                                   951                 15,710
 PG&E /1/                                                 1,800                 19,530
 Pinnacle West Capital                                      388                 11,058
 PPL                                                        741                 25,646
 Progress Energy                                          1,012                 42,221
 Public Service Enterprise Group                            946                 27,103
 Southern                                                 3,244                 96,347
 Teco Energy                                                790                 11,692
 TXU                                                      1,274                 18,282
 XCEL Energy                                              1,822                 18,949
                                                                               868,727
ELECTRICAL COMPONENTS & EQUIPMENT (0.01%)
 Power-One /1/                                              365                  1,964
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.04%)
 Sanmina /1/                                              2,401                  7,395
 Solectron /1/                                            3,772                  8,487
                                                                                15,882
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRONIC COMPONENTS-SEMICONDUCTOR (2.11%)
                                                                           $
 Advanced Micro Devices /1/                               1,567                  9,621
 Altera /1/                                               1,748                 20,486
 Applied Micro Circuits /1/                               1,379                  5,406
 Broadcom /1/                                             1,254                 15,023
 Intel                                                   30,519                527,979
 LSI Logic /1/                                            1,702                 10,042
 Micron Technology /1/                                    2,764                 44,224
 National Semiconductor /1/                                 827                 10,983
 Nvidia /1/                                                 701                  8,342
 PMC - Sierra /1/                                           766                  3,730
 QLogic /1/                                                 427                 14,864
 Texas Instruments                                        7,938                125,897
 Xilinx /1/                                               1,545                 29,339
                                                                               825,936
ELECTRONIC CONNECTORS (0.01%)
 Thomas & Betts /1/                                         266                  4,405
ELECTRONIC FORMS (0.07%)
 Adobe Systems                                            1,099                 25,980
ELECTRONIC MEASUREMENT INSTRUMENTS (0.09%)
 Agilent Technologies /1/                                 2,126                 29,233
 Tektronix /1/                                              408                  7,209
                                                                                36,442
ENGINEERING-RESEARCH & DEVELOPMENT SERVICES (0.02%)
 Fluor                                                      368                  8,703
ENGINES-INTERNAL COMBUSTION (0.01%)
 Cummins Engine                                             188                  4,504
ENTERPRISE SOFTWARE & SERVICE (0.87%)
 BMC Software /1/                                         1,104                 17,598
 Computer Associates International                        2,645                 39,304
 Novell /1/                                               1,668                  4,053
 Oracle /1/                                              24,879                255,010
 Peoplesoft /1/                                           1,429                 25,865
                                                                               341,830
ENTERTAINMENT SOFTWARE (0.11%)
 Electronic Arts /1/                                        637                 41,481
FIDUCIARY BANKS (0.61%)
 Bank of New York                                         3,325                 86,450
 Mellon Financial                                         1,992                 56,354
 Northern Trust                                           1,014                 35,307
 State Street                                             1,484                 61,393
                                                                               239,504
FILTRATION & SEPARATION PRODUCTS (0.02%)
 Pall                                                       562                  9,762
FINANCE-CONSUMER LOANS (0.31%)
 Household International                                  2,083                 49,492
 SLM                                                        708                 72,740
                                                                               122,232
FINANCE-CREDIT CARD (0.96%)
 American Express                                         6,085                221,311
 Capital One Financial                                    1,014                 30,897
 MBNA                                                     5,850                118,814
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FINANCE-CREDIT CARD (CONTINUED)
                                                                           $
 Providian Financial                                      1,323                  5,887
                                                                               376,909
FINANCE-INVESTMENT BANKER & BROKER (1.51%)
 Bear Stearns                                               452                 27,595
 Goldman Sachs Group                                      2,205                157,878
 Lehman Brothers Holdings                                 1,114                 59,343
 Merrill Lynch                                            3,962                150,358
 Morgan Stanley Dean Witter                               5,018                195,300
                                                                               590,474
FINANCE-MORTGAGE LOAN/BANKER (1.35%)
 Countrywide Credit Industries                              574                 28,878
 Federal Home Loan Mortgage                               3,185                196,132
 Federal National Mortgage Association                    4,556                304,614
                                                                               529,624
FINANCIAL GUARANTEE INSURANCE (0.20%)
 AMBAC Financial Group                                      485                 29,973
 MBIA                                                       673                 29,377
 MGIC Investment                                            469                 19,679
                                                                                79,029
FOOD (0.10%)
 Archer-Daniels-Midland                                   2,983                 40,628
FOOD-CONFECTIONERY (0.24%)
 Hershey Foods                                              626                 40,734
 Wm. Wrigley Jr.                                          1,032                 54,458
                                                                                95,192
FOOD-MISCELLANEOUS/DIVERSIFIED (0.92%)
 Campbell Soup                                            1,878                 39,588
 Conagra Foods                                            2,459                 59,631
 General Mills                                            1,683                 69,542
 H.J. Heinz                                               1,606                 51,649
 Kellogg                                                  1,878                 59,833
 Sara Lee                                                 3,592                 82,005
                                                                               362,248
FOOD-RETAIL (0.39%)
 Albertson's                                              1,863                 41,563
 Kroger                                                   3,611                 53,587
 Safeway /1/                                              2,136                 49,342
 Winn-Dixie Stores                                          643                  9,658
                                                                               154,150
FOOD-WHOLESALE & DISTRIBUTION (0.27%)
 Supervalu                                                  612                 10,282
 Sysco                                                    3,037                 96,212
                                                                               106,494
FORESTRY (0.05%)
 Plum Creek Timber                                          846                 19,128
GAS-DISTRIBUTION (0.14%)
 KeySpan                                                    647                 23,635
 Nicor                                                      201                  6,239
 Peoples Energy                                             162                  5,889
 Sempra Energy                                              937                 20,745
                                                                                56,508
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
GOLD MINING (0.12%)
                                                                           $
 Newmont Mining                                           1,838                 45,435
HEALTH CARE COST CONTAINMENT (0.10%)
 McKesson                                                 1,327                 39,558
HOME DECORATION PRODUCTS (0.10%)
 Newell Rubbermaid                                        1,223                 39,650
HOME FURNISHINGS (0.05%)
 Leggett & Platt                                            896                 18,682
HOTELS & MOTELS (0.20%)
 Hilton Hotels                                            1,721                 21,168
 Marriott International                                   1,107                 34,240
 Starwood Hotels & Resorts Worldwide                        913                 21,273
                                                                                76,681
HUMAN RESOURCES (0.03%)
 Robert Half International /1/                              802                 13,393
IDENTIFICATION SYSTEM-DEVELOPMENT (0.02%)
 Symbol Technologies                                      1,051                  9,091
INDEPENDENT POWER PRODUCER (0.02%)
 Calpine /1/                                              1,724                  3,448
 Mirant /1/                                               1,840                  3,938
                                                                                 7,386
INDUSTRIAL AUTOMATION & ROBOTS (0.04%)
 Rockwell International                                     850                 14,068
INDUSTRIAL GASES (0.22%)
 Air Products & Chemicals                                 1,040                 45,968
 Praxair                                                    739                 40,276
                                                                                86,244
INSTRUMENTS-CONTROLS (0.18%)
 Johnson Controls                                           406                 31,668
 Parker Hannifin                                            540                 23,560
 Thermo Electron /1/                                        758                 13,940
                                                                                69,168
INSTRUMENTS-SCIENTIFIC (0.12%)
 Applied Biosystems Group                                   972                 19,664
 Millipore                                                  221                  7,516
 PerkinElmer                                                572                  3,981
 Waters /1/                                                 600                 15,108
                                                                                46,269
INSURANCE BROKERS (0.35%)
 Aon                                                      1,248                 22,876
 Marsh & McLennan                                         2,453                114,579
                                                                               137,455
INTERNET BROKERS (0.15%)
 Charles Schwab                                           6,250                 57,375
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.17%)
 Franklin Resources                                       1,189                 39,225
 Stilwell Financial                                       1,018                 11,921
 T. Rowe Price Group                                        560                 15,809
                                                                                66,955
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
LEISURE & RECREATION PRODUCTS (0.02%)
                                                                           $
 Brunswick                                                  413                  8,500
LIFE & HEALTH INSURANCE (0.64%)
 Aflac                                                    2,368                 72,082
 Jefferson-Pilot                                            676                 27,141
 John Hancock Financial Services                          1,328                 38,910
 Lincoln National                                           843                 25,720
 Principal Financial Group /1/                            1,588                 44,544
 Torchmark                                                  545                 19,511
 UnumProvident                                            1,105                 22,675
                                                                               250,583
LINEN SUPPLY & RELATED ITEMS (0.09%)
 Cintas                                                     778                 36,776
MACHINERY-CONSTRUCTION & MINING (0.16%)
 Caterpillar                                              1,575                 64,339
MACHINERY-FARM (0.13%)
 Deere                                                    1,092                 50,658
MACHINERY-GENERAL INDUSTRY (0.14%)
 Dover                                                      928                 23,274
 Ingersoll-Rand                                             774                 30,186
 McDermott International /1/                                289                  1,026
                                                                                54,486
MEDICAL INFORMATION SYSTEM (0.05%)
 IMS Health                                               1,298                 19,522
MEDICAL INSTRUMENTS (1.08%)
 Biomet                                                   1,205                 35,499
 Boston Scientific /1/                                    1,862                 70,067
 Guidant /1/                                              1,399                 41,369
 Medtronic                                                5,556                248,909
 St. Jude Medical /1/                                       810                 28,844
                                                                               424,688
MEDICAL PRODUCTS (2.54%)
 Baxter International                                     2,761                 69,080
 Becton Dickinson                                         1,175                 34,674
 Johnson & Johnson                                       13,624                800,410
 Stryker                                                    904                 57,043
 Zimmer Holdings /1/                                        891                 36,727
                                                                               997,934
MEDICAL-BIOMEDICAL/GENE (0.92%)
 Amgen /1/                                                5,852                272,469
 Biogen /1/                                                 680                 24,949
 Chiron /1/                                                 865                 34,168
 Genzyme /1/                                                981                 27,321
                                                                               358,907
MEDICAL-DRUGS (7.06%)
 Abbott Laboratories                                      7,153                299,496
 Allergan                                                   592                 32,234
 Bristol-Myers Squibb                                     8,869                218,266
 Eli Lilly                                                5,143                285,437
 Forest Laboratories /1/                                    822                 80,548
 King Pharmaceuticals /1/                                 1,115                 17,115
 Medimmune /1/                                            1,147                 29,306
 Merck                                                   10,300                558,672
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL-DRUGS (CONTINUED)
                                                                           $
 Pfizer                                                  28,342                900,425
 Schering-Plough                                          6,715                143,365
 Wyeth                                                    6,067                203,245
                                                                             2,768,109
MEDICAL-GENERIC DRUGS (0.03%)
 Watson Pharmaceutical /1/                                  489                 13,443
MEDICAL-HMO (0.65%)
 Aetna                                                      688                 27,726
 Anthem /1/                                                 645                 40,635
 Humana /1/                                                 776                  9,452
 UnitedHealth Group                                       1,389                126,330
 Wellpoint Health Networks /1/                              667                 50,165
                                                                               254,308
MEDICAL-HOSPITALS (0.48%)
 HCA                                                      2,374                103,245
 Health Management Associates /1/                         1,091                 20,860
 Tenet Healthcare /1/                                     2,238                 64,343
                                                                               188,448
MEDICAL-NURSING HOMES (0.02%)
 Manor Care /1/                                             450                  8,897
MEDICAL-WHOLESALE DRUG DISTRIBUTION (0.45%)
 AmerisourceBergen                                          485                 34,508
 Cardinal Health                                          2,068                143,126
                                                                               177,634
METAL PROCESSORS & FABRICATION (0.02%)
 Worthington Industries                                     391                  7,366
METAL-ALUMINUM (0.22%)
 Alcoa                                                    3,866                 85,284
METAL-COPPER (0.03%)
 Phelps Dodge                                               406                 12,594
METAL-DIVERSIFIED (0.02%)
 Freeport-McMoran Copper & Gold /1/                         663                  8,089
MISCELLANEOUS INVESTING (0.27%)
 Equity Office Properties Trust                           1,917                 46,162
 Equity Residential Properties Trust                      1,261                 29,911
 Simon Property Group                                       849                 28,993
                                                                               105,066
MONEY CENTER BANKS (2.26%)
 Bank of America                                          6,880                480,224
 JP Morgan Chase                                          9,129                189,427
 Wachovia                                                 6,279                218,446
                                                                               888,097
MOTORCYCLE & MOTOR SCOOTER (0.18%)
 Harley-Davidson                                          1,384                 72,383
MULTI-LINE INSURANCE (3.11%)
 Allstate                                                 3,231                128,529
 American International Group                            11,954                747,723
 Cigna                                                      641                 23,166
 Cincinnati Financial                                       741                 28,151
 Hartford Financial Services                              1,134                 44,793
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MULTI-LINE INSURANCE (CONTINUED)
                                                                           $
 Loews                                                      852                 36,755
 MetLife                                                  3,213                 76,726
 Prudential Financial /1/                                 2,657                 77,584
 Safeco                                                     584                 20,767
 St. Paul                                                 1,036                 33,981
                                                                             1,218,175
MULTIMEDIA (2.49%)
 AOL Time Warner /1/                                     20,437                301,446
 Gannett                                                  1,221                 92,711
 McGraw-Hill                                                888                 57,276
 Meredith                                                   226                 10,294
 Viacom /1/                                               8,080                360,449
 Walt Disney                                              9,346                156,078
                                                                               978,254
NETWORKING PRODUCTS (1.04%)
 Cisco Systems /1/                                       33,503                374,564
 Lucent Technologies                                     15,719                 19,334
 Network Appliance /1/                                    1,540                 13,815
                                                                               407,713
NON-HAZARDOUS WASTE DISPOSAL (0.18%)
 Allied Waste Industries /1/                                902                  7,351
 Waste Management                                         2,801                 64,479
                                                                                71,830
OFFICE AUTOMATION & EQUIPMENT (0.15%)
 Pitney Bowes                                             1,091                 36,603
 Xerox /1/                                                3,343                 22,198
                                                                                58,801
OFFICE SUPPLIES & FORMS (0.08%)
 Avery Dennison                                             502                 31,244
OIL & GAS DRILLING (0.21%)
 Nabors Industries /1/                                      661                 23,115
 Noble /1/                                                  614                 19,845
 Rowan                                                      429                  8,747
 Transocean Sedco Forex                                   1,461                 32,113
                                                                                83,820
OIL COMPANY-EXPLORATION & PRODUCTION (0.51%)
 Anadarko Petroleum                                       1,138                 50,687
 Apache                                                     657                 35,517
 Burlington Resources                                       921                 37,945
 Devon Energy                                               716                 36,158
 EOG Resources                                              532                 19,700
 Kerr-McGee                                                 459                 19,967
                                                                               199,974
OIL COMPANY-INTEGRATED (4.22%)
 Amerada Hess                                               408                 20,930
 ChevronTexaco                                            4,890                330,711
 ConocoPhillips                                           3,098                150,253
 Exxon Mobil                                             30,942              1,041,508
 Marathon Oil                                             1,418                 29,636
 Occidental Petroleum                                     1,723                 49,157
 Unocal                                                   1,178                 32,560
                                                                             1,654,755
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
OIL REFINING & MARKETING (0.05%)
                                                                           $
 Ashland                                                    315                  8,269
 Sunoco                                                     349                 10,463
                                                                                18,732
OIL-FIELD SERVICES (0.52%)
 Baker Hughes                                             1,544                 44,853
 BJ Services /1/                                            717                 21,747
 Halliburton                                              1,997                 32,311
 Schlumberger                                             2,643                106,011
                                                                               204,922
OPTICAL SUPPLIES (0.02%)
 Bausch & Lomb                                              246                  7,651
PAPER & RELATED PRODUCTS (0.44%)
 Boise Cascade                                              266                  6,328
 Georgia-Pacific                                          1,054                 12,859
 International Paper                                      2,206                 77,056
 Louisiana-Pacific                                          478                  3,222
 MeadWestvaco                                               915                 19,169
 Temple-Inland                                              245                 10,050
 Weyerhaeuser                                             1,002                 45,390
                                                                               174,074
PHARMACEUTICALS (0.65%)
 Pharmacia                                                5,907                254,001
PHOTO EQUIPMENT & SUPPLIES (0.11%)
 Eastman Kodak                                            1,336                 44,021
PHYSICAL THERAPY & REHABILITATION CENTERS (0.02%)
 Healthsouth /1/                                          1,815                  7,895
PIPELINES (0.12%)
 Dynegy                                                   1,690                  1,149
 El Paso                                                  2,677                 20,747
 Kinder Morgan                                              558                 20,429
 Williams                                                 2,364                  4,444
                                                                                46,769
POWER CONVERTER & SUPPLY EQUIPMENT (0.03%)
 American Power Conversion /1/                              897                 11,589
PRINTING-COMMERCIAL (0.03%)
 R.R. Donnelley & Sons                                      519                 10,406
PROPERTY & CASUALTY INSURANCE (0.63%)
 ACE                                                      1,201                 36,931
 Chubb                                                      786                 44,338
 Progressive                                                996                 54,780
 Travelers Property Casualty /1/                          4,579                 61,908
 XL Capital                                                 621                 47,289
                                                                               245,246
PUBLISHING-NEWSPAPERS (0.35%)
 Dow Jones                                                  385                 13,521
 Knight Ridder                                              381                 22,929
 New York Times                                             693                 33,548
 Tribune                                                  1,383                 66,453
                                                                               136,451
REGIONAL BANKS (3.58%)
 Bank One                                                 5,373                207,236
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
REGIONAL BANKS (CONTINUED)
                                                                           $
 Comerica                                                   800                 34,928
 Fifth Third Bancorp                                      2,658                168,783
 FleetBoston Financial                                    4,797                112,202
 Huntington Bancshares                                    1,101                 20,820
 KeyCorp                                                  1,953                 47,712
 National City                                            2,798                 75,910
 PNC Financial Services Group                             1,300                 52,858
 Suntrust Banks                                           1,305                 79,396
 Union Planters                                             915                 25,858
 US Bancorp                                               8,766                184,875
 Wells Fargo                                              7,779                392,606
                                                                             1,403,184
RETAIL-APPAREL & SHOE (0.25%)
 Gap                                                      3,983                 46,880
 Limited                                                  2,386                 37,389
 Nordstrom                                                  618                 12,310
                                                                                96,579
RETAIL-AUTO PARTS (0.11%)
 Autozone /1/                                               483                 41,427
RETAIL-BEDDING (0.12%)
 Bed Bath & Beyond /1/                                    1,337                 47,410
RETAIL-BUILDING PRODUCTS (1.17%)
 Home Depot                                              10,788                311,557
 Lowe's                                                   3,563                148,684
                                                                               460,241
RETAIL-CONSUMER ELECTRONICS (0.14%)
 Best Buy /1/                                             1,471                 30,317
 Circuit City Stores                                        961                  9,524
 RadioShack                                                 785                 16,406
                                                                                56,247
RETAIL-DISCOUNT (3.55%)
 Big Lots /1/                                               531                  8,815
 Costco Wholesale /1/                                     2,081                 70,608
 Dollar General                                           1,526                 21,303
 Family Dollar Stores                                       793                 24,416
 Target                                                   4,154                125,119
 TJX                                                      2,471                 50,705
 Wal-Mart Stores                                         20,367              1,090,653
                                                                             1,391,619
RETAIL-DRUG STORE (0.53%)
 CVS                                                      1,797                 49,831
 Walgreen                                                 4,691                158,321
                                                                               208,152
RETAIL-JEWELRY (0.04%)
 Tiffany                                                    667                 17,462
RETAIL-MAJOR DEPARTMENT STORE (0.23%)
 J.C. Penney                                              1,223                 23,298
 May Department Stores                                    1,319                 30,799
 Sears Roebuck                                            1,447                 37,998
                                                                                92,095
RETAIL-OFFICE SUPPLIES (0.14%)
 Office Depot /1/                                         1,416                 20,376
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-OFFICE SUPPLIES (CONTINUED)
                                                                           $
 Staples /1/                                              2,140                 33,170
                                                                                53,546
RETAIL-REGIONAL DEPARTMENT STORE (0.32%)
 Dillards                                                   386                  6,365
 Federated Department Stores /1/                            922                 28,305
 Kohls /1/                                                1,541                 90,072
                                                                               124,742
RETAIL-RESTAURANTS (0.54%)
 Darden Restaurants                                         784                 14,880
 McDonald's                                               5,839                105,744
 Starbucks /1/                                            1,778                 42,228
 Wendy's International                                      529                 16,759
 Yum! Brands /1/                                          1,359                 30,618
                                                                               210,229
RETAIL-TOY STORE (0.02%)
 Toys R Us /1/                                              972                  9,710
RUBBER-TIRES (0.02%)
 Cooper Tire & Rubber                                       336                  4,371
 Goodyear Tire & Rubber                                     747                  5,304
                                                                                 9,675
SAVINGS & LOANS-THRIFTS (0.61%)
 Charter One Financial                                    1,051                 31,824
 Golden West Financial                                      707                 48,826
 Washington Mutual                                        4,429                158,381
                                                                               239,031
SCHOOLS (0.08%)
 Apollo Group /1/                                           794                 32,951
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.34%)
 Analog Devices /1/                                       1,674                 44,863
 Linear Technology                                        1,453                 40,161
 Maxim Integrated Products /1/                            1,479                 47,092
                                                                               132,116
SEMICONDUCTOR EQUIPMENT (0.45%)
 Applied Materials /1/                                    7,533                113,221
 Kla-Tencor /1/                                             865                 30,803
 Novellus Systems /1/                                       664                 20,982
 Teradyne /1/                                               838                 10,148
                                                                               175,154
STEEL-PRODUCERS (0.05%)
 Nucor                                                      357                 15,044
 United States Steel                                        466                  5,988
                                                                                21,032
STEEL-SPECIALTY (0.01%)
 Allegheny Technologies                                     368                  2,521
TELECOMMUNICATION EQUIPMENT (0.41%)
 ADC Telecommunications /1/                               3,646                  5,761
 Andrew /1/                                                 449                  3,861
 Comverse Technology /1/                                    856                  6,163
 Qualcomm /1/                                             3,558                122,822
 Scientific-Atlanta                                         717                  8,755
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TELECOMMUNICATION EQUIPMENT (CONTINUED)
                                                                           $
 Tellabs /1/                                              1,883                 14,461
                                                                               161,823
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS (0.08%)
 CIENA /1/                                                1,975                  7,268
 Corning /1/                                              4,357                  8,148
 JDS Uniphase /1/                                         6,234                 13,970
                                                                                29,386
TELECOMMUNICATION SERVICES (0.01%)
 Avaya /1/                                                1,657                  3,314
TELEPHONE-INTEGRATED (3.85%)
 Alltel                                                   1,424                 70,787
 AT&T                                                    17,607                229,595
 BellSouth                                                8,570                224,106
 CenturyTel                                                 649                 18,386
 Citizens Communications /1/                              1,292                 10,749
 Qwest Communications International                       7,679                 26,032
 SBC Communications                                      15,226                390,699
 Sprint                                                   4,088                 50,773
 Sprint PCS /1/                                           4,565                 15,886
 Verizon Communications                                  12,493                471,736
                                                                             1,508,749
TELEVISION (0.07%)
 Univision Communications /1/                             1,048                 27,154
TOBACCO (1.11%)
 Philip Morris                                            9,679                394,419
 RJ Reynolds Tobacco Holdings                               410                 16,626
 UST                                                        775                 23,707
                                                                               434,752
TOOLS-HAND HELD (0.09%)
 Black & Decker                                             368                 17,208
 Snap-On                                                    266                  6,929
 Stanley Works                                              392                 12,689
                                                                                36,826
TOYS (0.11%)
 Hasbro                                                     792                  8,094
 Mattel                                                   1,999                 36,702
                                                                                44,796
TRANSPORT-RAIL (0.45%)
 Burlington Northern Santa Fe                             1,742                 44,822
 CSX                                                        974                 26,882
 Norfolk Southern                                         1,778                 35,915
 Union Pacific                                            1,156                 68,262
                                                                               175,881
TRANSPORT-SERVICES (0.97%)
 FedEx                                                    1,362                 72,445
 United Parcel Service                                    5,112                306,771
                                                                               379,216
TRAVEL SERVICES (0.03%)
 Sabre Holdings /1/                                         663                 12,716
TRUCKING & LEASING (0.02%)
 Ryder System                                               284                  6,518
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
WEB PORTALS (0.10%)
                                                                           $
 Yahoo /1/                                                2,749                 41,015
WIRELESS EQUIPMENT (0.25%)
 Motorola                                                10,527                 96,533
                                           TOTAL COMMON STOCKS              37,408,604

                                                     Principal
                                                       Amount                 Value
----------------------------------------------------------------------------------------------
COMMERCIAL PAPER (4.62%)
FINANCE-MORTGAGE LOAN/BANKER (4.62%)
 Investment in Joint Trading Account; Federal
  Home Loan Bank System                              10,000,000
                                                     $                     $
  1.72%; 11/01/02                                     1,814,235              1,814,235
                                        TOTAL COMMERCIAL PAPER               1,814,235
                                                                           -----------

                         TOTAL PORTFOLIO INVESTMENTS (100.00%)              39,222,839
LIABILITIES, NET OF CASH, RECEIVABLES AND OTHER ASSETS (0.00%)                  (1,174)
                                    TOTAL NET ASSETS (100.00%)             $39,221,665
                                                                           --------------





                                                        Unrealized
 Contract                  Opening        Current          Gain
   Type      Commitment   Market Value  Market Value      (Loss)
--------------------------------------------------------------------
Futures Contracts
8 S&P 500       Buy         $1,789,500    $1,770,800      $(18,700)
December, 2002
Futures

                                       83

1    Non-income producing security.

2 Security or a portion of the security was pledged to cover margin requirements for futures contracts.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                          PRINCIPAL MIDCAP FUND, INC.

                                OCTOBER 31, 2002

                                                     Shares
                                                      Held                   Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (89.62%)
AEROSPACE & DEFENSE (2.71%)
                                                                          $
 Northrop Grumman                                       32,700               3,372,351
 Raytheon                                              139,700               4,121,150
 Rockwell Collins                                      129,400               2,915,382
                                                                            10,408,883
AEROSPACE & DEFENSE EQUIPMENT (1.77%)
 Alliant Techsystems /1/                               113,150               6,805,972
APPAREL MANUFACTURERS (0.64%)
 Polo Ralph Lauren /1/                                 129,200               2,459,968
APPLICATIONS SOFTWARE (0.46%)
 Intuit /1/                                             34,200               1,775,664
BEVERAGES-NON-ALCOHOLIC (0.76%)
 Coca-Cola Enterprises                                 122,400               2,918,016
BUILDING PRODUCTS-AIR & HEATING (0.48%)
 American Standard /1/                                  27,600               1,840,920
BUILDING PRODUCTS-WOOD (1.42%)
 Rayonier                                              129,400               5,458,092
CASINO SERVICES (2.45%)
 International Game Technology /1/                     125,000               9,401,250
COMMERCIAL BANKS (4.98%)
 M&T Bank                                               59,600               4,882,432
 Marshall & Ilsley                                      45,600               1,284,096
 North Fork Bancorp.                                   103,837               3,993,571
 TCF Financial                                         211,000               8,954,840
                                                                            19,114,939
COMMERCIAL SERVICE-FINANCE (3.03%)
 Deluxe                                                 91,000               4,206,020
 Dun & Bradstreet /1/                                  151,100               5,522,705
 H&R Block                                              42,900               1,903,902
                                                                            11,632,627
COMMERCIAL SERVICES (1.89%)
 Arbitron /1/                                          128,900               4,401,935
 Servicemaster                                         278,075               2,850,269
                                                                             7,252,204
COMPUTER SERVICES (2.09%)
 DST Systems /1/                                        64,200               1,974,150
 Sungard Data Systems /1/                              176,300               3,908,571
 Unisys /1/                                            246,400               2,151,072
                                                                             8,033,793
COMPUTERS-INTEGRATED SYSTEMS (0.43%)
 Diebold                                                46,100               1,643,465
CONSUMER PRODUCTS-MISCELLANEOUS (0.75%)
 Dial                                                  136,000               2,891,360
                                                     Shares
                                                      Held                   Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COSMETICS & TOILETRIES (0.87%)
                                                                          $
 International Flavors & Fragrances                     99,400               3,334,870
DATA PROCESSING & MANAGEMENT (0.38%)
 SEI Investments                                        55,275               1,475,290
DENTAL SUPPLIES & EQUIPMENT (0.94%)
 Dentsply International                                 97,400               3,596,008
DIVERSIFIED MANUFACTURING OPERATIONS (0.98%)
 Cooper Industries                                      69,300               2,182,257
 ITT Industries                                         24,100               1,566,018
                                                                             3,748,275
DIVERSIFIED OPERATORS-COMMERCIAL SERVICE (0.63%)
 Viad                                                  125,300               2,433,326
ELECTRIC-INTEGRATED (2.81%)
 Ameren                                                128,641               5,197,096
 Exelon                                                 66,510               3,352,104
 Scana                                                  77,100               2,249,778
                                                                            10,798,978
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.38%)
 Gentex /1/                                             49,100               1,447,468
FINANCE-CONSUMER LOANS (1.04%)
 SLM                                                    38,860               3,992,476
FINANCE-INVESTMENT BANKER & BROKER (0.29%)
 Lehman Brothers Holdings                               20,800               1,108,016
FINANCE-MORTGAGE LOAN/BANKER (0.62%)
 Countrywide Credit Industries                          47,052               2,367,186
FINANCIAL GUARANTEE INSURANCE (0.38%)
 PMI Group                                              48,500               1,445,300
FOOD-CONFECTIONERY (0.89%)
 Hershey Foods                                          52,500               3,416,175
FOOD-DAIRY PRODUCTS (0.61%)
 Dean Foods /1/                                         62,800               2,354,372
FOOD-MISCELLANEOUS/DIVERSIFIED (0.73%)
 McCormick                                             126,300               2,808,912
FORESTRY (0.86%)
 Plum Creek Timber                                     145,829               3,297,194
GOLD MINING (1.78%)
 Barrick Gold                                          123,100               1,855,117
 Newmont Mining                                        201,000               4,968,720
                                                                             6,823,837
                                                     Shares
                                                      Held                   Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
HOSPITAL BEDS & EQUIPMENT (1.26%)
                                                                          $
 Hillenbrand Industries                                 93,086               4,840,472
INSTRUMENTS-CONTROLS (0.43%)
 Johnson Controls                                       21,200               1,653,600
INVESTMENT MANAGEMENT & ADVISORY SERVICES (1.04%)
 Federated Investors                                    49,400               1,323,920
 John Nuveen                                            98,400               2,666,640
                                                                             3,990,560
LIFE & HEALTH INSURANCE (1.52%)
 Aflac                                                  96,200               2,928,328
 Nationwide Financial Services                          33,700                 933,490
 Torchmark                                              55,500               1,986,900
                                                                             5,848,718
LOTTERY SERVICES (1.12%)
 Gtech Holdings /1/                                    165,635               4,306,510
MACHINERY-PUMPS (0.52%)
 Graco                                                  73,200               2,002,020
MEDICAL INFORMATION SYSTEM (1.27%)
 IMS Health                                            324,700               4,883,488
MEDICAL INSTRUMENTS (4.54%)
 Beckman Coulter                                        87,550               2,438,267
 Biomet                                                117,500               3,461,550
 Boston Scientific /1/                                 131,825               4,960,575
 Edwards Lifesciences /1/                              110,100               2,828,469
 St. Jude Medical /1/                                  104,800               3,731,928
                                                                            17,420,789
MEDICAL PRODUCTS (1.10%)
 Varian Medical Systems /1/                             87,200               4,204,784
MEDICAL-HMO (0.48%)
 Anthem /1/                                             28,970               1,825,110
MEDICAL-HOSPITALS (2.46%)
 Health Management Associates /1/                      248,800               4,757,056
 Universal Health Services /1/                          97,000               4,702,560
                                                                             9,459,616
MEDICAL-WHOLESALE DRUG DISTRIBUTION (1.33%)
 AmerisourceBergen                                      71,600               5,094,340
METAL-DIVERSIFIED (0.71%)
 Freeport-McMoran Copper & Gold /1/                    224,600               2,740,120
MISCELLANEOUS INVESTING (8.15%)
 AMB Property                                          169,500               4,542,600
 Boston Properties                                      42,300               1,510,110
 Chelsea Property Group                                 59,200               1,926,960
 Equity Residential Properties Trust                   186,600               4,426,152
 Hospitality Properties Trust                           95,400               3,121,488
 Kimco Realty                                          183,050               5,546,415
                                                     Shares
                                                      Held                   Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MISCELLANEOUS INVESTING (CONTINUED)
                                                                          $
 Prologis Trust                                        186,400               4,510,880
 Public Storage                                        126,050               3,708,391
 United Dominion Realty Trust                          138,000               1,991,340
                                                                            31,284,336
NON-HAZARDOUS WASTE DISPOSAL (1.08%)
 Republic Services /1/                                 202,400               4,165,392
OIL COMPANY-EXPLORATION & PRODUCTION (1.22%)
 Apache                                                 21,145               1,143,099
 Devon Energy                                           70,500               3,560,250
                                                                             4,703,349
OIL COMPANY-INTEGRATED (0.59%)
 Marathon Oil                                          108,000               2,257,200
OIL FIELD MACHINERY & EQUIPMENT (0.41%)
 National-Oilwell /1/                                   74,800               1,559,580
OIL-FIELD SERVICES (1.20%)
 BJ Services /1/                                        71,700               2,174,661
 Weatherford International /1/                          60,800               2,434,432
                                                                             4,609,093
PAPER & RELATED PRODUCTS (0.70%)
 Boise Cascade                                         112,500               2,676,375
PIPELINES (0.79%)
 Questar                                               117,700               3,036,660
POWER CONVERTER & SUPPLY EQUIPMENT (0.55%)
 American Power Conversion /1/                         162,200               2,095,624
PRINTING-COMMERCIAL (0.94%)
 Valassis Communications /1/                           140,100               3,614,580
PROPERTY & CASUALTY INSURANCE (1.62%)
 Fidelity National Financial                           183,090               5,529,318
 Leucadia National                                      18,700                 701,437
                                                                             6,230,755
PUBLICLY TRADED INVESTMENT FUND (7.42%)
 iShares Russell 2000 Index Fund                        16,000               1,194,400
 iShares S&P MidCap 400 Fund                            40,900               3,475,682
 iShares S&P SmallCap 600 Index Fund                    93,100               8,923,635
 Standard & Poor's MidCap 400 Depository
  Receipts                                             191,580              14,885,766
                                                                            28,479,483
REINSURANCE (1.45%)
 Everest Re Group                                       96,200               5,581,524
RETAIL-JEWELRY (0.48%)
 Tiffany                                                71,040               1,859,827
SAVINGS & LOANS-THRIFTS (1.97%)
 Charter One Financial                                 161,050               4,876,594
                                                     Shares
                                                      Held                   Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
SAVINGS & LOANS-THRIFTS (CONTINUED)
                                                                          $
 Golden State Bancorp                                   72,510               2,667,643
                                                                             7,544,237
TOBACCO (3.15%)
 UST                                                   394,800              12,076,932
TOYS (0.98%)
 Mattel                                                205,100               3,765,636
WATER (1.09%)
 American Water Works                                   93,300               4,177,974
                                          TOTAL COMMON STOCKS              344,073,520

                                                    Principal
                                                     Amount                  Value
---------------------------------------------------------------------------------------------
COMMERCIAL PAPER (9.53%)
DIVERSIFIED FINANCIAL SERVICES (4.53%)
 General Electric Capital                          100,000,000
                                                   $                      $
  1.75%; 11/05/02                                    1,265,000               1,264,754
  1.78%; 11/06/02                                   16,130,000              16,126,012
                                                                            17,390,766
FINANCE-CONSUMER LOANS (0.94%)
 American General Finance                          100,000,000
  1.75%; 11/04/02                                    3,615,000               3,614,473
INVESTMENT COMPANIES (4.06%)
 Investment in Joint Trading Account;
  Exxon Asset Management                           100,000,000
  1.82%; 11/01/02                                   15,588,130              15,588,130
                                       TOTAL COMMERCIAL PAPER               36,593,369
                                                                          ------------

                         TOTAL PORTFOLIO INVESTMENTS (99.15%)              380,666,889
CASH, RECEIVABLES AND OTHER ASSETS, NET OF
 LIABILITIES (0.85%)                                                         3,281,266
                                   TOTAL NET ASSETS (100.00%)             $383,948,155
                                                                          --------------



/1 /Non-income producing security.
See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                    PRINCIPAL PARTNERS BLUE CHIP FUND, INC.

                                OCTOBER 31, 2002

                                                       Shares
                                                        Held                   Value
-----------------------------------------------------------------------------------------------
COMMON STOCKS (97.18%)
ADVERTISING AGENCIES (0.28%)
                                                                           $
 Interpublic Group                                       11,770                 140,887
 Omnicom Group                                            4,080                 235,130
                                                                                376,017
AEROSPACE & DEFENSE (0.60%)
 Boeing                                                   9,110                 271,023
 Northrop Grumman                                           400                  41,252
 Raytheon                                                 8,190                 241,605
 Rockwell Collins                                        10,410                 234,537
                                                                                788,417
AEROSPACE & DEFENSE EQUIPMENT (1.08%)
 General Dynamics                                         4,310                 341,050
 Lockheed Martin                                          7,660                 443,514
 United Technologies                                     10,440                 643,835
                                                                              1,428,399
AGRICULTURAL OPERATIONS (0.04%)
 Monsanto                                                 3,085                  50,995
APPAREL MANUFACTURERS (0.18%)
 Liz Claiborne                                            8,230                 244,596
APPLIANCES (0.14%)
 Whirlpool                                                4,080                 190,169
APPLICATIONS SOFTWARE (3.67%)
 Intuit /1/                                               7,300                 379,016
 Microsoft /1/                                           83,570               4,468,488
                                                                              4,847,504
ATHLETIC FOOTWEAR (0.19%)
 Nike                                                     5,360                 252,938
AUTO-CARS & LIGHT TRUCKS (0.43%)
 Ford Motor                                              26,120                 220,975
 General Motors                                          10,440                 347,130
                                                                                568,105
BEVERAGES-NON-ALCOHOLIC (2.62%)
 Coca-Cola                                               40,370               1,876,398
 Coca-Cola Enterprises                                   14,730                 351,163
 Pepsico                                                 28,020               1,235,682
                                                                              3,463,243
BREWERY (0.66%)
 Anheuser-Busch                                          16,420                 866,319
BROADCASTING SERVICES & PROGRAMMING (0.17%)
 Clear Channel Communications /1/                         6,140                 227,487
BUILDING-RESIDENTIAL & COMMERCIAL (0.15%)
 KB Home                                                  4,150                 195,880
CABLE TV (0.34%)
 Comcast /1/                                             19,540                 449,615
CELLULAR TELECOMMUNICATIONS (0.28%)
 AT&T Wireless Services /1/                              54,429                 373,927
CHEMICALS-DIVERSIFIED (1.35%)
 Dow Chemical                                             8,170                 212,338
 E.I. Du Pont de Nemours                                 20,290                 836,963
 Hercules /1/                                            21,790                 209,184
                                                       Shares
                                                        Held                   Value
-----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
CHEMICALS-DIVERSIFIED (CONTINUED)
                                                                           $
 PPG Industries                                           5,560                 261,487
 Rohm & Haas                                              7,920                 263,498
                                                                              1,783,470
CIRCUIT BOARDS (0.17%)
 Jabil Circuit /1/                                       14,900                 229,907
COMMERCIAL BANKS (0.27%)
 BB&T                                                     2,390                  86,638
 First Tennessee National                                 7,280                 269,942
                                                                                356,580
COMMERCIAL SERVICE-FINANCE (0.18%)
 Deluxe                                                   5,020                 232,024
COMPUTER SERVICES (0.29%)
 Computer Sciences /1/                                    7,500                 242,175
 Electronic Data Systems                                  9,370                 141,112
                                                                                383,287
COMPUTERS (3.34%)
 Dell Computer /1/                                       47,510               1,359,261
 Hewlett-Packard                                         61,137                 965,965
 International Business Machines                         23,760               1,875,614
 Sun Microsystems /1/                                    72,700                 215,265
                                                                              4,416,105
COMPUTERS-INTEGRATED SYSTEMS (0.14%)
 NCR /1/                                                  8,400                 186,816
COMPUTERS-MEMORY DEVICES (0.33%)
 EMC /1/                                                 53,020                 270,932
 Veritas Software /1/                                    10,800                 164,700
                                                                                435,632
CONSUMER PRODUCTS-MISCELLANEOUS (0.44%)
 Clorox                                                   6,180                 277,667
 Fortune Brands                                           6,000                 300,360
                                                                                578,027
CONTAINERS-PAPER & PLASTIC (0.33%)
 Bemis                                                    4,350                 226,591
 Sealed Air /1/                                          13,340                 204,369
                                                                                430,960
COSMETICS & TOILETRIES (3.11%)
 Alberto-Culver                                           4,590                 236,936
 Colgate-Palmolive                                       11,360                 624,573
 Gillette                                                19,790                 591,325
 International Flavors & Fragrances                       7,320                 245,586
 Kimberly-Clark                                           8,540                 439,810
 Procter & Gamble                                        22,240               1,967,128
                                                                              4,105,358
CRUISE LINES (0.21%)
 Carnival                                                10,650                 278,178
DATA PROCESSING & MANAGEMENT (1.00%)
 Automatic Data Processing                               13,100                 557,143
 First Data                                              16,090                 562,185
 Fiserv /1/                                               6,530                 203,997
                                                                              1,323,325
                                                       Shares
                                                        Held                   Value
-----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
DISTRIBUTION-WHOLESALE (0.21%)
                                                                           $
 W.W. Grainger                                            5,720                 277,191
DIVERSIFIED FINANCIAL SERVICES (2.03%)
 Citigroup                                               72,740               2,687,743
DIVERSIFIED MANUFACTURING OPERATIONS (4.94%)
 3M                                                       7,560                 959,666
 Cooper Industries                                        7,330                 230,822
 Danaher                                                  3,480                 201,318
 General Electric /2/                                   149,580               3,776,895
 Honeywell International                                 15,850                 379,449
 Illinois Tool Works                                      7,500                 460,500
 Tyco International                                      36,100                 522,006
                                                                              6,530,656
DIVERSIFIED OPERATORS-COMMERCIAL SERVICE (0.18%)
 Cendant /1/                                             20,530                 236,095
E-COMMERCE-SERVICES (0.27%)
 eBay /1/                                                 5,750                 363,745
ELECTRIC PRODUCTS-MISCELLANEOUS (0.21%)
 Emerson Electric                                         5,880                 283,298
ELECTRIC-INTEGRATED (1.87%)
 Ameren                                                   6,220                 251,288
 Centerpoint Energy                                      18,180                 128,714
 Dominion Resources                                       8,040                 385,920
 Duke Energy                                             16,320                 334,397
 Edison International /1/                                22,260                 223,713
 Entergy                                                  8,150                 359,334
 Exelon                                                   5,400                 272,160
 FirstEnergy                                             10,700                 347,215
 Southern                                                 5,550                 164,835
                                                                              2,467,576
ELECTRONIC COMPONENTS-SEMICONDUCTOR (2.22%)
 Intel                                                  100,070               1,731,211
 LSI Logic /1/                                           33,550                 197,945
 QLogic /1/                                               7,910                 275,347
 Texas Instruments                                       33,110                 525,125
 Xilinx /1/                                              10,660                 202,433
                                                                              2,932,061
ELECTRONIC FORMS (0.14%)
 Adobe Systems                                            7,910                 186,992
ENTERPRISE SOFTWARE & SERVICE (0.89%)
 Computer Associates International                       15,280                 227,061
 Oracle /1/                                              92,520                 948,330
                                                                              1,175,391
FIDUCIARY BANKS (1.06%)
 Bank of New York                                        14,970                 389,220
 Mellon Financial                                        12,900                 364,941
 Northern Trust                                           7,300                 254,186
 State Street                                             9,560                 395,497
                                                                              1,403,844
FINANCE-CONSUMER LOANS (0.40%)
 Household International                                  5,950                 141,372
                                                       Shares
                                                        Held                   Value
-----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FINANCE-CONSUMER LOANS (CONTINUED)
                                                                           $
 SLM                                                      3,740                 384,248
                                                                                525,620
FINANCE-CREDIT CARD (1.24%)
 American Express                                        24,540                 892,520
 Capital One Financial                                    6,740                 205,368
 MBNA                                                    26,550                 539,230
                                                                              1,637,118
FINANCE-INVESTMENT BANKER & BROKER (1.53%)
 Bear Stearns                                             4,240                 258,852
 Goldman Sachs Group                                      8,140                 582,824
 Lehman Brothers Holdings                                   990                  52,737
 Merrill Lynch                                           15,480                 587,466
 Morgan Stanley Dean Witter                              13,770                 535,929
                                                                              2,017,808
FINANCE-MORTGAGE LOAN/BANKER (1.44%)
 Federal Home Loan Mortgage                              11,340                 698,317
 Federal National Mortgage Association                   18,070               1,208,160
                                                                              1,906,477
FINANCIAL GUARANTEE INSURANCE (0.45%)
 AMBAC Financial Group                                    5,260                 325,068
 MBIA                                                     6,140                 268,011
                                                                                593,079
FOOD-MISCELLANEOUS/DIVERSIFIED (0.62%)
 Conagra Foods                                            1,980                  48,015
 General Mills                                            1,580                  65,286
 H.J. Heinz                                               1,420                  45,667
 Kellogg                                                 10,340                 329,432
 Sara Lee                                                14,340                 327,382
                                                                                815,782
FOOD-RETAIL (0.54%)
 Albertson's                                              9,180                 204,806
 Kroger                                                  14,100                 209,244
 Safeway /1/                                             13,180                 304,458
                                                                                718,508
FOOD-WHOLESALE & DISTRIBUTION (0.25%)
 Supervalu                                               11,310                 190,008
 Sysco                                                    4,260                 134,957
                                                                                324,965
HEALTH CARE COST CONTAINMENT (0.24%)
 McKesson                                                10,820                 322,544
HOME DECORATION PRODUCTS (0.23%)
 Newell Rubbermaid                                        9,380                 304,100
HOME FURNISHINGS (0.18%)
 Leggett & Platt                                         11,320                 236,022
INDUSTRIAL GASES (0.21%)
 Air Products & Chemicals                                 6,150                 271,830
INSTRUMENTS-SCIENTIFIC (0.15%)
 Applied Biosystems Group                                 9,630                 194,815
INSURANCE BROKERS (0.41%)
 Marsh & McLennan                                        11,590                 541,369
                                                       Shares
                                                        Held                   Value
-----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
INTERNET BROKERS (0.04%)
                                                                           $
 Charles Schwab                                           5,420                  49,756
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.17%)
 T. Rowe Price Group                                      8,010                 226,122
LIFE & HEALTH INSURANCE (0.81%)
 Aflac                                                    9,710                 295,573
 John Hancock Financial Services                         10,540                 308,822
 Lincoln National                                         6,840                 208,688
 Torchmark                                                7,240                 259,192
                                                                              1,072,275
MACHINERY-CONSTRUCTION & MINING (0.13%)
 Caterpillar                                              4,370                 178,515
MACHINERY-GENERAL INDUSTRY (0.40%)
 Dover                                                    9,350                 234,498
 Ingersoll-Rand                                           7,710                 300,690
                                                                                535,188
MEDICAL INSTRUMENTS (1.51%)
 Boston Scientific /1/                                   12,670                 476,772
 Guidant /1/                                              8,490                 251,049
 Medtronic                                               22,730               1,018,304
 St. Jude Medical /1/                                     7,050                 251,051
                                                                              1,997,176
MEDICAL PRODUCTS (2.51%)
 Baxter International                                    10,650                 266,463
 Johnson & Johnson                                       47,360               2,782,400
 Stryker                                                  4,330                 273,223
                                                                              3,322,086
MEDICAL-BIOMEDICAL/GENE (1.00%)
 Amgen /1/                                               19,620                 913,507
 Biogen /1/                                               4,800                 176,112
 Chiron /1/                                               6,040                 238,580
                                                                              1,328,199
MEDICAL-DRUGS (7.11%)
 Abbott Laboratories                                     22,430                 939,144
 Allergan                                                 4,500                 245,025
 Bristol-Myers Squibb                                    23,985                 590,271
 Eli Lilly                                               17,970                 997,335
 Forest Laboratories /1/                                  4,430                 434,096
 Merck                                                   33,610               1,823,006
 Pfizer                                                 102,510               3,256,743
 Schering-Plough                                         20,420                 435,967
 Wyeth                                                   20,290                 679,715
                                                                              9,401,302
MEDICAL-HMO (0.83%)
 Humana /1/                                              17,420                 212,175
 UnitedHealth Group                                       5,980                 543,881
 Wellpoint Health Networks /1/                            4,480                 336,941
                                                                              1,092,997
MEDICAL-HOSPITALS (0.65%)
 HCA                                                      9,290                 404,022
 Health Management Associates /1/                        10,720                 204,966
 Tenet Healthcare /1/                                     8,590                 246,963
                                                                                855,951
                                                       Shares
                                                        Held                   Value
-----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL-WHOLESALE DRUG DISTRIBUTION (0.53%)
                                                                           $
 Cardinal Health                                         10,050                 695,561
METAL-ALUMINUM (0.12%)
 Alcoa                                                    7,460                 164,568
MONEY CENTER BANKS (2.47%)
 Bank of America                                         26,140               1,824,572
 JP Morgan Chase                                         27,290                 566,268
 Wachovia                                                25,290                 879,839
                                                                              3,270,679
MOTORCYCLE & MOTOR SCOOTER (0.31%)
 Harley-Davidson                                          7,790                 407,417
MULTI-LINE INSURANCE (2.23%)
 Allstate                                                 7,100                 282,438
 American International Group                            37,783               2,363,327
 MetLife                                                  7,430                 177,428
 Prudential Financial /1/                                 4,120                 120,304
                                                                              2,943,497
MULTIMEDIA (2.52%)
 AOL Time Warner /1/                                     61,450                 906,387
 Gannett                                                  6,230                 473,044
 McGraw-Hill                                                770                  49,665
 Viacom /1/                                              29,600               1,320,456
 Walt Disney                                             35,170                 587,339
                                                                              3,336,891
NETWORKING PRODUCTS (1.07%)
 Cisco Systems /1/                                      126,060               1,409,351
NON-HAZARDOUS WASTE DISPOSAL (0.23%)
 Waste Management                                        13,080                 301,102
OFFICE AUTOMATION & EQUIPMENT (0.37%)
 Pitney Bowes                                             7,050                 236,528
 Xerox /1/                                               37,710                 250,394
                                                                                486,922
OFFICE SUPPLIES & FORMS (0.23%)
 Avery Dennison                                           4,900                 304,976
OIL & GAS DRILLING (0.64%)
 Nabors Industries /1/                                    7,710                 269,619
 Noble /1/                                                8,160                 263,731
 Transocean Sedco Forex                                  14,080                 309,478
                                                                                842,828
OIL COMPANY-EXPLORATION & PRODUCTION (0.22%)
 Apache                                                   5,500                 297,330
OIL COMPANY-INTEGRATED (4.22%)
 ChevronTexaco                                           16,613               1,123,537
 ConocoPhillips                                           6,876                 333,486
 Exxon Mobil                                            111,848               3,764,804
 Occidental Petroleum                                    12,470                 355,769
                                                                              5,577,596
OIL-FIELD SERVICES (0.20%)
 Schlumberger                                             6,460                 259,111
PAPER & RELATED PRODUCTS (0.57%)
 International Paper                                      3,510                 122,604
                                                       Shares
                                                        Held                   Value
-----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
PAPER & RELATED PRODUCTS (CONTINUED)
                                                                           $
 Louisiana-Pacific                                       25,060                 168,904
 Temple-Inland                                            4,990                 204,690
 Weyerhaeuser                                             5,810                 263,193
                                                                                759,391
PHARMACEUTICALS (0.59%)
 Pharmacia                                               18,070                 777,010
PHOTO EQUIPMENT & SUPPLIES (0.13%)
 Eastman Kodak                                            5,110                 168,375
PIPELINES (0.15%)
 El Paso                                                 24,996                 193,719
PROPERTY & CASUALTY INSURANCE (0.50%)
 ACE                                                      7,030                 216,172
 Progressive                                              5,540                 304,700
 Travelers Property Casualty /1/                          3,504                  46,498
 Travelers Property Casualty /1/                          7,194                  97,263
                                                                                664,633
PUBLISHING-NEWSPAPERS (0.25%)
 Knight Ridder                                            4,470                 269,005
 Tribune                                                  1,160                  55,738
                                                                                324,743
REGIONAL BANKS (4.24%)
 Bank One                                                23,130                 892,124
 Comerica                                                 5,160                 225,286
 Fifth Third Bancorp                                     11,340                 720,090
 FleetBoston Financial                                   22,420                 524,404
 National City                                           16,110                 437,064
 PNC Financial Services Group                             8,440                 343,170
 Suntrust Banks                                           1,540                  93,694
 Union Planters                                           9,165                 259,003
 US Bancorp                                              27,050                 570,485
 Wells Fargo                                             30,420               1,535,297
                                                                              5,600,617
RETAIL-BEDDING (0.21%)
 Bed Bath & Beyond /1/                                    8,000                 283,680
RETAIL-BUILDING PRODUCTS (1.23%)
 Home Depot                                              42,750               1,234,620
 Lowe's                                                   9,280                 387,254
                                                                              1,621,874
RETAIL-DISCOUNT (3.42%)
 Costco Wholesale /1/                                     4,030                 136,738
 Dollar General                                          17,430                 243,323
 Target                                                  19,110                 575,593
 Wal-Mart Stores                                         66,580               3,565,359
                                                                              4,521,013
RETAIL-DRUG STORE (0.32%)
 Walgreen                                                12,700                 428,625
RETAIL-MAJOR DEPARTMENT STORE (0.37%)
 May Department Stores                                   10,720                 250,312
 Sears Roebuck                                            9,070                 238,178
                                                                                488,490
                                                       Shares
                                                        Held                   Value
-----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-OFFICE SUPPLIES (0.16%)
                                                                           $
 Staples /1/                                             13,360                 207,080
RETAIL-REGIONAL DEPARTMENT STORE (0.51%)
 Federated Department Stores /1/                          7,410                 227,487
 Kohls /1/                                                7,730                 451,819
                                                                                679,306
RETAIL-RESTAURANTS (0.37%)
 McDonald's                                              27,230                 493,135
RUBBER-TIRES (0.09%)
 Cooper Tire & Rubber                                     9,170                 119,302
SAVINGS & LOANS-THRIFTS (0.44%)
 Washington Mutual                                       16,190                 578,954
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.45%)
 Analog Devices /1/                                      10,820                 289,976
 Linear Technology                                       10,990                 303,764
                                                                                593,740
SEMICONDUCTOR EQUIPMENT (0.35%)
 Applied Materials /1/                                   18,340                 275,650
 Kla-Tencor /1/                                           5,260                 187,309
                                                                                462,959
STEEL-PRODUCERS (0.16%)
 Nucor                                                    4,980                 209,857
TELECOMMUNICATION EQUIPMENT (0.34%)
 Qualcomm /1/                                             6,890                 237,843
 Scientific-Atlanta                                      17,080                 208,547
                                                                                446,390
TELEPHONE-INTEGRATED (4.29%)
 Alltel                                                   7,800                 387,738
 AT&T                                                    61,370                 800,265
 BellSouth                                               32,890                 860,073
 SBC Communications                                      58,380               1,498,031
 Sprint                                                  22,430                 278,581
 Verizon Communications                                  48,858               1,844,878
                                                                              5,669,566
TOBACCO (1.03%)
 Philip Morris                                           33,370               1,359,827
TOOLS-HAND HELD (0.20%)
 Black & Decker                                           5,710                 267,000
TRANSPORT-RAIL (0.74%)
 Burlington Northern Santa Fe                            10,710                 275,568
 Norfolk Southern                                        14,370                 290,274
 Union Pacific                                            7,080                 418,074
                                                                                983,916
TRANSPORT-SERVICES (1.07%)
 FedEx                                                    7,190                 382,436
 United Parcel Service                                   17,130               1,027,971
                                                                              1,410,407
WEB PORTALS (0.24%)
 Yahoo /1/                                               21,410                 319,437
                                                       Shares
                                                        Held                   Value
-----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
WIRELESS EQUIPMENT (0.34%)
                                                                           $
 Motorola                                                49,400                 452,998
                                           TOTAL COMMON STOCKS              128,461,349

                                                     Principal
                                                       Amount                  Value
-----------------------------------------------------------------------------------------------
COMMERCIAL PAPER (3.01%)
INVESTMENT COMPANIES (3.01%)
 Investment in Joint Trading Account;   Exxon
  Asset Management
                                                     $                     $
  1.82%; 11/01/02                                     3,976,050               3,976,050
                                        TOTAL COMMERCIAL PAPER                3,976,050
                                                                           ------------

                         TOTAL PORTFOLIO INVESTMENTS (100.19%)              132,437,399
LIABILITIES, NET OF CASH, RECEIVABLES AND OTHER ASSETS
 (-0.19%)                                                                      (252,715)
                                    TOTAL NET ASSETS (100.00%)             $132,184,684
                                                                           ---------------

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                    PRINCIPAL PARTNERS BLUE CHIP FUND, INC.

                                OCTOBER 31, 2002

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                    PRINCIPAL PARTNERS BLUE CHIP FUND, INC.

                                OCTOBER 31, 2002

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                    PRINCIPAL PARTNERS BLUE CHIP FUND, INC.

                                OCTOBER 31, 2002

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                    PRINCIPAL PARTNERS BLUE CHIP FUND, INC.

                                OCTOBER 31, 2002



                                                        Unrealized
  Contract                   Opening       Current     Gain (Loss)
    Type       Commitment  Market Value  Market Value
-------------------------------------------------------------------
FUTURES CONTRACTS
17 S&P 500       Buy        $3,698,875    $3,762,950      $64,075
Decmber, 2002
Futures


/1 /Non-income producing security.
/2 /Security or a portion of the security was pledged to cover margin requirements for futures contracts

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                  PRINCIPAL PARTNERS EQUITY GROWTH FUND, INC.

                                OCTOBER 31, 2002

                                                     Shares
                                                      Held                 Value
------------------------------------------------------------------------------------------
COMMON STOCKS (95.95%)
AEROSPACE & DEFENSE EQUIPMENT (2.44%)
                                                                        $
 General Dynamics                                      4,800                379,824
 Lockheed Martin                                       8,350                483,465
 United Technologies                                   5,950                366,936
                                                                          1,230,225
APPLICATIONS SOFTWARE (5.69%)
 Microsoft /1/                                        53,575              2,864,655
BEVERAGES-NON-ALCOHOLIC (3.32%)
 Coca-Cola                                            21,375                993,510
 Pepsico                                              15,395                678,919
                                                                          1,672,429
BREWERY (1.19%)
 Anheuser-Busch                                       11,380                600,409
CIRCUIT BOARDS (0.38%)
 Jabil Circuit /1/                                    12,430                191,795
COMMERCIAL SERVICES (0.58%)
 Weight Watchers International /1/                     6,150                291,203
COMPUTER SERVICES (0.51%)
 Affiliated Computer Services /1/                      2,050                 94,403
 Sungard Data Systems /1/                              7,290                161,619
                                                                            256,022
COMPUTERS (3.72%)
 Dell Computer /1/                                    35,650              1,019,946
 Hewlett-Packard                                       8,700                137,460
 International Business Machines                       8,300                655,202
 Sun Microsystems /1/                                 20,525                 60,775
                                                                          1,873,383
COMPUTERS-MEMORY DEVICES (0.47%)
 EMC /1/                                              31,125                159,049
 Veritas Software /1/                                  5,050                 77,012
                                                                            236,061
COSMETICS & TOILETRIES (3.60%)
 Alberto-Culver                                        4,000                206,480
 Colgate-Palmolive                                     5,850                321,633
 Gillette                                              8,700                259,956
 Procter & Gamble                                     11,600              1,026,020
                                                                          1,814,089
DATA PROCESSING & MANAGEMENT (1.16%)
 Automatic Data Processing                             5,600                238,168
 First Data                                            9,900                345,906
                                                                            584,074
DIVERSIFIED FINANCIAL SERVICES (4.00%)
 Citigroup                                            54,616              2,018,061
DIVERSIFIED MANUFACTURING OPERATIONS (6.05%)
 3M                                                    3,850                488,719
 General Electric                                    101,450              2,561,612
                                                                          3,050,331
ELECTRONIC COMPONENTS-SEMICONDUCTOR (3.95%)
 Intel                                                75,500              1,306,150
 Microchip Technology /1/                              6,200                151,280
 Texas Instruments                                    19,675                312,045
                                                     Shares
                                                      Held                 Value
------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRONIC COMPONENTS-SEMICONDUCTOR (CONTINUED)
                                                                        $
 Xilinx /1/                                           11,725                222,658
                                                                          1,992,133
ENTERPRISE SOFTWARE & SERVICE (1.28%)
 Oracle /1/                                           50,300                515,575
 Peoplesoft /1/                                        7,250                131,225
                                                                            646,800
ENTERTAINMENT SOFTWARE (0.39%)
 Electronic Arts /1/                                   3,000                195,360
FIDUCIARY BANKS (1.55%)
 Bank of New York                                     29,950                778,700
FINANCE-CREDIT CARD (1.67%)
 American Express                                     23,200                843,784
FINANCE-INVESTMENT BANKER & BROKER (1.05%)
 Goldman Sachs Group                                   7,375                528,050
FINANCE-MORTGAGE LOAN/BANKER (2.45%)
 Federal Home Loan Mortgage                           20,050              1,234,679
FOOD-MISCELLANEOUS/DIVERSIFIED (0.76%)
 Kraft Foods /1/                                       9,650                381,175
FOOD-WHOLESALE & DISTRIBUTION (0.51%)
 Sysco                                                 8,050                255,024
INTERNET BROKERS (0.38%)
 Charles Schwab                                       21,100                193,698
MEDICAL INSTRUMENTS (1.52%)
 Medtronic                                            17,075                764,960
MEDICAL PRODUCTS (2.71%)
 Johnson & Johnson                                    23,225              1,364,469
MEDICAL-BIOMEDICAL/GENE (2.13%)
 Amgen /1/                                            15,965                743,330
 Idec Pharmaceuticals /1/                              7,225                332,495
                                                                          1,075,825
MEDICAL-DRUGS (10.52%)
 Abbott Laboratories                                  15,550                651,078
 Bristol-Myers Squibb                                 10,750                264,558
 Celgene /1/                                           4,500                 99,675
 Eli Lilly                                             9,800                543,900
 Forest Laboratories /1/                               1,875                183,731
 Merck                                                15,750                854,280
 Pfizer                                               69,400              2,204,838
 Wyeth                                                14,850                497,475
                                                                          5,299,535
MEDICAL-HMO (0.97%)
 UnitedHealth Group                                    5,350                486,583
MEDICAL-HOSPITALS (1.40%)
 HCA                                                  16,200                704,538
MEDICAL-WHOLESALE DRUG DISTRIBUTION (0.90%)
 AmerisourceBergen                                     2,450                174,318
 Cardinal Health                                       4,025                278,570
                                                                            452,888
                                                     Shares
                                                      Held                 Value
------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MONEY CENTER BANKS (0.51%)
                                                                        $
 JP Morgan Chase                                      12,500                259,375
MOTORCYCLE & MOTOR SCOOTER (0.26%)
 Harley-Davidson                                       2,550                133,365
MULTI-LINE INSURANCE (2.50%)
 American International Group                         20,125              1,258,819
MULTIMEDIA (2.32%)
 AOL Time Warner /1/                                  20,800                306,800
 Gannett                                               3,950                299,924
 Viacom /1/                                           12,620                562,978
                                                                          1,169,702
NETWORKING PRODUCTS (1.97%)
 Cisco Systems /1/                                    88,725                991,945
OIL COMPANY-EXPLORATION & PRODUCTION (0.50%)
 Devon Energy                                          5,000                252,500
OIL-FIELD SERVICES (1.45%)
 Baker Hughes                                         15,725                456,811
 BJ Services /1/                                       9,000                272,970
                                                                            729,781
PHARMACEUTICALS (1.17%)
 Pharmacia                                            13,718                589,874
REGIONAL BANKS (0.87%)
 Fifth Third Bancorp                                   6,875                436,563
RETAIL-APPAREL & SHOE (0.24%)
 Limited                                               7,825                122,618
RETAIL-BEDDING (0.45%)
 Bed Bath & Beyond /1/                                 6,400                226,944
RETAIL-BUILDING PRODUCTS (2.23%)
 Home Depot                                           28,730                829,722
 Lowe's                                                7,050                294,197
                                                                          1,123,919
RETAIL-DISCOUNT (5.30%)
 Costco Wholesale /1/                                  5,600                190,008
 Dollar General                                       10,200                142,392
 Dollar Tree Stores /1/                                4,200                110,418
 Target                                                8,350                251,502
 TJX                                                  12,750                261,630
 Wal-Mart Stores                                      32,050              1,716,277
                                                                          2,672,227
RETAIL-DRUG STORE (0.71%)
 Walgreen                                             10,675                360,281
RETAIL-JEWELRY (0.28%)
 Tiffany                                               5,375                140,718
RETAIL-REGIONAL DEPARTMENT STORE (0.71%)
 Kohls /1/                                             6,150                359,468
RETAIL-RESTAURANTS (0.68%)
 Wendy's International                                 3,150                 99,792
 Yum! Brands /1/                                      10,850                244,451
                                                                            344,243
                                                     Shares
                                                      Held                 Value
------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
SCHOOLS (0.30%)
                                                                        $
 Apollo Group /1/                                      3,700                153,550
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.96%)
 Analog Devices /1/                                    2,850                 76,380
 Linear Technology                                     7,800                215,592
 Maxim Integrated Products /1/                         5,950                189,448
                                                                            481,420
SEMICONDUCTOR EQUIPMENT (0.68%)
 Applied Materials /1/                                13,600                204,408
 Novellus Systems /1/                                  4,400                139,040
                                                                            343,448
TELECOMMUNICATION EQUIPMENT (0.54%)
 Qualcomm /1/                                          7,925                273,571
TELEPHONE-INTEGRATED (1.16%)
 Verizon Communications                               15,442                583,090
TELEVISION (0.85%)
 Univision Communications /1/                         16,475                426,867
THERAPEUTICS (0.31%)
 Gilead Sciences /1/                                   4,425                153,725
TOBACCO (1.22%)
 Philip Morris                                        15,050                613,287
WIRELESS EQUIPMENT (0.53%)
 Motorola                                             29,300                268,681
                                        TOTAL COMMON STOCKS              48,350,919
                                                                        -----------

                       TOTAL PORTFOLIO INVESTMENTS (95.95%)              48,350,919
CASH, RECEIVABLES AND OTHER ASSETS, NET OF LIABILITIES
 (4.05%)                                                                  2,039,356
                                 TOTAL NET ASSETS (100.00%)             $50,390,275
                                                                        -------------


1    Non-income producing security.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                  PRINCIPAL PARTNERS LARGECAP BLEND FUND, INC.

                                OCTOBER 31, 2002

                                                     Shares
                                                      Held                Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (93.78%)
ADVERTISING AGENCIES (0.68%)
                                                                       $
 Interpublic Group                                    3,700                 44,289
 Omnicom Group                                        2,200                126,786
                                                                           171,075
AEROSPACE & DEFENSE (0.86%)
 Raytheon                                             7,400                218,300
AEROSPACE & DEFENSE EQUIPMENT (1.03%)
 Lockheed Martin                                      4,500                260,550
AGRICULTURAL OPERATIONS (0.12%)
 Monsanto                                             1,767                 29,208
APPLICATIONS SOFTWARE (3.27%)
 Intuit /1/                                           6,500                337,480
 Microsoft /1/                                        9,200                491,924
                                                                           829,404
ATHLETIC FOOTWEAR (0.50%)
 Nike                                                 2,700                127,413
BEVERAGES-NON-ALCOHOLIC (2.71%)
 Coca-Cola                                            8,800                409,024
 Pepsico                                              6,290                277,389
                                                                           686,413
BREWERY (0.92%)
 Anheuser-Busch                                       4,400                232,144
BROADCASTING SERVICES & PROGRAMMING (0.51%)
 Clear Channel Communications /1/                     3,500                129,675
COMMERCIAL SERVICE-FINANCE (1.80%)
 H&R Block                                           10,300                457,114
COMPUTER SERVICES (0.43%)
 Sungard Data Systems /1/                             4,900                108,633
COMPUTERS (3.19%)
 Dell Computer /1/                                   11,800                337,598
 Hewlett-Packard                                     10,300                162,740
 International Business Machines                      3,900                307,866
                                                                           808,204
COMPUTERS-MEMORY DEVICES (0.38%)
 EMC /1/                                             18,700                 95,557
COMPUTERS-PERIPHERAL EQUIPMENT (0.87%)
 Lexmark International /1/                            3,700                219,854
COSMETICS & TOILETRIES (1.82%)
 Gillette                                             4,500                134,460
 Procter & Gamble                                     3,700                327,265
                                                                           461,725
DATA PROCESSING & MANAGEMENT (0.78%)
 Fiserv /1/                                           6,350                198,374
DIVERSIFIED FINANCIAL SERVICES (2.10%)
 Citigroup                                           14,400                532,080
DIVERSIFIED MANUFACTURING OPERATIONS (5.61%)
 3M                                                   2,200                279,268
 Danaher                                              3,300                190,905
 Eaton                                                3,300                225,687
                                                     Shares
                                                      Held                Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
DIVERSIFIED MANUFACTURING OPERATIONS (CONTINUED)
                                                                       $
 General Electric                                    20,300                512,575
 Textron                                              5,200                213,200
                                                                         1,421,635
ELECTRIC-INTEGRATED (3.04%)
 Cinergy                                              7,700                239,547
 FirstEnergy                                          4,300                139,535
 FPL Group                                            3,800                224,124
 NiSource                                            10,100                166,852
                                                                           770,058
ELECTRONIC COMPONENTS-SEMICONDUCTOR (1.20%)
 Intel                                                8,900                153,970
 Micron Technology /1/                                9,400                150,400
                                                                           304,370
ENTERPRISE SOFTWARE & SERVICE (0.62%)
 Oracle /1/                                          15,400                157,850
FIDUCIARY BANKS (0.91%)
 Bank of New York                                     8,900                231,400
FINANCE-INVESTMENT BANKER & BROKER (1.72%)
 Goldman Sachs Group                                    600                 42,960
 Lehman Brothers Holdings                             5,200                277,004
 Morgan Stanley Dean Witter                           3,000                116,760
                                                                           436,724
FINANCE-MORTGAGE LOAN/BANKER (1.56%)
 Federal Home Loan Mortgage                           2,600                160,108
 Federal National Mortgage Association                3,500                234,010
                                                                           394,118
FOOD-CONFECTIONERY (0.54%)
 Wm. Wrigley Jr.                                      2,600                137,202
FOOD-MISCELLANEOUS/DIVERSIFIED (0.97%)
 McCormick                                           11,100                246,864
FOOD-RETAIL (0.88%)
 Kroger                                              15,000                222,600
GAS-DISTRIBUTION (0.45%)
 Sempra Energy                                        5,200                115,128
INSTRUMENTS-CONTROLS (0.74%)
 Johnson Controls                                     2,400                187,200
INSURANCE BROKERS (1.16%)
 Marsh & McLennan                                     6,300                294,273
LIFE & HEALTH INSURANCE (0.71%)
 Lincoln National                                     5,900                180,009
MACHINERY-CONSTRUCTION & MINING (0.81%)
 Caterpillar                                          5,000                204,250
MEDICAL INSTRUMENTS (0.60%)
 St. Jude Medical /1/                                 4,300                153,123
MEDICAL PRODUCTS (2.05%)
 Baxter International                                 7,300                182,646
 Zimmer Holdings /1/                                  8,140                335,531
                                                                           518,177
                                                     Shares
                                                      Held                Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL-BIOMEDICAL/GENE (0.71%)
                                                                       $
 Biogen /1/                                           4,900                179,781
MEDICAL-DRUGS (7.96%)
 Abbott Laboratories                                  9,200                385,204
 Bristol-Myers Squibb                                 5,600                137,816
 Eli Lilly                                            5,000                277,500
 Merck                                                6,300                341,712
 Pfizer                                              15,300                486,081
 Schering-Plough                                     12,200                260,470
 Wyeth                                                3,800                127,300
                                                                         2,016,083
MEDICAL-GENERIC DRUGS (1.04%)
 Mylan Laboratories                                   8,400                264,348
MEDICAL-HMO (1.46%)
 Wellpoint Health Networks /1/                        4,900                368,529
MEDICAL-HOSPITALS (0.59%)
 Tenet Healthcare /1/                                 5,200                149,500
MEDICAL-WHOLESALE DRUG DISTRIBUTION (1.69%)
 Cardinal Health                                      6,200                429,102
METAL-ALUMINUM (0.82%)
 Alcoa                                                9,400                207,364
MISCELLANEOUS INVESTING (1.01%)
 Simon Property Group                                 7,500                256,125
MONEY CENTER BANKS (1.27%)
 Bank of America                                      4,600                321,080
MULTIMEDIA (2.81%)
 AOL Time Warner /1/                                 13,500                199,125
 Gannett                                              3,400                258,162
 Viacom /1/                                           5,700                254,277
                                                                           711,564
NETWORKING PRODUCTS (0.60%)
 Cisco Systems /1/                                   13,500                150,930
NON-HAZARDOUS WASTE DISPOSAL (0.87%)
 Waste Management                                     9,600                220,992
OIL COMPANY-EXPLORATION & PRODUCTION (0.40%)
 Anadarko Petroleum                                   2,300                102,442
OIL COMPANY-INTEGRATED (4.50%)
 ChevronTexaco                                        4,800                324,624
 ConocoPhillips                                       2,000                 97,000
 Exxon Mobil                                         14,200                477,972
 Royal Dutch Petroleum                                5,600                239,568
                                                                         1,139,164
OIL-FIELD SERVICES (1.50%)
 Baker Hughes                                         5,200                151,060
 Schlumberger                                         5,700                228,627
                                                                           379,687
PAPER & RELATED PRODUCTS (1.69%)
 International Paper                                  8,200                286,426
                                                     Shares
                                                      Held                Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
PAPER & RELATED PRODUCTS (CONTINUED)
                                                                       $
 MeadWestvaco                                         6,700                140,365
                                                                           426,791
PHARMACEUTICALS (1.88%)
 Pharmacia                                           11,087                476,741
REGIONAL BANKS (2.79%)
 Fifth Third Bancorp                                  4,700                298,450
 Wells Fargo                                          8,100                408,807
                                                                           707,257
RETAIL-BUILDING PRODUCTS (0.94%)
 Home Depot                                           4,200                121,296
 Lowe's                                               2,800                116,844
                                                                           238,140
RETAIL-DISCOUNT (3.80%)
 Costco Wholesale /1/                                 5,900                200,187
 Target                                               8,100                243,972
 Wal-Mart Stores                                      9,700                519,435
                                                                           963,594
RETAIL-DRUG STORE (1.03%)
 Walgreen                                             7,700                259,875
SAVINGS & LOANS-THRIFTS (0.80%)
 Washington Mutual                                    5,700                203,832
SEMICONDUCTOR EQUIPMENT (1.15%)
 Applied Materials /1/                               19,300                290,079
TELECOMMUNICATION EQUIPMENT (0.89%)
 Nokia                                               13,500                224,371
TELEPHONE-INTEGRATED (4.40%)
 BellSouth                                            6,700                175,205
 SBC Communications                                  13,500                346,410
 Sprint                                              14,700                182,574
 Verizon Communications                              10,900                411,584
                                                                         1,115,773
TOBACCO (1.64%)
 Philip Morris                                        5,300                215,975
 UST                                                  6,500                198,835
                                                                           414,810
                                       TOTAL COMMON STOCKS              23,758,658
                                                                       -----------

                      TOTAL PORTFOLIO INVESTMENTS (93.78%)              23,758,658
CASH, RECEIVABLES AND OTHER ASSETS, NET OF LIABILITIES
 (6.22%)                                                                 1,574,543
                                TOTAL NET ASSETS (100.00%)             $25,333,201
                                                                       -------------

                           SCHEDULE OF INVESTMENTS
                  PRINCIPAL PARTNERS LARGECAP BLEND FUND, INC.

                                OCTOBER 31, 2002


                                       95

1    Non-income producing security.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                  PRINCIPAL PARTNERS LARGECAP VALUE FUND, INC.

                                OCTOBER 31, 2002

                                                     Shares
                                                      Held                 Value
------------------------------------------------------------------------------------------
COMMON STOCKS (94.66%)
AEROSPACE & DEFENSE EQUIPMENT (0.19%)
                                                                        $
 Goodrich                                              3,575                 53,983
APPAREL MANUFACTURERS (0.94%)
 Jones Apparel Group /1/                               3,800                131,632
 Liz Claiborne                                         3,200                 95,104
 VF                                                    1,300                 47,866
                                                                            274,602
APPLIANCES (0.41%)
 Whirlpool                                             2,575                120,021
APPLICATIONS SOFTWARE (0.33%)
 Compuware /1/                                        19,600                 95,080
AUTO-CARS & LIGHT TRUCKS (0.71%)
 Ford Motor                                              300                  2,538
 General Motors                                        6,100                202,825
                                                                            205,363
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (1.88%)
 Autoliv                                               3,600                 69,840
 Dana                                                  9,900                 99,000
 Delphi Automotive Systems                            16,300                113,448
 Lear /1/                                              3,700                135,235
 Magna International                                   2,400                129,720
                                                                            547,243
BEVERAGES-NON-ALCOHOLIC (0.44%)
 Coca-Cola Enterprises                                 5,400                128,736
BROADCASTING SERVICES & PROGRAMMING (0.25%)
 Liberty Media /1/                                     8,900                 73,603
BUILDING-RESIDENTIAL & COMMERCIAL (1.01%)
 Centex                                                2,900                131,892
 Pulte                                                 3,500                160,720
                                                                            292,612
CELLULAR TELECOMMUNICATIONS (0.91%)
 AT&T Wireless Services /1/                           38,600                265,182
CHEMICALS-DIVERSIFIED (2.30%)
 Dow Chemical                                          5,900                153,341
 E.I. Du Pont de Nemours                               8,750                360,937
 PPG Industries                                        3,300                155,199
                                                                            669,477
CHEMICALS-SPECIALTY (0.93%)
 Cabot                                                 3,400                 80,512
 Eastman Chemical                                      1,100                 39,974
 Great Lakes Chemical                                  1,900                 46,208
 Lubrizol                                              3,000                 87,000
 Millennium Chemicals                                  2,000                 18,540
                                                                            272,234
COATINGS & PAINT (0.38%)
 Sherwin-Williams                                      4,000                109,400
COMMERCIAL BANKS (1.92%)
 Amsouth Bancorp                                       8,300                162,680
 Regions Financial                                     5,150                174,430
 SouthTrust                                            3,600                 92,232
                                                     Shares
                                                      Held                 Value
------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMMERCIAL BANKS (CONTINUED)
                                                                        $
 UnionBanCal                                           3,050                130,235
                                                                            559,577
COMPUTER SERVICES (0.19%)
 Electronic Data Systems                               3,675                 55,346
COMPUTERS (2.60%)
 Hewlett-Packard                                      29,700                469,260
 International Business Machines                       3,650                288,131
                                                                            757,391
COMPUTERS-MEMORY DEVICES (0.09%)
 Quantum /1/                                           8,800                 26,048
CONSUMER PRODUCTS-MISCELLANEOUS (0.46%)
 Fortune Brands                                        2,650                132,659
CONTAINERS-METAL & GLASS (0.08%)
 Owens-Illinois /1/                                    2,000                 23,980
CONTAINERS-PAPER & PLASTIC (0.38%)
 Smurfit-Stone Container /1/                           6,200                 80,662
 Sonoco Products                                       1,300                 30,550
                                                                            111,212
COSMETICS & TOILETRIES (0.52%)
 Procter & Gamble                                      1,700                150,365
DISTRIBUTION-WHOLESALE (1.38%)
 Genuine Parts                                         5,800                171,332
 Ingram Micro /1/                                      8,700                124,671
 Tech Data /1/                                         3,300                105,435
                                                                            401,438
DIVERSIFIED FINANCIAL SERVICES (3.68%)
 Citigroup                                            29,000              1,071,550
DIVERSIFIED MANUFACTURING OPERATIONS (1.28%)
 Cooper Industries                                     3,800                119,662
 Eaton                                                 2,600                177,814
 FMC /1/                                               2,500                 76,475
                                                                            373,951
ELECTRIC-INTEGRATED (5.49%)
 Ameren                                                4,200                169,680
 American Electric Power                               6,550                167,942
 Cinergy                                               5,500                171,105
 CMS Energy                                            9,350                 73,210
 Consolidated Edison                                   4,575                194,758
 Constellation Energy Group                            6,100                156,038
 Entergy                                               5,100                224,859
 PPL                                                   5,300                183,433
 Public Service Enterprise Group                       3,200                 91,680
 Puget Energy                                          5,400                114,966
 Westar Energy                                         2,400                 26,040
 XCEL Energy                                           2,250                 23,400
                                                                          1,597,111
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.15%)
 Solectron /1/                                        19,300                 43,425
ELECTRONIC CONNECTORS (0.07%)
 Thomas & Betts /1/                                    1,300                 21,528
                                                     Shares
                                                      Held                 Value
------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRONIC PARTS DISTRIBUTION (0.16%)
                                                                        $
 Arrow Electronics /1/                                 2,000                 26,260
 Avnet                                                 2,300                 21,390
                                                                             47,650
FINANCE-INVESTMENT BANKER & BROKER (2.47%)
 Bear Stearns                                          2,800                170,940
 Lehman Brothers Holdings                              3,750                199,762
 Merrill Lynch                                         2,100                 79,695
 Morgan Stanley Dean Witter                            6,900                268,548
                                                                            718,945
FINANCE-MORTGAGE LOAN/BANKER (1.68%)
 Countrywide Credit Industries                         3,500                176,085
 Federal Home Loan Mortgage                            3,000                184,740
 Federal National Mortgage Association                 1,925                128,706
                                                                            489,531
FINANCIAL GUARANTEE INSURANCE (0.99%)
 MBIA                                                  3,700                161,505
 MGIC Investment                                       3,000                125,880
                                                                            287,385
FOOD (0.54%)
 Archer-Daniels-Midland                               11,625                158,333
FOOD-MEAT PRODUCTS (0.15%)
 Hormel Foods                                          1,800                 43,560
FOOD-MISCELLANEOUS/DIVERSIFIED (1.70%)
 Conagra Foods                                         8,000                194,000
 H.J. Heinz                                            4,300                138,288
 Sara Lee                                              7,100                162,093
                                                                            494,381
FOOD-RETAIL (0.46%)
 Albertson's                                           5,200                116,012
 Kroger                                                1,300                 19,292
                                                                            135,304
FOOD-WHOLESALE & DISTRIBUTION (0.17%)
 Supervalu                                             3,000                 50,400
HOME DECORATION PRODUCTS (0.39%)
 Newell Rubbermaid                                     3,500                113,470
HOME FURNISHINGS (0.45%)
 Leggett & Platt                                       6,300                131,355
INDEPENDENT POWER PRODUCER (0.10%)
 Reliant Resources /1/                                15,400                 28,952
INDUSTRIAL GASES (0.28%)
 Praxair                                               1,500                 81,750
INSURANCE BROKERS (0.45%)
 Aon                                                   7,100                130,143
LIFE & HEALTH INSURANCE (0.15%)
 Torchmark                                             1,225                 43,855
MEDICAL PRODUCTS (0.10%)
 Becton Dickinson                                      1,000                 29,510
                                                     Shares
                                                      Held                 Value
------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL-DRUGS (2.68%)
                                                                        $
 Abbott Laboratories                                     800                 33,496
 Bristol-Myers Squibb                                  1,000                 24,610
 Merck                                                 9,250                501,720
 Schering-Plough                                      10,300                219,905
                                                                            779,731
MEDICAL-HMO (1.36%)
 Aetna                                                 2,800                112,840
 Health Net /1/                                        6,700                156,780
 Humana /1/                                           10,300                125,454
                                                                            395,074
MONEY CENTER BANKS (5.60%)
 Bank of America                                      12,700                886,460
 JP Morgan Chase                                      16,900                350,675
 Wachovia                                             11,300                393,127
                                                                          1,630,262
MULTI-LINE INSURANCE (4.30%)
 Allstate                                              8,400                334,152
 American International Group                          5,889                368,357
 Cigna                                                 2,575                 93,060
 MetLife                                               7,350                175,518
 Old Republic International                            2,800                 83,468
 St. Paul                                              6,025                197,620
                                                                          1,252,175
MULTIMEDIA (0.68%)
 AOL Time Warner /1/                                   2,900                 42,775
 Viacom /1/                                            2,500                111,525
 Walt Disney                                           2,700                 45,090
                                                                            199,390
OIL COMPANY-INTEGRATED (9.01%)
 Amerada Hess                                          2,000                102,600
 ChevronTexaco                                         9,228                624,090
 ConocoPhillips                                        7,197                349,054
 Exxon Mobil                                          40,200              1,353,132
 Occidental Petroleum                                  6,800                194,004
                                                                          2,622,880
OIL REFINING & MARKETING (0.76%)
 Ashland                                               4,100                107,625
 Valero Energy                                         3,200                112,672
                                                                            220,297
PAPER & RELATED PRODUCTS (2.14%)
 Boise Cascade                                         4,000                 95,160
 Georgia-Pacific                                      11,050                134,810
 International Paper                                   6,700                234,031
 MeadWestvaco                                          7,540                157,963
                                                                            621,964
POULTRY (0.43%)
 Tyson Foods                                          11,335                125,478
POWER CONVERTER & SUPPLY EQUIPMENT (0.34%)
 Hubbell                                               2,900                 98,455
PRINTING-COMMERCIAL (0.29%)
 R.R. Donnelley & Sons                                 4,200                 84,210
                                                     Shares
                                                      Held                 Value
------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
PROPERTY & CASUALTY INSURANCE (1.39%)
                                                                        $
 Chubb                                                 3,450                194,614
 Travelers Property Casualty /1/                       9,562                126,888
 Travelers Property Casualty /1/                       2,387                 32,272
 XL Capital                                              650                 49,498
                                                                            403,272
REGIONAL BANKS (7.07%)
 Bank One                                              8,300                320,131
 Comerica                                              3,100                135,346
 FleetBoston Financial                                13,387                313,122
 Huntington Bancshares                                 8,600                162,626
 KeyCorp                                               8,350                203,991
 National City                                         7,550                204,831
 Suntrust Banks                                        1,800                109,512
 Union Planters                                        3,562                100,662
 US Bancorp                                           11,797                248,799
 Wells Fargo                                           5,150                259,920
                                                                          2,058,940
RETAIL-DISCOUNT (0.41%)
 TJX                                                   5,800                119,016
RETAIL-MAJOR DEPARTMENT STORE (1.00%)
 May Department Stores                                 7,000                163,450
 Sears Roebuck                                         4,900                128,674
                                                                            292,124
RETAIL-OFFICE SUPPLIES (0.69%)
 Office Depot /1/                                     13,900                200,021
RETAIL-REGIONAL DEPARTMENT STORE (0.58%)
 Federated Department Stores /1/                       5,500                168,850
RETAIL-RESTAURANTS (0.40%)
 McDonald's                                            1,050                 19,016
 Wendy's International                                 3,100                 98,208
                                                                            117,224
RETAIL-TOY STORE (0.44%)
 Toys R Us /1/                                        12,700                126,873
SAVINGS & LOANS-THRIFTS (2.26%)
 Charter One Financial                                 2,039                 61,741
 Golden West Financial                                 3,200                220,992
 Washington Mutual                                    10,487                375,015
                                                                            657,748
TELECOMMUNICATION EQUIPMENT (1.50%)
 Nortel Networks /1/                                 216,100                265,803
 Tellabs /1/                                          22,300                171,264
                                                                            437,067
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS (0.77%)
 CIENA /1/                                            28,900                106,352
 Corning /1/                                          63,700                119,119
                                                                            225,471
TELECOMMUNICATION SERVICES (0.16%)
 Avaya /1/                                            23,600                 47,200
TELEPHONE-INTEGRATED (7.40%)
 AT&T                                                 26,000                339,040
 BellSouth                                            19,100                499,465
                                                     Shares
                                                      Held                 Value
------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TELEPHONE-INTEGRATED (CONTINUED)
                                                                        $
 Qwest Communications International                   31,300                106,107
 SBC Communications                                   25,800                662,028
 Sprint                                                5,000                 62,100
 Verizon Communications                               12,900                487,104
                                                                          2,155,844
TOBACCO (1.31%)
 Philip Morris                                         9,350                381,013
TOOLS-HAND HELD (0.51%)
 Black & Decker                                        2,300                107,548
 Snap-On                                               1,600                 41,680
                                                                            149,228
TRANSPORT-RAIL (1.97%)
 Burlington Northern Santa Fe                          7,050                181,396
 CSX                                                   6,700                184,920
 Norfolk Southern                                      2,700                 54,540
 Union Pacific                                         2,575                152,054
                                                                            572,910
                                        TOTAL COMMON STOCKS              27,560,358
                                                                        -----------

                       TOTAL PORTFOLIO INVESTMENTS (94.66%)              27,560,358
CASH, RECEIVABLES AND OTHER ASSETS, NET OF LIABILITIES
 (5.34%)                                                                  1,555,938
                                 TOTAL NET ASSETS (100.00%)             $29,116,296
                                                                        -------------


                            SCHEDULE OF INVESTMENTS
                  PRINCIPAL PARTNERS LARGECAP VALUE FUND, INC.

                                OCTOBER 31, 2002

1    Non-income producing security.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                  PRINCIPAL PARTNERS MIDCAP GROWTH FUND, INC.

                                OCTOBER 31, 2002

                                                     Shares
                                                      Held                Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (99.92%)
ADVERTISING SALES (0.78%)
                                                                       $
 Lamar Advertising /1/                                3,860                131,008
AEROSPACE & DEFENSE EQUIPMENT (0.45%)
 Alliant Techsystems /1/                              1,260                 75,789
AIRLINES (0.74%)
 JetBlue Airways /1/                                  3,110                125,613
APPAREL MANUFACTURERS (1.24%)
 Coach /1/                                            7,070                210,332
APPLICATIONS SOFTWARE (2.77%)
 Intuit /1/                                           6,200                321,904
 Mercury Interactive /1/                              5,570                146,881
                                                                           468,785
AUTO-MEDIUM & HEAVY DUTY TRUCKS (0.92%)
 Navistar International /1/                           6,970                156,267
BEVERAGES-NON-ALCOHOLIC (0.74%)
 Pepsi Bottling Group                                 4,630                124,779
BREWERY (0.52%)
 Adolph Coors                                         1,290                 88,339
BUILDING-MAINTENANCE & SERVICE (1.22%)
 Ecolab                                               4,280                206,510
BUILDING-RESIDENTIAL & COMMERCIAL (0.48%)
 Lennar                                               1,460                 80,548
CASINO HOTELS (0.61%)
 MGM Mirage                                           3,340                103,874
CASINO SERVICES (1.20%)
 International Game Technology /1/                    2,700                203,067
CELLULAR TELECOMMUNICATIONS (1.48%)
 Nextel Communications /1/                           22,240                250,867
COMMERCIAL BANKS (0.56%)
 Commerce Bancorp.                                    2,070                 95,034
COMMERCIAL SERVICE-FINANCE (1.16%)
 H&R Block                                            4,410                195,716
COMMERCIAL SERVICES (0.89%)
 Corporate Executive Board /1/                        2,390                 79,324
 Weight Watchers International /1/                    1,510                 71,499
                                                                           150,823
COMPUTER AIDED DESIGN (0.64%)
 Autodesk                                             9,220                107,874
COMPUTER GRAPHICS (0.57%)
 Pixar /1/                                            1,900                 96,957
COMPUTER SERVICES (2.15%)
 Affiliated Computer Services /1/                     4,760                219,198
 Sungard Data Systems /1/                             6,510                144,327
                                                                           363,525
COMPUTERS-PERIPHERAL EQUIPMENT (1.02%)
 Lexmark International /1/                            2,900                172,318
                                                     Shares
                                                      Held                Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
CONTAINERS-METAL & GLASS (0.96%)
                                                                       $
 Ball                                                 3,360                162,725
DATA PROCESSING & MANAGEMENT (1.81%)
 Choicepoint /1/                                      2,120                 80,263
 Fiserv /1/                                           7,220                225,553
                                                                           305,816
DENTAL SUPPLIES & EQUIPMENT (0.69%)
 Dentsply International                               3,145                116,113
E-COMMERCE-PRODUCTS (1.17%)
 Amazon.com /1/                                      10,230                198,053
E-COMMERCE-SERVICES (0.44%)
 TMP Worldwide /1/                                    4,840                 74,923
ELECTRONIC COMPONENTS-SEMICONDUCTOR (2.29%)
 Micron Technology /1/                                8,970                143,520
 QLogic /1/                                           7,020                244,366
                                                                           387,886
ELECTRONIC FORMS (1.01%)
 Adobe Systems                                        7,200                170,208
ENTERPRISE SOFTWARE & SERVICE (1.31%)
 BEA Systems /1/                                     12,170                 98,443
 Business Objects /1/                                 8,200                122,180
                                                                           220,623
ENTERTAINMENT SOFTWARE (1.51%)
 Electronic Arts /1/                                  3,910                254,619
FIDUCIARY BANKS (1.07%)
 Investors Financial Services                         5,900                180,953
FINANCE-INVESTMENT BANKER & BROKER (2.98%)
 Bear Stearns                                         2,920                178,266
 Investment Technology Group /1/                      3,290                104,951
 Legg Mason                                           3,590                166,791
 Raymond James Financial                              1,710                 53,523
                                                                           503,531
FINANCE-MORTGAGE LOAN/BANKER (0.44%)
 Doral Financial                                      2,820                 74,053
FOOD-CONFECTIONERY (0.40%)
 Hershey Foods                                        1,040                 67,673
FOOD-DAIRY PRODUCTS (0.47%)
 Dean Foods /1/                                       2,140                 80,229
FOOD-RETAIL (0.77%)
 Whole Foods Market /1/                               2,780                129,698
FOOD-WHOLESALE & DISTRIBUTION (0.50%)
 Performance Food Group /1/                           2,290                 85,165
HEALTH CARE COST CONTAINMENT (0.90%)
 Caremark Rx /1/                                      8,580                151,866
HOTELS & MOTELS (0.45%)
 Starwood Hotels & Resorts Worldwide                  3,270                 76,191
HUMAN RESOURCES (1.39%)
 Manpower                                             4,160                141,856
                                                     Shares
                                                      Held                Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
HUMAN RESOURCES (CONTINUED)
                                                                       $
 Robert Half International /1/                        5,620                 93,854
                                                                           235,710
INSURANCE BROKERS (0.43%)
 Willis Group Holdings /1/                            2,380                 72,828
INTERNET SECURITY (2.99%)
 Internet Security Systems /1/                        8,970                165,586
 Network Associates /1/                               8,340                132,523
 Symantec /1/                                         5,200                208,000
                                                                           506,109
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.88%)
 Affiliated Managers Group /1/                        2,880                149,530
LASERS-SYSTEMS & COMPONENTS (0.61%)
 Cymer /1/                                            4,090                102,741
MACHINERY-FARM (0.59%)
 AGCO /1/                                             3,910                 99,314
MACHINERY-PRINT TRADE (0.66%)
 Zebra Technologies /1/                               1,820                111,966
MEDICAL INSTRUMENTS (0.89%)
 Biomet                                               5,080                149,657
MEDICAL LABORATORY & TESTING SERVICE (0.61%)
 Covance /1/                                          4,620                102,934
MEDICAL PRODUCTS (1.62%)
 Henry Schein /1/                                     3,640                182,619
 Varian Medical Systems /1/                           1,880                 90,653
                                                                           273,272
MEDICAL-BIOMEDICAL/GENE (1.25%)
 Idec Pharmaceuticals /1/                             4,580                210,772
MEDICAL-DRUGS (4.86%)
 Allergan                                             3,360                182,952
 Cephalon /1/                                         3,870                194,429
 Medimmune /1/                                       11,941                305,092
 Teva Pharmaceutical Industries                       1,800                139,374
                                                                           821,847
MEDICAL-GENERIC DRUGS (0.61%)
 Watson Pharmaceutical /1/                            3,760                103,362
MEDICAL-HMO (3.59%)
 Anthem /1/                                           3,310                208,530
 Mid Atlantic Medical Services /1/                    3,020                109,928
 Wellpoint Health Networks /1/                        3,830                288,054
                                                                           606,512
MEDICAL-HOSPITALS (2.38%)
 LifePoint Hospitals /1/                              3,200                100,320
 Triad Hospitals /1/                                  2,930                106,945
 Universal Health Services /1/                        4,030                195,374
                                                                           402,639
MEDICAL-WHOLESALE DRUG DISTRIBUTION (1.27%)
 AmerisourceBergen                                    3,020                214,873
                                                     Shares
                                                      Held                Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
NETWORKING PRODUCTS (0.93%)
                                                                       $
 Network Appliance /1/                               17,530                157,262
OFFICE SUPPLIES & FORMS (1.38%)
 Avery Dennison                                       3,740                232,778
OIL & GAS DRILLING (0.45%)
 Patterson-UTI Energy /1/                             2,600                 75,192
OIL COMPANY-EXPLORATION & PRODUCTION (1.93%)
 Burlington Resources                                 2,550                105,060
 Pioneer Natural Resources /1/                        3,520                 87,542
 Pogo Producing                                       3,690                133,025
                                                                           325,627
OIL FIELD MACHINERY & EQUIPMENT (0.65%)
 Smith International /1/                              3,510                109,723
OIL-FIELD SERVICES (1.14%)
 BJ Services /1/                                      6,340                192,292
PHARMACY SERVICES (0.87%)
 Accredo Health /1/                                   3,190                147,633
PIPELINES (0.48%)
 Kinder Morgan                                        2,210                 80,908
PUBLISHING-BOOKS (0.57%)
 Scholastic /1/                                       2,200                 97,130
RADIO (2.00%)
 Cumulus Media /1/                                    6,560                112,438
 Emmis Communications /1/                             4,980                108,664
 Westwood One /1/                                     3,240                117,612
                                                                           338,714
REINSURANCE (0.59%)
 RenaissanceRe Holdings                               2,420                 99,220
RETAIL-APPAREL & SHOE (1.33%)
 AnnTaylor Stores /1/                                 4,180                 97,937
 Chico's FAS /1/                                      6,560                126,608
                                                                           224,545
RETAIL-ARTS & CRAFTS (0.96%)
 Michaels Stores /1/                                  3,600                161,856
RETAIL-BEDDING (1.00%)
 Bed Bath & Beyond /1/                                4,770                169,144
RETAIL-COMPUTER EQUIPMENT (1.16%)
 CDW Computer Centers /1/                             3,710                196,704
RETAIL-DISCOUNT (0.70%)
 Big Lots /1/                                         7,090                117,694
RETAIL-JEWELRY (0.62%)
 Tiffany                                              3,980                104,196
RETAIL-MAIL ORDER (0.99%)
 Williams-Sonoma /1/                                  7,010                166,838
RETAIL-RESTAURANTS (3.09%)
 Cheesecake Factory /1/                               2,500                 84,750
 Krispy Kreme Doughnuts /1/                           2,970                101,871
 Panera Bread /1/                                     3,790                123,175
                                                     Shares
                                                      Held                Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-RESTAURANTS (CONTINUED)
                                                                       $
 Starbucks /1/                                        8,950                212,562
                                                                           522,358
RETAIL-VIDEO RENTAL (0.73%)
 Hollywood Entertainment /1/                          6,260                123,072
SCHOOLS (0.48%)
 Apollo Group /1/                                     1,945                 80,718
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.78%)
 Analog Devices /1/                                   4,930                132,124
SEMICONDUCTOR EQUIPMENT (3.75%)
 Kla-Tencor /1/                                       5,310                189,089
 Lam Research /1/                                     9,540                120,109
 Novellus Systems /1/                                 6,050                191,180
 Teradyne /1/                                        11,090                134,300
                                                                           634,678
TELECOMMUNICATION EQUIPMENT (0.70%)
 Tellabs /1/                                         15,430                118,502
TELEVISION (0.74%)
 Univision Communications /1/                         4,800                124,368
THERAPEUTICS (3.93%)
 Gilead Sciences /1/                                  5,460                189,680
 Neurocrine Biosciences /1/                           3,040                136,496
 Scios /1/                                            4,660                134,488
 Trimeris /1/                                         3,860                204,194
                                                                           664,858
TRAVEL SERVICES (0.73%)
 Hotels.com /1/                                       1,990                124,077
WATER (0.44%)
 Philadelphia Suburban                                3,440                 73,926
WEB PORTALS (1.93%)
 Overture Services /1/                                4,600                126,638
 Yahoo /1/                                           13,340                199,033
                                                                           325,671
WIRELESS EQUIPMENT (0.93%)
 RF Micro Devices /1/                                18,440                156,537
                                       TOTAL COMMON STOCKS              16,890,761
                                                                       -----------

                      TOTAL PORTFOLIO INVESTMENTS (99.92%)              16,890,761
CASH, RECEIVABLES AND OTHER ASSETS, NET OF LIABILITIES
 (0.08%)                                                                    14,089
                                TOTAL NET ASSETS (100.00%)             $16,904,850
                                                                       -------------



                           SCHEDULE OF INVESTMENTS
                  PRINCIPAL PARTNERS MIDCAP GROWTH FUND, INC.

                                OCTOBER 31, 2002


/1 /Non-income producing security.

                                      101

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                 PRINCIPAL PARTNERS SMALLCAP GROWTH FUND, INC.

                                OCTOBER 31, 2002

                                                  Shares
                                                   Held               Value
-------------------------------------------------------------------------------------
COMMON STOCKS (92.16%)
AIRLINES (0.92%)
                                                                    $
 Atlantic Coast Airlines Holdings /1/              4,500                59,400
APPLICATIONS SOFTWARE (0.49%)
 Mercury Interactive /1/                           1,200                31,644
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (1.21%)
 American Axle & Manufacturing Holdings /1/        3,300                78,210
BEVERAGES-NON-ALCOHOLIC (1.40%)
 Cott /1/                                          4,900                90,650
BEVERAGES-WINE & SPIRITS (1.84%)
 Constellation Brands /1/                          4,700               119,051
BUILDING-RESIDENTIAL & COMMERCIAL (1.35%)
 Beazer Homes /1/                                    300                19,719
 NVR /1/                                             200                67,800
                                                                        87,519
CHEMICALS-SPECIALTY (1.17%)
 Albemarle                                         2,700                75,924
CIRCUIT BOARDS (1.17%)
 Benchmark Electronics /1/                         3,400                75,684
COLLECTIBLES (0.71%)
 Action Performance /1/                            2,239                46,213
COMMERCIAL BANKS (4.03%)
 Greater Bay Bancorp                               2,800                42,672
 Sterling Bancshares                               5,500                67,485
 UCBH Holdings                                     3,610               151,223
                                                                       261,380
COMPUTER SERVICES (7.20%)
 Anteon International /1/                          1,100                25,300
 CACI International /1/                            4,790               195,959
 Cognizant Technology Solutions /1/                2,610               172,704
 Factset Research Systems                          2,640                72,204
                                                                       466,167
DATA PROCESSING & MANAGEMENT (2.49%)
 Fair, Isaac                                       3,000               115,410
 InterCept Group /1/                               2,900                45,849
                                                                       161,259
DENTAL SUPPLIES & EQUIPMENT (2.78%)
 Patterson Dental /1/                              3,500               180,285
DIVERSIFIED MANUFACTURING OPERATIONS (2.23%)
 A.O. Smith                                        3,100                68,076
 ESCO Technologies /1/                             2,100                76,440
                                                                       144,516
DRUG DELIVERY SYSTEMS (0.61%)
 Penwest Pharmaceuticals /1/                       4,200                39,816
ELECTRONIC COMPONENTS-MISCELLANEOUS (1.60%)
 Planar Systems /1/                                5,660               103,974
ELECTRONIC COMPONENTS-SEMICONDUCTOR (0.84%)
 Intersil Holding /1/                              3,200                54,368
                                                  Shares
                                                   Held               Value
-------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRONIC DESIGN AUTOMATION (1.30%)
                                                                    $
 Verisity /1/                                      5,200                84,240
ELECTRONICS-MILITARY (0.66%)
 Engineered Support Systems                          880                43,058
ENGINEERING-RESEARCH & DEVELOPMENT SERVICES (1.73%)
 EMCOR Group /1/                                   2,300               111,803
ENTERTAINMENT SOFTWARE (0.69%)
 THQ /1/                                           3,080                44,537
FIDUCIARY BANKS (1.99%)
 Investors Financial Services                      4,200               128,814
FOOD-WHOLESALE & DISTRIBUTION (1.38%)
 Performance Food Group /1/                        2,400                89,256
HEALTHCARE-SERVICES (0.89%)
 DIANON Systems /1/                                1,440                57,600
INDUSTRIAL AUTOMATION & ROBOTS (1.29%)
 Cognex /1/                                        4,400                83,424
INSTRUMENTS-SCIENTIFIC (0.79%)
 Fisher Scientific International /1/               1,800                51,480
INSURANCE BROKERS (2.21%)
 Hilb, Rogal & Hamilton                            2,230                91,430
 Hub International                                 3,000                51,450
                                                                       142,880
MACHINERY-PUMPS (0.56%)
 Flowserve /1/                                     3,100                36,332
MEDICAL-BIOMEDICAL/GENE (1.53%)
 Affymetrix /1/                                    1,300                33,930
 InterMune /1/                                       900                33,057
 Telik /1/                                         2,200                32,450
                                                                        99,437
MEDICAL-DRUGS (0.87%)
 SICOR /1/                                         3,800                56,582
MEDICAL-HOSPITALS (0.84%)
 Province Healthcare /1/                           4,183                54,588
MISCELLANEOUS INVESTING (1.90%)
 Mills                                             2,300                63,825
 Ventas                                            5,200                59,280
                                                                       123,105
OFFICE SUPPLIES & FORMS (1.28%)
 Moore /1/                                         7,500                82,875
OIL & GAS DRILLING (1.87%)
 Patterson-UTI Energy /1/                          4,200               121,464
OIL COMPANY-EXPLORATION & PRODUCTION (0.89%)
 Stone Energy /1/                                  1,800                57,888
OIL-FIELD SERVICES (1.22%)
 Tetra Technologies /1/                            3,800                79,230
                                                  Shares
                                                   Held               Value
-------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
PHYSICIAN PRACTICE MANAGEMENT (2.27%)
                                                                    $
 Pediatrix Medical Group /1/                       3,680               147,200
RADIO (2.03%)
 Cumulus Media /1/                                 5,200                89,128
 Salem Communications /1/                          1,700                42,109
                                                                       131,237
REAL ESTATE MANAGEMENT & SERVICES (0.99%)
 Jones Lang LaSalle /1/                            3,800                64,030
RESEARCH & DEVELOPMENT (1.31%)
 Pharmaceutical Product Development /1/            3,100                84,940
RESPIRATORY PRODUCTS (1.01%)
 ResMed /1/                                        1,935                65,345
RETAIL-APPAREL & SHOE (2.17%)
 Aeropostale /1/                                     600                 7,182
 Chico's FAS /1/                                   6,900               133,170
                                                                       140,352
RETAIL-AUTOMOBILE (1.40%)
 Copart /1/                                        8,500                90,695
RETAIL-COMPUTER EQUIPMENT (1.18%)
 Electronics Boutique Holdings /1/                 3,037                76,536
RETAIL-PET FOOD & SUPPLIES (1.59%)
 PETCO Animal Supplies /1/                         4,100               102,746
RETAIL-RESTAURANTS (2.42%)
 Panera Bread /1/                                  2,350                76,375
 Ruby Tuesday                                      4,600                80,270
                                                                       156,645
RETAIL-SPORTING GOODS (0.60%)
 Gart Sports /1/                                   2,100                39,102
SAVINGS & LOANS-THRIFTS (4.71%)
 BankUnited Financial /1/                          4,900                79,527
 Harbor Florida Bancshares                         1,900                42,370
 New York Community Bancorp                        6,300               183,078
                                                                       304,975
SCHOOLS (2.54%)
 Career Education /1/                              4,100               164,451
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (1.77%)
 Exar /1/                                          4,450                56,070
 Pericom Semiconductor /1/                         6,800                58,473
                                                                       114,543
SEMICONDUCTOR EQUIPMENT (0.74%)
 Rudolph Technologies /1/                          2,800                47,824
SOFTWARE TOOLS (1.72%)
 Borland Software                                  8,276               111,147
THERAPEUTICS (5.12%)
 Amylin Pharmaceuticals /1/                        1,800                31,284
 Isis Pharmaceuticals /1/                          5,000                48,800
 Neurocrine Biosciences /1/                        1,761                79,069
 NPS Pharmaceuticals /1/                           2,400                62,352
 Sangstat Medical /1/                              2,600                48,516
                                                  Shares
                                                   Held               Value
-------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
THERAPEUTICS (CONTINUED)
                                                                    $
 Scios /1/                                         2,140                61,760
                                                                       331,781
TOYS (0.93%)
 LeapFrog Enterprises /1/                          2,200                60,126
WEB PORTALS (1.73%)
 Overture Services /1/                             4,070               112,047
                                    TOTAL COMMON STOCKS              5,970,375
                                                                    ----------

                   TOTAL PORTFOLIO INVESTMENTS (92.16%)              5,970,375
CASH, RECEIVABLES AND OTHER ASSETS, NET OF LIABILITIES
 (7.84%)                                                               507,666
                             TOTAL NET ASSETS (100.00%)             $6,478,041
                                                                    ------------

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                 PRINCIPAL PARTNERS SMALLCAP GROWTH FUND, INC.

                                OCTOBER 31, 2002

1    Non-income producing security.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                        PRINCIPAL REAL ESTATE FUND, INC.

                                OCTOBER 31, 2002


                                                         Shares
                                                          Held                  Value
------------------------------------------------------------------------------------------------
COMMON STOCKS (96.78%)
APARTMENT REITS (16.25%)
                                                                             $
 Apartment Investment & Management                         13,500                474,390
 Archstone-Smith Trust                                     22,712                521,013
 AvalonBay Communities                                      5,587                210,630
 Camden Property Trust                                     26,500                830,510
 Equity Residential Properties Trust                       35,600                844,432
 Essex Property Trust                                      20,000                949,200
 Home Properties of New York                               27,600                874,920
 United Dominion Realty Trust                             104,000              1,500,720
                                                                               6,205,815
DIVERSIFIED REITS (8.42%)
 Brookfield Properties                                     56,100                998,580
 Capital Automotive                                        31,240                765,380
 Keystone Property Trust                                   16,500                273,405
 Liberty Property Trust                                    22,400                657,216
 Vornado Realty Trust                                      14,100                518,175
                                                                               3,212,756
FACTORY OUTLET REITS (3.10%)
 Chelsea Property Group                                    36,400              1,184,820
HEALTHCARE REITS (3.38%)
 Health Care Property Investors                            13,300                574,560
 Health Care                                                6,200                174,096
 Healthcare Realty Trust                                   12,000                371,520
 Nationwide Health Properties                              10,100                172,104
                                                                               1,292,280
HOTEL REITS (2.92%)
 Hospitality Properties Trust                              14,700                480,984
 Host Marriott                                             73,581                603,364
 LaSalle Hotel Properties                                   2,296                 30,078
                                                                               1,114,426
MALL REITS (17.65%)
 CBL & Associates Properties                               21,290                786,879
 General Growth Properties                                 27,700              1,331,816
 Macerich                                                  29,000                825,050
 Mills                                                     15,500                430,125
 Rouse                                                     37,700              1,117,805
 Simon Property Group                                      65,800              2,247,070
                                                                               6,738,745
MANUFACTURED HOUSING REITS (2.07%)
 Manufactured Home Communities                             21,600                616,680
 Sun Communities                                            5,100                172,635
                                                                                 789,315
OFFICE & INDUSTRIAL REITS (22.08%)
 Alexandria Real Estate Equities                            9,800                411,600
 AMB Property                                              22,042                590,725
 Brandywine Realty Trust                                    8,100                162,000
 Centerpoint Properties                                     5,928                319,401
 Duke-Weeks Realty                                          5,900                143,370
 Equity Office Properties Trust                            56,501              1,360,544
 Glenborough Realty Trust                                  18,627                339,943
 Prentiss Properties Trust                                 24,800                668,360
 Prologis Trust                                            93,850              2,271,170
 PS Business Parks                                         32,100              1,017,249
                                                         Shares
                                                          Held                  Value
------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
OFFICE & INDUSTRIAL REITS (CONTINUED)
                                                                             $
 SL Green Realty                                           39,300              1,146,774
                                                                               8,431,136
SELF STORAGE REITS (3.28%)
 Public Storage                                            42,500              1,250,350
SHOPPING CENTER REITS (17.63%)
 Developers Diversified Realty                             42,100                900,940
 JDN Realty                                                61,661                670,872
 Kimco Realty                                              54,100              1,639,230
 Pan Pacific Retail Properties                             30,800              1,031,800
 Realty Income                                             14,500                485,025
 Regency Centers                                           40,348              1,261,278
 Weingarten Realty Investors                               20,000                743,000
                                                                               6,732,145
                                             TOTAL COMMON STOCKS              36,951,788

                                                       Principal
                                                         Amount                 Value
------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (3.78%)
INVESTMENT COMPANIES (3.78%)
 Investment in Joint Trading Account;   Exxon
  Asset Management                                     10,000,000
                                                       $                     $
  1.82%; 11/01/02                                       1,442,492              1,442,492
                                          TOTAL COMMERCIAL PAPER               1,442,492
                                                                             -----------

                           TOTAL PORTFOLIO INVESTMENTS (100.56%)              38,394,280
LIABILITIES, NET OF CASH, RECEIVABLES AND OTHER ASSETS (-0.56%)                 (214,152)
                                      TOTAL NET ASSETS (100.00%)             $38,180,128
                                                                             --------------



See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                         PRINCIPAL SMALLCAP FUND, INC.

                                OCTOBER 31, 2002

                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (97.72%)
ADVERTISING SERVICES (0.58%)
                                                                           $
 R.H. Donnelley /1/                                      17,170                415,342
AEROSPACE & DEFENSE EQUIPMENT (2.05%)
 BE Aerospace /1/                                        62,120                190,087
 DRS Technologies /1/                                    15,000                497,100
 Triumph Group /1/                                       14,600                359,452
 United Defense Industries /1/                           18,700                428,043
                                                                             1,474,682
AGRICULTURAL OPERATIONS (0.52%)
 Delta & Pine Land                                       19,580                375,349
APPAREL MANUFACTURERS (0.72%)
 Quiksilver /1/                                          21,600                518,616
AUTO-MEDIUM & HEAVY DUTY TRUCKS (0.73%)
 Oshkosh Truck                                            9,200                523,940
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (1.18%)
 American Axle & Manufacturing Holdings /1/              19,800                469,260
 Tower Automotive /1/                                    71,700                380,010
                                                                               849,270
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.51%)
 ElkCorp                                                 23,200                365,632
BUILDING PRODUCTS-AIR & HEATING (0.41%)
 York International                                      12,500                294,000
BUILDING-RESIDENTIAL & COMMERCIAL (0.73%)
 Ryland Group                                            12,600                524,160
CASINO HOTELS (0.48%)
 Ameristar Casinos /1/                                   26,500                344,474
CASINO SERVICES (0.77%)
 Scientific Games /1/                                    73,000                556,260
CHEMICALS-DIVERSIFIED (1.18%)
 Georgia Gulf                                            18,800                408,900
 Hercules /1/                                            46,000                441,600
                                                                               850,500
CHEMICALS-PLASTICS (0.16%)
 A. Schulman                                              6,550                114,625
COAL (0.59%)
 Arch Coal                                               24,400                423,584
COATINGS & PAINT (0.68%)
 RPM                                                     32,640                491,558
COLLECTIBLES (0.52%)
 Action Performance /1/                                  18,100                373,584
COMMERCIAL BANKS (6.95%)
 East-West Bancorp                                       16,800                579,600
 First Midwest Bancorp                                   16,700                464,093
 Gold Banc                                               40,900                402,456
 Greater Bay Bancorp                                     33,000                502,920
 Local Financial /1/                                     32,500                464,100
 Old National Bancorp                                    23,400                556,920
 Sky Financial Group                                     27,800                534,316
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMMERCIAL BANKS (CONTINUED)
                                                                           $
 South Financial Group                                   25,900                560,735
 Southwest Bancorp. of Texas /1/                         13,180                372,335
 Sterling Bancshares                                        800                  9,816
 Whitney Holding                                         16,400                556,944
                                                                             5,004,235
COMPUTER DATA SECURITY (0.43%)
 NetScreen Technologies /1/                              23,300                306,861
COMPUTER SERVICES (0.96%)
 Anteon International /1/                                12,800                294,400
 CACI International /1/                                   9,700                396,827
                                                                               691,227
CONSUMER PRODUCTS-MISCELLANEOUS (2.66%)
 Dial                                                    32,600                693,076
 Scotts /1/                                              15,500                737,800
 Yankee Candle /1/                                       28,100                481,915
                                                                             1,912,791
DATA PROCESSING & MANAGEMENT (0.77%)
 Fair, Isaac                                             14,376                553,045
DECISION SUPPORT SOFTWARE (1.09%)
 Cognos /1/                                              21,000                416,220
 NetIQ /1/                                               26,145                368,906
                                                                               785,126
DIAGNOSTIC KITS (0.80%)
 Idexx Laboratories /1/                                  16,600                572,700
DIALYSIS CENTERS (0.67%)
 Renal Care Group /1/                                    15,300                484,245
DISTRIBUTION-WHOLESALE (1.87%)
 Aviall /1/                                              38,900                362,937
 Hughes Supply                                           16,400                560,060
 Owens & Minor                                           28,550                420,256
                                                                             1,343,253
DIVERSIFIED MANUFACTURING OPERATIONS (3.65%)
 A.O. Smith                                              16,300                357,948
 Acuity Brands                                           27,900                334,521
 Carlisle                                                16,400                611,228
 Harsco                                                  17,410                446,566
 Pittston Brink's Group                                  22,900                484,793
 Tredegar                                                30,500                393,450
                                                                             2,628,506
ELECTRONIC COMPONENTS-MISCELLANEOUS (1.19%)
 Methode Electronics                                     54,100                497,179
 OSI Systems /1/                                         22,400                358,176
                                                                               855,355
ELECTRONIC MEASUREMENT INSTRUMENTS (0.89%)
 Flir Systems /1/                                        13,600                643,688
ELECTRONICS-MILITARY (0.62%)
 Engineered Support Systems                               9,100                445,263
ENGINEERING-RESEARCH & DEVELOPMENT SERVICES (0.69%)
 URS /1/                                                 26,000                492,960
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ENGINES-INTERNAL COMBUSTION (1.00%)
                                                                           $
 Briggs & Stratton                                       18,620                715,939
ENTERTAINMENT SOFTWARE (0.55%)
 Activision /1/                                          19,400                397,700
FINANCE-INVESTMENT BANKER & BROKER (0.64%)
 Jefferies Group                                         11,100                462,315
FINANCE-MORTGAGE LOAN/BANKER (0.44%)
 American Home Mortgage Holdings                         31,150                318,976
FOOD-MISCELLANEOUS/DIVERSIFIED (0.79%)
 Ralcorp Holdings /1/                                    25,100                567,511
GARDEN PRODUCTS (0.98%)
 Toro                                                    11,000                702,460
GAS-DISTRIBUTION (1.96%)
 Energen                                                 14,200                396,180
 Northwest Natural                                       17,300                518,654
 Southern Union /1/                                      39,900                492,366
                                                                             1,407,200
HOME FURNISHINGS (0.61%)
 Furniture Brands International /1/                      19,500                440,895
HUMAN RESOURCES (0.42%)
 AMN Healthcare Services /1/                             20,760                300,190
INSTRUMENTS-CONTROLS (0.81%)
 Mettler Toledo International /1/                        19,420                581,629
INSTRUMENTS-SCIENTIFIC (0.58%)
 Varian /1/                                              14,100                414,681
INTERNET FINANCIAL SERVICES (0.77%)
 IndyMac Bancorp /1/                                     29,710                553,794
INTERNET SECURITY (0.58%)
 Internet Security Systems /1/                           22,800                420,888
INVESTMENT COMPANIES (0.80%)
 American Capital Strategies                             29,200                574,072
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.98%)
 Affiliated Managers Group /1/                           13,640                708,189
LASERS-SYSTEMS & COMPONENTS (1.14%)
 Coherent /1/                                            20,700                365,769
 Cymer /1/                                               18,120                455,174
                                                                               820,943
LIFE & HEALTH INSURANCE (0.78%)
 Reinsurance Group of America                            20,300                558,047
LOTTERY SERVICES (0.80%)
 Gtech Holdings /1/                                      22,000                572,000
MACHINERY-CONSTRUCTION & MINING (0.56%)
 Terex /1/                                               34,600                403,436
MACHINERY-GENERAL INDUSTRY (1.89%)
 Albany International                                    25,000                529,750
 Idex                                                    14,700                441,588
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MACHINERY-GENERAL INDUSTRY (CONTINUED)
                                                                           $
 Manitowoc                                               16,400                386,876
                                                                             1,358,214
MEDICAL INSTRUMENTS (0.93%)
 Intuitive Surgical /1/                                  38,123                255,424
 Techne /1/                                              12,500                412,500
                                                                               667,924
MEDICAL PRODUCTS (0.49%)
 Wright Medical Group /1/                                20,600                354,547
MEDICAL-BIOMEDICAL/GENE (1.12%)
 Bio-Rad Laboratories /1/                                   150                  6,391
 Cambrex                                                 12,500                348,000
 Enzon /1/                                               23,200                450,080
                                                                               804,471
MEDICAL-DRUGS (1.31%)
 Medicis Pharmaceutical /1/                              10,500                481,950
 Priority Healthcare /1/                                 19,000                461,510
                                                                               943,460
MEDICAL-HOSPITALS (0.41%)
 LifePoint Hospitals /1/                                  9,500                297,825
METAL PROCESSORS & FABRICATION (2.17%)
 Mueller Industries /1/                                  20,100                537,675
 Precision Castparts                                     17,800                345,498
 Worthington Industries                                  36,190                681,820
                                                                             1,564,993
METAL-DIVERSIFIED (0.62%)
 Hecla Mining /1/                                       123,700                447,794
MISCELLANEOUS INVESTING (5.49%)
 Camden Property Trust                                   16,000                501,440
 CBL & Associates Properties                             15,500                572,880
 Chelsea Property Group                                  17,800                579,390
 Impac Mortgage Holdings                                 40,195                437,322
 MFA Mortgage Investments                                42,390                344,631
 Newcastle Investment                                    19,600                262,640
 PS Business Parks                                       13,300                421,477
 Redwood Trust                                           10,850                290,888
 Regency Centers                                         17,200                537,672
                                                                             3,948,340
MULTI-LEVEL DIRECT SELLING (0.46%)
 Nu Skin Enterprises                                     28,900                332,061
OFFICE SUPPLIES & FORMS (0.48%)
 John H. Harland                                         18,100                346,615
OIL & GAS (0.62%)
 Spinnaker Exploration /1/                               23,100                444,675
OIL COMPANY-EXPLORATION & PRODUCTION (2.13%)
 Forest Oil /1/                                          16,700                416,665
 Houston Exploration /1/                                 13,700                420,727
 Newfield Exploration /1/                                 7,550                264,174
 Tom Brown /1/                                           18,000                430,200
                                                                             1,531,766
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
OIL-FIELD SERVICES (1.77%)
                                                                           $
 Key Energy Services /1/                                 52,200                466,146
 Oceaneering International /1/                           11,500                318,550
 Varco International /1/                                 13,600                223,584
 Willbros Group /1/                                      36,215                268,353
                                                                             1,276,633
OPTICAL SUPPLIES (0.60%)
 Ocular Sciences /1/                                     20,200                431,270
PAPER & RELATED PRODUCTS (1.34%)
 Boise Cascade                                           18,110                430,837
 Pope & Talbot                                           45,300                533,634
                                                                               964,471
PIPELINES (0.56%)
 Western Gas Resources                                   12,100                400,631
PRINTING-COMMERCIAL (0.46%)
 Banta                                                   10,800                332,640
PROPERTY & CASUALTY INSURANCE (1.76%)
 Arch Capital Group /1/                                  23,700                663,837
 PMA Capital                                             20,850                283,560
 Selective Insurance Group                               14,331                321,014
                                                                             1,268,411
PUBLICLY TRADED INVESTMENT FUND (4.11%)
 iShares Russell 2000 Growth Index Fund                  10,900                430,550
 iShares Russell 2000 Index Fund                          5,700                425,505
 iShares Russell 2000 Value Index Fund                    3,491                380,728
 iShares S&P SmallCap 600 Growth Index Fund               6,700                433,155
 iShares S&P SmallCap 600 Index Fund                      9,600                920,160
 iShares S&P SmallCap 600 Value Index Fund                5,200                369,668
                                                                             2,959,766
RECREATIONAL VEHICLES (0.57%)
 Polaris Industries                                       6,550                412,585
REINSURANCE (0.50%)
 Platinum Underwriters Holdings /1/                      14,292                358,729
RESPIRATORY PRODUCTS (0.86%)
 Respironics /1/                                         19,300                616,442
RETAIL-APPAREL & SHOE (0.59%)
 AnnTaylor Stores /1/                                    18,200                426,426
RETAIL-AUTO PARTS (0.71%)
 CSK Auto /1/                                            41,100                509,640
RETAIL-BEDDING (0.63%)
 Linens 'N Things /1/                                    19,200                451,392
RETAIL-DISCOUNT (0.81%)
 Tuesday Morning /1/                                     27,900                583,389
RETAIL-RESTAURANTS (1.58%)
 CBRL Group                                              20,900                489,687
 Rare Hospitality International /1/                      24,200                645,656
                                                                             1,135,343
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-SPORTING GOODS (0.17%)
                                                                           $
 Sports Authority /1/                                    20,250                120,285
RETAIL-VIDEO RENTAL (1.23%)
 Hollywood Entertainment /1/                             22,700                446,282
 Movie Gallery /1/                                       24,279                441,635
                                                                               887,917
SAVINGS & LOANS-THRIFTS (2.52%)
 BankAtlantic Bancorp                                    47,100                438,972
 Dime Community Bancshares                               25,800                541,800
 Independence Community Bank                             19,400                497,998
 Webster Financial                                       10,300                333,823
                                                                             1,812,593
SCHOOLS (0.65%)
 Sylvan Learning Systems /1/                             30,400                464,208
SECURITY SERVICES (0.42%)
 Kroll /1/                                               15,540                302,719
SEMICONDUCTOR EQUIPMENT (1.18%)
 MKS Instruments /1/                                     27,060                355,298
 Photronics /1/                                          40,920                496,769
                                                                               852,067
STEEL-PRODUCERS (1.21%)
 Reliance Steel & Aluminum                               18,600                389,670
 Steel Dynamics /1/                                      36,900                480,807
                                                                               870,477
STEEL-SPECIALTY (0.36%)
 Allegheny Technologies                                  37,950                259,958
THERAPEUTICS (0.25%)
 CV Therapeutics /1/                                      3,600                 86,400
 Ilex Oncology /1/                                       15,250                 93,650
                                                                               180,050
TOBACCO (0.70%)
 Universal                                               14,300                503,646
TOOLS-HAND HELD (0.77%)
 Snap-On                                                 21,400                557,470
TRANSPORT-RAIL (0.49%)
 Kansas City Southern Industries /1/                     25,200                352,800
TRANSPORT-TRUCK (1.35%)
 Heartland Express /1/                                   23,100                453,453
 Roadway Express                                         13,000                520,910
                                                                               974,363
VITAMINS & NUTRITION PRODUCTS (0.75%)
 NBTY /1/                                                34,600                538,030
WEB PORTALS (0.46%)
 Overture Services /1/                                   12,050                331,737
                                           TOTAL COMMON STOCKS              70,314,469

                                                     Principal
                                                       Amount                 Value
----------------------------------------------------------------------------------------------
COMMERCIAL PAPER (4.24%)
INVESTMENT COMPANIES (4.24%)
 Investment in Joint Trading Account;   Exxon
  Asset Management                                   10,000,000
                                                     $                     $
  1.82%; 11/01/02                                     3,052,324              3,052,324
                                        TOTAL COMMERCIAL PAPER               3,052,324
                                                                           -----------

                         TOTAL PORTFOLIO INVESTMENTS (101.96%)              73,366,793
LIABILITIES, NET OF CASH, RECEIVABLES AND OTHER ASSETS
 (-1.96%)                                                                   (1,408,737)
                                    TOTAL NET ASSETS (100.00%)             $71,958,056
                                                                           --------------

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                         PRINCIPAL SMALLCAP FUND, INC.

                                OCTOBER 31, 2002

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                         PRINCIPAL SMALLCAP FUND, INC.

                                OCTOBER 31, 2002

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                         PRINCIPAL SMALLCAP FUND, INC.

                                OCTOBER 31, 2002


/1 /Non-income producing security.
See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                         PRINCIPAL UTILITIES FUND, INC.

                                OCTOBER 31, 2002


                                                         Shares
                                                          Held                  Value
-----------------------------------------------------------------------------------------------
COMMON STOCKS (58.46%)
ELECTRIC-INTEGRATED (39.93%)
                                                                             $
 Allegheny Energy                                          68,100                388,170
 Alliant Energy                                            33,900                543,078
 Ameren                                                    13,300                537,320
 American Electric Power                                   50,900              1,305,076
 Consolidated Edison                                       17,016                724,371
 Constellation Energy Group                                80,000              2,046,400
 Dominion Resources                                        66,500              3,192,000
 DTE Energy                                                35,544              1,602,679
 Energy East                                               62,600              1,333,380
 Entergy                                                   75,200              3,315,568
 Exelon                                                    60,900              3,069,360
 FirstEnergy                                               66,804              2,167,790
 FPL Group                                                 34,400              2,028,912
 NiSource                                                 110,025              1,817,614
 NiSource /1/                                              22,469                 40,444
 Public Service Enterprise Group                           36,200              1,037,130
 Southern                                                  30,045                892,336
 TECO Energy                                               55,000                814,000
 TXU                                                       16,985                243,735
                                                                              27,099,363
ELECTRIC-TRANSMISSION (2.29%)
 National Grid Group                                       43,620              1,557,234
GAS-DISTRIBUTION (4.13%)
 New Jersey Resources                                      50,850              1,605,843
 Peoples Energy                                            32,900              1,195,915
                                                                               2,801,758
TELEPHONE-INTEGRATED (12.11%)
 BellSouth                                                 98,550              2,577,082
 SBC Communications                                        97,250              2,495,435
 Verizon Communications                                    83,214              3,142,161
                                                                               8,214,678
                                             TOTAL COMMON STOCKS              39,673,033

                                                         Shares
                                                          Held                  Value
-----------------------------------------------------------------------------------------------
PREFERRED STOCKS (23.02%)
ELECTRIC-DISTRIBUTION (0.73%)
 Yorkshire Capital Trust I                                 20,985                495,246
ELECTRIC-INTEGRATED (10.28%)
 Atlantic Capital I                                         7,124                179,525
 Atlantic Capital Trust II                                  7,400                185,296
 Consolidated Edison                                        7,556                199,176
 DTE Energy Trust I                                         9,140                230,145
 Entergy London Capital                                    97,314              2,379,328
 Entergy Louisiana                                         39,580              1,012,852
 OGE Energy Capital Trust I                                18,326                470,062
 Ohio Power                                                 5,550                138,750
 SCE&G Trust I                                             55,500              1,395,825
 SWEPCO Capital I                                          31,710                783,871
                                                                               6,974,830
                                                         Shares
                                                          Held                  Value
-----------------------------------------------------------------------------------------------
PREFERRED STOCKS (CONTINUED)
FINANCE-OTHER SERVICES (3.63%)
                                                                             $
 Gulf Power Capital Trust I                                11,408                287,253
 Montana Power Capital I                                   54,370              1,185,266
 PSO Capital I                                             15,260                381,958
 TransCanada Capital                                       23,890                610,390
                                                                               2,464,867
GAS-DISTRIBUTION (0.97%)
 AGL Capital Trust II                                      25,385                658,233
MISCELLANEOUS INVESTING (1.61%)
 HRPT Properties Trust                                     45,000              1,095,300
OIL COMPANY-INTEGRATED (1.05%)
 Coastal Finance I                                         41,473                715,409
PIPELINES (1.26%)
 TransCanada PipeLines                                     33,457                853,154
TELEPHONE-INTEGRATED (3.49%)
 TDS Capital II                                            67,366              1,627,562
 Telephone & Data Systems                                  30,991                737,586
                                                                               2,365,148
                                          TOTAL PREFERRED STOCKS              15,622,187

                                                       Principal
                                                         Amount                 Value
-----------------------------------------------------------------------------------------------
BONDS (15.48%)
ELECTRIC-INTEGRATED (7.51%)
 Dominion Resources Capital Trust III                  10,000,000
                                                       $                     $
  8.40%; 01/15/31                                       1,475,000              1,420,216
 Duke Energy                                           10,000,000
  6.60%; 04/01/22                                       3,250,000              3,245,993
 TXU Gas Capital I                                     10,000,000
  3.16%; 07/01/28                                         700,000                432,134
                                                                               5,098,343
OIL COMPANY-INTEGRATED (3.84%)
 Phillips 66 Capital Trust II                          10,000,000
  8.00%; 01/15/37                                       2,475,000              2,608,798
PIPELINES (4.13%)
 KN Capital Trust I                                    10,000,000
  8.56%; 04/15/27                                       2,900,000              2,800,739
                                                     TOTAL BONDS              10,507,880
                                                                             -----------

                            TOTAL PORTFOLIO INVESTMENTS (96.96%)              65,803,100
CASH, RECEIVABLES AND OTHER ASSETS, NET OF LIABILITIES (3.04%)                 2,059,944
                                      TOTAL NET ASSETS (100.00%)             $67,863,044
                                                                             -------------



/1 /Non-income producing security.

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):
                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS


  SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR
                      ENDED OCTOBER 31 (EXCEPT AS NOTED):


                           2002       2001       2000       1999       1998
                           ----       ----       ----       ----       ----
PRINCIPAL BALANCED FUND, INC.
-----------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..   $12.17     $14.50     $15.13     $15.28     $15.11
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.20       0.29       0.32       0.40       0.42
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments /(a)/...    (1.51)     (2.13)      0.02       0.34       1.15
                          -----      -----       ----       ----       ----
 Total From Investment
            Operations    (1.31)     (1.84)      0.34       0.74       1.57
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.23)     (0.28)     (0.33)     (0.44)     (0.37)
 Distributions from
  Realized Gains......       --      (0.21)     (0.64)     (0.45)     (1.03)
  ----                               -----      -----      -----      -----
   Total Dividends and
         Distributions    (0.23)     (0.49)     (0.97)     (0.89)     (1.40)
                          -----      -----      -----      -----      -----
Net Asset Value, End
 of Period............   $10.63     $12.17     $14.50     $15.13     $15.28
                         ======     ======     ======     ======     ======
Total Return /(b)/ ...   (10.94)%   (12.91)%     2.40%      4.85%     11.00%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $77,483    $80,547    $94,763   $112,329   $104,414
 Ratio of Expenses to
  Average Net Assets..     1.42%      1.35%      1.32%      1.28%      1.28%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     1.43%        --         --         --         --
 Ratio of Net
  Investment Income to
  Average Net Assets
  /(a)/ ..............     1.71%      2.14%      2.26%      2.67%      2.86%
 Portfolio Turnover
  Rate................     88.1%     107.5%      54.4%      24.2%      57.0%

                           2002       2001       2000       1999       1998
                           ----       ----       ----       ----       ----
PRINCIPAL BALANCED FUND, INC.
-----------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..   $12.12     $14.43     $15.06     $15.22     $15.05
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(d)/ ..............     0.12       0.19       0.21       0.29       0.31
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments /(d)/...    (1.51)     (2.11)      0.02       0.32       1.14
                          -----      -----       ----       ----       ----
 Total From Investment
            Operations    (1.39)     (1.92)      0.23       0.61       1.45
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.14)     (0.18)     (0.22)     (0.32)     (0.25)
 Distributions from
  Realized Gains......       --      (0.21)     (0.64)     (0.45)     (1.03)
  ----                               -----      -----      -----      -----
   Total Dividends and
         Distributions    (0.14)     (0.39)     (0.86)     (0.77)     (1.28)
                          -----      -----      -----      -----      -----
Net Asset Value, End
 of Period............   $10.59     $12.12     $14.43     $15.06     $15.22
                         ======     ======     ======     ======     ======
Total Return /(b)/ ...   (11.55)%   (13.53)%     1.61%      4.02%     10.18%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $14,658    $17,900    $20,680    $23,570    $18,930
 Ratio of Expenses to
  Average Net Assets..     2.12%      2.05%      2.12%      2.02%      2.04%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     2.13%        --         --         --         --
 Ratio of Net
  Investment Income to
  Average Net Assets
  /(d)/ ..............     1.02%      1.44%      1.46%      1.93%      2.08%
 Portfolio Turnover
  Rate................     88.1%     107.5%      54.4%      24.2%      57.0%



/(a) /Effective November 1, 2001, the fund adopted the provisions of the Guide
  (see Notes to Financial Statements). The effect of this change for the year ended October 31, 2002 for Class A was to decrease net investment income by $.01 per share, increase net realized and unrealized gain (loss) on investments by $.01 per share, and decrease the ratio of net investment income to average net assets by .09%. Financial highlights for prior periods have not been restated to reflect this change in accounting policy.
/(b) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(c) /Expense ratio without fees paid indirectly.
/(d) /Effective November 1, 2001, the fund adopted the provisions of the Guide
  (see Notes to Financial Statements). The effect of this change for the year ended October 31, 2002 for Class B was to decrease net investment income by $.01 per share, increase net realized and unrealized gain (loss) on investments by $.01 per share, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods have not been restated to reflect this change in accounting policy.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):
                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS


  SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR
                      ENDED OCTOBER 31 (EXCEPT AS NOTED):


                            2002        2001        2000        1999       1998
                            ----        ----        ----        ----       ----
PRINCIPAL CAPITAL VALUE FUND, INC.
----------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $20.61      $25.04      $29.58      $31.07     $29.69
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.22        0.20        0.34        0.52       0.50
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (2.16)      (3.40)      (2.10)       0.45       3.88
                           -----       -----       -----        ----       ----
 Total From Investment
            Operations     (1.94)      (3.20)      (1.76)       0.97       4.38
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.19)      (0.30)      (0.25)      (0.51)     (0.53)
 Distributions from
  Realized Gains......        --       (0.93)      (2.53)      (1.95)     (2.47)
   ----                                -----       -----       -----      -----
   Total Dividends and
         Distributions     (0.19)      (1.23)      (2.78)      (2.46)     (3.00)
                           -----       -----       -----       -----      -----
Net Asset Value, End
 of Period............    $18.48      $20.61      $25.04      $29.58     $31.07
                          ======      ======      ======      ======     ======
Total Return /(a)/ ...     (9.52)%    (13.31)%     (6.20)%      3.00%     15.59%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $333,016    $386,827    $452,251    $573,485   $565,052
 Ratio of Expenses to
  Average Net Assets..      1.01%       0.95%       0.94%       0.75%      0.74%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      1.01%         --          --          --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.00%       0.90%       1.38%       1.73%      1.67%
 Portfolio Turnover
  Rate................     128.8%      126.2%      107.8%       44.5%      23.2%

                            2002        2001        2000        1999       1998
                            ----        ----        ----        ----       ----
PRINCIPAL CAPITAL VALUE FUND, INC.
----------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $20.38      $24.76      $29.41      $30.90     $29.51
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.06        0.03        0.11        0.29       0.26
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (2.12)      (3.37)      (2.09)       0.44       3.86
                           -----       -----       -----        ----       ----
 Total From Investment
            Operations     (2.06)      (3.34)      (1.98)       0.73       4.12
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.02)      (0.11)      (0.14)      (0.27)     (0.26)
 Distributions from
  Realized Gains......        --       (0.93)      (2.53)      (1.95)     (2.47)
   ----                                -----       -----       -----      -----
   Total Dividends and
         Distributions     (0.02)      (1.04)      (2.67)      (2.22)     (2.73)
                           -----       -----       -----       -----      -----
Net Asset Value, End
 of Period............    $18.30      $20.38      $24.76      $29.41     $30.90
                          ======      ======      ======      ======     ======
Total Return /(a)/ ...    (10.13)%    (13.96)%     (7.03)%      2.24%     14.71%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $27,235     $32,975     $39,017     $53,169    $44,765
 Ratio of Expenses to
  Average Net Assets..      1.72%       1.71%       1.82%       1.52%      1.52%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      1.72%         --          --          --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.29%       0.15%       0.51%       0.96%      0.88%
 Portfolio Turnover
  Rate................     128.8%      126.2%      107.8%       44.5%      23.2%




/(a) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(b) /Expense ratio without fees paid indirectly.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):
                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS


  SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR
                      ENDED OCTOBER 31 (EXCEPT AS NOTED):


                            2002        2001        2000        1999        1998
                            ----        ----        ----        ----        ----
PRINCIPAL GROWTH FUND, INC.
---------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $27.06      $71.22      $65.57      $56.09      $50.43
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     (0.18)      (0.30)      (0.37)       0.21        0.35
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (4.78)     (21.79)       8.43        9.56        7.14
                           -----      ------        ----        ----        ----
 Total From Investment
            Operations     (4.96)     (22.09)       8.06        9.77        7.49
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --          --          --       (0.29)      (0.34)
 Distributions from
  Realized Gains......        --      (22.07)      (2.41)         --       (1.49)
   ----                               ------       -----                   -----
   Total Dividends and
         Distributions        --      (22.07)      (2.41)      (0.29)      (1.83)
   ----                               ------       -----       -----       -----
Net Asset Value, End
 of Period............    $22.10      $27.06      $71.22      $65.57      $56.09
                          ======      ======      ======      ======      ======
Total Return /(a)/ ...    (18.33)%    (41.87)%     12.64%      17.46%      15.17%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $243,504    $291,541    $525,175    $493,117    $395,954
 Ratio of Expenses to
  Average Net Assets..      1.41%       1.30%       1.08%       0.89%       0.95%
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.66)%     (0.71)%     (0.52)%      0.33%       0.66%
 Portfolio Turnover
  Rate................      22.4%       33.4%      121.5%       32.4%       21.9%

                            2002        2001        2000        1999        1998
                            ----        ----        ----        ----        ----
PRINCIPAL GROWTH FUND, INC.
---------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $26.43      $70.41      $65.33      $55.98      $50.36
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     (0.41)      (0.24)      (0.89)      (0.17)       0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (4.57)     (21.67)       8.38        9.55        7.14
                           -----      ------        ----        ----        ----
 Total From Investment
            Operations     (4.98)     (21.91)       7.49        9.38        7.20
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --          --          --       (0.03)      (0.09)
 Distributions from
  Realized Gains......        --      (22.07)      (2.41)         --       (1.49)
   ----                               ------       -----                   -----
   Total Dividends and
         Distributions        --      (22.07)      (2.41)      (0.03)      (1.58)
   ----                               ------       -----       -----       -----
Net Asset Value, End
 of Period............    $21.45      $26.43      $70.41      $65.33      $55.98
                          ======      ======      ======      ======      ======
Total Return /(a)/ ...    (18.84)%    (42.21)%     11.79%      16.75%      14.58%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $48,214     $64,111    $110,001     $96,116     $64,809
 Ratio of Expenses to
  Average Net Assets..      2.05%       1.88%       1.85%       1.50%       1.46%
 Ratio of Net
  Investment Income to
  Average Net Assets..     (1.30)%     (1.29)%     (1.30)%     (0.28)%      0.15%
 Portfolio Turnover
  Rate................      22.4%       33.4%      121.5%       32.4%       21.9%




/(a) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):
                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS


  SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR
                      ENDED OCTOBER 31 (EXCEPT AS NOTED):


                           2002       2001     2000/(C)/
                           ----       ----     ----
PRINCIPAL LARGECAP STOCK INDEX FUND, INC.
-----------------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $7.85     $10.59    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.05       0.05      0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.29)     (2.74)     0.56
                          -----      -----      ----
 Total From Investment
            Operations    (1.24)     (2.69)     0.59
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.04)     (0.05)       --
 ----                     -----      -----
   Total Dividends and
         Distributions    (0.04)     (0.05)       --
 ----                     -----      -----
Net Asset Value, End
 of Period............    $6.57      $7.85    $10.59
                          =====      =====    ======
Total Return /(a)/ ...   (15.92)%   (25.46)%    4.96%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $33,538    $15,886    $9,855
 Ratio of Expenses to
  Average Net Assets..     0.90%      0.90%     0.79%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.20%      1.44%     1.82%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.65%      0.59%     0.76%/(e)/
 Portfolio Turnover
  Rate................     19.3%      39.3%    189.7%/(e)/

                           2002       2001     2000/(C)/
                           ----       ----     ----
PRINCIPAL LARGECAP STOCK INDEX FUND, INC.
-----------------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $7.84     $10.56    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.01       0.01      0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.28)     (2.72)     0.54
                          -----      -----      ----
 Total From Investment
            Operations    (1.27)     (2.71)     0.56
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --      (0.01)       --
 -----                               -----
   Total Dividends and
         Distributions       --      (0.01)       --
 -----                               -----
Net Asset Value, End
 of Period............    $6.57      $7.84    $10.56
                          =====      =====    ======
Total Return /(a)/ ...   (16.18)%   (25.65)%    4.66%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $5,684     $4,731    $2,838
 Ratio of Expenses to
  Average Net Assets..     1.25%      1.25%     1.14%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.74%      1.87%     2.44%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.33%      0.23%     0.45%/(e)/
 Portfolio Turnover
  Rate................     19.3%      39.3%    189.7%/(e)/



/(a) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(b) /Expense ratio without the Manager's voluntary waiver of certain expenses.
   The waiver began on the first day of the period ended October 31, 2000. The expense limits for each class were increased on November 1, 2000.
/(c) /Period from March 1, 2000, date shares first offered, through October 31,
  2000.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):
                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS


  SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR
                      ENDED OCTOBER 31 (EXCEPT AS NOTED):


                            2002        2001        2000        1999        1998
                            ----        ----        ----        ----        ----
PRINCIPAL MIDCAP FUND, INC.
---------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $33.08      $52.01      $42.12      $39.90      $45.33
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.08       (0.02)      (0.16)      (0.06)      (0.07)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (1.09)      (3.75)      12.08        2.28       (4.26)
                           -----       -----       -----        ----       -----
 Total From Investment
            Operations     (1.01)      (3.77)      11.92        2.22       (4.33)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.07)         --          --          --          --
 Distributions from
  Realized Gains......     (0.99)     (15.16)      (2.03)         --       (1.10)
   ----                    -----      ------       -----                   -----
   Total Dividends and
         Distributions     (1.06)     (15.16)      (2.03)         --       (1.10)
   ----                    -----      ------       -----                   -----
Net Asset Value, End
 of Period............    $31.01      $33.08      $52.01      $42.12      $39.90
                          ======      ======      ======      ======      ======
Total Return /(a)/ ...     (3.36)%     (9.14)%     29.21%       5.56%      (9.78)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $319,410    $319,523    $364,639    $313,984    $332,942
 Ratio of Expenses to
  Average Net Assets..      1.24%       1.16%       1.17%       1.22%       1.22%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      1.25%         --          --          --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.27%       0.20%      (0.36)%     (0.17)%     (0.14)%
 Portfolio Turnover
  Rate................      76.2%       66.6%      161.8%       59.9%       25.1%

                            2002        2001        2000        1999        1998
                            ----        ----        ----        ----        ----
PRINCIPAL MIDCAP FUND, INC.
---------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $31.75      $50.71      $41.29      $39.29      $44.88
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     (0.15)       0.22       (0.42)      (0.28)      (0.23)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (1.02)      (4.02)      11.87        2.28       (4.26)
                           -----       -----       -----        ----       -----
 Total From Investment
            Operations     (1.17)      (3.80)      11.45        2.00       (4.49)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......     (0.99)     (15.16)      (2.03)         --       (1.10)
   ----                    -----      ------       -----                   -----
   Total Dividends and
         Distributions     (0.99)     (15.16)      (2.03)         --       (1.10)
   ----                    -----      ------       -----                   -----
Net Asset Value, End
 of Period............    $29.59      $31.75      $50.71      $41.29      $39.29
                          ======      ======      ======      ======      ======
Total Return /(a)/ ...     (4.00)%     (9.55)%     28.63%       5.09%     (10.24)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $64,538     $71,330     $80,721     $68,639     $68,358
 Ratio of Expenses to
  Average Net Assets..      1.90%       1.61%       1.62%       1.67%       1.73%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      1.90%         --          --          --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.39)%     (0.25)%     (0.80)%     (0.62)%     (0.66)%
 Portfolio Turnover
  Rate................      76.2%       66.6%      161.8%       59.9%       25.1%



/(a) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(b) /Expense ratio without fees paid indirectly.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):
                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS


  SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR
                      ENDED OCTOBER 31 (EXCEPT AS NOTED):


                            2002        2001        2000        1999        1998
                            ----        ----        ----        ----        ----
PRINCIPAL PARTNERS BLUE CHIP FUND, INC.
---------------------------------------
CLASS A SHARES /(A)/
--------------------
Net Asset Value,
 Beginning of Period..    $17.04      $24.26      $25.25      $21.71      $20.22
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     (0.02)      (0.02)       0.04        0.15        0.12
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (3.42)      (6.84)      (0.69)       3.53        3.57
                           -----       -----       -----        ----        ----
 Total From Investment
            Operations     (3.44)      (6.86)      (0.65)       3.68        3.69
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --          --       (0.05)      (0.14)      (0.12)
 Distributions from
  Realized Gains......        --       (0.33)      (0.29)         --       (2.08)
 Tax Return of Capital
  Distributions /(b)/.     (0.01)      (0.03)         --          --          --
   ----                    -----       -----
   Total Dividends and
         Distributions     (0.01)      (0.36)      (0.34)      (0.14)      (2.20)
                           -----       -----       -----       -----       -----
Net Asset Value, End
 of Period............    $13.59      $17.04      $24.26      $25.25      $21.71
                          ======      ======      ======      ======      ======
Total Return /(c)/ ...    (20.19)%    (28.63)%     (2.60)%     17.00%      19.48%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $104,481    $120,173    $170,462    $184,217    $126,740
 Ratio of Expenses to
  Average Net Assets..      1.54%       1.50%       1.19%       1.26%       1.31%
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...      1.54%         --        1.33%         --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.08)%     (0.10)%      0.19%       0.63%       0.57%
 Portfolio Turnover
  Rate................      79.8%       74.4%       73.6%       16.4%       0.50%

                            2002        2001        2000        1999        1998
                            ----        ----        ----        ----        ----
PRINCIPAL PARTNERS BLUE CHIP FUND, INC.
---------------------------------------
CLASS B SHARES /(A)/
--------------------
Net Asset Value,
 Beginning of Period..    $16.65      $23.89      $25.00      $21.55      $20.14
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     (0.13)      (0.16)      (0.14)      (0.02)      (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (3.30)      (6.72)      (0.67)       3.48        3.53
                           -----       -----       -----        ----        ----
 Total From Investment
            Operations     (3.43)      (6.88)      (0.81)       3.46        3.51
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --          --       (0.01)      (0.01)      (0.02)
 Distributions from
  Realized Gains......        --       (0.33)      (0.29)         --       (2.08)
 Tax Return of Capital
  Distributions /(b)/.        --       (0.03)         --          --          --
   ----                                -----
   Total Dividends and
         Distributions        --       (0.36)      (0.30)      (0.01)      (2.10)
   ----                                -----       -----       -----       -----
Net Asset Value, End
 of Period............    $13.22      $16.65      $23.89      $25.00      $21.55
                          ======      ======      ======      ======      ======
Total Return /(c)/ ...    (20.60)%    (29.16)%     (3.30)%     16.09%      18.59%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $27,704     $38,531     $54,550     $56,493     $34,223
 Ratio of Expenses to
  Average Net Assets..      2.10%       2.21%       1.94%       2.04%       2.02%
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...      2.10%         --        2.05%         --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.64)%     (0.81)%     (0.56)%     (0.15)%     (0.14)%
 Portfolio Turnover
  Rate................      79.8%       74.4%       73.6%       16.4%       0.50%



/(a) /Effective September 18, 2002, Principal Blue Chip Fund, Inc. changed its name to Principal Partners Blue Chip Fund, Inc.
/(b) /See "Distributions to Shareholders" in the Notes to Financial Statements. /(c) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(d) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses. The waiver was effective for the year ended October 31, 2000.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):
                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS


  SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR
                      ENDED OCTOBER 31 (EXCEPT AS NOTED):


                           2002       2001       2000
                           ----       ----       ----
PRINCIPAL PARTNERS EQUITY GROWTH FUND, INC.
-------------------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $7.62     $11.36     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.10)     (0.10)     (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.40)     (3.64)      1.41
                          -----      -----       ----
 Total From Investment
            Operations    (1.50)     (3.74)      1.36
  ----
Net Asset Value, End
 of Period............    $6.12      $7.62     $11.36
                          =====      =====     ======
Total Return /(a)/ ...   (19.69)%   (32.92)%    13.60%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $37,451    $38,303    $49,794
 Ratio of Expenses to
  Average Net Assets..     1.98%      1.90%      1.57%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...       --         --       1.99%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.07)%    (1.10)%    (0.68)%/(d)/
 Portfolio Turnover
  Rate................    138.9%      86.4%      62.0%/(d)/

                           2002       2001       2000
                           ----       ----       ----
PRINCIPAL PARTNERS EQUITY GROWTH FUND, INC.
-------------------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $7.52     $11.28     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.11)     (0.13)     (0.10)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.42)     (3.63)      1.38
                          -----      -----       ----
 Total From Investment
            Operations    (1.53)     (3.76)      1.28
  ----
Net Asset Value, End
 of Period............    $5.99      $7.52     $11.28
                          =====      =====     ======
Total Return /(a)/ ...   (20.35)%   (33.33)%    12.80%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $12,939    $15,419    $19,430
 Ratio of Expenses to
  Average Net Assets..     2.76%      2.63%      2.31%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...       --         --       2.61%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.85)%    (1.82)%    (1.41)%/(d)/
 Portfolio Turnover
  Rate................    138.9%      86.4%      62.0%/(d)/



/(a) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(b) /Expense ratio without the Manager's voluntary waiver of certain expenses.
  The waiver was effective for the year ended October 31, 2000.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):
                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS


  SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR
                      ENDED OCTOBER 31 (EXCEPT AS NOTED):


                           2002      2001/(C)/
                           ----      ----
PRINCIPAL PARTNERS LARGECAP BLEND FUND, INC.
--------------------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $9.00     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.01)        --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.02)     (1.00)
                          -----      -----
 Total From Investment
            Operations    (1.03)     (1.00)
                          -----      -----
Net Asset Value, End
 of Period............    $7.97      $9.00
                          =====      =====
Total Return /(a)/ ...   (11.44)%   (10.00)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $18,781     $7,694
 Ratio of Expenses to
  Average Net Assets..     1.95%      1.95%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.98%      2.25%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.02)%    (0.09)%/(e)/
 Portfolio Turnover
  Rate................     67.5%      56.9%/(e)/

                           2002      2001/(C)/
                           ----      ----
PRINCIPAL PARTNERS LARGECAP BLEND FUND, INC.
--------------------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $8.94     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.03)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.04)     (1.02)
                          -----      -----
 Total From Investment
            Operations    (1.07)     (1.06)
                          -----      -----
Net Asset Value, End
 of Period............    $7.87      $8.94
                          =====      =====
Total Return /(a)/ ...   (11.97)%   (10.60)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $6,552     $2,670
 Ratio of Expenses to
  Average Net Assets..     2.70%      2.70%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     2.78%      3.01%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.77)%    (0.84)%/(e)/
 Portfolio Turnover
  Rate................     67.5%      56.9%/(e)/



/(a) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.
/(c) /Period from December 22, 2000, date shares first offered, through October
  31, 2001.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):
                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS


  SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR
                      ENDED OCTOBER 31 (EXCEPT AS NOTED):





                           2002     2001/(C)/
                           ----     ----
PRINCIPAL PARTNERS LARGECAP VALUE FUND, INC.
--------------------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $9.98    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.03      0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.00)    (0.04)
                          -----     -----
 Total From Investment
            Operations    (0.97)    (0.02)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.03)       --
 Distributions from
  Realized Gains......    (0.09)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.12)       --
 ----                     -----
Net Asset Value, End
 of Period............    $8.89     $9.98
                          =====     =====
Total Return /(a)/ ...    (9.89)%   (0.20)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $21,677    $8,146
 Ratio of Expenses to
  Average Net Assets..     1.90%     1.95%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.90%     2.04%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.45%     0.43%/(e)/
 Portfolio Turnover
  Rate................     10.5%     35.1%/(e)/

                           2002     2001/(C)/
                           ----     ----
PRINCIPAL PARTNERS LARGECAP VALUE FUND, INC.
--------------------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $9.92    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.01)    (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.03)    (0.06)
                          -----     -----
 Total From Investment
            Operations    (1.04)    (0.08)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......    (0.09)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.09)       --
 ----                     -----
Net Asset Value, End
 of Period............    $8.79     $9.92
                          =====     =====
Total Return /(a)/ ...   (10.62)%   (0.80)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $7,439    $2,786
 Ratio of Expenses to
  Average Net Assets..     2.70%     2.70%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     2.71%     2.82%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.35)%   (0.33)%/(e)/
 Portfolio Turnover
  Rate................     10.5%     35.1%/(e)/




/(a) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.
/(c) /Period from December 22, 2000, date shares first offered, through October
  31, 2001.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):
                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS


  SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR
                      ENDED OCTOBER 31 (EXCEPT AS NOTED):


                           2002       2001      2000/(C)/
                           ----       ----      ----
PRINCIPAL PARTNERS MIDCAP GROWTH FUND, INC.
-------------------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $4.55      $9.09     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.08)     (0.10)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.86)     (4.44)     (0.87)
                          -----      -----      -----
 Total From Investment
            Operations    (0.94)     (4.54)     (0.91)
                          -----      -----      -----
Net Asset Value, End
 of Period............    $3.61      $4.55      $9.09
                          =====      =====      =====
Total Return /(a)/ ...   (20.66)%   (49.94)%   (12.68)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $12,745    $11,207    $11,875
 Ratio of Expenses to
  Average Net Assets..     1.95%      1.95%      1.79%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     2.40%      2.67%      2.50%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.74)%    (1.64)%    (1.40)%/(e)/
 Portfolio Turnover
  Rate................    234.9%     334.0%     265.5%/(e)/

                           2002       2001      2000/(C)/
                           ----       ----      ----
PRINCIPAL PARTNERS MIDCAP GROWTH FUND, INC.
-------------------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $4.49      $9.04     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.08)     (0.08)     (0.07)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.87)     (4.47)     (0.89)
                          -----      -----      -----
 Total From Investment
            Operations    (0.95)     (4.55)     (0.96)
                          -----      -----      -----
Net Asset Value, End
 of Period............    $3.54      $4.49      $9.04
                          =====      =====      =====
Total Return /(a)/ ...   (21.16)%   (50.33)%   (13.16)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $4,160     $3,967     $4,093
 Ratio of Expenses to
  Average Net Assets..     2.70%      2.70%      2.54%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     3.32%      3.45%      3.22%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (2.49)%    (2.40)%    (2.18)%/(e)/
 Portfolio Turnover
  Rate................    234.9%     334.0%     265.5%/(e)/




/(a) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(b) /Expense ratio without the Manager's voluntary waiver of certain expenses.
  The waiver began on the first day of the period ended October 31, 2000. The expense limits for each class were increased on November 1, 2000.
/(c) /Period from March 1, 2000, date shares first offered, through October 31,
  2000.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):
                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS


  SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR
                      ENDED OCTOBER 31 (EXCEPT AS NOTED):


                          2002      2001/(C)/
                          ----      ----
PRINCIPAL PARTNERS SMALLCAP
---------------------------
GROWTH FUND, INC.
-----------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..   $6.24     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.08)     (0.07)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (2.17)     (3.69)
                         -----      -----
 Total From Investment
            Operations   (2.25)     (3.76)
 ----
Net Asset Value, End
 of Period............   $3.99      $6.24
                         =====      =====
Total Return /(a)/ ...  (36.06)%   (37.60)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $4,899     $4,107
 Ratio of Expenses to
  Average Net Assets..    1.95%      1.95%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...    2.95%      2.94%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.69)%    (1.55)%/(e)/
 Portfolio Turnover
  Rate................   303.3%     144.5%/(e)/

                          2002      2001/(C)/
                          ----      ----
PRINCIPAL PARTNERS SMALLCAP
---------------------------
GROWTH FUND, INC.
-----------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..   $6.20     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....   (0.08)     (0.11)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (2.19)     (3.69)
                         -----      -----
 Total From Investment
            Operations   (2.27)     (3.80)
 ----
Net Asset Value, End
 of Period............   $3.93      $6.20
                         =====      =====
Total Return /(a)/ ...  (36.61)%   (38.00)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,579     $1,230
 Ratio of Expenses to
  Average Net Assets..    2.70%      2.70%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...    3.98%      3.82%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (2.43)%    (2.29)%/(e)/
 Portfolio Turnover
  Rate................   303.3%     144.5%/(e)/




/(a) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.
/(c) /Period from December 22, 2000, date shares first offered, through October
  31, 2001./ /
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):
                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS


  SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR
                      ENDED OCTOBER 31 (EXCEPT AS NOTED):


                           2002      2001     2000     1999      1998/(C)/
                           ----      ----     ----     ----      ----
PRINCIPAL REAL ESTATE FUND, INC.
--------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $9.45     $9.03    $7.73    $8.39     $10.15
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.30      0.34     0.35     0.31       0.20
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.57      0.42     1.30    (0.67)     (1.76)
                           ----      ----     ----    -----      -----
 Total From Investment
            Operations     0.87      0.76     1.65    (0.36)     (1.56)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.29)    (0.34)   (0.35)   (0.30)     (0.20)
                          -----     -----    -----    -----      -----
   Total Dividends and
         Distributions    (0.29)    (0.34)   (0.35)   (0.30)     (0.20)
                          -----     -----    -----    -----      -----
Net Asset Value, End
 of Period............   $10.03     $9.45    $9.03    $7.73      $8.39
                         ======     =====    =====    =====      =====
Total Return /(a)/ ...     9.13%     8.49%   21.86%   (4.38)%   (15.45)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $29,198   $12,700   $9,439   $6,459     $5,490
 Ratio of Expenses to
  Average Net Assets..     1.76%     1.97%    1.88%    2.19%      2.25%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...       --        --     2.17%      --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.87%     3.57%    4.28%    3.77%      2.89%/(e)/
 Portfolio Turnover
  Rate................     65.4%     69.5%    79.8%    55.1%      60.4%/(e)/

                           2002      2001     2000     1999      1998/(C)/
                           ----      ----     ----     ----      ----
PRINCIPAL REAL ESTATE FUND, INC.
--------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $9.41     $9.00    $7.71    $8.38     $10.15
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.23      0.28     0.30     0.24       0.20
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.57      0.42     1.29    (0.66)     (1.78)
                           ----      ----     ----    -----      -----
 Total From Investment
            Operations     0.80      0.70     1.59    (0.42)     (1.58)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.23)    (0.29)   (0.30)   (0.25)     (0.19)
                          -----     -----    -----    -----      -----
   Total Dividends and
         Distributions    (0.23)    (0.29)   (0.30)   (0.25)     (0.19)
                          -----     -----    -----    -----      -----
Net Asset Value, End
 of Period............    $9.98     $9.41    $9.00    $7.71      $8.38
                          =====     =====    =====    =====      =====
Total Return /(a)/ ...     8.38%     7.76%   21.00%   (5.10)%   (15.67)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $8,982    $5,663   $4,488   $3,351     $3,120
 Ratio of Expenses to
  Average Net Assets..     2.47%     2.58%    2.62%    2.98%      2.47%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...       --        --     2.75%      --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.26%     2.97%    3.53%    2.98%      2.67%/(e)/
 Portfolio Turnover
  Rate................     65.4%     69.5%    79.8%    55.1%      60.4%/(e)/




/(a) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(b) /Expense ratio without the Manager's voluntary waiver of certain expenses.
  The waiver was effective for the year ended October 31, 2000.
/(c) /Period from December 31, 1997, date shares first offered, through October
  31, 1998. Class A and Class B shares both recognized $.03 net investment income per share from December 11, 1997 through December 30, 1997, of which each class distributed $.01 to its sole shareholder, Principal Life Insurance
  Company.   During the initial interim period, each class also incurred an unrealized gain of $.13 per share.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):
                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS


  SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR
                      ENDED OCTOBER 31 (EXCEPT AS NOTED):


                           2002       2001       2000       1999      1998/(C)/
                           ----       ----       ----       ----      ----
PRINCIPAL SMALLCAP FUND, INC.
-----------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $7.60     $11.24     $11.34      $8.43      $9.92
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.12)     (0.11)     (0.11)     (0.11)     (0.08)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.25)     (1.91)      1.27       3.02      (1.41)
                          -----      -----       ----       ----      -----
 Total From Investment
            Operations    (1.37)     (2.02)      1.16       2.91      (1.49)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......       --      (1.62)     (1.26)        --         --
  ----                               -----      -----
   Total Dividends and
         Distributions       --      (1.62)     (1.26)        --         --
  ----                               -----      -----
Net Asset Value, End
 of Period............    $6.23      $7.60     $11.24     $11.34      $8.43
                          =====      =====     ======     ======      =====
Total Return /(a)/ ...   (18.03)%   (19.37)%     9.89%     34.52%    (15.95)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $56,334    $53,763    $60,660    $41,598    $18,438
 Ratio of Expenses to
  Average Net Assets..     1.94%      1.87%      1.75%      1.92%      2.58%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.95%        --       1.76%        --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.93)%    (0.80)%    (0.61)%    (1.04)%    (1.65)%/(e)/
 Portfolio Turnover
  Rate................    218.2%     154.9%     138.4%     100.7%      20.5%/(e)/

                           2002       2001       2000       1999      1998/(C)/
                           ----       ----       ----       ----      ----
PRINCIPAL SMALLCAP FUND, INC.
-----------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $7.36     $11.02     $11.21      $8.41      $9.91
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.09)     (0.06)     (0.10)     (0.11)     (0.11)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.28)     (1.98)      1.17       2.91      (1.39)
                          -----      -----       ----       ----      -----
 Total From Investment
            Operations    (1.37)     (2.04)      1.07       2.80      (1.50)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......       --      (1.62)     (1.26)        --         --
  ----                               -----      -----
   Total Dividends and
         Distributions       --      (1.62)     (1.26)        --         --
  ----                               -----      -----
Net Asset Value, End
 of Period............    $5.99      $7.36     $11.02     $11.21      $8.41
                          =====      =====     ======     ======      =====
Total Return /(a)/ ...   (18.61)%   (20.05)%     9.14%     33.29%    (16.15)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $15,624    $17,342    $19,022    $14,158     $6,550
 Ratio of Expenses to
  Average Net Assets..     2.75%      2.74%      2.41%      2.63%      2.80%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     2.75%        --       2.41%        --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.73)%    (1.67)%    (1.27)%    (1.75)%    (1.85)%/(e)/
 Portfolio Turnover
  Rate................    218.2%     154.9%     138.4%     100.7%      20.5%/(e)/



/(a) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses. The waiver was effective for the year ended October 31, 2000./ /
/(c) /Period from December 31, 1997, date shares first offered, through October
  31, 1998. Class A and Class B shares both recognized $.02 net investment income per share from December 11, 1997 through December 30, 1997. Each class distributed $.01 taxable return of capital to its sole shareholder, Principal
  Life Insurance Company.   During the initial interim period, each class also
  incurred an unrealized loss of $.09 per share.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):
                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS


  SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR
                      ENDED OCTOBER 31 (EXCEPT AS NOTED):


                           2002       2001        2000      1999      1998
                           ----       ----        ----      ----      ----
PRINCIPAL UTILITIES FUND, INC.
------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..   $10.69     $18.40      $17.86    $16.11    $12.55
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.31       0.20        0.27      0.33      0.41
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.14)     (4.05)       1.68      2.00      3.59
                          -----      -----        ----      ----      ----
 Total From Investment
            Operations    (1.83)     (3.85)       1.95      2.33      4.00
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.29)     (0.20)      (0.27)    (0.34)    (0.44)
 Distributions from
  Realized Gains......       --      (3.66)      (1.14)    (0.24)       --
  ----                               -----       -----     -----
   Total Dividends and
         Distributions    (0.29)     (3.86)      (1.41)    (0.58)    (0.44)
                          -----      -----       -----     -----     -----
Net Asset Value, End
 of Period............    $8.57     $10.69      $18.40    $17.86    $16.11
                          =====     ======      ======    ======    ======
Total Return /(a)/ ...   (17.30)%   (25.74)%     12.09%    14.74%    32.10%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $57,881    $72,581    $101,352   $99,857   $83,533
 Ratio of Expenses to
  Average Net Assets..     1.48%      1.31%       1.23%     1.20%     1.15%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...       --         --          --        --      1.23%
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.15%      1.51%       1.59%     1.94%     2.73%
 Portfolio Turnover
  Rate................     79.4%     106.2%      150.8%     23.5%     11.9%

                           2002       2001        2000      1999      1998
                           ----       ----        ----      ----      ----
PRINCIPAL UTILITIES FUND, INC.
------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..   $10.64     $18.37      $17.83    $16.09    $12.53
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.21       0.10        0.14      0.22      0.30
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.11)     (4.07)       1.69      1.98      3.59
                          -----      -----        ----      ----      ----
 Total From Investment
            Operations    (1.90)     (3.97)       1.83      2.20      3.89
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.21)     (0.10)      (0.15)    (0.22)    (0.33)
 Distributions from
  Realized Gains......       --      (3.66)      (1.14)    (0.24)       --
  ----                               -----       -----     -----
   Total Dividends and
         Distributions    (0.21)     (3.76)      (1.29)    (0.46)    (0.33)
                          -----      -----       -----     -----     -----
Net Asset Value, End
 of Period............    $8.53     $10.64      $18.37    $17.83    $16.09
                          =====     ======      ======    ======    ======
Total Return /(a)/ ...   (18.02)%   (26.41)%     11.30%    13.85%    31.23%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $9,982    $15,152     $19,624   $18,282   $11,391
 Ratio of Expenses to
  Average Net Assets..     2.37%      2.15%       2.00%     1.95%     1.90%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...       --         --          --        --      2.00%
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.19%      0.66%       0.82%     1.19%     2.04%
 Portfolio Turnover
  Rate................     79.4%     106.2%      150.8%     23.5%     11.9%




/(a) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(b) /Expense ratio without the Manager's voluntary waiver of certain expenses.
  The waiver ceased on October 31, 1998.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                             PRINCIPAL MUTUAL FUNDS
                           INTERNATIONAL GROWTH FUNDS
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------

                                             PRINCIPAL            PRINCIPAL
                                       INTERNATIONAL EMERGING   INTERNATIONAL
                                         MARKETS FUND, INC.       FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST ...      $ 23,813,997         $ 250,821,120
                                           ============         =============
FOREIGN CURRENCY--AT COST ...........      $    109,293         $     452,439
                                           ============         =============
ASSETS
Investment in securities--at value...      $ 23,190,190         $ 225,485,115
Foreign currency--at value...........           108,067               455,438
Cash.................................            24,148               440,705
Receivables:
 Capital Shares sold.................               106               483,293
 Dividends and interest..............            22,547               950,054
 Foreign currency contracts..........                --                   119
 Investment securities sold..........                --             3,142,869
Other assets.........................               201                 4,293
                                           ------------         -------------
                         Total Assets        23,345,259           230,961,886
LIABILITIES
Accrued expenses.....................            43,648               281,774
Payables:
 Capital Shares reacquired...........            31,549             1,452,602
 Foreign currency contracts..........                --                 5,896
 Investment securities purchased.....                --             2,668,950
                                           ------------         -------------
                    Total Liabilities            75,197             4,409,222
                                           ------------         -------------
NET ASSETS APPLICABLE TO OUTSTANDING
 SHARES .............................      $ 23,270,062         $ 226,552,664
                                           ============         =============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital.....................      $ 31,745,186         $ 358,385,964
Accumulated undistributed
 (overdistributed) net investment
 income (operating loss).............                --                72,775
Accumulated undistributed
 (overdistributed) net realized gain
 (loss)..............................        (7,845,043)         (106,585,958)
Net unrealized appreciation
 (depreciation) of investments.......          (623,807)          (25,336,005)
Net unrealized appreciation
 (depreciation) on translation of
 assets and liabilities in foreign
 currencies..........................            (6,274)               15,888
                                           ------------         -------------
                     Total Net Assets      $ 23,270,062         $ 226,552,664
                                           ============         =============
CAPITAL STOCK (PAR VALUE: $.01 A
 SHARE):
Shares authorized....................       100,000,000           125,000,000
NET ASSET VALUE PER SHARE:
Class A: Net Assets..................      $ 18,028,918         $ 197,945,835
  Shares issued and outstanding......         2,661,242            39,211,459
  Net asset value per share..........      $       6.77         $        5.05
  Maximum offering price per share
 /(a)/ ..............................      $       7.11         $        5.30
                                           ============         =============

Class B: Net Assets..................      $  5,241,144         $  28,606,829
  Shares issued and outstanding......           799,426             5,747,206
  Net asset value per share /(b)/ ...      $       6.56         $        4.98
                                           ============         =============




/(a) /Maximum offering price equals net asset value plus a front-end sales charge of 4.75% of the offering price or 4.99% of the net asset value.
/(b) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                             PRINCIPAL MUTUAL FUNDS
                           INTERNATIONAL GROWTH FUNDS
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------

                                                                PRINCIPAL
                                                              INTERNATIONAL
                                                           SMALLCAP FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST ......................      $ 39,201,407
                                                              ============
FOREIGN CURRENCY--AT COST ..............................      $     31,886
                                                              ============
ASSETS
Investment in securities--at value......................      $ 34,294,782
Foreign currency--at value..............................            32,012
Cash....................................................            16,965
Receivables:
 Capital Shares sold....................................             2,061
 Dividends and interest.................................           111,752
 Investment securities sold.............................           176,555
Other assets............................................               387
                                                              ------------
                                            Total Assets        34,634,514
LIABILITIES
Accrued expenses........................................            87,452
Payables:
 Capital Shares reacquired..............................            42,075
 Investment securities purchased........................           147,683
                                                              ------------
                                       Total Liabilities           277,210
                                                              ------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES ............      $ 34,357,304
                                                              ============

NET ASSETS CONSIST OF:
Capital Shares and additional paid-in-capital...........      $ 52,988,678
Accumulated undistributed (overdistributed) net
 investment income (operating loss).....................            13,480
Accumulated undistributed (overdistributed) net realized
 gain (loss)............................................       (13,737,073)
Net unrealized appreciation (depreciation) of
 investments............................................        (4,906,625)
Net unrealized appreciation (depreciation) on
 translation of assets and liabilities in foreign
 currencies.............................................            (1,156)
                                                              ------------
                                        Total Net Assets      $ 34,357,304
                                                              ============
CAPITAL STOCK (PAR VALUE: $.01 A SHARE):
Shares authorized.......................................       100,000,000
NET ASSET VALUE PER SHARE:
Class A: Net Assets.....................................      $ 26,821,546
  Shares issued and outstanding.........................         3,197,446
  Net asset value per share.............................      $       8.39
  Maximum offering price per share /(a)/ ...............      $       8.81
                                                              ============

Class B: Net Assets.....................................      $  7,535,758
  Shares issued and outstanding.........................           932,105
  Net asset value per share /(b)/ ......................      $       8.08
                                                              ============



/(a) /Maximum offering price equals net asset value plus a front-end sales charge of 4.75% of the offering price or 4.99% of the net asset value.
/(b) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                            STATEMENTS OF OPERATIONS
                             PRINCIPAL MUTUAL FUNDS
                           INTERNATIONAL GROWTH FUNDS
                          YEAR ENDED OCTOBER 31, 2002
 -------------------------------------------------------------------------------

                                              PRINCIPAL            PRINCIPAL
                                        INTERNATIONAL EMERGING   INTERNATIONAL
                                          MARKETS FUND, INC.      FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Dividends............................       $  615,022          $  5,505,827
 Withholding tax on foreign dividends.          (66,780)             (673,440)
 Interest.............................            9,964               158,728
                                             ----------          ------------
                          Total Income          558,206             4,991,115
Expenses:
 Management and investment advisory
  fees................................          330,610             2,249,755
 Distribution fees - Class A..........           50,905               552,252
 Distribution fees - Class B..........           49,752               291,003
 Distribution fees - Class C /(a)/ ...              603                 2,902
 Distribution fees - Class R /(b)/ ...            1,512                15,639
 Registration fees - Class A..........            8,529                11,853
 Registration fees - Class B..........            7,995                10,515
 Registration fees - Class C /(a)/ ...            2,312                 6,389
 Registration fees - Class R /(b)/ ...            3,796                 6,000
 Shareholder reports - Class A........            3,319                24,864
 Shareholder reports - Class B........            1,017                 7,485
 Shareholder reports - Class R /(b)/ .              224                 2,695
 Transfer and administrative fees -
  Class A.............................           50,242               362,153
 Transfer and administrative fees -
  Class B.............................           15,329                92,684
 Transfer and administrative fees -
  Class C /(a)/ ......................              407                 1,096
 Transfer and administrative fees -
  Class R /(b)/ ......................            1,928                22,990
 Auditing and legal fees..............           15,917                10,118
 Custodian fees.......................          100,000               138,635
 Directors' fees......................            1,255                14,946
 Registration fees....................           13,350                20,652
 Transfer and administrative fees.....          122,052               631,943
 Other expenses.......................            2,678                15,342
                                             ----------          ------------
                  Total Gross Expenses          783,732             4,491,911
 Less: Fees paid indirectly...........            4,232                 9,306
 Less: Fees waived - Class A..........           54,958                    --
 Less: Fees waived - Class B..........           14,577                    --
 Less: Fees waived - Class C /(a)/ ...            2,650                 4,340
 Less: Fees waived - Class R /(b)/ ...            5,239                    --
                                             ----------          ------------
                    Total Net Expenses          702,076             4,478,265
                                             ----------          ------------
Net Investment Income (Operating Loss)         (143,870)              512,850

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
 Investment transactions..............          379,148           (44,772,795)
 Foreign currency transactions........         (104,121)               55,440
Change in unrealized
 appreciation/depreciation of:
 Investments..........................          766,423            14,467,249
 Translation of assets and liabilities
  in foreign currencies...............           (1,082)               24,824
                                             ----------          ------------
      Net Realized and Unrealized Gain
                 (Loss) on Investments        1,040,368           (30,225,282)
                                             ----------          ------------
 Net Increase (Decrease) in Net Assets
             Resulting from Operations       $  896,498          $(29,712,432)
                                             ==========          ============



/(a) /Period from November 1, 2001 through January 31, 2002 (discontinuation of class).
/(b) /Period from November 1, 2001 through December 28, 2001 (discontinuation of class).
See accompanying notes.

                            STATEMENTS OF OPERATIONS
                             PRINCIPAL MUTUAL FUNDS
                           INTERNATIONAL GROWTH FUNDS
                          YEAR ENDED OCTOBER 31, 2002
 -------------------------------------------------------------------------------

                                                                PRINCIPAL
                                                              INTERNATIONAL
                                                           SMALLCAP FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Dividends..............................................      $   949,127
 Withholding tax on foreign dividends...................          (76,130)
 Interest...............................................           25,664
                                                              -----------
                                            Total Income          898,661
Expenses:
 Management and investment advisory fees................          506,946
 Distribution fees - Class A............................           81,435
 Distribution fees - Class B............................           87,489
 Distribution fees - Class C /(a)/ .....................            1,429
 Distribution fees - Class R /(b)/ .....................            2,858
 Registration fees - Class A............................           11,390
 Registration fees - Class B............................            9,886
 Registration fees - Class C /(a)/ .....................            3,726
 Registration fees - Class R /(b)/ .....................            2,129
 Shareholder reports - Class A..........................            6,041
 Shareholder reports - Class B..........................            2,338
 Shareholder reports - Class R /(b)/ ...................              404
 Transfer and administrative fees - Class A.............           97,018
 Transfer and administrative fees - Class B.............           37,182
 Transfer and administrative fees - Class C /(a)/ ......              854
 Transfer and administrative fees - Class R /(b)/ ......            3,417
 Auditing and legal fees................................            7,668
 Custodian fees.........................................           37,263
 Directors' fees........................................            2,294
 Registration fees......................................           16,687
 Transfer and administrative fees.......................          225,816
 Other expenses.........................................            4,383
                                                              -----------
                                    Total Gross Expenses        1,148,653
 Less: Fees paid indirectly.............................            2,091
 Less: Fees waived - Class C /(a)/ .....................            2,220
                                                              -----------
                                      Total Net Expenses        1,144,342
                                                              -----------
                  Net Investment Income (Operating Loss)         (245,681)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
 Investment transactions................................       (2,260,689)
 Foreign currency transactions..........................          (25,876)
Change in unrealized appreciation/depreciation of:
 Investments............................................       (1,865,237)
 Translation of assets and liabilities in foreign
  currencies............................................            3,442
                                                              -----------
  Net Realized and Unrealized Gain (Loss) on Investments       (4,148,360)
                                                              -----------
    Net Increase (Decrease) in Net Assets Resulting from
                                              Operations      $(4,394,041)
                                                              ===========



/(a) /Period from November 1, 2001 through January 31, 2002 (discontinuation of class).
/(b) /Period from November 1, 2001 through December 28, 2001 (discontinuation of class).
See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                             PRINCIPAL MUTUAL FUNDS
                           INTERNATIONAL GROWTH FUNDS
                             YEARS ENDED OCTOBER 31
 -------------------------------------------------------------------------------

                                  PRINCIPAL                         PRINCIPAL
                            INTERNATIONAL EMERGING                INTERNATIONAL
                              MARKETS FUND, INC.                   FUND, INC.
-------------------------------------------------------------------------------------------
                              YEAR            YEAR            YEAR               YEAR
                             ENDED           ENDED            ENDED             ENDED
                          OCTOBER 31,     OCTOBER 31,      OCTOBER 31,       OCTOBER 31,
                              2002            2001            2002               2001
                        ----------------  ------------  -----------------  ----------------
-------------------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $  (143,870)      $   (83,254)  $     512,850       $     478,772
Net realized gain
 (loss) from
 investment
 transactions and
 foreign currency
 transactions.........      275,027        (8,315,731)    (44,717,355)        (57,406,558)
Change in unrealized
 appreciation/depreciation
 of investments and
 translations of assets
 and liabilities in
 foreign currencies....      765,341           686,857      14,492,073         (55,565,718)
                         -----------       -----------   -------------       -------------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations      896,498        (7,712,128)    (29,712,432)       (112,493,504)
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income:
 Class A...............           --                --        (494,213)         (1,927,678)
Excess distribution of
 net realized gain on
 investments and
 foreign currency
 transactions:
 Class A...............           --          (119,672)             --         (26,384,947)
 Class B...............           --           (41,939)             --          (4,011,548)
 Class C...............           --            (1,741)             --             (92,478)
 Class R...............           --           (30,906)             --          (2,352,615)
                         -----------       -----------   -------------       -------------
    Total Dividends and
          Distributions           --          (194,258)       (494,213)        (34,769,266)
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Class A...............    7,139,364         6,991,256      97,714,235          80,872,789
 Class B...............      999,656           849,175       5,656,985           6,655,677
 Class C...............       7,606/(a)/       111,706        227,812/(a)/         629,811
 Class R...............      18,175/(b)/       468,925        324,145/(b)/       6,159,980
Shares issued in
 acquisitions:
 Class A...............           --                --       6,240,753                  --
 Class B...............           --                --       1,912,304                  --
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Class A...............           --           117,865         483,496          27,999,320
 Class B...............           --            41,811              --           3,959,910
 Class C...............           --               877              --              84,489
 Class R...............           --            30,906              --           2,351,892
Shares redeemed:
 Class A...............   (4,890,180)       (4,541,706)   (103,330,268)        (91,319,424)
 Class B...............     (630,729)         (651,693)     (8,312,991)         (8,144,848)
 Class C...............     (261,587)/(a)/     (88,660)     (1,250,137)/(a)/      (343,805)
 Class R...............   (1,791,967)/(b)/  (2,605,556)    (18,046,474)/(b)/    (9,771,062)
                         -----------       -----------   -------------       -------------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions      590,338           724,906     (18,380,140)         19,134,729
                         -----------       -----------   -------------       -------------
         Total Increase
             (Decrease)    1,486,836        (7,181,480)    (48,586,785)       (128,128,041)
NET ASSETS
Beginning of period....   21,783,226        28,964,706     275,139,449         403,267,490
                         -----------       -----------   -------------       -------------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $23,270,062       $21,783,226   $ 226,552,664       $ 275,139,449
                         ===========       ===========   =============       =============
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $        --       $        --   $      72,775       $          --
                         ===========       ===========   =============       =============



/(a) /Period from November 1, 2001 through January 31, 2002 (discontinuation of class).
/(b) /Period from November 1, 2001 through December 28, 2001 (discontinuation of class).
See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                             PRINCIPAL MUTUAL FUNDS
                           INTERNATIONAL GROWTH FUNDS
                             YEARS ENDED OCTOBER 31
 -------------------------------------------------------------------------------

                                                         PRINCIPAL
                                                       INTERNATIONAL
                                                    SMALLCAP FUND, INC.
-------------------------------------------------------------------------------
                                                    YEAR             YEAR
                                                   ENDED             ENDED
                                                OCTOBER 31,       OCTOBER 31,
                                                    2002             2001
                                              ----------------  ---------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss)......  $   (245,681)      $   (648,803)
Net realized gain (loss) from investment
 transactions and foreign currency
 transactions...............................    (2,286,565)       (11,277,579)
Change in unrealized
 appreciation/depreciation of investments
 and translation of assets and liabilities
 in foreign currencies......................    (1,861,795)        (7,725,566)
                                              ------------       ------------
       Net Increase (Decrease) in Net Assets
                   Resulting from Operations    (4,394,041)       (19,651,948)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Excess distribution of net realized gain on
 investments and foreign currency
 transactions:
 Class A....................................            --         (5,669,901)
 Class B....................................            --         (2,003,355)
 Class C....................................            --           (113,209)
 Class R....................................            --         (1,409,353)
                                              ------------       ------------
           Total Dividends and Distributions            --         (9,195,818)
CAPITAL SHARE TRANSACTIONS
Shares sold:
 Class A....................................    23,663,602         33,123,989
 Class B....................................     2,084,900          2,602,185
 Class C....................................    1,286,305/(a)/        725,434
 Class R....................................       31,922/(b)/      1,306,150
Shares issued in reinvestment of dividends
 and distributions:
 Class A....................................            --          5,592,230
 Class B....................................            --          1,970,659
 Class C....................................            --             85,178
 Class R....................................            --            688,937
Shares redeemed:
 Class A....................................   (22,250,092)       (27,690,607)
 Class B....................................    (2,102,781)        (2,207,699)
 Class C....................................    (1,756,461)/(a)/     (727,544)
 Class R....................................    (3,272,881)/(b)/   (4,058,082)
                                              ------------       ------------
  Net Increase (Decrease) in Net Assets from
                  Capital Share Transactions    (2,315,486)        11,410,830
                                              ------------       ------------
                   Total Increase (Decrease)    (6,709,527)       (17,436,936)
NET ASSETS
Beginning of period.........................    41,066,831         58,503,767
                                              ------------       ------------
End of period (including undistributed net
 investment income as set forth below)......  $ 34,357,304       $ 41,066,831
                                              ============       ============
Undistributed (Overdistributed) Net
 Investment Income (Operating Loss).........  $     13,480       $         --
                                              ============       ============



/(a) /Period from November 1, 2001 through January 31, 2002 (discontinuation of class).
/(b) /Period from November 1, 2001 through December 28, 2001 (discontinuation of class).
See accompanying notes.

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                           INTERNATIONAL GROWTH FUNDS
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------

1. ORGANIZATION

Principal International Emerging Markets Fund, Inc., Principal International Fund, Inc., and Principal International SmallCap Fund, Inc. (the "International Growth Funds") are registered under the Investment Company Act of 1940, as amended, as open-end diversified management investment companies and operate in the mutual fund industry.

Each fund offers both Class A shares and Class B shares to the public. Class A shares generally are sold with an initial sales charge based on declining rates and certain purchases may be subject to a contingent deferred sales charge ("CDSC") upon redemption. Class B shares are sold without an initial sales charge, but bear higher ongoing distribution fees and are subject to a declining CDSC on certain redemptions made within six years of purchase. Class B shares automatically convert into Class A shares, based on relative net asset value (without a sales charge), seven years after purchase. Both classes of shares for each fund represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by each of the International Growth Funds' respective Board of Directors. In addition, the Board of Directors of each fund declares separate dividends on each class of shares.

The International Growth Funds discontinued Class C shares and Class R shares, effective January 31, 2002 and December 28, 2001, respectively. All outstanding Class C shares and Class R shares were exchanged into Class A shares on the respective effective dates.

Effective October 29, 2002, Principal International Fund, Inc. acquired all the assets and assumed all the liabilities of Principal European Equity Fund, Inc. and Principal Pacific Basin Fund, Inc. pursuant to a plan of acquisition approved by shareholders of Principal European Equity Fund, Inc. and Principal Pacific Basin Fund, Inc. on October 28, 2002. The acquisition was accomplished by a tax-free exchange of shares from Principal European Equity Fund, Inc. and Principal Pacific Basin Fund, Inc. for the shares of Principal International Fund, Inc. The aggregate net assets of Principal International Fund, Inc., Principal European Equity Fund, Inc. and Principal Pacific Basin Fund, Inc. immediately before the acquisition were approximately $212,063,000, $4,411,000, and $3,742,000, respectively.


2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the International Growth Funds:



SECURITY VALUATION . The International Growth Funds value securities for which market quotations are readily available at market value, which is determined using the last reported sale price or, if no sales are reported, as is regularly the case for some securities traded over-the-counter, the last reported bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to certain debt securities, preferred stocks and foreign securities, the investments are valued by using prices provided by market makers or estimates of market values obtained from yield data and other factors relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by each fund's Board of Directors. Short-term securities are valued at amortized cost, which approximates market.



FOREIGN SECURITIES. . Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing net asset value per share are usually determined as of such times. Occasionally, events which affect the values of such securities and foreign currency exchange rates may occur between the times at which they are generally determined and the close of the New York Stock Exchange. If events materially affecting the value of such securities occur during such period, then these securities are valued at their fair value as determined in good faith by Principal Management Corporation ('the Manager') under procedures established and regularly reviewed by each fund's Board of Directors. To the extent each fund invests in foreign securities listed on foreign exchanges which trade on days on which the fund does not determine its net asset value, for example Saturdays and other customary national U.S. holidays, each fund's net asset value could be significantly affected on days when shareholders do not have access to the International Growth Funds.

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                           INTERNATIONAL GROWTH FUNDS
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------
2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the International Growth Funds to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by each fund's Board of Directors as may occasionally be necessary.

The value of foreign securities in foreign currency amounts is expressed in U.S. dollars at the closing daily rate of exchange. The identified cost of the fund holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, and the difference between the amount of dividends and foreign withholding taxes recorded on the books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies.



INCOME AND INVESTMENT TRANSACTIONS. . The International Growth Funds record investment transactions on a trade date basis. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The International Growth Funds record dividend income on the ex-dividend date, except dividend income from foreign securities whereby the ex-dividend date has passed; such dividends are recorded as soon as the funds are informed of the ex-dividend date. Interest income is recognized on an accrual basis. The International Growth Funds allocate daily all income and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding of each class.



EXPENSES . The International Growth Funds allocate daily all expenses (other than class-specific expenses) to each class of shares based upon the relative proportion of the value of shares outstanding of each class. Class-specific expenses charged to each class during the year ended October 31, 2002 are included separately in the statements of operations.



DISTRIBUTIONS TO SHAREHOLDERS . Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions from net investment income and net realized gain from investments and foreign currency transactions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses, losses deferred due to wash sales, commission recapture, and sales of Passive Foreign Investment Companies. Permanent book and tax basis differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

For the year ended October 31, 2001, dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as tax return of capital distributions.



FEDERAL INCOME TAXES . No provision for federal income taxes is considered necessary because each fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.



OTHER . The Financial Accounting Standards Board recently approved the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). Effective November 1, 2001, the International Growth Funds adopted the provisions of the Guide. In accordance with the Guide, the International Growth Funds accrete/amortize all discounts and premiums on securities purchased, over the lives of the respective securities. The effect of this accounting change had no impact on the International Growth Funds.

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                           INTERNATIONAL GROWTH FUNDS
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------
3. OPERATING POLICIES



FEES PAID INDIRECTLY . The International Growth Funds direct certain portfolio transactions to a broker that, in turn, pays a portion of the Fund's operating expenses. The International Growth Funds have also entered into an arrangement with their custodian whereby interest earned on uninvested cash balances is used to offset a portion of each fund's expenses. These amounts are reflected in the statements of operations.



LINE OF CREDIT . The International Growth Funds participate with other funds managed by Principal Management Corporation in an unsecured joint line of credit with two banks which allow the participants to borrow up to $75 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the Fed Funds Rate plus ..50%. Additionally, a commitment fee is charged at the annual rate of .09% on the amount of the line of credit. The commitment fee is allocated among the participating funds in proportion to their average net assets during each calendar quarter. At October 31, 2002, the International Growth Funds had no outstanding borrowings under the line of credit.


4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATES



MANAGEMENT SERVICES . The International Growth Funds have agreed to pay investment advisory and management fees to Principal Management Corporation (wholly owned by Princor Financial Services Corporation, a subsidiary of Principal Financial Services, Inc.) computed at an annual percentage rate of each fund's average daily net assets. The annual rates used in this calculation for the International Growth Funds are as follows:

                                  NET ASSET VALUE OF FUNDS (IN MILLIONS)
                             ---------------------------------------------
                              FIRST      NEXT      NEXT      NEXT       OVER
                               $100      $100      $100      $100       $400
                             --------  --------  --------  --------  ----------
Principal International       1.25%     1.20%     1.15%     1.10%      1.05%
Emerging Markets Fund, Inc.
Principal International       1.20      1.15      1.10      1.05       1.00
SmallCap Fund, Inc.

                                  NET ASSET VALUE OF FUNDS (IN MILLIONS)
                             -------------------------------------------
                              FIRST      NEXT      NEXT      NEXT       OVER
                               $250      $250      $250      $250      $1,000
                             --------  --------  --------  --------  ----------
Principal International        .85       .80       .75       .70        .65
Fund, Inc.


The International Growth Funds also reimburse the Manager for transfer and administrative services, including the cost of accounting, data processing, supplies and other services rendered.

The Manager voluntarily waives a portion of its fee for Principal International Emerging Markets Fund, Inc. The waiver is in an amount that maintains total operating expenses within certain limits. The limits are expressed as a percentage of average daily net assets attributable to each class on an annualized basis during the reporting period. The operating expense limits for Class A shares and Class B shares were 2.50% and 3.25%, respectively.



DISTRIBUTION FEES . The International Growth Funds bear distribution fees with respect to each class computed at an annual rate of up to .25% for Class A shares and 1.00% for Class B shares of the average daily net assets attributable to each class of each fund.

Distribution fees are paid to Princor Financial Services Corporation, the principal underwriter. A portion of the fees is subsequently remitted to retail dealers. Pursuant to the distribution agreements for Class A and Class B shares, fees that are unused by the principal underwriter at the end of the fiscal year are returned to the respective International Growth Funds which generated the excess.

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                           INTERNATIONAL GROWTH FUNDS
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------
4.  MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATES (CONTINUED)



SALES CHARGES . Princor Financial Services Corporation, as principal underwriter, receives proceeds of any CDSC on certain Class A and Class B share redemptions. The charge is based on declining rates which for Class A shares begin at .75% and Class B shares at 4.00% of the lesser of current market value or the cost of shares being redeemed. Princor Financial Services Corporation also retains sales charges on sales of Class A shares based on declining rates which begin at 4.75% of the offering price. The aggregate amount of these charges retained by Princor Financial Services Corporation for the periods ended October 31, 2002, were as follows:

                                                       CLASS A     CLASS B
                                                       -------     -------
 Principal International Emerging Markets Fund, Inc.  $ 73,418     $ 9,275
 Principal International Fund, Inc.                    448,180      61,431
 Principal International SmallCap Fund, Inc.           176,120      24,694




AFFILIATED OWNERSHIP . At October 31, 2002, Principal Life Insurance Company (an affiliate of the Manager), affiliates of Principal Life Insurance Company and benefit plans sponsored on behalf of Principal Life Insurance Company owned shares of the International Growth Funds as follows:

                                                          CLASS A    CLASS B
                                                          -------    -------
 Principal International Emerging Markets Fund, Inc.     692,531     302,268
 Principal International Fund, Inc.                   11,304,604     251,278
 Principal International SmallCap Fund, Inc.             180,700          --





AFFILIATED BROKERAGE COMMISSIONS . No brokerage commissions were paid by the International Growth Funds to affiliated broker dealers during the year.


5. INVESTMENT TRANSACTIONS

For the year ended October 31, 2002, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. government securities) by the International Growth Funds were as follows:

                                              PURCHASES              SALES
                                       ------------------------  --------------
 Principal International Emerging            $ 41,750,439         $ 41,393,323
 Markets Fund, Inc.
 Principal International Fund, Inc.           187,705,408          209,455,690
 Principal International SmallCap              32,531,327           34,934,394
 Fund, Inc.




At October 31, 2002, net federal income tax unrealized appreciation (depreciation) of investments held by the International Growth Funds was composed of the following:

                                                TAX COST OF                                                 NET UNREALIZED
                                                INVESTMENTS            GROSS UNREALIZED                      APPRECIATION
                                                              -----------------------------------           (DEPRECIATION)
                                               IN SECURITIES  APPRECIATION       (DEPRECIATION)     OF INVESTMENTS
                                               -------------  ------------       --------------    ---------------
 Principal International Emerging Markets      $ 24,098,372
 Fund, Inc.                                                   $       1,517,254  $    (2,425,436)                 $      (908,182)
 Principal International Fund, Inc.             251,790,872           6,277,461      (32,583,218)                     (26,305,757)
 Principal International SmallCap Fund, Inc.     39,434,649           2,002,525       (7,142,392)                      (5,139,867)




The International Growth Funds' investments are with various issuers in various industries. The schedules of investments contained herein summarize concentrations of credit risk by country, issuer and industry.

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                           INTERNATIONAL GROWTH FUNDS
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------
5.  INVESTMENT TRANSACTIONS (CONTINUED)



FOREIGN CURRENCY CONTRACTS. . At October 31, 2002, certain of the International Growth Funds owned forward contracts to both purchase and sell foreign currencies at specified future dates at fixed exchange rates. Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by each fund as an unrealized gain or loss.

When the contract is closed, each fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate the fluctuations in underlying prices of each fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, each fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

                                                                                VALUE AT     NET UNREALIZED
                            FOREIGN CURRENCY   CONTRACTS TO                    OCTOBER 31,    APPRECIATION
                           PURCHASE CONTRACTS     ACCEPT      IN EXCHANGE FOR     2002       (DEPRECIATION)
                           ------------------  -------------  ---------------  -----------  ----------------
 Principal International   Hong Kong Dollar      4,237,064       $542,884       $543,001         $ 117
 Fund, Inc.
                           Japanese Yen         60,679,367        496,198        495,845          (353)



                                                                               VALUE AT     NET UNREALIZED
                           FOREIGN CURRENCY   CONTRACTS TO                    OCTOBER 31,    APPRECIATION
                            SALE CONTRACTS       DELIVER     IN EXCHANGE FOR     2002       (DEPRECIATION)
                           -----------------  -------------  ---------------  -----------  ----------------
 Principal International   Hong Kong Dollar     4,237,064       $542,582       $543,001        $  (419)
 Fund, Inc.
                           Japanese Yen        60,679,367        490,723        495,845         (5,122)

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                           INTERNATIONAL GROWTH FUNDS
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------
6. CAPITAL SHARE TRANSACTIONS

Transactions in Capital Shares were as follows:

                                                                      PRINCIPAL           PRINCIPAL          PRINCIPAL
                                                                INTERNATIONAL EMERGING  INTERNATIONAL      INTERNATIONAL
                                                                  MARKETS FUND, INC.     FUND, INC.     SMALLCAP FUND, INC.
                                                                ----------------------  -------------  ---------------------
 YEAR ENDED OCTOBER 31, 2002:
 Shares sold:
  Class A.....................................................         918,757           16,716,133          2,378,719
  Class B.....................................................         132,156              994,232            216,748
  Class C*....................................................           1,050               38,093            133,839
  Class R**...................................................           2,476               54,645              2,917
 Shares issued in acquisitions:
  Class A.....................................................              --            1,273,623                 --
  Class B.....................................................              --              395,922                 --
 Shares issued in reinvestment of dividends and distributions:
  Class A.....................................................              --               98,673                 --
  Class B.....................................................              --                   --                 --
  Class C*....................................................              --                   --                 --
  Class R**...................................................              --                   --                 --
 Shares redeemed:
  Class A.....................................................        (639,348)         (17,839,244)        (2,233,689)
  Class B.....................................................         (85,426)          (1,475,529)          (220,443)
  Class C*....................................................         (33,546)            (216,532)          (181,428)
  Class R**...................................................        (239,773)          (2,974,499)          (321,216)
                                                                      --------          -----------         ----------
                                       Net Increase (Decrease)          56,346           (2,934,483)          (224,553)
                                                                      ========          ===========         ==========

                                                                      PRINCIPAL           PRINCIPAL          PRINCIPAL
                                                                INTERNATIONAL EMERGING  INTERNATIONAL      INTERNATIONAL
                                                                  MARKETS FUND, INC.     FUND, INC.     SMALLCAP FUND, INC.
                                                                ----------------------  -------------  ---------------------
 YEAR ENDED OCTOBER 31, 2001:
 Shares sold:
  Class A.....................................................         920,411           11,706,108          2,894,244
  Class B.....................................................         112,628              938,173            222,283
  Class C.....................................................          14,484               92,062             73,063
  Class R.....................................................          57,305              813,295            100,047
 Shares issued in reinvestment of dividends and distributions:
  Class A.....................................................          15,034            3,532,458            421,102
  Class B.....................................................           5,430              503,164            151,545
  Class C.....................................................             113               10,777              6,613
  Class R.....................................................           3,962              298,843             51,917
 Shares redeemed:
  Class A.....................................................        (598,586)         (13,047,684)        (2,399,110)
  Class B.....................................................         (86,164)          (1,152,760)          (188,022)
  Class C.....................................................         (11,847)             (49,132)           (73,724)
  Class R.....................................................        (354,163)          (1,390,420)          (359,569)
                                                                      --------          -----------         ----------
                                       Net Increase (Decrease)          78,607            2,254,884            900,389
                                                                      ========          ===========         ==========



* Period from November 1, 2001 through January 31, 2002 (discontinuation of Class C shares).
** Period from November 1, 2001 through December 28, 2001 (discontinuation of Class R shares).

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                           INTERNATIONAL GROWTH FUNDS
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------
6.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

Effective January 31, 2002 and December 28, 2001, respectively, Class C shares and Class R shares were discontinued and exchanged into Class A shares as follows:

                                CLASS C                      CLASS R
                         ----------------------  --------------------------------
                           SHARES     DOLLARS     SHARES                 DOLLARS
                          EXCHANGED  EXCHANGED   EXCHANGED              EXCHANGED
                         ----------  ----------  ---------            -------------
 Principal                 32,613    $  258,946    231,357             $ 1,749,057
 International Emerging
 Markets Fund, Inc.
 Principal                174,698     1,023,732  2,804,637              17,192,424
 International Fund,
 Inc.
 Principal                 66,379       669,769    311,786               3,186,457
 International SmallCap
 Fund, Inc.




7. FEDERAL TAX INFORMATION


DISTRIBUTIONS TO SHAREHOLDERS . The tax character of distributions paid during 2002 and 2001 were as follows:

                                 ORDINARY INCOME      LONG-TERM CAPITAL GAIN
                                 ----------           ------------
                                 2002       2001        2002          2001
                                 ----       ----        ----          ----
 Principal International       $     --  $       --     $   --    $   194,258
 Emerging Markets Fund, Inc.
 Principal International        494,213   1,927,678          --    32,841,588
 Fund, Inc.
 Principal International             --   3,146,102         --      6,049,716
 SmallCap Fund, Inc.




DISTRIBUTABLE EARNINGS .

                                     UNDISTRIBUTED          UNDISTRIBUTED
                                     ORDINARY INCOME   LONG-TERM CAPITAL GAINS
                                    ----------------   -----------------------
 Principal International Emerging
 Markets Fund, Inc.                     $    --                  $ --
 Principal International Fund,
 Inc.                                    67,299                     --
 Principal International SmallCap
 Fund, Inc.                              13,480                    --

As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:


CAPITAL LOSS CARRYFORWARDS . Capital loss carryforwards are losses that can be used to offset future capital gains of the fund. At October 31, 2002, the International Growth Funds had approximate net capital loss carryforwards as follows:

                                                                              NET CAPITAL LOSS CARRYFORWARDS EXPIRING IN:

                                                                               2007       2008        2009          2010
                                                                             --------  ----------  -----------  -------------
 Principal International Emerging Markets Fund, Inc.                         $     --  $       --  $ 6,871,000   $   689,000
 Principal International Fund, Inc.                                           310,000   2,612,000   55,755,000    46,940,000
 Principal International SmallCap Fund, Inc.                                       --          --   10,352,000     3,151,000


Principal International Fund, Inc. acquired approximately $2,448,000 and $1,920,000 of capital losses, included above, as part of its acquisition of Principal European Equity Fund, Inc. and Principal Pacific Basin Fund, Inc., respectively, which may be applied against realized net taxable gains in future years, subject to certain limitations imposed by Section 382 of the Internal Revenue Code.

                            SCHEDULE OF INVESTMENTS
              PRINCIPAL INTERNATIONAL EMERGING MARKETS FUND, INC.

                                OCTOBER 31, 2002

                                                     Shares
                                                      Held                 Value
------------------------------------------------------------------------------------------
COMMON STOCKS (93.66%)
AEROSPACE & DEFENSE (0.51%)
                                                                         $
 Empresa Bras de Aeronautica                            7,600               119,168
AGRICULTURAL OPERATIONS (0.06%)
 Bunge                                                    589                14,949
APPLICATIONS SOFTWARE (0.99%)
 Infosys Technologies                                     124                 8,872
 Satyam Computer Services                              20,400               220,728
                                                                            229,600
AUDIO & VIDEO PRODUCTS (0.53%)
 Vestel Elektronik Sanayi /1/                      66,927,000               123,721
AUTO-CARS & LIGHT TRUCKS (0.69%)
 Perusahaan Otomobil Nasional                          76,700               161,479
AUTO/TRUCK PARTS & EQUIPMENT-REPLACEMENT (1.09%)
 Hyundai Mobis                                         11,280               253,187
BREWERY (2.07%)
 Companhia de Bebidas das Americas                      6,929               100,263
 Grupo Modelo                                          46,900               118,281
 Hite Brewery                                           6,031               262,325
                                                                            480,869
BUILDING PRODUCTS-CEMENT & AGGREGATE (2.93%)
 Anhui Conch Cement                                   850,000               234,313
 Apasco                                                19,600               113,151
 Grasim Industries                                     15,800               102,700
 Siam Cement                                            9,400               232,420
                                                                            682,584
BUILDING-RESIDENTIAL & COMMERCIAL (0.88%)
 Corporacion GEO /1/                                   34,700                68,199
 Land & Houses Public                                  78,700               135,486
                                                                            203,685
CASINO HOTELS (0.84%)
 Genting Berhad                                        56,600               196,617
CELLULAR TELECOMMUNICATIONS (4.75%)
 America Movil /1/                                     31,900               428,736
 China Mobile /1/                                     155,350               381,433
 Maxis Communications /1/                             109,000               170,677
 Vimpel Communications /1/                              4,418               124,588
                                                                          1,105,434
CHEMICALS-FIBERS (0.40%)
 Formosa Chemicals & Fibre                            103,880                93,553
COATINGS & PAINT (0.75%)
 Kumgang Korea Chemical                                 1,770               174,313
COMMERCIAL BANKS (9.06%)
 Bank Pekao                                             8,800               210,012
 Chinatrust Financial Holding /1/                     328,507               261,822
 Hansabank                                              5,795                78,966
 Komercni Banka                                         4,520               286,082
 Kookmin Bank                                           7,406               246,765
 OTP Bank                                              29,700               263,015
 Public Bank                                          276,700               170,395
 Standard Bank Investment                             110,240               324,120
                                                     Shares
                                                      Held                 Value
------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMMERCIAL BANKS (CONTINUED)
                                                                         $
 Thai Farmers Bank /1/                                371,200               265,909
                                                                          2,107,086
COMPUTERS (0.47%)
 Quanta Computer                                       54,000               109,538
DIVERSIFIED FINANCIAL SERVICES (1.22%)
 Shinhan Financial Group                               14,960               157,764
 Sinopac Holdings                                     298,961               125,159
                                                                            282,923
DIVERSIFIED MINERALS (4.02%)
 Anglo American                                        42,982               562,134
 Antofagasta                                           33,104               271,904
 Cia Vale do Rio Doce /1/                               3,840               101,184
                                                                            935,222
DIVERSIFIED OPERATIONS (1.09%)
 Alfa                                                  84,600               139,601
 Citic Pacific                                         53,500               113,182
                                                                            252,783
ELECTRIC PRODUCTS-MISCELLANEOUS (0.57%)
 Moatech                                               18,800               133,151
ELECTRIC-GENERATION (2.18%)
 CEZ                                                   74,200               207,931
 Huaneng Power International                          238,000               170,885
 Ratchaburi Electricity Generating Holding            326,900               127,663
                                                                            506,479
ELECTRIC-INTEGRATED (1.06%)
 Korea Electric Power                                  29,200               245,572
ELECTRONIC COMPONENTS-MISCELLANEOUS (7.53%)
 Delta Electronics                                    282,800               196,049
 Samsung Electronics                                    5,140             1,455,314
 Samsung SDI                                            1,620               100,643
                                                                          1,752,006
ELECTRONIC CONNECTORS (1.36%)
 Hon Hai Precision Industry                            87,500               315,962
FINANCE-CONSUMER LOANS (0.86%)
 African Bank Investments                             359,087               198,964
FINANCE-OTHER SERVICES (1.31%)
 Grupo Financiero BBVA Bancomer /1/                   385,529               303,844
FOOD-DAIRY PRODUCTS (0.69%)
 Wimm-Bill-Dann Foods                                   8,000               159,760
FOOD-MISCELLANEOUS/DIVERSIFIED (0.71%)
 Global Bio-Chem Technology Group                     772,800               165,471
FOOD-RETAIL (1.69%)
 Companhia Brasileira de Distribuicao Grupo
  Pao de Acucar                                         9,600               148,992
 Shoprite Holdings                                    364,200               243,611
                                                                            392,603
GAS-DISTRIBUTION (1.25%)
 Korea Gas                                              6,810               117,366
                                                     Shares
                                                      Held                 Value
------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
GAS-DISTRIBUTION (CONTINUED)
                                                                         $
 OAO Gazprom                                           13,070               174,484
                                                                            291,850
GOLD MINING (1.22%)
 Gold Fields                                            9,900               113,276
 Harmony Gold Mining                                   12,700               171,167
                                                                            284,443
INTERNET INFRASTRUCTURE SOFTWARE (0.49%)
 RADVision /1/                                         22,042               113,737
INTERNET SECURITY (0.46%)
 Check Point Software Technologies /1/                  7,800               107,562
MEDICAL-DRUGS (3.27%)
 Dr. Reddy's Laboratories                               9,890               143,405
 Pliva D.D. /2/                                        14,930               179,683
 Ranbaxy Laboratories                                   5,820                62,835
 Ranbaxy Laboratories /2/                               9,700               117,370
 Teva Pharmaceutical Industries                         3,325               257,455
                                                                            760,748
MINING SERVICES (0.77%)
 Yanzhou Coal Mining                                  502,000               180,219
MISCELLANEOUS MANUFACTURERS (0.06%)
 Palmco Holdings                                       11,583                14,022
MONEY CENTER BANKS (1.54%)
 ICICI Banking                                         17,000               104,550
 State Bank of India /2/                               23,697               254,743
                                                                            359,293
OIL COMPANY-EXPLORATION & PRODUCTION (2.11%)
 CNOOC                                                  4,700               117,406
 CNOOC                                                141,000               176,263
 PTT Exploration & Production                          25,000                69,902
 PTT Public                                           144,000               128,111
                                                                            491,682
OIL COMPANY-INTEGRATED (7.16%)
 OAO Lukoil Holding                                     5,080               331,809
 PetroChina                                           930,000               174,090
 Sasol                                                 32,010               349,132
 Surgutneftegaz                                        21,900               393,543
 YUKOS                                                  3,013               418,515
                                                                          1,667,089
PAPER & RELATED PRODUCTS (1.73%)
 Aracruz Celulose                                       5,600                89,544
 Sappi                                                 26,165               313,435
                                                                            402,979
PETROCHEMICALS (3.36%)
 IOI Berhad                                           286,000               421,488
 LG Chemical                                            7,270               217,175
 Reliance Industries /2/                               13,000               143,451
                                                                            782,114
PLATINUM (1.75%)
 Impala Platinum Holdings                               7,110               408,150
                                                     Shares
                                                      Held                 Value
------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
PROPERTY & CASUALTY INSURANCE (0.66%)
                                                                         $
 Samsung Fire & Marine Insurance                        2,540               154,255
REAL ESTATE OPERATOR & DEVELOPER (0.61%)
 Consorcio ARA /1/                                     96,200               141,115
RETAIL-APPLIANCES (0.30%)
 Courts Mammoth                                        86,000                68,802
RETAIL-DISCOUNT (0.34%)
 Lojas Americanas                                  46,700,000                79,101
RETAIL-HYPERMARKETS (1.04%)
 Pick'n Pay Stores                                    179,400               241,073
RETAIL-MAJOR DEPARTMENT STORE (1.03%)
 Ramayana Lestari Sentosa                             211,000                55,438
 Shinsegae Department Store                             1,370               184,953
                                                                            240,391
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (2.55%)
 Sunplus Technology                                    71,250               131,204
 Taiwan Semiconductor Manufacturing /1/               254,845               340,966
 Taiwan Semiconductor Manufacturing /1/                15,558               121,664
                                                                            593,834
SEMICONDUCTOR EQUIPMENT (0.32%)
 ASE Test /1/                                          17,699                75,398
STEEL PIPE & TUBE (0.93%)
 Siderca                                                4,300                70,348
 Tubos de Acero de Mexico                              15,915               145,622
                                                                            215,970
STEEL-PRODUCERS (1.53%)
 POSCO                                                 15,405               356,318
TELECOMMUNICATION SERVICES (1.81%)
 SK Telecom                                            12,674               254,367
 Telekomunikasi Indonesia                             502,000               167,248
                                                                            421,615
TELEPHONE-INTEGRATED (5.66%)
 Brasil Telecom Participacoes                           4,700               131,130
 KT                                                    18,880               387,795
 Matav                                                 60,590               188,880
 Telefonos de Mexico                                   19,948               608,414
                                                                          1,316,219
TOBACCO (1.40%)
 ITC /2/                                                8,400               106,888
 Korea Tobacco & Ginseng /1/ /2/                       29,731               218,523
                                                                            325,411
                                         TOTAL COMMON STOCKS             21,793,913

                                                     Shares
                                                      Held                 Value
------------------------------------------------------------------------------------------
PREFERRED STOCKS (1.94%)
DIVERSIFIED MINERALS (1.00%)
                                                                         $
 Caemi Mineracao e Metalurgica                      1,599,256               233,444
STEEL-SPECIALTY (0.26%)
 Gerdau                                             6,470,992                60,577
TEXTILE-PRODUCTS (0.68%)
 Cia de Tecidos do Norte de Minas -
  Coteminas                                         2,283,900               157,256
                                      TOTAL PREFERRED STOCKS                451,277


See accompanying notes.

                            SCHEDULE OF INVESTMENTS
              PRINCIPAL INTERNATIONAL EMERGING MARKETS FUND, INC.

                                OCTOBER 31, 2002

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
              PRINCIPAL INTERNATIONAL EMERGING MARKETS FUND, INC.

                                OCTOBER 31, 2002




                                                       Principal
                                                         Amount                 Value
-----------------------------------------------------------------------------------------------
COMMERCIAL PAPER (4.06%)
DIVERSIFIED FINANCIAL SERVICES (4.06%)
 General Electric Capital
  1.88%; 11/01/02                                      $945,000              $945,000
                                          TOTAL COMMERCIAL PAPER             945,000


                            TOTAL PORTFOLIO INVESTMENTS (99.66%)             23,190,190
CASH, RECEIVABLES AND OTHER ASSETS, NET OF LIABILITIES (0.34%)               79,872
                                      TOTAL NET ASSETS (100.00%)             $23,270,062
                                                                             -------------


/1 /Non-income producing security.
/2 /Restricted Security - The fund held securities, which were purchased in private placement transactions and may require registration, or an exemption therefrom, in order to effect their sale in the ordinary course of business. At the end of the period, restricted securities totaled $1,020,658 or 4.39% of net assets.


                 INVESTMENTS BY COUNTRY
 Country                     Value            Percentage of
                                               Total Value
---------------------------------------------------------------
                          $
 Argentina                     70,348              0.30%
 Brazil                     1,086,616              4.69
 China                        344,975              1.49
 Czech Republic               494,013              2.13
 Hong Kong                  1,368,288              5.90
 Hungary                      631,577              2.72
 India                      1,265,543              5.46
 Indonesia                    222,686              0.96
 Israel                       478,753              2.06
 Korea                      4,919,786             21.22
 Malaysia                   1,203,481              5.19
 Mexico                     2,066,963              8.91
 Poland                       210,012              0.91
 Russia                     1,602,699              6.91
 South Africa               2,362,928             10.19
 Spain                         78,966              0.34
 Taiwan                     1,575,266              6.79
 Thailand                   1,155,539              4.98
 Turkey                       123,721              0.53
 United Kingdom               834,038              3.60
 United States              1,093,992              4.72
             TOTAL        $23,190,190            100.00%
                          -------------          ---------

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                       PRINCIPAL INTERNATIONAL FUND, INC.

                                OCTOBER 31, 2002

                                                        Shares
                                                         Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (96.36%)
ADVERTISING SALES (0.00%)
                                                                            $
 Clear Media /1/                                           2,000                  1,051
AEROSPACE & DEFENSE (0.01%)
 BAE Systems                                               5,595                 16,303
AIRLINES (0.65%)
 China Southern Airlines                                  52,000                 13,334
 Deutsche Lufthansa /1/                                  124,874              1,440,671
 Singapore Airlines                                        2,000                 12,460
                                                                              1,466,465
APPAREL MANUFACTURERS (0.03%)
 Onward Kashiyama                                          8,000                 66,672
APPLICATIONS SOFTWARE (0.00%)
 Aldata Solution Oyj /1/                                   2,363                  1,615
AUDIO & VIDEO PRODUCTS (0.80%)
 Matsushita Electric Industrial                            7,000                 73,365
 Sony                                                     40,400              1,737,883
                                                                              1,811,248
AUTO-CARS & LIGHT TRUCKS (4.75%)
 Bayerische Motoren Werke                                 49,977              1,781,720
 Denway Motors                                            32,000                  9,847
 Honda Motor                                              79,219              2,838,719
 Nissan Motor                                            488,870              3,755,013
 PSA Peugeot Citroen                                      54,723              2,321,593
 Toyota Motor                                              1,800                 43,784
                                                                             10,750,676
BEVERAGES-WINE & SPIRITS (1.34%)
 Allied Domecq                                           408,150              2,439,263
 Diageo                                                   53,025                597,295
                                                                              3,036,558
BREWERY (1.02%)
 Interbrew                                               103,050              2,321,647
BROADCASTING SERVICES & PROGRAMMING (0.02%)
 SKY Perfect Communications /1/                               50                 44,486
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.03%)
 CRH                                                       3,253                 41,234
 CSR                                                       9,654                 29,469
                                                                                 70,703
BUILDING PRODUCTS-CEMENT & AGGREGATE (1.13%)
 Lafarge                                                  32,206              2,565,840
BUILDING-RESIDENTIAL & COMMERCIAL (0.02%)
 Sekisui House                                             6,000                 44,127
CELLULAR TELECOMMUNICATIONS (2.39%)
 America Movil /1/                                        86,500              1,162,560
 NTT DoCoMo                                                   43                 79,324
 SmarTone Telecommunications Holdings /1/                 13,000                 13,918
 Vodafone Group                                        2,588,903              4,161,723
                                                                              5,417,525
CHEMICALS-DIVERSIFIED (2.38%)
 DSMA                                                     68,910              2,913,915
 Shin-Estu Chemical                                       47,260              1,458,190
                                                        Shares
                                                         Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
CHEMICALS-DIVERSIFIED (CONTINUED)
                                                                            $
 Showa Denko K. K. /1/                                    23,000                 27,598
 Sumitomo Chemical                                       305,300                914,579
 Tokuyama                                                 14,000                 35,769
 Tosoh                                                    16,000                 33,956
                                                                              5,384,007
CHEMICALS-SPECIALTY (0.39%)
 Ciba Specialty Chemicals                                  1,440                101,450
 Lonza Group                                              12,908                784,780
                                                                                886,230
COMMERCIAL BANKS (6.34%)
 Allied Irish Banks                                      242,849              3,402,987
 Banco Santander Central Hispano                           3,767                 23,091
 Bangkok Bank /1/                                         15,500                 18,446
 Bank of Fukuoka                                           4,000                 14,758
 Bank of Ireland                                         190,700              2,115,122
 Chinatrust Financial Holding /1/                      1,454,000              1,158,849
 Dah Sing Financial                                        2,800                 12,996
 Danske Bank                                               5,098                 81,180
 DnB Holding                                             329,620              1,520,314
 ForeningsSparbanken                                       6,423                 70,803
 Fortis                                                  105,795              1,934,032
 Hang Seng Bank                                              500                  5,401
 Kookmin Bank /1/                                            785                 25,395
 Kookmin Bank                                             28,159                938,248
 National Bank of Canada                                  80,800              1,516,923
 Nordea                                                  374,576              1,533,070
                                                                             14,371,615
COMMERCIAL SERVICES (0.04%)
 Societe Generale de Surveillance Holding /1/                270                 79,197
COMPUTERS (0.00%)
 Legend Group                                             12,000                  4,346
COMPUTERS-INTEGRATED SYSTEMS (0.08%)
 Fujitsu                                                  18,000                 58,330
 Meitec                                                    3,400                 75,904
 OBIC                                                        300                 46,502
                                                                                180,736
COMPUTERS-MEMORY DEVICES (0.02%)
 TDK                                                       1,000                 39,262
COMPUTERS-PERIPHERAL EQUIPMENT (0.00%)
 BenQ                                                      1,364                  9,787
CONSULTING SERVICES (0.00%)
 Linmark Group                                             7,000                  1,481
CONTAINERS-PAPER & PLASTIC (0.02%)
 Amcor                                                     8,972                 40,483
COOPERATIVE BANKS (0.72%)
 Banco Popolare di Verona e Novara                       136,200              1,632,034
COSMETICS & TOILETRIES (0.64%)
 Kao                                                       4,000                 91,421
 Kose                                                      1,040                 32,174
                                                        Shares
                                                         Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COSMETICS & TOILETRIES (CONTINUED)
                                                                            $
 Shiseido                                                118,500              1,317,419
                                                                              1,441,014
DISTRIBUTION-WHOLESALE (0.02%)
 Esprit Holdings                                          10,000                 16,796
 Hagemeyer                                                 4,019                 30,447
                                                                                 47,243
DIVERSIFIED FINANCIAL SERVICES (0.22%)
 Shinhan Financial Group                                  47,650                502,505
DIVERSIFIED MINERALS (2.24%)
 Anglo American                                          165,462              2,117,518
 BHP Billiton                                             12,004                 64,557
 Cia Vale do Rio Doce /1/                                 56,270              1,482,715
 WMC                                                     319,458              1,345,701
 Xstrata                                                   6,355                 65,868
                                                                              5,076,359
DIVERSIFIED OPERATIONS (0.51%)
 Brascan                                                  58,100              1,137,149
 First Pacific /1/                                        56,000                  5,313
 Hutchison Whampoa                                         3,700                 22,771
                                                                              1,165,233
DIVERSIFIED OPERATORS-COMMERCIAL SERVICE (0.01%)
 Brambles Industries                                       8,526                 32,414
ELECTRIC COMPONENT-MISCELLANEOUS (0.02%)
 NEC /1/                                                  15,000                 55,098
ELECTRIC PRODUCTS-MISCELLANEOUS (0.01%)
 Techtronic Industries                                    20,000                 15,258
ELECTRIC-GENERATION (0.00%)
 Beijing Datang Power Generation                          24,000                  7,616
ELECTRIC-INTEGRATED (1.75%)
 E.On AG                                                  61,025              2,761,791
 Hongkong Electric Holdings                                3,500                 14,225
 Korea Electric Power                                     78,530              1,189,067
                                                                              3,965,083
ELECTRIC-TRANSMISSION (0.03%)
 National Grid Transco                                     9,727                 69,127
ELECTRONIC COMPONENTS-MISCELLANEOUS (3.16%)
 Hosiden                                                   3,000                 25,835
 Koninklijke Philips Electronics                         118,912              2,131,430
 Kyocera                                                  26,050              1,535,230
 Omron                                                     6,000                 71,014
 Samsung Electronics                                      11,932              3,378,367
 Yaskawa Electric                                         10,000                 17,468
                                                                              7,159,344
ELECTRONIC COMPONENTS-SEMICONDUCTOR (0.03%)
 Aixtron                                                   1,173                  6,946
 New Japan Radio                                           5,000                 23,957
 Rohm                                                        300                 37,785
                                                                                 68,688
ELECTRONIC MEASUREMENT INSTRUMENTS (0.04%)
 Advantest                                                   900                 29,606
                                                        Shares
                                                         Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRONIC MEASUREMENT INSTRUMENTS (CONTINUED)
                                                                            $
 Keyence                                                     300                 49,661
                                                                                 79,267
FINANCE-CONSUMER LOANS (0.02%)
 Aiful                                                       850                 35,732
FINANCE-INVESTMENT BANKER & BROKER (0.44%)
 Nikko Securities                                         24,000                 96,188
 Nomura Securities                                        78,830                907,275
                                                                              1,003,463
FINANCE-LEASING COMPANY (0.04%)
 ORIX                                                      1,700                 96,164
FINANCE-OTHER SERVICES (0.55%)
 Grupo Financiero BBVA Bancomer /1/                    1,585,609              1,249,654
FOOD-CATERING (0.03%)
 Compass Group                                            15,104                 66,814
FOOD-MISCELLANEOUS/DIVERSIFIED (4.42%)
 Nestle                                                   22,754              4,878,500
 Unilever                                                 80,184              5,141,552
                                                                             10,020,052
FOOD-RETAIL (0.56%)
 Dairy Farm International Holdings                         8,100                  6,601
 Safeway                                                 344,016              1,194,833
 Tesco                                                    19,736                 61,214
                                                                              1,262,648
GAS-DISTRIBUTION (1.68%)
 Centrica                                                560,471              1,595,880
 Tokyo Gas                                               750,000              2,191,658
 Xinao Gas Holdings /1/                                   36,000                  6,554
                                                                              3,794,092
GAS-TRANSPORTATION (0.67%)
 Snam Rete Gas                                           507,595              1,518,067
GOLD MINING (0.41%)
 Barrick Gold                                             62,250                932,470
IMPORT & EXPORT (1.02%)
 Mitsubishi                                              354,189              2,211,694
 Sumitomo                                                 22,000                 95,355
                                                                              2,307,049
INSTRUMENTS-SCIENTIFIC (0.00%)
 Moritex                                                   1,010                  4,007
LIFE & HEALTH INSURANCE (0.53%)
 AMP                                                       2,680                 18,890
 Power Corp. of Canada                                    49,210              1,091,719
 Prudential                                               11,834                 84,610
                                                                              1,195,219
MACHINERY TOOLS & RELATED PRODUCTS (0.84%)
 Sandvik                                                  80,324              1,911,140
MACHINERY-CONSTRUCTION & MINING (0.79%)
 Atlas Copco                                              85,581              1,793,368
MACHINERY-ELECTRICAL (1.14%)
 Lindeteves-Jacoberg                                      22,000                  9,282
                                                        Shares
                                                         Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MACHINERY-ELECTRICAL (CONTINUED)
                                                                            $
 Schneider Electric                                       54,758              2,537,817
 SMC                                                         400                 31,671
                                                                              2,578,770
MACHINERY-GENERAL INDUSTRY (0.01%)
 Nippon Thompson                                           4,000                 13,028
MEDICAL-DRUGS (7.25%)
 AstraZeneca                                               1,868                 69,643
 Aventis                                                  64,147              3,840,073
 Eisai                                                       600                 12,954
 GlaxoSmithKline                                         142,621              2,719,961
 Novartis                                                 87,914              3,352,905
 Novo Nordisk                                             30,200                833,027
 Pharmacia                                                   686                 29,799
 Sanofi-Synthelabo                                           754                 46,108
 Schering                                                 26,308              1,207,548
 Takeda Chemical Industries                               33,339              1,385,156
 Teva Pharmaceutical Industries                           14,796              1,145,654
 Yamanouchi Pharmaceutical                                72,585              1,777,447
                                                                             16,420,275
METAL-ALUMINUM (0.00%)
 Aluminum Corp. of China                                  30,000                  3,308
METAL-DIVERSIFIED (0.69%)
 Rio Tinto                                                86,470              1,562,511
MONEY CENTER BANKS (9.70%)
 ABN AMRO Holding                                        181,981              2,672,600
 Barclays                                                600,307              4,151,177
 BNP Paribas                                             122,873              4,898,882
 DBS Group Holdings                                        4,000                 28,091
 HSBC Holdings                                             6,458                 71,937
 HSBC Holdings                                             1,200                 13,078
 Mitsubishi Tokyo Financial Group                             18                117,395
 Royal Bank of Canada                                     79,900              2,777,013
 Royal Bank of Scotland                                  113,610              2,669,697
 Sumitomo Mitsui Banking                                   9,000                 37,246
 UBS                                                      47,309              2,254,565
 UFJ Holdings                                                 38                 57,383
 UniCredito Italiano                                     582,400              2,191,653
 United Overseas Bank                                      4,000                 30,356
                                                                             21,971,073
MORTGAGE BANKS (0.01%)
 DEPFA Bank                                                  550                 25,381
MULTI-LINE INSURANCE (2.41%)
 Aegon                                                   122,064              1,654,847
 AXA                                                      84,881              1,266,749
 ING Groep                                                 3,504                 58,609
 Riunione Adriatica di Sicurta                           199,200              2,481,628
                                                                              5,461,833
MULTIMEDIA (1.53%)
 News                                                    139,699              3,245,208
 News                                                      5,933                 35,035
 Pearson                                                   9,272                 98,496
                                                        Shares
                                                         Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MULTIMEDIA (CONTINUED)
                                                                            $
 Tokyo Broadcasting System                                 6,000                 82,279
                                                                              3,461,018
NON-HOTEL GAMBLING (1.03%)
 Hilton Group                                            860,295              2,341,921
OFFICE AUTOMATION & EQUIPMENT (1.08%)
 Canon                                                    66,536              2,454,842
OIL COMPANY-EXPLORATION & PRODUCTION (1.20%)
 Canadian Natural Resources                               59,631              1,620,780
 Talisman Energy                                          29,790              1,087,525
                                                                              2,708,305
OIL COMPANY-INTEGRATED (7.89%)
 BP Amoco                                                 18,502                118,390
 China Petroleum & Chemical                               63,000                  9,774
 ENI                                                     382,349              5,308,536
 Shell Transport & Trading                               912,660              5,854,212
 TotalFinaElf                                             47,861              6,592,888
                                                                             17,883,800
OIL REFINING & MARKETING (0.65%)
 Statoil                                                 201,990              1,466,727
OPTICAL SUPPLIES (0.02%)
 Cie Generale D'Optique Essilor International              1,233                 49,635
PAPER & RELATED PRODUCTS (1.58%)
 Oji Paper                                               254,500              1,098,935
 Stora Enso Oyj                                          123,365              1,282,768
 UPM-Kymmene Oyj                                          36,978              1,199,282
                                                                              3,580,985
PIPELINES (0.64%)
 TransCanada Pipelines                                   100,670              1,446,888
PRINTING-COMMERCIAL (0.22%)
 Toppan Printing                                          67,500                501,939
PROPERTY & CASUALTY INSURANCE (1.06%)
 Mitsui Sumitomo Insurance /1/                           424,000              1,761,619
 NRMA Insurance Group                                     35,059                 48,450
 Samsung Fire & Marine Insurance                           9,770                593,336
                                                                              2,403,405
PUBLIC THOROUGHFARES (1.18%)
 Brisa-Auto Estradas de Portugal                         522,385              2,664,187
PUBLISHING-PERIODICALS (0.86%)
 Wolters Kluwer                                          111,375              1,953,318
REAL ESTATE OPERATOR & DEVELOPER (0.02%)
 Cheung Kong                                               3,000                 19,906
 Keppel Land                                              13,000                  8,393
 Kerry Properties                                         11,241                  7,927
 Sun Hung Kai Properties                                   1,000                  6,231
                                                                                 42,457
REINSURANCE (0.03%)
 Swiss Reinsurance                                           967                 67,144
                                                        Shares
                                                         Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RESEARCH & DEVELOPMENT (0.00%)
                                                                            $
 Silex Systems /1/                                         6,420                  1,817
RESPIRATORY PRODUCTS (0.01%)
 ResMed /1/                                                8,017                 25,095
RETAIL-APPAREL & SHOE (0.59%)
 Debenhams                                                 2,356                 11,648
 Giordano International                                   20,000                  7,629
 Matalan                                                 359,535              1,327,482
                                                                              1,346,759
RETAIL-AUTOMOBILE (0.00%)
 Astra International                                      19,500                  4,384
RETAIL-CONSUMER ELECTRONICS (0.03%)
 Yamada Denki                                              2,000                 47,017
 Yamada Denki                                              1,000                 24,651
                                                                                 71,668
RETAIL-DISCOUNT (0.01%)
 Harvey Norman Holdings                                   10,711                 15,040
RETAIL-MAJOR DEPARTMENT STORE (1.55%)
 Metro                                                   152,379              3,500,901
RETAIL-MISCELLANEOUS/DIVERSIFIED (0.40%)
 Aeon                                                      4,500                110,562
 Ito-Yokado                                               25,190                785,453
                                                                                896,015
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.47%)
 United Microelectronics /1/                           1,462,320              1,060,292
SEMICONDUCTOR EQUIPMENT (0.01%)
 ASM Lithography Holding /1/                               3,450                 30,236
SOAP & CLEANING PRODUCTS (0.05%)
 Reckitt Benckiser                                         6,753                122,238
STEEL-PRODUCERS (1.26%)
 Acerinox                                                  1,366                 48,537
 Arcelor /1/                                             153,285              1,656,118
 BHP Steel /1/                                            12,392                 20,495
 China Steel                                                   7                     76
 Pohang Iron & Steel                                      11,900              1,118,219
                                                                              2,843,445
TELECOMMUNICATION EQUIPMENT (0.78%)
 Nokia                                                     6,831                116,015
 Nokia                                                    99,430              1,652,527
                                                                              1,768,542
TELECOMMUNICATION SERVICES (0.46%)
 SK Telecom                                               52,225              1,048,156
TELEPHONE COMMUNICATION (0.01%)
 Telstra                                                   8,100                 21,399
TELEPHONE-INTEGRATED (4.05%)
 Deutsche Telekom                                         94,840              1,088,533
 KT                                                       93,141              1,913,116
 Nippon Telegraph & Telephone                                 22                 80,630
 Portugal Telecom                                         13,678                 82,627
 Royal KPN /1/                                           283,800              1,798,702
                                                        Shares
                                                         Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TELEPHONE-INTEGRATED (CONTINUED)
                                                                            $
 TDC                                                      33,187                716,415
 Telecom Italia                                          638,162              3,368,410
 Telecom Italia                                           16,194                128,616
                                                                              9,177,049
TOBACCO (2.31%)
 Altadis                                                 151,920              3,212,030
 British American Tobacco                                198,356              2,029,545
                                                                              5,241,575
TRANSPORT-MARINE (0.00%)
 Evergreen Marine                                          2,234                  9,192
TRANSPORT-RAIL (0.05%)
 East Japan Railway                                           18                 81,985
 West Japan Railway                                            7                 22,684
                                                                                104,669
TRANSPORT-SERVICES (1.22%)
 Exel                                                    148,300              1,524,341
 TPG                                                      75,804              1,228,124
                                                                              2,752,465
WATER TREATMENT SYSTEMS (0.03%)
 Kurita Water Industries                                   6,000                 50,935
 Vivendi Environnement /1/                                   282                  6,685
                                                                                 57,620
WIRE & CABLE PRODUCTS (0.01%)
 Sumitomo Electric Industries                              6,000                 30,463
                                            TOTAL COMMON STOCKS             218,310,052

                                                        Shares
                                                         Held                  Value
----------------------------------------------------------------------------------------------
PREFERRED STOCKS (0.01%)
MULTIMEDIA (0.01%)
 News                                                      5,074                 25,063
                                         TOTAL PREFERRED STOCKS                  25,063


See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                       PRINCIPAL INTERNATIONAL FUND, INC.

                                OCTOBER 31, 2002

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                       PRINCIPAL INTERNATIONAL FUND, INC.

                                OCTOBER 31, 2002

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                       PRINCIPAL INTERNATIONAL FUND, INC.

                                OCTOBER 31, 2002


                                                       Principal
                                                         Amount                 Value
-----------------------------------------------------------------------------------------------
COMMERCIAL PAPER (3.16%)
DIVERSIFIED FINANCIAL SERVICES (3.16%)
 General Electric Capital
  1.88%; 11/01/02                                      $7,150,000            $7,150,000
                                          TOTAL COMMERCIAL PAPER             7,150,000


                            TOTAL PORTFOLIO INVESTMENTS (99.53%)             225,485,115
CASH, RECEIVABLES AND OTHER ASSETS, NET OF LIABILITIES (0.47%)               1,067,549
                                      TOTAL NET ASSETS (100.00%)             $226,552,664
                                                                             -------------


/1 /Non-income producing security.


                 INVESTMENTS BY COUNTRY
 Country                     Value             Percentage of
                                                Total Value
----------------------------------------------------------------
                          $
 Australia                   4,944,020              2.19%
 Belgium                     4,255,679              1.89
 Brazil                      1,482,714              0.66
 Canada                     11,610,467              5.15
 China                          26,416              0.01
 Denmark                     1,630,622              0.72
 Finland                     4,252,207              1.89
 France                     24,126,271             10.70
 Germany                    11,788,111              5.23
 Hong Kong                     198,946              0.09
 Indonesia                       4,384              0.00
 Ireland                     5,584,726              2.48
 Israel                      1,145,654              0.51
 Italy                      16,628,944              7.37
 Japan                      30,879,233             13.69
 Korea                      10,706,409              4.75
 Luxembourg                  1,656,118              0.73
 Mexico                      2,412,214              1.07
 Netherlands                19,613,780              8.70
 Norway                      2,987,041              1.32
 Portugal                    2,746,813              1.22
 Singapore                      88,582              0.04
 Spain                       3,283,658              1.46
 Sweden                      5,308,381              2.35
 Switzerland                11,584,408              5.14
 Taiwan                      2,238,197              0.99
 Thailand                       18,446              0.01
 United Kingdom             37,077,780             16.44
 United States               7,204,894              3.20
             TOTAL        $225,485,115            100.00%
                          --------------          ---------

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                  PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.

                                OCTOBER 31, 2002

                                                     Shares
                                                      Held                Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (96.91%)
ADVERTISING AGENCIES (0.79%)
                                                                        $
 Asatsu-DK                                            15,800               272,770
ADVERTISING SERVICES (0.56%)
 Taylor Nelson Sofres                                 88,000               192,746
AGRICULTURAL CHEMICALS (0.96%)
 Agrium                                               32,370               328,563
AGRICULTURAL OPERATIONS (1.54%)
 Beghin-Say                                            8,230               304,001
 Hokuto                                               13,070               226,706
                                                                           530,707
AIRLINES (2.84%)
 easyJet /1/                                         115,570               602,999
 Westjet Airlines /1/                                 29,736               372,298
                                                                           975,297
APPLIANCES (0.50%)
 SEB                                                   2,060               171,362
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (2.28%)
 Keihin                                               34,200               338,901
 Showa                                                54,400               444,046
                                                                           782,947
AUTO/TRUCK PARTS & EQUIPMENT-REPLACEMENT (1.33%)
 Hyundai Mobis                                        20,420               458,340
BEVERAGES-NON-ALCOHOLIC (1.10%)
 Coca-Cola West Japan                                 13,800               228,667
 Cott /1/                                              8,260               150,059
                                                                           378,726
BEVERAGES-WINE & SPIRITS (1.15%)
 Davide Campari                                       13,165               393,335
BREWERY (1.13%)
 Molson /1/                                           20,669               388,960
BROADCASTING SERVICES & PROGRAMMING (0.81%)
 HIT Entertainment                                    73,400               277,325
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (1.43%)
 Geberit                                               1,780               492,569
BUILDING & CONSTRUCTION-MISCELLANEOUS (1.30%)
 Amec                                                137,330               447,431
BUILDING-HEAVY CONSTRUCTION (1.17%)
 Grupo Dragados                                       27,815               402,435
BUILDING-RESIDENTIAL & COMMERCIAL (1.81%)
 Persimmon                                            36,480               236,139
 Sekisui Chemical                                    146,800               387,041
                                                                           623,180
CASINO SERVICES (1.09%)
 Aristocrat Leisure                                  137,600               372,676
CHEMICALS-DIVERSIFIED (1.13%)
 NOVA Chemicals                                       19,400               387,881
                                                     Shares
                                                      Held                Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
CHEMICALS-SPECIALTY (0.34%)
                                                                        $
 Gurit-Heberlein                                         241               117,545
COMMERCIAL BANKS (3.11%)
 Anglo Irish Bank                                    102,700               686,501
 KorAm Bank /1/                                       60,060               382,491
                                                                         1,068,992
COMMERCIAL SERVICES (0.89%)
 Intertek Testing Services /1/                        44,300               304,952
CONSULTING SERVICES (0.61%)
 Drake Beam Morin                                      6,700               210,554
CONTAINERS-PAPER & PLASTIC (1.47%)
 Huhtamaki Oyj                                        57,160               506,620
COSMETICS & TOILETRIES (1.27%)
 Aderans                                              20,050               436,154
DISTRIBUTION-WHOLESALE (1.07%)
 Esprit Holdings                                     219,651               368,929
DIVERSIFIED FINANCIAL SERVICES (1.83%)
 Gjensidige /1/                                       20,240               628,707
DIVERSIFIED MINERALS (1.18%)
 Teck Cominco                                         58,290               403,995
DIVERSIFIED OPERATIONS (0.43%)
 Bodycote International                               98,900               146,993
EDUCATIONAL SOFTWARE (0.42%)
 Riverdeep Group /1/                                 143,082               145,945
ELECTRONIC COMPONENTS-MISCELLANEOUS (1.63%)
 Dianippon Screen Manufacturing /1/                   38,000               140,201
 Venture Manufacturing                                56,000               418,644
                                                                           558,845
ENERGY-ALTERNATE SOURCES (1.34%)
 Grupo Auxiliar Metalurgico /1/                       28,039               459,267
ENGINEERING-RESEARCH & DEVELOPMENT SERVICES (2.67%)
 Fugro                                                12,919               518,144
 JGC                                                  33,000               183,977
 Takuma                                               32,150               215,453
                                                                           917,574
ENTERTAINMENT SOFTWARE (1.09%)
 Eidos /1/                                           102,200               183,876
 UBI Soft Entertainment /1/                           15,690               191,270
                                                                           375,146
FINANCE-CONSUMER LOANS (0.97%)
 Nissin                                               45,800               334,593
FINANCE-INVESTMENT BANKER & BROKER (4.43%)
 Close Brothers Group                                 39,515               336,926
 D Carnegie /1/                                       34,920               215,334
 ICAP                                                 26,300               371,346
 Polaris Securities /1/                              662,504               257,339
 Van Der Moolen Holding                               15,290               341,445
                                                                         1,522,390
                                                     Shares
                                                      Held                Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FINANCE-OTHER SERVICES (2.81%)
                                                                        $
 Hong Kong Exchanges & Clearing                      406,900               539,966
 Intrum Justitia /1/                                  97,079               423,815
                                                                           963,781
FOOD-CATERING (1.33%)
 Elior                                                96,910               455,857
FOOD-MISCELLANEOUS/DIVERSIFIED (3.47%)
 CSM                                                  19,630               392,097
 Global Bio-Chem Technology Group                    492,932               105,546
 Nong Shim                                             6,480               372,261
 Nutreco Holding                                      24,550               323,834
                                                                         1,193,738
FOOD-WHOLESALE & DISTRIBUTION (1.62%)
 Fyffes                                              393,462               557,193
FORESTRY (1.05%)
 Tembec /1/                                           54,900               359,458
GAS-DISTRIBUTION (0.72%)
 Toho Gas                                            100,600               247,990
GOLD MINING (0.60%)
 Sons of Gwalia                                      139,800               205,611
INVESTMENT COMPANIES (1.06%)
 EURAZEO /1/                                           4,790               213,459
 Macquarie Infrastructure Group                       93,019               149,198
                                                                           362,657
LIFE & HEALTH INSURANCE (1.06%)
 Industrial-Alliance Life Insurance /1/               16,483               363,252
MACHINERY TOOLS & RELATED PRODUCTS (1.24%)
 ASM Pacific Technology                              218,900               425,204
MARINE SERVICES (1.34%)
 IHC Caland                                           10,395               461,179
MEDICAL LABORATORY & TESTING SERVICE (0.50%)
 Unilabs                                              13,310               171,312
MEDICAL PRODUCTS (1.22%)
 Hogy Medical                                          9,950               419,896
MEDICAL-BIOMEDICAL/GENE (2.15%)
 Novozymes                                            23,880               435,950
 PerBio Science /1/                                   26,120               303,608
                                                                           739,558
MEDICAL-DRUGS (1.35%)
 Galen Holdings                                       75,070               462,741
MISCELLANEOUS INVESTING (1.30%)
 ORIX JREIT /1/                                          110               448,045
MISCELLANEOUS MANUFACTURERS (0.54%)
 FKI                                                 169,600               185,737
 YBM Magnex International /1/                         28,300                     -
                                                                           185,737
MORTGAGE BANKS (1.12%)
 DEPFA Bank                                            8,330               384,413
                                                     Shares
                                                      Held                Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
OFFICE AUTOMATION & EQUIPMENT (1.00%)
                                                                        $
 Neopost                                               9,810               341,962
OFFICE SUPPLIES & FORMS (0.73%)
 Corporate Express Australia                          91,992               249,151
PAPER & RELATED PRODUCTS (2.93%)
 Billerud                                             24,778               255,558
 Hokuetsu Paper Mills                                 75,500               401,812
 Norske Skog Canada /1/                              107,400               349,886
                                                                         1,007,256
PHYSICIAN PRACTICE MANAGEMENT (0.27%)
 Nestor Healthcare Group                              34,005                92,037
PROPERTY & CASUALTY INSURANCE (1.08%)
 Kingsway Financial Services /1/                      48,180               371,780
PUBLISHING-NEWSPAPERS (1.43%)
 John Fairfax Holdings                               302,300               489,907
REAL ESTATE OPERATOR & DEVELOPER (0.78%)
 Hang Lung Group                                     297,400               268,825
REINSURANCE (1.43%)
 Converium Holding                                    12,170               491,351
RENTAL-AUTO & EQUIPMENT (0.45%)
 Ashtead Group                                       394,100               155,684
RETAIL-APPAREL & SHOE (0.06%)
 Cortefiel                                             5,614                19,681
RETAIL-COMPUTER EQUIPMENT (1.22%)
 Electronics Boutique                                239,328               418,424
RETAIL-CONSUMER ELECTRONICS (1.63%)
 Yamada Denki                                         15,648               367,857
 Yamada Denki                                          7,824               192,870
                                                                           560,727
RETAIL-CONVENIENCE STORE (0.14%)
 T & S Stores                                          6,830                47,235
RETAIL-MAJOR DEPARTMENT STORE (1.15%)
 Shinsegae Department Store                            2,927               395,151
RETAIL-MISCELLANEOUS/DIVERSIFIED (1.00%)
 York-Benimaru                                        15,990               344,573
RETAIL-PUBS (1.77%)
 J. D. Wetherspoon /1/                               135,600               607,799
SEMICONDUCTOR EQUIPMENT (0.53%)
 ASE Test /1/                                         42,890               182,711
SHIPBUILDING (0.84%)
 Samsung Heavy Industries /1/                         98,370               289,015
STEEL-PRODUCERS (1.34%)
 Voest-Alpine                                         18,110               459,298
TELECOMMUNICATION EQUIPMENT (1.80%)
 Tandberg /1/                                         57,100               618,098
                                                     Shares
                                                      Held                Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TRANSPORT-MARINE (1.29%)
                                                                        $
 Kawasaki Kisen Kaisha                               186,700               260,597
 Mitsui O.S.K. Lines                                 105,300               182,218
                                                                           442,815
TRANSPORT-SERVICES (0.25%)
 CHC Helicopter                                        4,470                85,347
WATER (1.64%)
 Kelda Group                                          95,350               563,882
                                        TOTAL COMMON STOCKS             33,294,782


See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                  PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.

                                OCTOBER 31, 2002

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                  PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.

                                OCTOBER 31, 2002



                                                       Principal
                                                         Amount                 Value
-----------------------------------------------------------------------------------------------
COMMERCIAL PAPER (2.91%)
DIVERSIFIED FINANCIAL SERVICES (2.91%)
 General Electric Capital                              10,000,000
  1.88%; 11/01/02                                      $1,000,000            $1,000,000
                                          TOTAL COMMERCIAL PAPER             1,000,000


                            TOTAL PORTFOLIO INVESTMENTS (99.82%)             34,294,782
CASH, RECEIVABLES AND OTHER ASSETS, NET OF LIABILITIES (0.18%)               62,522
                                      TOTAL NET ASSETS (100.00%)             $34,357,304
                                                                             -------------


/1 /Non-income producing security.


                 INVESTMENTS BY COUNTRY
 Country                     Value            Percentage of
                                               Total Value
---------------------------------------------------------------
                          $
 Australia                  1,466,543              4.28%
 Austria                      459,298              1.34
 Canada                     3,561,480             10.38
 Denmark                      435,950              1.27
 Finland                      506,620              1.48
 France                     1,677,912              4.89
 Hong Kong                  1,708,470              4.98
 Ireland                    1,774,051              5.17
 Italy                        393,335              1.15
 Japan                      6,284,921             18.34
 Korea                      1,897,258              5.53
 Netherlands                2,036,699              5.94
 Norway                     1,246,805              3.64
 Singapore                    418,644              1.22
 Spain                        881,383              2.57
 Sweden                     1,198,315              3.49
 Switzerland                1,272,776              3.71
 Taiwan                       440,050              1.28
 United Kingdom             5,634,272             16.43
 United States              1,000,000              2.91
             TOTAL        $34,294,782            100.00%
                          -------------          ---------

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                           INTERNATIONAL GROWTH FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

 -------------------------------------------------------------------------------

                           2002       2001       2000       1999      1998
                           ----       ----       ----       ----      ----
PRINCIPAL INTERNATIONAL EMERGING
--------------------------------
MARKETS FUND, INC.
------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $6.44      $8.75      $8.56      $6.54     $8.29
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.05)     (0.03)     (0.10)     (0.03)    (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.38      (2.22)      0.31       2.05     (1.73)
                           ----      -----       ----       ----     -----
 Total From Investment
            Operations     0.33      (2.25)      0.21       2.02     (1.75)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --         --      (0.02)        --        --
 Distributions from
  Realized Gains......       --      (0.06)        --         --        --
 -----                               -----
   Total Dividends and
         Distributions       --      (0.06)     (0.02)        --        --
 -----                               -----      -----
Net Asset Value, End
 of Period............    $6.77      $6.44      $8.75      $8.56     $6.54
                          =====      =====      =====      =====     =====
Total Return /(a)/ ...     5.12%    (25.85)%     2.36%     30.89%   (21.11)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $18,029    $15,335    $17,890    $13,401    $7,312
 Ratio of Expenses to
  Average Net Assets..     2.48%      2.50%      2.49%      2.75%     3.31%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     2.77%      2.71%      2.59%        --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.36)%    (0.06)%    (1.05)%    (0.35)%   (0.36)%
 Portfolio Turnover
  Rate................    165.4%     120.5%     112.9%      95.8%     45.2%

                           2002       2001       2000       1999      1998
                           ----       ----       ----       ----      ----
PRINCIPAL INTERNATIONAL EMERGING
--------------------------------
MARKETS FUND, INC.
------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $6.28      $8.60      $8.47      $6.52     $8.28
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.06)     (0.05)     (0.16)     (0.07)    (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.34      (2.21)      0.29       2.02     (1.71)
                           ----      -----       ----       ----     -----
 Total From Investment
            Operations     0.28      (2.26)      0.13       1.95     (1.76)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......       --      (0.06)        --         --        --
 -----                               -----
   Total Dividends and
         Distributions       --      (0.06)        --         --        --
 -----                               -----
Net Asset Value, End
 of Period............    $6.56      $6.28      $8.60      $8.47     $6.52
                          =====      =====      =====      =====     =====
Total Return /(a)/ ...     4.46%    (26.42)%     1.53%     29.91%   (21.26)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $5,241     $4,728     $6,198     $5,051    $3,275
 Ratio of Expenses to
  Average Net Assets..     3.23%      3.25%      3.22%      3.57%     3.59%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     3.50%      3.39%      3.22%        --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.13)%    (0.84)%    (1.78)%    (1.12)%   (0.69)%
 Portfolio Turnover
  Rate................    165.4%     120.5%     112.9%      95.8%     45.2%




/(a) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses. The waiver began on the first day of the period ended October 31, 2000.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                           INTERNATIONAL GROWTH FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

 -------------------------------------------------------------------------------

                            2002        2001        2000       1999       1998
                            ----        ----        ----       ----       ----
PRINCIPAL INTERNATIONAL FUND, INC.
----------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..     $5.75       $8.85      $10.04      $9.20      $9.33
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.02        0.02        0.16       0.13       0.13
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.71)      (2.34)       0.20       1.28       0.04
                           -----       -----        ----       ----       ----
 Total From Investment
            Operations     (0.69)      (2.32)       0.36       1.41       0.17
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.01)      (0.05)      (0.23)     (0.11)     (0.10)
 Distributions from
  Realized Gains......        --       (0.73)      (1.32)     (0.46)     (0.20)
   ----                                -----       -----      -----      -----
   Total Dividends and
         Distributions     (0.01)      (0.78)      (1.55)     (0.57)     (0.30)
                           -----       -----       -----      -----      -----
Net Asset Value, End
 of Period............     $5.05       $5.75       $8.85     $10.04      $9.20
                           =====       =====       =====     ======      =====
Total Return /(a)/ ...    (11.94)%    (28.64)%      3.04%     16.18%      1.93%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $197,946    $224,177    $325,369   $338,144   $302,757
 Ratio of Expenses to
  Average Net Assets..      1.57%       1.42%       1.27%      1.22%      1.25%
 Ratio of Gross
  Expense to Average
  Net Assets /(b)/ ...      1.57%         --          --         --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.32%       0.27%       1.76%      1.35%      1.45%
 Portfolio Turnover
  Rate................      73.5%       93.9%       92.7%      58.7%      38.7%

                            2002        2001        2000       1999       1998
                            ----        ----        ----       ----       ----
PRINCIPAL INTERNATIONAL FUND, INC.
----------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..     $5.71       $8.78       $9.96      $9.14      $9.26
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     (0.03)      (0.03)       0.11       0.06       0.07
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.70)      (2.31)       0.20       1.27       0.04
                           -----       -----        ----       ----       ----
 Total From Investment
            Operations     (0.73)      (2.34)       0.31       1.33       0.11
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --          --       (0.17)     (0.05)     (0.03)
 Distributions from
  Realized Gains......        --       (0.73)      (1.32)     (0.46)     (0.20)
   ----                                -----       -----      -----      -----
   Total Dividends and
         Distributions        --       (0.73)      (1.49)     (0.51)     (0.23)
   ----                                -----       -----      -----      -----
Net Asset Value, End
 of Period............     $4.98       $5.71       $8.78      $9.96      $9.14
                           =====       =====       =====      =====      =====
Total Return /(a)/ ...    (12.78)%    (28.97)%      2.43%     15.27%      1.27%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $28,607     $33,277     $48,692    $48,319    $41,676
 Ratio of Expenses to
  Average Net Assets..      2.39%       2.08%       1.88%      1.90%      1.91%
 Ratio of Gross
  Expense to Average
  Net Assets /(b)/ ...      2.40%         --          --         --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.50)%     (0.41)%      1.13%      0.67%      0.77%
 Portfolio Turnover
  Rate................      73.5%       93.9%       92.7%      58.7%      38.7%



/(a) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(b) /Expense ratio without fees paid indirectly.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                           INTERNATIONAL GROWTH FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31:

 -------------------------------------------------------------------------------

                           2002       2001       2000       1999       1998
                           ----       ----       ----       ----       ----
PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.
-------------------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $9.49     $17.00     $15.32      $9.99      $9.96
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.05)     (0.23)     (0.32)     (0.12)     (0.07)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.05)     (4.62)      3.51       5.53       0.10
                          -----      -----       ----       ----       ----
 Total From Investment
            Operations    (1.10)     (4.85)      3.19       5.41       0.03
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......       --      (2.66)     (1.51)     (0.08)        --
  ----                               -----      -----      -----
   Total Dividends and
         Distributions       --      (2.66)     (1.51)     (0.08)        --
  ----                               -----      -----      -----
Net Asset Value, End
 of Period............    $8.39      $9.49     $17.00     $15.32      $9.99
                          =====      =====     ======     ======      =====
Total Return /(a)/ ...   (11.59)%   (33.02)%    21.21%     54.52%      0.30%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $26,821    $28,977    $36,322    $23,612    $11,765
 Ratio of Expenses to
  Average Net Assets..     2.49%      2.74%      2.46%      2.21%      2.66%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     2.49%        --         --         --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.35)%    (1.08)%    (1.41)%    (1.02)%    (0.81)%
 Portfolio Turnover
  Rate................     80.3%     151.6%     329.8%     191.5%      99.8%

                           2002       2001       2000       1999       1998
                           ----       ----       ----       ----       ----
PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.
-------------------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $9.23     $16.72     $15.18      $9.97      $9.96
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.13)     (0.05)     (0.41)     (0.20)     (0.10)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.02)     (4.78)      3.46       5.49       0.11
                          -----      -----       ----       ----       ----
 Total From Investment
            Operations    (1.15)     (4.83)      3.05       5.29       0.01
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......       --      (2.66)     (1.51)     (0.08)        --
  ----                               -----      -----      -----
   Total Dividends and
         Distributions       --      (2.66)     (1.51)     (0.08)        --
  ----                               -----      -----      -----
Net Asset Value, End
 of Period............    $8.08      $9.23     $16.72     $15.18      $9.97
                          =====      =====     ======     ======      =====
Total Return /(a)/ ...   (12.46)%   (33.52)%    20.43%     53.42%      0.10%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $7,536     $8,641    $12,539    $10,926     $6,585
 Ratio of Expenses to
  Average Net Assets..     3.40%      3.46%      3.04%      2.87%      2.90%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     3.41%        --         --         --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.27)%    (1.83)%    (1.99)%    (1.68)%    (1.05)%
 Portfolio Turnover
  Rate................     80.3%     151.6%     329.8%     191.5%      99.8%




/(a) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(b) /Expense ratio without fees paid indirectly.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                             PRINCIPAL MUTUAL FUNDS
                                  INCOME FUNDS
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                           PRINCIPAL           PRINCIPAL
                                             BOND        GOVERNMENT SECURITIES
                                          FUND, INC.       INCOME FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST .....  $218,148,107        $374,648,180
                                         ============        ============
ASSETS
Investment in securities--at value.....  $225,130,289        $388,052,368
Cash...................................        11,408              10,081
Receivables:
 Capital Shares sold...................       106,800           1,133,604
 Dividends and interest................     2,386,156           1,769,201
 Investment securities sold............       260,142                  --
Collateral on securities loaned, at
 value.................................     1,379,829                  --
Other assets...........................         7,089              19,052
                                         ------------        ------------
                           Total Assets   229,281,713         390,984,306
LIABILITIES
Accrued expenses.......................       145,844             155,769
Payables:
 Capital Shares reacquired.............       113,857             241,445
 Investment securities purchased.......     6,729,420          27,241,875
Collateral obligation on securities
 loaned, at value......................     1,379,829                  --
                                         ------------        ------------
                      Total Liabilities     8,368,950          27,639,089
                                         ------------        ------------
NET ASSETS APPLICABLE TO OUTSTANDING
 SHARES ...............................  $220,912,763        $363,345,217
                                         ============        ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital.......................  $240,934,731        $353,758,665
Accumulated undistributed
 (overdistributed) net investment
 income (operating loss)...............      (248,552)             22,064
Accumulated undistributed
 (overdistributed) net realized gain
 (loss)................................   (26,755,598)         (3,839,700)
Net unrealized appreciation
 (depreciation) of investments.........     6,982,182          13,404,188
                                         ------------        ------------
                       Total Net Assets  $220,912,763        $363,345,217
                                         ============        ============
CAPITAL STOCK (PAR VALUE: $.01 A
 SHARE):
Shares authorized......................   100,000,000         125,000,000
NET ASSET VALUE PER SHARE:
Class A: Net Assets....................  $186,723,039        $310,506,600
  Shares issued and outstanding........    17,018,266          26,453,546
  Net asset value per share............  $      10.97        $      11.74
  Maximum offering price per share
 /(a)/ ................................  $      11.52        $      12.33
                                         ============        ============

Class B: Net Assets....................  $ 34,189,724        $ 52,838,617
  Shares issued and outstanding........     3,116,285           4,525,954
  Net asset value per share /(b)/ .....  $      10.97        $      11.67
                                         ============        ============




/(a) /Maximum offering price equals net asset value plus a front-end sales charge of 4.75% of the offering price or 4.99% of the net asset value.
/(b) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                             PRINCIPAL MUTUAL FUNDS
                                  INCOME FUNDS
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                               PRINCIPAL         PRINCIPAL
                                             LIMITED TERM        TAX-EXEMPT
                                            BOND FUND, INC.    BOND FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST ........   $ 84,787,575       $187,236,205
                                             ============       ============
ASSETS
Investment in securities--at value........   $ 87,248,715       $194,128,790
Cash......................................         10,211             34,468
Receivables:
 Capital Shares sold......................        855,644            127,957
 Dividends and interest...................        881,653          2,704,070
 Investment securities sold...............          3,797                 --
Collateral on securities loaned, at value.      1,566,728                 --
Other assets..............................            333              8,776
                                             ------------       ------------
                              Total Assets     90,567,081        197,004,061
LIABILITIES
Accrued expenses..........................         34,532             55,160
Payables:
 Capital Shares reacquired................        102,720                491
 Investment securities purchased..........        756,776                 --
Collateral obligation on securities
 loaned, at value.........................      1,566,728                 --
                                             ------------       ------------
                         Total Liabilities      2,460,756             55,651
                                             ------------       ------------
NET ASSETS APPLICABLE TO OUTSTANDING
 SHARES ..................................   $ 88,106,325       $196,948,410
                                             ============       ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital..........................   $ 87,368,932       $189,034,953
Accumulated undistributed
 (overdistributed) net investment income
 (operating loss).........................       (293,955)           260,217
Accumulated undistributed
 (overdistributed) net realized gain
 (loss)...................................     (1,429,792)           760,655
Net unrealized appreciation (depreciation)
 of investments...........................      2,461,140          6,892,585
                                             ------------       ------------
                          Total Net Assets   $ 88,106,325       $196,948,410
                                             ============       ============
CAPITAL STOCK (PAR VALUE: $.01 A SHARE):
Shares authorized.........................    100,000,000        100,000,000
NET ASSET VALUE PER SHARE:
Class A: Net Assets.......................   $ 74,719,446       $183,099,855
  Shares issued and outstanding...........      7,576,627         14,902,188
  Net asset value per share...............   $       9.86       $      12.29
  Maximum offering price per share /(a)/ .   $      10.01       $      12.90
                                             ============       ============

Class B: Net Assets.......................   $ 13,386,879       $ 13,848,555
  Shares issued and outstanding...........      1,338,966          1,123,828
  Net asset value per share /(b)/ ........   $      10.00       $      12.32
                                             ============       ============



/(a) /Maximum offering price equals net asset value plus a front-end sales charge of 1.50% of the offering price or 1.52% of the net asset value for Principal Limited Term Bond Fund, Inc. and 4.75% of the offering price or 4.99% of the net asset value for Principal Tax-Exempt Bond Fund, Inc.
/(b) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                            STATEMENTS OF OPERATIONS
                             PRINCIPAL MUTUAL FUNDS
                                  INCOME FUNDS
                          YEAR ENDED OCTOBER 31, 2002
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                           PRINCIPAL           PRINCIPAL
                                              BOND       GOVERNMENT SECURITIES
                                           FUND, INC.      INCOME FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Interest...............................  $11,359,154        $19,098,319
 Securities lending.....................        2,745                 --
                                          -----------        -----------
                            Total Income   11,361,899         19,098,319
Expenses:
 Management and investment advisory fees      930,981          1,412,121
 Distribution fees - Class A............      410,602            587,437
 Distribution fees - Class B............      266,468            384,670
 Distribution fees - Class C /(a)/ .....        3,360             11,533
 Distribution fees - Class R /(b)/ .....       15,089             12,488
 Registration fees - Class A............       15,956             13,252
 Registration fees - Class B............       12,077             17,096
 Registration fees - Class C /(a)/ .....        5,545              5,201
 Registration fees - Class R /(b)/ .....        4,957              6,508
 Shareholder reports - Class A..........       10,919             13,358
 Shareholder reports - Class B..........        4,021              3,710
 Shareholder reports - Class R /(b)/ ...        1,967              1,086
 Transfer and administrative fees -
  Class A...............................      170,449            196,948
 Transfer and administrative fees -
  Class B...............................       49,917             51,381
 Transfer and administrative fees -
  Class C /(a)/ ........................          574              1,529
 Transfer and administrative fees -
  Class R /(b)/ ........................        9,582              6,631
 Auditing and legal fees................       11,026              9,290
 Custodian fees.........................        7,510             14,788
 Directors' fees........................        9,927             16,702
 Registration fees......................       16,205             16,175
 Transfer and administrative fees.......      359,097            441,873
 Other expenses.........................       11,627             16,718
                                          -----------        -----------
                    Total Gross Expenses    2,327,856          3,240,495
 Less: Fees waived - Class C /(a)/ .....        2,413                812
                                          -----------        -----------
                      Total Net Expenses    2,325,443          3,239,683
                                          -----------        -----------
  Net Investment Income (Operating Loss)    9,036,456         15,858,636

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
Net realized gain (loss) from:
 Investment transactions................     (849,697)          (358,940)
Change in unrealized
 appreciation/depreciation of:
 Investments............................     (418,405)         1,434,192
                                          -----------        -----------
 Net Realized and Unrealized Gain (Loss)
                          on Investments   (1,268,102)         1,075,252
                                          -----------        -----------
   Net Increase (Decrease) in Net Assets
               Resulting from Operations  $ 7,768,354        $16,933,888
                                          ===========        ===========



/(a) /Period from November 1, 2001 through January 31, 2002 (discontinuation of class).
/(b) /Period from November 1, 2001 through December 28, 2001 (discontinuation of class).
See accompanying notes.

                            STATEMENTS OF OPERATIONS
                             PRINCIPAL MUTUAL FUNDS
                                  INCOME FUNDS
                          YEAR ENDED OCTOBER 31, 2002
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                                PRINCIPAL         PRINCIPAL
                                              LIMITED TERM       TAX-EXEMPT
                                             BOND FUND, INC.   BOND FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Interest..................................     3,417,166          8,832,621
 Securities lending........................         1,303                 --
                                               ----------        -----------
                               Total Income     3,418,469          8,832,621
Expenses:
 Management and investment advisory fees...       341,185            848,485
 Distribution fees - Class A...............        85,666            362,463
 Distribution fees - Class B...............        43,599            117,745
 Distribution fees - Class C /(a)/ ........         1,263              2,386
 Distribution fees - Class R /(b)/ ........         5,383                N/A
 Registration fees - Class A...............        10,808              5,427
 Registration fees - Class B...............        11,950             13,702
 Registration fees - Class C /(a)/ ........         5,369              6,809
 Registration fees - Class R /(b)/ ........         4,197                N/A
 Shareholder reports - Class A.............         1,125              2,052
 Shareholder reports - Class B.............           774                270
 Shareholder reports - Class R /(b)/ ......           378                N/A
 Transfer and administrative fees - Class A        32,780             43,914
 Transfer and administrative fees - Class B        11,055              3,902
 Transfer and administrative fees - Class C
  /(a)/ ...................................           272                 56
 Transfer and administrative fees - Class R
  /(b)/ ...................................         2,315                N/A
 Auditing and legal fees...................         7,083              8,875
 Custodian fees............................         6,641              3,645
 Directors' fees...........................         3,286             10,000
 Registration fees.........................        14,407             13,942
 Transfer and administrative fees..........       106,387             76,149
 Other expenses............................         3,464             11,891
                                               ----------        -----------
                       Total Gross Expenses       699,387          1,531,713
 Less: Fees waived - Class C /(a)/ ........         2,117              3,915
                                               ----------        -----------
                         Total Net Expenses       697,270          1,527,798
                                               ----------        -----------
     Net Investment Income (Operating Loss)     2,721,199          7,304,823

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
Net realized gain (loss) from:
 Investment transactions...................      (561,029)         1,377,490
Change in unrealized
 appreciation/depreciation of:
 Investments...............................     1,055,788          1,384,664
                                               ----------        -----------
 Net Realized and Unrealized Gain (Loss) on
                                Investments       494,759          2,762,154
                                               ----------        -----------
      Net Increase (Decrease) in Net Assets
                  Resulting from Operations    $3,215,958        $10,066,977
                                               ==========        ===========



/(a) /Period from November 1, 2001 through January 31, 2002 (discontinuation of class).
/(b) /Period from November 1, 2001 through December 28, 2001 (discontinuation of class).
See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                             PRINCIPAL MUTUAL FUNDS
                                  INCOME FUNDS
                             YEARS ENDED OCTOBER 31
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                   PRINCIPAL                         PRINCIPAL
                                      BOND                     GOVERNMENT SECURITIES
                                   FUND, INC.                    INCOME FUND, INC.
--------------------------------------------------------------------------------------------
                              YEAR             YEAR             YEAR              YEAR
                              ENDED            ENDED            ENDED             ENDED
                           OCTOBER 31,      OCTOBER 31,      OCTOBER 31,       OCTOBER 31,
                              2002             2001             2002              2001
                        -----------------  -------------  -----------------  ---------------
--------------------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $  9,036,456       $  9,747,961   $ 15,858,636        $ 15,232,866
Net realized gain
 (loss) from
 investment
 transactions.........      (849,697)           349,242       (358,940)          1,209,847
Change in unrealized
 appreciation/depreciation
 of investments........      (418,405)        14,064,403      1,434,192          13,283,450
                         ------------       ------------   ------------        ------------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations     7,768,354         24,161,606     16,933,888          29,726,163
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income:
 Class A...............    (8,243,914)        (7,719,138)   (15,053,562)        (12,980,888)
 Class B...............    (1,240,075)        (1,218,336)    (1,976,685)         (1,570,735)
 Class C...............        (9,853)/(a)/      (36,196)       (49,830)/(a)/       (82,768)
 Class R...............      (117,194)/(b)/     (896,108)      (122,126)/(b)/      (734,674)
Dividends in excess of
 net investment income:
 Class A...............            --           (128,014)            --            (311,894)
 Class B...............            --            (20,205)            --             (37,740)
 Class C...............            --               (600)            --              (1,989)
 Class R...............            --            (14,861)            --             (17,652)
                         ------------       ------------   ------------        ------------
    Total Dividends and
          Distributions    (9,611,036)       (10,033,458)   (17,202,203)        (15,738,340)
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Class A...............    64,929,924         30,382,669    126,608,103          66,408,196
 Class B...............    10,896,586          6,264,320     25,559,953          12,462,505
 Class C...............      197,254/(a)/        681,707     1,604,828/(a)/       3,885,221
 Class R...............      313,807/(b)/      5,824,351       156,658/(b)/       5,171,273
Shares issued in
 acquisitions:
 Class A...............    16,770,890                 --             --                  --
 Class B...............     3,749,720                 --             --                  --
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Class A...............     7,015,398          6,417,243     12,799,155          10,912,337
 Class B...............     1,102,034          1,080,061      1,720,114           1,366,192
 Class C...............        7,765/(a)/         29,185        41,984/(a)/          74,139
 Class R...............      116,372/(b)/        904,305       120,948/(b)/         743,691
Shares redeemed:
 Class A...............   (44,822,312)       (28,343,464)   (72,987,837)        (58,131,435)
 Class B...............    (7,694,108)        (5,531,874)   (10,755,746)         (6,503,106)
 Class C...............    (1,406,213)/(a)/     (243,211)    (5,684,635)/(a)/      (986,716)
 Class R...............   (17,318,230)/(b)/   (6,671,250)   (14,295,188)/(b)/    (5,179,984)
                         ------------       ------------   ------------        ------------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions    33,858,887         10,794,042     64,888,337          30,222,313
                         ------------       ------------   ------------        ------------
         Total Increase
             (Decrease)    32,016,205         24,922,190     64,620,022          44,210,136
NET ASSETS
Beginning of period....   188,896,558        163,974,368    298,725,195         254,515,059
                         ------------       ------------   ------------        ------------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $220,912,763       $188,896,558   $363,345,217        $298,725,195
                         ============       ============   ============        ============
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $   (248,552)      $      9,442   $     22,064        $     89,739
                         ============       ============   ============        ============



/(a) /Period from November 1, 2001 through January 31, 2002 (discontinuation of class).
/(b) /Period from November 1, 2001 through December 28, 2001 (discontinuation of class).
See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                             PRINCIPAL MUTUAL FUNDS
                                  INCOME FUNDS
                             YEARS ENDED OCTOBER 31
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                   PRINCIPAL                        PRINCIPAL
                                 LIMITED TERM                      TAX-EXEMPT
                                BOND FUND, INC.                  BOND FUND, INC.
------------------------------------------------------------------------------------------
                              YEAR            YEAR             YEAR             YEAR
                             ENDED            ENDED           ENDED             ENDED
                          OCTOBER 31,      OCTOBER 31,     OCTOBER 31,       OCTOBER 31,
                              2002            2001             2002             2001
                        ----------------  -------------  ----------------  ---------------
------------------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $  2,721,199      $  2,260,944   $  7,304,823       $  8,034,609
Net realized gain
 (loss) from
 investment
 transactions.........      (561,029)         (202,362)     1,377,490           (660,418)
Change in unrealized
 appreciation/depreciation
 of investments........     1,055,788         2,191,045      1,384,664          8,204,936
                         ------------      ------------   ------------       ------------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations     3,215,958         4,249,627     10,066,977         15,579,127
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income:
 Class A...............    (2,741,164)       (1,700,176)    (6,722,419)        (7,678,663)
 Class B...............      (422,154)         (261,643)      (410,274)          (461,890)
 Class C...............        (8,529)/(a)/     (27,527)        (4,720)/(a)/      (18,627)
 Class R...............       (46,881)/(b)/    (293,595)           N/A                N/A
From net realized gain
 on investments:
 Class A...............            --                --             --            (68,734)
 Class B...............            --                --             --             (4,483)
 Class C...............            --                --             --               (233)
Excess distribution of
 net realized gain on
 investments:
 Class A...............            --                --             --           (617,682)
 Class B...............            --                --             --            (40,286)
 Class C...............            --                --             --             (2,092)
                         ------------      ------------   ------------       ------------
    Total Dividends and
          Distributions    (3,218,728)       (2,282,941)    (7,137,413)        (8,892,690)
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Class A...............    54,036,307        23,297,630     28,581,161         16,618,113
 Class B...............     8,099,738         3,986,056      3,426,721          1,846,589
 Class C...............      116,201/(a)/       751,727       147,114/(a)/        410,348
 Class R...............      152,408/(b)/     2,313,190            N/A                N/A
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Class A...............     2,516,175         1,393,953      4,717,856          5,905,037
 Class B...............       398,711           244,189        282,570            379,714
 Class C...............        6,946/(a)/        22,725         3,704/(a)/         17,010
 Class R...............       46,360/(b)/       287,751            N/A                N/A
Shares redeemed:
 Class A...............   (19,955,634)      (13,340,949)   (19,967,853)       (25,590,969)
 Class B...............    (2,117,724)         (797,885)    (2,171,188)        (1,269,753)
 Class C...............    (1,137,681)/(a)/    (288,918)    (1,010,061)/(a)/     (109,736)
 Class R...............    (6,222,733)/(b)/  (1,598,249)           N/A                N/A
                         ------------      ------------   ------------       ------------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions    35,939,074        16,271,220     14,010,024         (1,793,647)
                         ------------      ------------   ------------       ------------
         Total Increase
             (Decrease)    35,936,304        18,237,906     16,939,588          4,892,790
NET ASSETS
Beginning of period....    52,170,021        33,932,115    180,008,822        175,116,032
                         ------------      ------------   ------------       ------------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $ 88,106,325      $ 52,170,021   $196,948,410       $180,008,822
                         ============      ============   ============       ============
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $   (293,955)     $     18,834   $    260,217       $     11,670
                         ============      ============   ============       ============



/(a) /Period from November 1, 2001 through January 31, 2002 (discontinuation of class).
/(b) /Period from November 1, 2001 through December 28, 2001 (discontinuation of class).
See accompanying notes.

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                                  INCOME FUNDS
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------

1. ORGANIZATION

Principal Bond Fund, Inc., Principal Government Securities Income Fund, Inc., Principal Limited Term Bond Fund, Inc., and Principal Tax-Exempt Bond Fund, Inc. (the "Income Funds") are registered under the Investment Company Act of 1940, as amended, as open-end diversified management investment companies and operate in the mutual fund industry.

Each fund offers both Class A shares and Class B shares to the public. Class A shares generally are sold with an initial sales charge based on declining rates and certain purchases may be subject to a contingent deferred sales charge ("CDSC") upon redemption. Class B shares are sold without an initial sales charge, but bear higher ongoing distribution fees and are subject to a declining CDSC on certain redemptions made within six years of purchase. Class B shares automatically convert into Class A shares, based on relative net asset value (without a sales charge), seven years after purchase. Both classes of shares for each fund represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by each of the Income Funds' respective Board of Directors. In addition, the Board of Directors of each fund declares separate dividends on each class of shares.

The Income Funds discontinued Class C shares and Class R shares, effective January 31, 2002 and December 28, 2001, respectively. All outstanding Class C shares and Class R shares were exchanged into Class A shares on the respective effective dates.

Effective July 31, 2002, Principal Bond Fund, Inc. acquired all the assets and assumed all the liabilities of Principal High Yield Fund, Inc. pursuant to a plan of acquisition approved by shareholders of Principal High Yield Fund, Inc. on June 26, 2002. The acquisition was accomplished by a tax-free exchange of shares from Principal High Yield Fund, Inc. for shares of Principal Bond Fund, Inc. The aggregate net assets of Principal Bond Fund, Inc. and Principal High Yield Fund, Inc. immediately before the acquisition were approximately $195,345,000 and $20,521,000, respectively.


2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Income Funds:



SECURITY VALUATION . The Income Funds value securities for which market quotations are readily available at market value, which is determined using the last reported sale price or, if no sales are reported, as is regularly the case for some securities traded over-the-counter, the last reported bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to certain debt securities and preferred stocks, the investments are valued by using prices provided by market makers or estimates of market values obtained from yield data and other factors relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by each fund's Board of Directors. Short-term securities are valued at amortized cost, which approximates market.



INCOME AND INVESTMENT TRANSACTIONS. . The Income Funds record investment transactions on a trade date basis. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Income Funds record dividend income on the ex-dividend date. Interest income is recognized on an accrual basis. The Income Funds allocate daily all income and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding of each class.



EXPENSES . The Income Funds allocate daily all expenses (other than class-specific expenses) to each class of shares based upon the relative proportion of the value of shares outstanding of each class. Class-specific expenses charged to each class during the year ended October 31, 2002, are included separately in the statements of operations.


DISTRIBUTIONS TO SHAREHOLDERS . Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions from net investment income and net realized gain from investments are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for mortgage-backed securities, amortization of premiums and discounts, expiring capital loss carryforwards and certain defaulted

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                                  INCOME FUNDS
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

securities. Permanent book and tax basis differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

For the year ended October 31, 2001, dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as tax return of capital distributions.



FEDERAL INCOME TAXES . No provision for federal income taxes is considered necessary because each fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.



OTHER . The Financial Accounting Standards Board recently approved the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). Effective November 1, 2001, the Income Funds adopted the provisions of the Guide.

In accordance with the Guide, the Income Funds accrete/amortize all discounts and premiums on securities purchased over the lives of the respective securities. The cumulative effect of this accounting change had no impact on total net assets of the Income Funds, but resulted in a reduction in cost of securities and a corresponding increase in unrealized appreciation/depreciation of approximately $54,000 and $149,000 for Principal Bond Fund, Inc. and Principal Limited Term Bond Fund, Inc., respectively, based on securities held as of November 1, 2001. The effect of this change for Principal Tax-Exempt Bond Fund, Inc. resulted in an increase in the cost of securities and a corresponding decrease in unrealized appreciation/depreciation of approximately $135,000.

The effect of this change for Principal Bond Fund, Inc. and Principal Limited Term Bond Fund, Inc. was to decrease net investment income by approximately $583,000 and $503,000, increase net realized gain (loss) from investment transactions by approximately $369,000 and $310,000, and increase the change in unrealized appreciation/depreciation by approximately $214,000 and $193,000, respectively, for the period ended October 31, 2002. The effect of this change for Principal Tax-Exempt Bond Fund, Inc. was to increase net investment income by approximately $51,000, decrease net realized gain(loss) from investment transactions by approximately $44,000 and decrease the change in unrealized appreciation/depreciation by approximately $7,000. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in accounting policy.


3. OPERATING POLICIES



JOINT TRADING ACCOUNT . The Income Funds may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading account. The order permits the Income Funds' cash balances to be deposited into a single joint account along with the cash of other registered investment companies managed by Principal Management Corporation (the "Manager"). These balances may be invested in one or more short-term instruments.



LINE OF CREDIT . The Income Funds participate with other funds managed by Principal Management Corporation in an unsecured joint line of credit with two banks which allow the participants to borrow up to $75 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the Fed Funds Rate plus ..50%. Additionally, a commitment fee is charged at the annual rate of .09% on the amount of the line of credit. The commitment fee is allocated among the participating funds in proportion to their average net assets during each calendar quarter. At October 31, 2002, the Income Funds had no outstanding borrowings under the line of credit.



SECURITIES LENDING. . Certain of the Income Funds may lend portfolio securities to approved brokers to earn additional income. Each applicable fund receives collateral against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. As of October 31, 2002, Principal Bond Fund, Inc. and Principal Limited-Term Bond Fund, Inc. had securities on loan with a market value of $1,363,565 and $1,535,103, and short-term collateral value of $1,379,829 and $1,566,728, respectively.

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                                  INCOME FUNDS
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------
4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATES



MANAGEMENT SERVICES . The Income Funds have agreed to pay investment advisory and management fees to Principal Management Corporation (wholly owned by Princor Financial Services Corporation, a subsidiary of Principal Financial Services, Inc.) computed at an annual percentage rate of each fund's average daily net assets. The annual rates used in this calculation for the Income Funds are as follows:

                                                                               NET ASSET VALUE OF FUNDS (IN MILLIONS)
                                                                             ----------------------------------------
                                                                              FIRST    NEXT     NEXT     NEXT      OVER
                                                                              $100     $100     $100     $100      $400
                                                                              -----    ----     ----     ----      ----
Principal Bond Fund, Inc.                                                     .50%     .45%     .40%     .35%      .30%
Principal Government Securities Income Fund, Inc.                             .50      .45      .40      .35       .30
Principal Limited Term Bond Fund, Inc.                                        .50      .45      .40      .35       .30
Principal Tax-Exempt Bond Fund, Inc.                                          .50      .45      .40      .35       .30


The Income Funds also reimburse the Manager for transfer and administrative services, including the cost of accounting, data processing, supplies and other services rendered.



DISTRIBUTION FEES . The Income Funds bear distribution fees with respect to each class computed at an annual rate of the average daily net assets attributable to each class of each fund. The annual rate will not exceed the following limits:

                                                                                CLASS A     CLASS B
                                                                                -------     -------
 Principal Bond Fund, Inc.                                                       .25%        1.00%
 Principal Government Securities Income Fund, Inc.                               .25%        1.00%
 Principal Limited Term Bond Fund, Inc.                                          .15%         .50%
 Principal Tax-Exempt Bond Fund, Inc.                                            .25%        1.00%


Distribution fees are paid to Princor Financial Services Corporation, the principal underwriter. A portion of the fees is subsequently remitted to retail dealers. Pursuant to the distribution agreements for Class A and Class B shares, fees that are unused by the principal underwriter at the end of the fiscal year are returned to the respective Income Funds which generated the excess.



SALES CHARGES . Princor Financial Services Corporation, as principal underwriter, receives proceeds of any CDSC on certain Class A and Class B share redemptions. The charge is based on declining rates which for Class A shares begin at .75% and Class B shares at 4.00% (.25% and 1.25% for Principal Limited Term Bond Fund, Inc. share classes, respectively) of the lesser of current market value or the cost of shares being redeemed. Princor Financial Services Corporation also retains sales charges on sales of Class A shares based on declining rates which begin at 4.75% of the offering price (1.50% for Principal Limited Term Bond Fund, Inc.). The aggregate amount of these charges retained by Princor Financial Services Corporation for the periods ended October 31, 2002, were as follows:

                                                      CLASS A      CLASS B
                                                      -------      -------
 Principal Bond Fund, Inc.                          $  547,839    $ 70,267
 Principal Government Securities Income Fund, Inc.   1,214,305     127,056
 Principal Limited Term Bond Fund, Inc.                199,428       7,739
 Principal Tax-Exempt Bond Fund, Inc.                  331,160      12,079

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                                  INCOME FUNDS
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------
4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATES (CONTINUED)



AFFILIATED OWNERSHIP . At October 31, 2002, Principal Life Insurance Company (an affiliate of the Manager), affiliates of Principal Life Insurance Company and benefit plans sponsored on behalf of Principal Life Insurance Company owned shares of the Income Funds as follows:

                                                         CLASS A
                                                         -------
 Principal Bond Fund, Inc.                               303,837
 Principal Government Securities Income Fund, Inc.        96,725
 Principal Limited Term Bond Fund, Inc.                  728,973



AFFILIATED BROKERAGE COMMISSIONS . No brokerage commissions were paid by the Income Funds to affiliated broker dealers during the year.


5. INVESTMENT TRANSACTIONS

For the year ended October 31, 2002, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. government securities) by the Income Funds were as follows:

                                                   PURCHASES        SALES
                                                  ------------  --------------
 Principal Bond Fund, Inc.                        $124,046,798   $108,803,516
 Principal Limited Term Bond Fund, Inc.             99,366,299     65,334,945
 Principal Tax-Exempt Bond Fund, Inc.              120,126,831    107,817,571



The Income Funds may trade portfolio securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the fund commits to purchase or sell securities for which all specific information is not known at the time of the trade. Securities purchased on a TBA basis are not settled until they are delivered to the fund, normally 15 to 30 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. As of October 31, 2002, Principal Bond Fund, Inc. and Principal Government Securities Income Fund, Inc., had TBA purchase commitments involving securities with face amounts of $4,500,000 and $27,000,000, cost of $4,563,633 and $27,241,875, and market values of $4,629,375 and $27,507,192, respectively.

At October 31, 2002, net federal income tax unrealized appreciation (depreciation) of investments held by the Income Funds was composed of the following:


                                                                            TAX COST OF            GROSS UNREALIZED
                                                                            INVESTMENTS   -----------------------------------
                                                                           IN SECURITIES  APPRECIATION       (DEPRECIATION)
                                                                           -------------  ------------       --------------
 Principal Bond Fund, Inc.                                                 $218,417,691   $       8,651,106  $    (1,938,508)
 Principal Government Securities Income Fund, Inc.                          374,648,180          13,448,685          (44,497)
 Principal Limited Term Bond Fund, Inc.                                      85,129,645           2,400,716         (281,646)
 Principal Tax-Exempt Bond Fund, Inc.                                       187,094,470           7,134,527         (100,207)
                                                                                                NET UNREALIZED
                                                                           APPRECIATION
                                                                            (DEPRECIATION)
                                                                           OF INVESTMENTS
                                                                           ---------------------------------------------------------
 Principal Bond Fund, Inc.                                                            $            6,712,598
 Principal Government Securities Income Fund, Inc.                                                13,404,188
 Principal Limited Term Bond Fund, Inc.                                                            2,119,070
 Principal Tax-Exempt Bond Fund, Inc.                                                              7,034,320


The Income Funds' investments are with various issuers in various industries. The schedules of investments contained herein summarize concentrations of credit risk by issuer and industry.

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                                  INCOME FUNDS
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------
6. CAPITAL SHARE TRANSACTIONS

Transactions in Capital Shares were as follows:

                                                 PRINCIPAL         PRINCIPAL
                                                   BOND      GOVERNMENT SECURITIES
                                                FUND, INC.     INCOME FUND, INC.
                                                -----------  ---------------------
 YEAR ENDED OCTOBER 31, 2002:
 Shares sold:
  Class A.....................................   6,011,021        10,915,925
  Class B.....................................   1,005,009         2,208,107
  Class C*....................................      18,013           139,333
  Class R**...................................      28,816            13,341
 Shares issued in acquisition:
  Class A.....................................   1,554,299                --
  Class B.....................................     347,840                --
 Shares issued in reinvestment of dividends
 and distributions:
  Class A.....................................     649,056         1,105,437
  Class B.....................................     102,030           149,301
  Class C*....................................         722             3,651
  Class R**...................................      10,721            10,554
 Shares redeemed:
  Class A.....................................  (4,140,062)       (6,296,173)
  Class B.....................................    (710,125)         (931,646)
  Class C*....................................    (131,049)         (494,168)
  Class R**...................................  (1,608,357)       (1,256,671)
                                                ----------        ----------
                       Net Increase (Decrease)   3,137,934         5,566,991
                                                ==========        ==========

                                            PRINCIPAL          PRINCIPAL
                                              BOND       GOVERNMENT SECURITIES
                                           FUND, INC.      INCOME FUND, INC.
                                           -----------  -----------------------
 YEAR ENDED OCTOBER 31, 2001:
 Shares sold:
  Class A................................   2,824,759          5,767,098
  Class B................................     580,805          1,087,365
  Class C................................      63,867            337,482
  Class R................................     540,138            453,068
 Shares issued in reinvestment of
 dividends and distributions:
  Class A................................     599,011            951,127
  Class B................................     100,896            119,530
  Class C................................       2,752              6,466
  Class R................................      84,270             65,224
 Shares redeemed:
  Class A................................  (2,639,904)        (5,052,553)
  Class B................................    (515,440)          (568,692)
  Class C................................     (22,908)           (85,557)
  Class R................................    (619,632)          (452,912)
                                           ----------         ----------
                  Net Increase (Decrease)     998,614          2,627,646
                                           ==========

6. CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                PRINCIPAL         PRINCIPAL
                                              LIMITED TERM       TAX-EXEMPT
                                             BOND FUND, INC.   BOND FUND, INC.
                                             ---------------  -----------------
 YEAR ENDED OCTOBER 31, 2002:
 Shares sold:
  Class A..................................     5,568,112         2,361,316
  Class B..................................       823,632           282,539
  Class C*.................................        11,808            12,436
  Class R**................................        15,574               N/A
 Shares issued in reinvestment of dividends
 and distributions:
  Class A..................................       259,412           392,114
  Class B..................................        40,525            23,443
  Class C*.................................           705               314
  Class R**................................         4,724               N/A
 Shares redeemed:
  Class A..................................    (2,052,813)       (1,655,386)
  Class B..................................      (214,912)         (179,211)
  Class C*.................................      (115,970)          (85,493)
  Class R**................................      (639,878)              N/A
                                               ----------        ----------
                    Net Increase (Decrease)     3,700,919         1,152,072
                                               ==========        ==========

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                                  INCOME FUNDS
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------

                                                PRINCIPAL         PRINCIPAL
                                              LIMITED TERM       TAX-EXEMPT
                                             BOND FUND, INC.   BOND FUND, INC.
                                             ---------------  -----------------
 YEAR ENDED OCTOBER 31, 2001:
 Shares sold:
  Class A..................................     2,374,343         1,399,671
  Class B..................................       402,992           154,328
  Class C..................................        75,968            35,053
  Class R..................................       235,668               N/A
 Shares issued in reinvestment of dividends
 and distributions:
  Class A..................................       142,814           499,678
  Class B..................................        24,711            31,972
  Class C..................................         2,305             1,455
  Class R..................................        29,488               N/A
 Shares redeemed:
  Class A..................................    (1,365,083)       (2,159,817)
  Class B..................................       (80,661)         (107,099)
  Class C..................................       (29,507)           (9,418)
  Class R..................................      (162,902)              N/A
                                               ----------        ----------
                    Net Increase (Decrease)     1,650,136          (154,177)
                                               ==========        ==========



*Period from November 1, 2001 through January 31, 2002 (discontinuation of Class C shares).
**Period from November 1, 2001 through December 28, 2001 (discontinuation of Class R shares).

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                                  INCOME FUNDS
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------
6. CAPITAL SHARE TRANSACTIONS (CONTINUED)

Effective January 31, 2002 and December 28, 2001, respectively, Class C shares and Class R shares were discontinued and exchanged into Class A shares as follows:

                                                                                 CLASS C                CLASS R
                                                                          ---------------------  ----------------------
                                                                           SHARES     DOLLARS     SHARES       DOLLARS
                                                                          EXCHANGED  EXCHANGED   EXCHANGED    EXCHANGED
                                                                          ---------  ----------  ---------  -------------
 Principal Bond Fund, Inc.                                                 120,703   $1,303,594  1,509,274   $16,179,413
 Principal Government Securities Income Fund, Inc.                         369,029    4,258,598  1,175,559    13,436,636
 Principal Limited Term Bond Fund, Inc.                                    102,938      997,469    601,584     5,817,318
 Principal Tax-Exempt Bond Fund, Inc.                                       80,794      964,684        N/A           N/A



7. FEDERAL TAX INFORMATION


DISTRIBUTIONS TO SHAREHOLDERS . The tax character of distributions paid during 2002 and 2001 were as follows:

                                   ORDINARY INCOME       LONG-TERM CAPITAL GAIN
                                   -------------         -----------
                                  2002         2001        2002          2001
                                  ----         ----        ----          ----
 Principal Bond Fund, Inc.     $ 9,611,036  $10,033,458      $--       $     --
 Principal Government           17,202,203   15,738,340       --             --
 Securities Income Fund, Inc.
 Principal Limited Term Bond     3,218,728    2,282,941       --             --
 Fund, Inc.
 Principal Tax-Exempt Bond       7,137,413    8,159,180       --        733,510
 Fund, Inc.




DISTRIBUTABLE EARNINGS . As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                     UNDISTRIBUTED          UNDISTRIBUTED
                                     ORDINARY INCOME   LONG-TERM CAPITAL GAINS
                                    ----------------   -----------------------
 Principal Bond Fund, Inc.              $ 19,679              $     --
 Principal Government Securities
 Income Fund, Inc.                        22,064                    --
 Principal Limited Term Bond Fund,
 Inc.                                     48,115                    --
 Principal Tax-Exempt Bond Fund,
 Inc.                                    118,481               760,655



CAPITAL LOSS CARRYFORWARDS . Capital loss carryforwards are losses that can be used to offset future capital gains of the fund. At October 31, 2002, the following Income Funds had approximate net capital loss carryforwards as follows:

                                                                                 NET CAPITAL LOSS CARRYFORWARDS EXPIRING IN:
                                                                          2003     2004    2005       2006        2007       2008
                                                                         -------  ------  -------  ----------  ----------  ---------
 Principal Bond Fund, Inc.                                                 $--    $   --  $    --  $2,271,000  $6,580,000 $10,944$5,
 Principal Government Securities
   Income Fund Inc.                                                         481,00    --   776,000         --       6,000     942
 Principal Limited Term Bond Fund, Inc.                                     --     4,000   31,000       9,000      31,000     263



Principal Bond Fund, Inc. acquired approximately $18,061,000 of capital losses, included above, as part of its acquisition of Principal High Yield Fund, Inc., which may be applied against realized net taxable capital gains in future years, subject to certain limitations imposed by Section 382 of the Internal Revenue Code.

                            SCHEDULE OF INVESTMENTS
                           PRINCIPAL BOND FUND, INC.

                                OCTOBER 31, 2002

                                                          Principal

                                                          Amount                                Value

----------------------------------------------------------------------------------------------------------------
BONDS (47.47%)
AEROSPACE & DEFENSE (0.43%)
 Raytheon
                                                                     $                      $
  5.70%; 11/01/03                                                        925,000                 944,153
AEROSPACE & DEFENSE EQUIPMENT (0.23%)
 Lockheed Martin
  7.65%; 05/01/16                                                        200,000                 246,420
 United Technologies
  6.10%; 05/15/12                                                        240,000                 264,891
                                                                                                 511,311
AIRLINES (0.26%)
 Northwest Airlines
  7.58%; 03/01/19                                                        320,134                 284,470
 Southwest Airlines
  5.10%; 05/01/06                                                        272,167                 279,961
                                                                                                 564,431
ASSET BACKED SECURITIES (0.51%)
 Chase Funding Mortgage Loan
  3.07%; 07/25/17                                                        550,000                 552,836
  4.41%; 02/25/17                                                        550,000                 563,555
                                                                                               1,116,391
AUTO-CARS & LIGHT TRUCKS (0.71%)
 DaimlerChrysler Holding
  7.13%; 04/10/03                                                        875,000                 888,120
  7.30%; 01/15/12                                                        335,000                 362,685
 Ford Motor
  7.45%; 07/16/31                                                        425,000                 324,705
                                                                                               1,575,510
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.30%)
 Delphi
  6.50%; 05/01/09                                                        110,000                 112,063
 Lear
  7.96%; 05/15/05                                                        215,000                 222,525
 TRW
  7.13%; 06/01/09                                                        120,000                 127,029
 Visteon
  8.25%; 08/01/10                                                        200,000                 206,928
                                                                                                 668,545
AUTOMOBILE SEQUENTIAL (1.36%)
 Capital Auto Receivables Asset Trust
  4.50%; 10/15/07                                                        950,000                 996,402
 Ford Credit Auto Owner Trust
  6.66%; 01/15/05                                                        850,000                 892,410
 Toyota Auto Receivables Owner Trust
  2.65%; 11/15/06                                                      1,100,000               1,110,312
                                                                                               2,999,124
BEVERAGES-NON-ALCOHOLIC (0.38%)
 Coca-Cola Enterprises
  4.38%; 09/15/09                                                        175,000                 175,544
  5.25%; 05/15/07                                                        235,000                 252,690
 Companhia Brasileira de Bebidas /1/
  10.50%; 12/15/11                                                       250,000                 185,000
 PepsiAmericas
  3.88%; 09/12/07                                                        220,000                 220,931
                                                                                                 834,165
                                                          Principal

                                                          Amount                                Value

----------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
BREWERY (0.22%)
 Anheuser-Busch
                                                                     $                      $
  4.38%; 01/15/13                                                        225,000                 220,746
 Coors Brewing
  6.38%; 05/15/12                                                        245,000                 271,065
                                                                                                 491,811
BROADCASTING SERVICES & PROGRAMMING (0.04%)
 Grupo Televisa
  8.50%; 03/11/32                                                        100,000                  85,500
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.28%)
 CRH America
  6.95%; 03/15/12                                                         94,000                 103,788
 Masco
  6.00%; 05/03/04                                                        500,000                 521,984
                                                                                                 625,772
BUILDING PRODUCTS-AIR & HEATING (0.10%)
 York International
  6.63%; 08/15/06                                                        200,000                 218,344
BUILDING-RESIDENTIAL & COMMERCIAL (0.10%)
 DR Horton
  8.50%; 04/15/12                                                        235,000                 230,888
CABLE TV (0.30%)
 COX Communications
  6.75%; 03/15/11                                                        530,000                 534,650
 CSC Holdings
  7.25%; 07/15/08                                                        150,000                 123,375
                                                                                                 658,025
CASINO HOTELS (0.11%)
 Mirage Resorts
  6.75%; 02/01/08                                                        240,000                 240,144
CASINO SERVICES (0.09%)
 International Game Technology
  8.38%; 05/15/09                                                        190,000                 208,050
CELLULAR TELECOMMUNICATIONS (0.63%)
 AT&T Wireless Services
  7.88%; 03/01/11                                                        295,000                 256,650
 Telus
  7.50%; 06/01/07                                                        175,000                 144,375
 Verizon Wireless /1/
  5.38%; 12/15/06                                                      1,000,000                 987,350
                                                                                               1,388,375
CHEMICALS-DIVERSIFIED (0.20%)
 Chevron Phillips Chemical
  5.38%; 06/15/07                                                        240,000                 251,188
  7.00%; 03/15/11                                                        165,000                 180,125
                                                                                                 431,313
COATINGS & PAINT (0.06%)
 Valspar
  6.00%; 05/01/07                                                        120,000                 127,794
                                                          Principal

                                                          Amount                                Value

----------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
COMMERCIAL BANKS (0.66%)
 Fleet National Bank
                                                                     $                      $
  5.75%; 01/15/09                                                      1,000,000               1,028,475
 KeyBank
  5.70%; 08/15/12                                                        180,000                 187,995
 Union Planters Bank
  5.13%; 06/15/07                                                        240,000                 247,626
                                                                                               1,464,096
COMPUTER SERVICES (0.12%)
 Unisys
  8.13%; 06/01/06                                                        250,000                 255,000
COMPUTERS (0.10%)
 International Business Machines
  4.25%; 09/15/09                                                        220,000                 218,293
COMPUTERS-INTEGRATED SYSTEMS (0.04%)
 NCR /1/
  7.13%; 06/15/09                                                         75,000                  80,160
CREDIT CARD ASSET BACKED SECURITIES (3.19%)
 American Express Credit Account      Master Trust
  5.60%; 11/15/06                                                      1,265,000               1,332,746
 American Express Master Trust
  7.85%; 08/15/05                                                        600,000                 661,877
 Discover Card Master Trust I
  5.60%; 05/16/06                                                      3,250,000               3,379,741
 MBNA Master Credit Card Trust
  6.90%; 01/15/08                                                      1,500,000               1,671,986
                                                                                               7,046,350
DIVERSIFIED FINANCIAL SERVICES (1.24%)
 Citigroup
  5.75%; 05/10/06                                                        750,000                 803,421
  6.00%; 02/21/12                                                         85,000                  91,059
  6.63%; 06/15/32                                                        235,000                 239,438
 General Electric Capital
  4.63%; 09/15/09                                                        390,000                 393,153
  6.75%; 03/15/32                                                        475,000                 497,489
 John Deere Capital
  7.00%; 03/15/12                                                        415,000                 471,471
 Textron Financial
  5.88%; 06/01/07                                                        245,000                 250,983
                                                                                               2,747,014
DIVERSIFIED OPERATIONS (0.12%)
 Rio Tinto Finance
  5.75%; 07/03/06                                                        235,000                 256,522
ELECTRIC-GENERATION (0.09%)
 Allegheny Energy Supply /1/
  8.25%; 04/15/12                                                         60,000                  31,800
 Reliant Energy Finance /1/
  7.40%; 11/15/02                                                        165,000                 163,844
                                                                                                 195,644
                                                          Principal

                                                          Amount                                Value

----------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
ELECTRIC-INTEGRATED (2.05%)
 Arizona Public Service
                                                                     $                      $
  6.50%; 03/01/12                                                        230,000                 237,047
 Consumers Energy
  6.00%; 03/15/05                                                        160,000                 153,561
 Dominion Resources
  7.82%; 09/15/14                                                      1,000,000               1,063,640
 DTE Energy
  6.00%; 06/01/04                                                        525,000                 547,680
 Exelon
  6.75%; 05/01/11                                                        200,000                 213,256
 GPU
  7.70%; 12/01/05                                                        465,000                 490,982
 Indianapolis Power & Light
  7.38%; 08/01/07                                                        100,000                 100,468
 MidAmerican Energy Holdings
  6.75%; 12/30/31                                                        235,000                 234,823
 Oncor Electric Delivery /1/
  6.38%; 05/01/12                                                        475,000                 483,275
 PG&E National Energy Group
  10.38%; 05/16/11                                                       240,000                  50,400
 Progress Energy
  6.05%; 04/15/07                                                        465,000                 470,691
 PSEG Power /1/
  6.95%; 06/01/12                                                        150,000                 130,500
 Southwestern Electric Power
  4.50%; 07/01/05                                                        240,000                 231,321
 Teco Energy
  6.13%; 05/01/07                                                        140,000                 119,704
                                                                                               4,527,348
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.06%)
 Flextronics International
  9.88%; 07/01/10                                                        125,000                 130,000
ENERGY-ALTERNATE SOURCES (0.09%)
 MidAmerican Energy Holdings /1/
  4.63%; 10/01/07                                                        200,000                 197,620
FEDERAL & FEDERALLY SPONSORED CREDIT (0.15%)
 Housing Urban Development
  2.99%; 08/01/05                                                        325,000                 329,842
FINANCE-AUTO LOANS (0.86%)
 Ford Motor Credit
  6.88%; 02/01/06                                                        500,000                 460,974
  7.25%; 10/25/11                                                        450,000                 393,205
 General Motors Acceptance
  6.88%; 09/15/11                                                        460,000                 419,143
  6.88%; 08/28/12                                                        250,000                 226,252
  7.00%; 02/01/12                                                        250,000                 230,403
  8.00%; 11/01/31                                                        200,000                 178,575
                                                                                               1,908,552
FINANCE-COMMERCIAL (0.07%)
 CIT Group
  7.75%; 04/02/12                                                        150,000                 153,337
                                                          Principal

                                                          Amount                                Value

----------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
FINANCE-CONSUMER LOANS (0.35%)
 American General Finance
                                                                     $                      $
  5.38%; 09/01/09                                                        200,000                 203,649
 Household Finance
  5.75%; 01/30/07                                                        500,000                 444,724
  7.63%; 05/17/32                                                        145,000                 120,908
                                                                                                 769,281
FINANCE-INVESTMENT BANKER & BROKER (0.85%)
 Banque Paribas
  6.88%; 03/01/09                                                        450,000                 500,827
 Goldman Sachs Group
  6.88%; 01/15/11                                                        475,000                 522,625
 Lehman Brothers Holdings
  6.63%; 01/18/12                                                        450,000                 488,353
 Morgan Stanley Dean Witter /2/
  0.64%; 04/01/34                                                      6,766,563                 180,348
  0.97%; 04/01/34                                                      4,670,060                 187,434
                                                                                               1,879,587
FINANCE-LEASING COMPANY (0.05%)
 Case Credit
  6.13%; 02/15/03                                                        115,000                 112,435
FINANCE-MORTGAGE LOAN/BANKER (8.24%)
 Countrywide Home Loans
  5.25%; 06/15/04                                                      1,000,000               1,030,723
 Federal Home Loan Bank System
  5.75%; 05/15/12                                                        475,000                 520,926
 Federal Home Loan Mortgage
  5.13%; 10/15/08                                                      2,000,000               2,160,796
  5.13%; 07/15/12                                                        500,000                 522,605
  5.75%; 01/15/12                                                        235,000                 257,421
  6.00%; 05/25/12                                                      1,420,000               1,485,682
  6.75%; 03/15/31                                                        541,000                 623,754
 Federal National Mortgage Association
  3.70%; 11/01/07                                                      1,430,000               1,458,669
  3.75%; 07/29/05                                                      1,075,000               1,099,181
  4.32%; 07/26/07                                                        530,000                 555,042
  5.00%; 01/20/07                                                        615,000                 639,205
  5.00%; 03/12/07                                                      1,400,000               1,417,590
  5.25%; 08/01/12                                                        535,000                 548,692
  5.50%; 03/15/11                                                      1,125,000               1,216,533
  6.00%; 05/15/08                                                      1,500,000               1,687,053
  6.00%; 05/15/11                                                         50,000                  55,710
  6.25%; 07/19/11                                                        725,000                 766,159
  6.25%; 05/15/29                                                      2,000,000               2,148,822
                                                                                              18,194,563
FINANCE-OTHER SERVICES (1.05%)
 Mellon Funding
  4.88%; 06/15/07                                                        190,000                 200,089
 Newcourt Credit Group
  6.88%; 02/16/05                                                        315,000                 317,240
 Pemex Master Trust /1/
  7.88%; 02/01/09                                                        700,000                 721,875
 Verizon Global Funding
  6.75%; 12/01/05                                                      1,000,000               1,070,271
                                                                                               2,309,475
                                                          Principal

                                                          Amount                                Value

----------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
FOOD-FLOUR & GRAIN (0.06%)
 Archer-Daniels-Midland
                                                                     $                      $
  5.88%; 10/01/32                                                        145,000                 138,613
FOOD-MISCELLANEOUS/DIVERSIFIED (0.41%)
 Corn Products International
  8.45%; 08/15/09                                                        215,000                 206,658
 General Mills
  6.00%; 02/15/12                                                        420,000                 449,871
 Kraft Foods
  6.50%; 11/01/31                                                        225,000                 238,760
                                                                                                 895,289
FOOD-RETAIL (1.04%)
 Kroger
  6.20%; 06/15/12                                                        425,000                 445,011
 Safeway
  3.63%; 11/05/03                                                      1,800,000               1,816,173
  5.80%; 08/15/12                                                         35,000                  36,645
                                                                                               2,297,829
FORESTRY (0.04%)
 Tembec Industries
  7.75%; 03/15/12                                                        100,000                  98,250
GAS-DISTRIBUTION (0.23%)
 Southern Energy
  8.38%; 12/01/02                                                        500,000                 501,962
HOME EQUITY SEQUENTIAL (0.18%)
 Residential Asset Securities
  4.59%; 10/25/26                                                        380,000                 391,779
HOTELS & MOTELS (0.23%)
 Marriott International
  6.63%; 11/15/03                                                        500,000                 509,477
INDUSTRIAL GASES (0.19%)
 Praxair
  4.75%; 07/15/07                                                        235,000                 247,348
  6.50%; 03/01/08                                                        150,000                 168,647
                                                                                                 415,995
LIFE & HEALTH INSURANCE (0.16%)
 Lincoln National
  5.25%; 06/15/07                                                        355,000                 359,403
MACHINERY-ELECTRICAL (0.04%)
 Emerson Electric
  4.63%; 10/15/12                                                         35,000                  34,221
  6.00%; 08/15/32                                                         60,000                  58,771
                                                                                                  92,992
MEDICAL-HMO (0.23%)
 Anthem
  4.88%; 08/01/05                                                        500,000                 512,119
                                                          Principal

                                                          Amount                                Value

----------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
MEDICAL-HOSPITALS (0.63%)
 HCA
                                                                     $                      $
  7.13%; 06/01/06                                                        875,000                 919,622
 Tenet Healthcare
  5.00%; 07/01/07                                                        240,000                 247,209
  6.50%; 06/01/12                                                        235,000                 232,354
                                                                                               1,399,185
METAL-ALUMINUM (0.10%)
 Alcoa
  4.25%; 08/15/07                                                        220,000                 226,898
METAL-DIVERSIFIED (0.13%)
 Falconbridge
  7.35%; 06/05/12                                                         65,000                  67,012
 Noranda
  7.25%; 07/15/12                                                        240,000                 231,065
                                                                                                 298,077
MISCELLANEOUS INVESTING (0.19%)
 Camden Property Trust
  5.88%; 06/01/07                                                         45,000                  47,302
 New Plan Excel Realty Trust
  5.88%; 06/15/07                                                        120,000                 125,068
 United Dominion Realty Trust
  6.50%; 06/15/09                                                        240,000                 250,326
                                                                                                 422,696
MONEY CENTER BANKS (0.72%)
 Bank of America
  4.88%; 09/15/12                                                      1,085,000               1,078,984
 JP Morgan Chase
  5.25%; 05/30/07                                                         40,000                  42,009
  5.35%; 03/01/07                                                        220,000                 231,580
 Royal Bank of Scotland Group
  5.00%; 10/01/14                                                        250,000                 242,890
                                                                                               1,595,463
MORTGAGE BACKED SECURITIES (4.22%)
 Banc of America Commercial Mortgage /1/
  0.30%; 07/11/43                                                      6,416,100                 223,289
 CS First Boston Mortgage Securities
  6.39%; 08/15/36                                                        750,000                 831,083
 GMAC Commercial Mortgage Securities
  7.72%; 03/15/33                                                      2,000,000               2,365,714
 JP Morgan Chase Commercial Mortgage Securities /1/ /2/
  0.35%; 05/12/34                                                      5,423,356                 196,230
 JP Morgan Commercial Mortgage Finance
  7.77%; 10/15/32                                                      1,750,000               2,070,000
 LB-UBS Commercial Mortgage Trust /1/ /2/
  0.65%; 03/15/34                                                      3,257,726                 110,180
 Merrill Lynch Mortgage Investors
  7.34%; 12/26/25                                                      3,000,000               3,310,762
 Morgan Stanley Dean Witter Capital I /1/ /2/
  0.31%; 12/15/35                                                      6,720,944                 208,599
                                                                                               9,315,857
                                                          Principal

                                                          Amount                                Value

----------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
MULTI-LINE INSURANCE (0.15%)
 Metlife
                                                                     $                      $
  5.25%; 12/01/06                                                        325,000                 340,904
MULTIMEDIA (0.78%)
 AOL Time Warner
  7.63%; 04/15/31                                                        500,000                 453,067
 Gannett
  4.95%; 04/01/05                                                        475,000                 501,401
  6.38%; 04/01/12                                                         60,000                  67,275
 Viacom
  7.88%; 07/30/30                                                        250,000                 296,433
 Walt Disney
  6.38%; 03/01/12                                                        375,000                 402,512
                                                                                               1,720,688
NON-HAZARDOUS WASTE DISPOSAL (0.12%)
 Allied Waste
  8.50%; 12/01/08                                                        275,000                 268,125
OIL & GAS DRILLING (0.33%)
 Nabors Holdings /1/
  4.88%; 08/15/09                                                        270,000                 275,817
 Northern Natural Gas /1/
  6.88%; 05/01/05                                                        275,000                 289,437
 Transocean
  6.63%; 04/15/11                                                        150,000                 158,574
                                                                                                 723,828
OIL COMPANY-EXPLORATION & PRODUCTION (1.01%)
 Alberta Energy
  7.38%; 11/01/31                                                         55,000                  61,205
 Anadarko Finance
  6.75%; 05/01/11                                                        275,000                 306,651
 Canadian Natural Resources
  7.20%; 01/15/32                                                        145,000                 156,083
 Devon Energy
  7.95%; 04/15/32                                                        125,000                 144,963
 Kerr-McGee
  5.88%; 09/15/06                                                        475,000                 512,639
 Nexen
  7.88%; 03/15/32                                                        125,000                 125,984
 Petroleos Mexicanos /1/
  6.50%; 02/01/05                                                        600,000                 621,000
 Union Oil Company of California
  5.05%; 10/01/12                                                         90,000                  87,816
 XTO Energy
  7.50%; 04/15/12                                                        205,000                 217,300
                                                                                               2,233,641
OIL COMPANY-INTEGRATED (0.61%)
 Amerada Hess
  7.13%; 03/15/33                                                        235,000                 242,267
 Conoco Funding
  7.25%; 10/15/31                                                        400,000                 454,377
 Marathon Oil
  6.80%; 03/15/32                                                        200,000                 199,472
 PanCanadian Energy
  7.20%; 11/01/31                                                        235,000                 257,819
                                                          Principal

                                                          Amount                                Value

----------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
OIL COMPANY-INTEGRATED (CONTINUED)
 Petrobras International Finance /1/
                                                                     $                      $
  9.13%; 02/01/07                                                        225,000                 186,750
                                                                                               1,340,685
OIL REFINING & MARKETING (0.42%)
 Ashland
  7.71%; 05/11/07                                                        500,000                 563,720
 Valero Energy
  6.88%; 04/15/12                                                        375,000                 361,585
                                                                                                 925,305
OIL-FIELD SERVICES (0.11%)
 Hanover Equipment Trust /1/
  8.50%; 09/01/08                                                        250,000                 237,500
PAPER & RELATED PRODUCTS (1.22%)
 Abitibi-Consolidated
  6.95%; 12/15/06                                                        225,000                 225,907
 Domtar                                                             0
  7.88%; 10/15/11                                                        200,000                 225,508
 International Paper
  5.85%; 10/30/12 /1/                                                     55,000                  56,421
  6.75%; 09/01/11                                                         50,000                  54,756
  8.00%; 07/08/03                                                        925,000                 958,969
 Norske Skogindustrier /1/
  7.63%; 10/15/11                                                        500,000                 532,373
 Sappi Papier Holding /1/
  6.75%; 06/15/12                                                        100,000                 107,511
 Weyerhaeuser
  6.13%; 03/15/07                                                        275,000                 289,927
  7.38%; 03/15/32                                                        250,000                 252,526
                                                                                               2,703,898
PIPELINES (0.53%)
 Duke Energy Field Services
  7.88%; 08/16/10                                                        485,000                 477,277
 Kinder Morgan Energy Partners /1/
  5.35%; 08/15/07                                                        170,000                 174,668
 Plains All American Pipeline /1/
  7.75%; 10/15/12                                                         40,000                  40,800
 Tennessee Gas Pipeline
  8.38%; 06/15/32                                                        240,000                 228,000
 Texas Eastern Transmission
  5.25%; 07/15/07                                                        245,000                 253,936
                                                                                               1,174,681
POULTRY (0.22%)
 Tyson Foods
  6.63%; 10/01/04                                                        460,000                 486,094
PROPERTY & CASUALTY INSURANCE (0.22%)
 ACE
  6.00%; 04/01/07                                                        340,000                 356,664
 St. Paul
  5.75%; 03/15/07                                                        115,000                 118,149
                                                                                                 474,813
                                                          Principal

                                                          Amount                                Value

----------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
REAL ESTATE OPERATOR & DEVELOPER (0.26%)
 EOP Operating
                                                                     $                      $
  7.00%; 07/15/11                                                        350,000                 372,877
 First Industrial
  6.88%; 04/15/12                                                        190,000                 200,985
                                                                                                 573,862
REGIONAL AUTHORITY (0.83%)
 Financement Quebec
  5.00%; 10/25/12                                                        580,000                 590,388
 Province of Nova Scotia
  5.75%; 02/27/12                                                        465,000                 502,462
 Province of Ontario
  5.13%; 07/17/12                                                        220,000                 229,782
 Province of Quebec
  7.50%; 09/15/29                                                        275,000                 337,568
 Region of Lombardy
  5.80%; 10/25/32                                                        175,000                 176,966
                                                                                               1,837,166
REGIONAL BANKS (1.53%)
 KeyCorp
  4.63%; 05/16/05                                                        475,000                 492,941
 Korea Development Bank
  7.13%; 04/22/04                                                        925,000                 987,074
 PNC Funding
  5.75%; 08/01/06                                                        650,000                 682,285
 Wachovia
  5.63%; 12/15/08                                                        600,000                 635,155
 Wells Fargo
  5.00%; 11/15/14                                                         80,000                  79,570
  5.13%; 02/15/07                                                        470,000                 502,410
                                                                                               3,379,435
RESEARCH & DEVELOPMENT (0.11%)
 Science Applications International /1/
  7.13%; 07/01/32                                                        240,000                 237,773
RETAIL-DISCOUNT (0.26%)
 Target
  5.38%; 06/15/09                                                        240,000                 254,511
  5.88%; 03/01/12                                                         90,000                  96,427
 Wal-Mart Stores
  4.38%; 07/12/07                                                        220,000                 229,598
                                                                                                 580,536
RETAIL-DRUG STORE (0.12%)
 CVS /1/
  7.77%; 01/10/12                                                        243,631                 272,991
RETAIL-MAJOR DEPARTMENT STORE (0.05%)
 Sears Roebuck Acceptance
  7.00%; 06/01/32                                                        125,000                 104,233
RETAIL-REGIONAL DEPARTMENT STORE (0.08%)
 Federated Department Stores
  7.00%; 02/15/28                                                        175,000                 174,974
                                                          Principal

                                                          Amount                                Value

----------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
RETAIL-RESTAURANTS (0.11%)
 Yum! Brands
                                                                     $                      $
  7.70%; 07/01/12                                                        240,000                 248,400
SOVEREIGN (0.53%)
 Finland Government
  4.75%; 03/06/07                                                        235,000                 254,300
 Italy Government
  5.63%; 06/15/12                                                        320,000                 349,075
 Mexico Government
  8.38%; 01/14/11                                                        350,000                 377,125
 Poland Government
  6.25%; 07/03/12                                                        175,000                 189,875
                                                                                               1,170,375
SPECIAL PURPOSE ENTITY (0.04%)
 PDVSA Finance
  8.50%; 11/16/12                                                        100,000                  83,000
SUPRANATIONAL BANK (0.30%)
 Corp Andina de Fomento
  6.75%; 03/15/05                                                        190,000                 198,378
  6.88%; 03/15/12                                                        230,000                 230,209
 European Investment Bank
  4.63%; 03/01/07                                                        225,000                 237,994
                                                                                                 666,581
TELECOMMUNICATION SERVICES (0.23%)
 Citizens Communications
  6.38%; 08/15/04                                                        505,000                 505,000
TELEPHONE COMMUNICATION (0.09%)
 Telstra
  6.38%; 04/01/12                                                        190,000                 204,934
TELEPHONE-INTEGRATED (1.42%)
 Alltel
  7.00%; 07/01/12                                                        275,000                 309,724
  7.88%; 07/01/32                                                         60,000                  68,594
 AT&T
  6.00%; 03/15/09                                                        455,000                 434,525
  6.50%; 11/15/06                                                        115,000                 115,000
 BellSouth
  6.88%; 10/15/31                                                        155,000                 166,681
 British Telecommunications
  7.88%; 12/15/05                                                        515,000                 574,671
 France Telecom
  9.25%; 03/01/11                                                        220,000                 242,730
 SBC Communications
  5.88%; 08/15/12                                                        385,000                 409,178
 Sprint Capital
  6.90%; 05/01/19                                                        145,000                  97,355
  8.75%; 03/15/32                                                        230,000                 174,961
 Telefonica Europe
  7.75%; 09/15/10                                                        400,000                 448,589
 Verizon Florida
  6.13%; 01/15/13                                                         90,000                  92,204
                                                                                               3,134,212
                                                          Principal

                                                          Amount                                Value

----------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
TEXTILE-HOME FURNISHINGS (0.07%)
 Mohawk Industries
                                                                     $                      $
  6.50%; 04/15/07                                                        145,000                 158,512
TOOLS-HAND HELD (0.06%)
 Stanley Works /1/
  4.90%; 11/01/12                                                        140,000                 139,890
TRANSPORT-AIR FREIGHT (0.24%)
 FedEx
  8.40%; 03/23/10                                                       500,000                 540,510
TRANSPORT-RAIL (0.93%)
 Burlington Northern Santa Fe
  7.95%; 08/15/30                                                        145,000                 172,916
 Canadian National Railway
  7.38%; 10/15/31                                                        265,000                 306,431
 Canadian Pacific Railway
  7.13%; 10/15/31                                                        225,000                 252,001
 CSX
  6.25%; 10/15/08                                                        400,000                 433,288
 Kansas City Southern
  7.50%; 06/15/09                                                         95,000                  98,325
 Union Pacific
  5.75%; 10/15/07                                                        690,000                 745,273
  6.63%; 02/01/29                                                         50,000                  52,397
                                                                                               2,060,631
                                                                    TOTAL BONDS              104,869,826

                                                          Principal

     Type           Rate               Maturity           Amount                                Value

----------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) CERTIFICATES (16.96%)
                                                                     $                      $
FHLMC           5.50%         05/01/17 - 10/01/32                      5,751,818               5,913,330
FHLMC           6.00%         03/01/22 - 11/01/32                     11,670,143              12,025,950
FHLMC           6.50%         03/01/17 - 07/01/31                      9,809,593              10,217,808
FHLMC           7.00%         12/01/29 - 05/01/31                      5,032,604               5,255,481
FHLMC           7.50%         11/01/29 - 03/01/31                      2,475,887               2,616,154
FHLMC           8.00%         09/01/30                                 1,346,020               1,436,927
                                                       TOTAL FHLMC CERTIFICATES               37,465,650







                                                          Principal

     Type           Rate               Maturity           Amount                                Value

----------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) CERTIFICATES (13.22%)
                                                                     $                      $
FNMA            3.32%         06/25/30                                   600,000                 602,250
FNMA            5.50%         06/01/31                                 1,568,221               1,586,529
FNMA            6.00%         05/01/09 - 05/01/32                      5,582,509               5,840,650
FNMA            6.50%         01/01/11 - 03/01/32                     14,274,043              14,882,682
FNMA            7.00%         08/01/29 - 02/01/32                      3,591,065               3,752,159
FNMA            7.25%         01/15/10 - 05/15/30                      2,105,000               2,535,436
                                                        TOTAL FNMA CERTIFICATES               29,199,706

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) CERTIFICATES (6.96%)
GNMA I          6.50%         12/15/31 - 05/15/32                      2,610,133               2,720,725
GNMA I          7.00%         10/15/29 - 06/15/32                      2,983,459               3,134,648
GNMA I          7.50%         10/15/31                                 2,358,927               2,508,055
GNMA II         6.00%         07/20/28 - 07/20/29                      5,810,936               6,017,667
GNMA II         6.50%         03/20/28 - 05/20/29                        950,152                 987,636
                                                        TOTAL GNMA CERTIFICATES               15,368,731

                                                          Principal

                                                          Amount                                Value

----------------------------------------------------------------------------------------------------------------
TREASURY BONDS (13.07%)
 U.S. Treasury
                                                                     $                      $
  3.50%; 11/15/06                                                        170,000                 176,308
  4.38%; 05/15/07                                                      5,435,000               5,826,249
  4.63%; 05/15/06                                                        775,000                 834,942
  4.75%; 11/15/08                                                        235,000                 255,250
  4.88%; 02/15/12                                                      3,840,000               4,140,503
  5.00%; 02/15/11                                                        565,000                 616,165
  5.38%; 02/15/31                                                      1,505,000               1,588,539
  5.50%; 05/15/09                                                      1,000,000               1,127,392
  6.13%; 08/15/07                                                      2,000,000               2,299,864
  6.13%; 08/15/29                                                         25,000                  28,501
  6.25%; 02/15/07                                                      1,375,000               1,578,812
  6.25%; 08/15/23                                                      2,125,000               2,440,180
  6.25%; 05/15/30                                                      1,735,000               2,015,242
  6.75%; 08/15/26                                                      1,000,000               1,221,445
  7.50%; 11/15/16                                                      2,870,000               3,699,835
  8.00%; 11/15/21                                                        760,000               1,037,994
                                                           TOTAL TREASURY BONDS               28,887,221

                                                          Shares

                                                          Held                                  Value

----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (0.00%)
COMPUTER SERVICES (0.00%)
                                                                                            $
 Decisionone /3/                                                           3,500                       -
 Decisionone /3/                                                           2,054                       -
 Decisionone /3/                                                           3,540                       -
                                                          Shares

                                                          Held                                  Value

----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMPUTER SERVICES (CONTINUED)
                                                                                            $
 Decisionone /3/                                                           2,100                       -
                                                                                                       -
WIRELESS EQUIPMENT (0.00%)
 FWT /3/                                                                  14,933                       -
                                                            TOTAL COMMON STOCKS                        -

                                                          Shares

                                                          Held                                  Value

----------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS (0.00%)
TELECOMMUNICATION SERVICES (0.00%)
 Global Crossing /3/                                                       7,893                       -
WIRELESS EQUIPMENT (0.00%)
 FWT /3/                                                                 170,986                       -
                                                         TOTAL PREFERRED STOCKS                        -

                                                          Principal

                                                          Amount                                Value

----------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (4.23%)
DIVERSIFIED FINANCIAL SERVICES (0.21%)
 General Electric Capital
                                                                     $                      $
  1.75%; 11/05/02                                                        470,000                 469,909
INVESTMENT COMPANIES (4.02%)
 Investment in Joint Trading Account;   Exxon Asset
  Management                                                         100,000,000
  1.82%; 11/01/02                                                      8,869,246               8,869,246
                                                         TOTAL COMMERCIAL PAPER                9,339,155
                                                                                            ------------

                                          TOTAL PORTFOLIO INVESTMENTS (101.91%)              225,130,289
LIABILITIES, NET OF CASH, RECEIVABLES AND OTHER ASSETS
 (-1.91%)                                                                                     (4,217,526)
                                                     TOTAL NET ASSETS (100.00%)             $220,912,763
                                                                                            ---------------

1 Restricted Security - The fund held securities, which may require registration under the Securities Act of 1933, or an exemption therefrom, in order to effect their sale in the ordinary course of business. At the end of the period, restricted securities totaled $7,575,805 or 3.43% of net assets.
2    Variable rate.
3    Non-income producing security.

                            SCHEDULE OF INVESTMENTS
                           PRINCIPAL BOND FUND, INC.

                                OCTOBER 31, 2002
See accompanying notes.

                            SCHEDULE OF INVESTMENTS
               PRINCIPAL GOVERNMENT SECURITIES INCOME FUND, INC.

                                OCTOBER 31, 2002

                                                        Principal

    Type         Rate            Maturity                Amount                   Value

--------------------------------------------------------------------------------------------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) CERTIFICATES (99.56%)
                                                       $                      $
GNMA I        5.50%       12/15/13 - 03/15/14            2,910,688               3,046,965

GNMA I        6.00%       03/15/17 - 09/15/32           41,136,928              42,747,400

GNMA I        6.50%       07/15/08 - 09/15/32           77,355,061              80,871,348

GNMA I        7.00%       10/15/22 - 06/15/32           85,080,415              89,594,384

GNMA I        7.25%       09/15/25 - 10/15/25            1,094,973               1,165,762

GNMA I        7.50%       04/15/17 - 05/15/31           37,165,452              39,606,805

GNMA I        8.00%       08/15/16 - 04/15/31           12,838,040              13,800,772

GNMA II       5.50%       07/20/14 - 01/01/33           27,585,127              27,990,188

GNMA II       6.00%       01/20/24 - 01/01/33           37,156,546              38,307,835

GNMA II       6.50%       03/20/24 - 05/01/32           23,223,481              24,139,260

GNMA Il       6.50%       04/15/26                         438,439                 458,528

                                          TOTAL GNMA CERTIFICATES              361,729,247


                                                        Principal

                                                         Amount                   Value

--------------------------------------------------------------------------------------------------

COMMERCIAL PAPER (7.24%)

FINANCE-MORTGAGE LOAN/BANKER (7.24%)

 Federal National Mortgage Association                 100,000,000
                                                       $                      $
  1.53%; 01/14/03                                        3,000,000               2,990,565

  1.62%; 12/19/02                                        6,000,000               5,987,040

  1.67%; 12/16/02                                        6,000,000               5,987,475

  1.68%; 01/08/03                                       10,000,000               9,968,266
 Investment in Joint Trading Account; Federal
  Home Loan Bank System                                100,000,000

  1.72%; 11/01/02                                        1,389,775               1,389,775


                                           TOTAL COMMERCIAL PAPER               26,323,121
                                                                              ------------



                            TOTAL PORTFOLIO INVESTMENTS (106.80%)              388,052,368

LIABILITIES, NET OF CASH, RECEIVABLES AND OTHER ASSETS (-6.80%)                (24,707,151)
                                       TOTAL NET ASSETS (100.00%)             $363,345,217

                                                                              ---------------




                                      171

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                     PRINCIPAL LIMITED TERM BOND FUND, INC.

                                OCTOBER 31, 2002

                                                          Principal

                                                          Amount                              Value

-------------------------------------------------------------------------------------------------------------
BONDS (88.25%)
AEROSPACE & DEFENSE (0.39%)
 Raytheon
                                                                     $                     $
  7.90%; 03/01/03                                                       335,000                339,391
AEROSPACE & DEFENSE EQUIPMENT (0.51%)
 Lockheed
  6.75%; 03/15/03                                                       335,000                340,083
 United Technologies
  4.88%; 11/01/06                                                       100,000                105,459
                                                                                               445,542
AUTO-CARS & LIGHT TRUCKS (0.33%)
 DaimlerChrysler
  6.90%; 09/01/04                                                       275,000                289,736
AUTOMOBILE SEQUENTIAL (5.63%)
 Capital Auto Receivables Asset Trust
  3.82%; 07/15/05                                                       450,000                461,495
  4.16%; 07/16/07                                                       750,000                776,712
 DaimlerChrysler Auto Trust
  6.85%; 11/06/05                                                       700,000                740,419
  7.63%; 06/08/05                                                       700,000                735,385
 Ford Credit Auto Owner Trust
  4.01%; 03/15/06                                                       720,000                744,402
  4.72%; 12/15/05                                                       735,000                767,764
 Toyota Auto Receivables Owner Trust
  4.72%; 09/15/08                                                       700,000                733,832
                                                                                             4,960,009
BEVERAGES-NON-ALCOHOLIC (0.13%)
 Coca-Cola Enterprises
  5.25%; 05/15/07                                                       110,000                118,281
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.08%)
 Masco
  6.00%; 05/03/04                                                        70,000                 73,078
CELLULAR TELECOMMUNICATIONS (0.74%)
 360 Communications
  7.50%; 03/01/06                                                        80,000                 88,373
 AT&T Wireless Services
  7.35%; 03/01/06                                                       130,000                117,650
 Cingular Wireless
  5.63%; 12/15/06                                                        80,000                 80,213
 Verizon Wireless /1/
  5.38%; 12/15/06                                                       250,000                246,837
 Vodafone Group
  7.63%; 02/15/05                                                       105,000                115,084
                                                                                               648,157
CHEMICALS-DIVERSIFIED (0.13%)
 Chevron Phillips Chemical
  5.38%; 06/15/07                                                       110,000                115,128
COATINGS & PAINT (0.09%)
 Valspar
  6.00%; 05/01/07                                                        75,000                 79,871
COMMERCIAL BANKS (0.34%)
 Marshall & Isley Bank
  4.13%; 09/04/07                                                       100,000                102,554
                                                          Principal

                                                          Amount                              Value

-------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
COMMERCIAL BANKS (CONTINUED)
 US Bancorp
                                                                     $                     $
  6.75%; 10/15/05                                                       177,000                196,309
                                                                                               298,863
COMMERCIAL SERVICE-FINANCE (0.08%)
 Equifax /1/
  4.95%; 11/01/07                                                        65,000                 65,913
COMPUTER SERVICES (0.09%)
 Electronic Data Systems
  6.85%; 10/15/04                                                        80,000                 79,299
COMPUTERS (0.26%)
 Hewlett-Packard
  5.50%; 07/01/07                                                       140,000                144,624
 International Business Machines
  4.25%; 09/15/09                                                        85,000                 84,341
                                                                                               228,965
COSMETICS & TOILETRIES (0.16%)
 Gillette
  4.00%; 06/30/05                                                        60,000                 62,684
 Procter & Gamble
  4.75%; 06/15/07                                                        75,000                 79,892
                                                                                               142,576
CREDIT CARD ASSET BACKED SECURITIES (8.46%)
 American Express Credit Account Master Trust
  5.60%; 11/15/06                                                       700,000                737,488
 American Express Master Trust
  7.85%; 08/15/05                                                       330,000                364,032
 Bank One Issuance Trust
  2.94%; 06/16/08                                                       900,000                907,952
 Capital One Master Trust
  5.30%; 06/15/09                                                       700,000                756,408
  5.45%; 03/16/09                                                       750,000                807,025
 Citibank Credit Card Issuance Trust
  6.90%; 10/17/07                                                       750,000                838,127
 Discover Card Master Trust I
  5.60%; 05/16/06                                                       650,000                675,948
  6.05%; 08/18/08                                                       710,000                780,414
 MBNA Master Credit Card Trust
  6.35%; 12/15/06                                                       750,000                804,825
  6.90%; 01/15/08                                                       700,000                780,260
                                                                                             7,452,479
CREDIT CARD CONTROL AMORTIZATION (0.80%)
 Sears Credit Account Master Trust
  7.25%; 11/15/07                                                       685,000                706,873
DISTRIBUTION-WHOLESALE (0.07%)
 Costco Wholesale
  5.50%; 03/15/07                                                        60,000                 64,686
DIVERSIFIED FINANCIAL SERVICES (1.94%)
 Citigroup
  6.75%; 12/01/05                                                       990,000              1,092,529
 General Electric Capital
  5.00%; 06/15/07                                                       110,000                115,164
                                                          Principal

                                                          Amount                              Value

-------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
 John Deere Capital
                                                                     $                     $
  4.50%; 08/22/07                                                        95,000                 97,714
 Nisource Finance
  7.50%; 11/15/03                                                       330,000                322,542
 Textron Financial
  5.88%; 06/01/07                                                        75,000                 76,832
                                                                                             1,704,781
DIVERSIFIED MANUFACTURING OPERATIONS (0.09%)
 Cooper Industries /1/
  5.25%; 07/01/07                                                        80,000                 83,342
ELECTRIC-DISTRIBUTION (0.09%)
 Detroit Edison
  5.05%; 10/01/05                                                        75,000                 78,770
ELECTRIC-INTEGRATED (1.58%)
 Appalachian Power
  4.80%; 06/15/05                                                       110,000                107,030
 Commonwealth Edison
  6.40%; 10/15/05                                                       140,000                149,361
 Conectiv /1/
  5.30%; 06/01/05                                                        45,000                 45,634
 Dominion Resources
  7.82%; 09/15/14                                                       200,000                212,728
 Gulf Power
  4.69%; 08/01/03                                                       150,000                152,285
 Niagara Mohawk Power
  7.38%; 07/01/03                                                       181,463                187,016
 Oncor Electric Delivery /1/
  5.00%; 09/01/07                                                        95,000                 89,472
 Pepco Holdings /1/
  5.50%; 08/15/07                                                       105,000                105,786
 Progress Energy
  6.75%; 03/01/06                                                       140,000                143,811
 TECO Energy
  6.13%; 05/01/07                                                        40,000                 34,201
 Tennessee Valley Authority
  6.38%; 06/15/05                                                       150,000                165,183
                                                                                             1,392,507
ENERGY-ALTERNATE SOURCES (0.10%)
 MidAmerican Energy Holdings /1/
  4.63%; 10/01/07                                                        90,000                 88,929
FEDERAL & FEDERALLY SPONSORED CREDIT (3.02%)
 Federal Farm Credit Bank
  7.25%; 06/12/07                                                     2,000,000              2,344,204
 Student Loan Marketing Association
  5.00%; 06/30/04                                                       305,000                319,892
                                                                                             2,664,096
FIDUCIARY BANKS (0.20%)
 Bank of New York
  4.14%; 08/02/07                                                       100,000                103,064
  5.20%; 07/01/07                                                        70,000                 74,880
                                                                                               177,944
                                                          Principal

                                                          Amount                              Value

-------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
FINANCE-AUTO LOANS (2.39%)
 Ford Motor Credit
                                                                     $                     $
  5.75%; 02/23/04                                                     1,125,000              1,108,878
  7.75%; 11/15/02                                                       185,000                185,071
 General Motors Acceptance
  5.80%; 03/12/03                                                       275,000                276,301
  6.13%; 08/28/07                                                        85,000                 81,657
  6.75%; 01/15/06                                                       455,000                450,733
                                                                                             2,102,640
FINANCE-COMMERCIAL (1.10%)
 CIT Group
  7.38%; 04/02/07                                                       330,000                340,898
 Heller Financial
  6.00%; 03/19/04                                                       600,000                630,574
                                                                                               971,472
FINANCE-CONSUMER LOANS (1.14%)
 American General Finance
  5.88%; 07/14/06                                                       255,000                271,022
 Household Finance
  6.50%; 01/24/06                                                       495,000                446,467
 SLM
  5.63%; 04/10/07                                                        75,000                 81,032
 Washington Mutual Financial
  6.50%; 11/15/03                                                       200,000                208,508
                                                                                             1,007,029
FINANCE-CREDIT CARD (0.16%)
 Capital One Bank
  6.65%; 03/15/04                                                       155,000                142,902
FINANCE-INVESTMENT BANKER & BROKER (1.96%)
 Banque Paribas
  8.35%; 06/15/07                                                       140,000                168,787
 Bear Stearns
  6.50%; 05/01/06                                                       150,000                162,203
 Credit Suisse First Boston
  5.75%; 04/15/07                                                       190,000                197,351
 Goldman Sachs Group
  7.63%; 08/17/05                                                        75,000                 83,755
 Lehman Brothers Holdings
  6.25%; 05/15/06                                                       360,000                387,306
 Merrill Lynch
  6.00%; 11/15/04                                                       230,000                243,583
 Morgan Stanley Dean Witter
  7.75%; 06/15/05                                                       435,000                481,654
                                                                                             1,724,639
FINANCE-LEASING COMPANY (0.21%)
 Boeing Capital
  7.10%; 09/27/05                                                       170,000                182,811
FINANCE-MORTGAGE LOAN/BANKER (27.11%)
 Countrywide Home Loan
  6.85%; 06/15/04                                                       305,000                321,965
 Federal Home Loan Bank System
  4.88%; 11/15/06                                                     4,000,000              4,290,620
 Federal Home Loan Mortgage
  3.88%; 02/15/05                                                     3,350,000              3,483,511
  5.25%; 01/15/06                                                     4,475,000              4,842,402
                                                          Principal

                                                          Amount                              Value

-------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
FINANCE-MORTGAGE LOAN/BANKER (CONTINUED)
 Federal National Mortgage Association
                                                                     $                     $
  3.88%; 03/15/05                                                     3,350,000              3,489,390
  5.13%; 02/13/04                                                     3,805,000              3,976,351
  5.25%; 04/15/07                                                     3,200,000              3,485,606
                                                                                            23,889,845
FINANCE-OTHER SERVICES (0.77%)
 Caterpillar Financial Services
  4.69%; 04/25/05                                                        70,000                 72,610
 Mellon Funding
  4.88%; 06/15/07                                                        70,000                 73,717
 National Rural Utilities
  6.00%; 01/15/04                                                       140,000                144,967
 Pemex Finance
  6.13%; 11/15/03                                                       147,994                152,980
 Verizon Global Funding
  6.75%; 12/01/05                                                       220,000                235,460
                                                                                               679,734
FOOD-CANNED (0.18%)
 Campbell Soup
  5.50%; 03/15/07                                                       150,000                161,275
FOOD-MISCELLANEOUS/DIVERSIFIED (0.63%)
 Diageo
  7.13%; 09/15/04                                                       115,000                125,048
 General Mills
  5.13%; 02/15/07                                                        85,000                 89,266
 Kellogg
  6.00%; 04/01/06                                                        95,000                103,392
 Kraft Foods
  4.63%; 11/01/06                                                        60,000                 62,765
 Unilever Capital
  6.88%; 11/01/05                                                       155,000                173,538
                                                                                               554,009
FOOD-RETAIL (0.57%)
 Fred Meyer
  7.38%; 03/01/05                                                       150,000                163,150
 Safeway
  6.05%; 11/15/03                                                       330,000                341,550
                                                                                               504,700
HOME EQUITY SEQUENTIAL (0.77%)
 Residential Asset Securities
  4.99%; 02/25/27                                                       650,000                675,284
INDUSTRIAL GASES (0.09%)
 Praxair
  4.75%; 07/15/07                                                        75,000                 78,941
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.13%)
 AMVESCAP
  6.60%; 05/15/05                                                       105,000                113,259
LIFE & HEALTH INSURANCE (0.32%)
 Lincoln National
  5.25%; 06/15/07                                                       110,000                111,364
                                                          Principal

                                                          Amount                              Value

-------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
LIFE & HEALTH INSURANCE (CONTINUED)
 Torchmark
                                                                     $                     $
  6.25%; 12/15/06                                                       160,000                172,692
                                                                                               284,056
MEDICAL PRODUCTS (0.10%)
 Baxter International
  5.25%; 05/01/07                                                        80,000                 83,570
MEDICAL-DRUGS (0.10%)
 Wyeth
  7.90%; 02/15/05                                                        80,000                 87,222
MEDICAL-HMO (0.09%)
 Anthem
  4.88%; 08/01/05                                                        80,000                 81,939
MEDICAL-HOSPITALS (0.09%)
 Tenet Healthcare
  5.00%; 07/01/07                                                        75,000                 77,253
METAL-ALUMINUM (0.29%)
 Alcan
  6.25%; 11/01/08                                                        95,000                105,957
 Alcoa
  7.25%; 08/01/05                                                       135,000                150,836
                                                                                               256,793
MISCELLANEOUS INVESTING (0.40%)
 Camden Property Trust
  5.88%; 06/01/07                                                        70,000                 73,581
 Kimco Realty
  6.50%; 10/01/03                                                       100,000                103,850
 Mack-Cali Realty
  7.00%; 03/15/04                                                        70,000                 73,608
 New Plan Excel Realty Trust
  5.88%; 06/15/07                                                        25,000                 26,056
 Simon Property Group
  6.75%; 02/09/04                                                        70,000                 73,004
                                                                                               350,099
MONEY CENTER BANKS (0.99%)
 Bank of America
  4.75%; 10/15/06                                                       475,000                500,762
 JP Morgan Chase
  5.25%; 05/30/07                                                       175,000                183,789
  5.35%; 03/01/07                                                       180,000                189,475
                                                                                               874,026
MORTGAGE BACKED SECURITIES (10.37%)
 Bear Stearns Commercial Mortgage Securities
  3.97%; 11/11/35                                                       450,000                451,062
  7.64%; 02/15/32                                                       657,777                737,466
 Chase Commercial Mortgage Securities
  7.03%; 10/15/08                                                       406,941                451,690
  7.56%; 10/15/32                                                       500,000                582,797
 CS First Boston Mortgage Securities
  4.39%; 08/15/36                                                       435,300                450,782
  6.38%; 12/16/35                                                       100,000                111,073
 DLJ Commercial Mortgage
  6.14%; 10/15/06                                                       398,235                424,429
                                                          Principal

                                                          Amount                              Value

-------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
MORTGAGE BACKED SECURITIES (CONTINUED)
 DLJ Mortgage Acceptance /1/
                                                                     $                     $
  7.58%; 03/13/28                                                     1,000,000              1,052,859
 First Union Commercial Mortgage Securities
  7.38%; 04/18/29                                                       600,000                685,172
 GE Capital Commercial Mortgage
  3.35%; 08/11/36                                                       396,372                401,475
 GMAC Commercial Mortgage Securities
  6.57%; 09/15/33                                                       360,984                392,246
 JP Morgan Chase Commercial Mortgage Securities
  4.37%; 10/12/37                                                       400,000                408,359
  4.55%; 05/12/34                                                       646,407                672,993
 JP Morgan Commercial Mortgage Finance
  7.07%; 09/15/29                                                       539,879                582,330
 LB-UBS Commercial Mortgage Trust
  4.90%; 06/15/26                                                       370,000                389,372
 Lehman Large Loan
  6.79%; 06/12/04                                                       612,441                650,265
 Morgan Stanley Dean Witter Capital I
  4.57%; 12/18/32                                                       640,267                668,063
 Salomon Brothers Mortgage Securities
  6.78%; 01/20/28                                                        20,977                 20,977
                                                                                             9,133,410
MULTI-LINE INSURANCE (0.31%)
 Allstate
  7.88%; 05/01/05                                                        70,000                 77,521
 Hartford Financial Services Group
  4.70%; 09/01/07                                                       105,000                107,194
 Safeco
  7.88%; 03/15/03                                                        90,000                 91,591
                                                                                               276,306
MULTIMEDIA (0.64%)
 AOL Time Warner
  6.13%; 04/15/06                                                       165,000                163,194
 Gannett
  5.50%; 04/01/07                                                        70,000                 75,995
 Viacom
  7.75%; 06/01/05                                                       135,000                149,622
 Walt Disney
  7.30%; 02/08/05                                                       160,000                173,561
                                                                                               562,372
OIL COMPANY-EXPLORATION & PRODUCTION (0.50%)
 Anadarko Petroleum
  5.38%; 03/01/07                                                        75,000                 80,064
 Kerr-McGee
  5.38%; 04/15/05                                                        70,000                 73,653
 PennzEnergy
  10.25%; 11/02/05                                                      175,000                206,976
 Petroleos Mexicanos /1/
  6.50%; 02/01/05                                                        80,000                 82,800
                                                                                               443,493
OIL COMPANY-INTEGRATED (0.50%)
 Amerada Hess
  5.90%; 08/15/06                                                        80,000                 85,409
                                                          Principal

                                                          Amount                              Value

-------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
OIL COMPANY-INTEGRATED (CONTINUED)
 Conoco
                                                                     $                     $
  5.90%; 04/15/04                                                       200,000                210,264
 Marathon Oil
  5.38%; 06/01/07                                                        75,000                 78,948
 Phillips Petroleum
  8.50%; 05/25/05                                                        55,000                 62,607
                                                                                               437,228
OIL REFINING & MARKETING (0.08%)
 Valero Energy
  6.13%; 04/15/07                                                        70,000                 69,925
PAPER & RELATED PRODUCTS (0.50%)
 International Paper
  8.00%; 07/08/03                                                       310,000                321,384
 Weyerhaeuser
  5.50%; 03/15/05                                                       115,000                119,377
                                                                                               440,761
PIPELINES (0.54%)
 Duke Energy Field Services
  7.50%; 08/16/05                                                       150,000                151,905
 Kinder Morgan
  6.65%; 03/01/05                                                       150,000                156,879
 Kinder Morgan Energy Partners /1/
  5.35%; 08/15/07                                                       100,000                102,746
 Williams
  6.50%; 11/15/02                                                        70,000                 68,250
                                                                                               479,780
PROPERTY & CASUALTY INSURANCE (0.15%)
 St. Paul
  7.88%; 04/15/05                                                       125,000                135,760
PUBLISHING-NEWSPAPERS (0.09%)
 Thomson
  5.75%; 02/01/08                                                        75,000                 80,145
REAL ESTATE OPERATOR & DEVELOPER (0.38%)
 EOP Operating
  7.38%; 11/15/03                                                       325,000                338,470
REGIONAL AUTHORITY (0.54%)
 New Brunswick
  3.50%; 10/23/07                                                        40,000                 40,303
 Province of Ontario
  3.50%; 09/17/07                                                       165,000                165,855
 Province of Quebec
  5.50%; 04/11/06                                                       250,000                269,960
                                                                                               476,118
REGIONAL BANKS (2.40%)
 Bank One
  7.63%; 08/01/05                                                       330,000                370,924
 First Union
  7.55%; 08/18/05                                                       340,000                381,990
 FleetBoston Financial
  7.25%; 09/15/05                                                       150,000                161,563
 KeyCorp
  4.63%; 05/16/05                                                       110,000                114,155
                                                          Principal

                                                          Amount                              Value

-------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
REGIONAL BANKS (CONTINUED)
 Korea Development Bank
                                                                     $                     $
  7.13%; 04/22/04                                                       270,000                288,119
 PNC Funding
  5.75%; 08/01/06                                                       100,000                104,967
 SunTrust Banks
  5.05%; 07/01/07                                                        70,000                 74,619
 Wells Fargo
  5.90%; 05/21/06                                                       570,000                618,243
                                                                                             2,114,580
RETAIL-DISCOUNT (0.24%)
 Wal-Mart Stores
  6.55%; 08/10/04                                                       200,000                215,574
RETAIL-DRUG STORE (0.11%)
 CVS /1/
  3.88%; 11/01/07                                                       100,000                 99,842
RETAIL-MAJOR DEPARTMENT STORE (0.14%)
 Sears Roebuck
  6.25%; 01/15/04                                                       120,000                118,900
RETAIL-RESTAURANTS (0.08%)
 McDonald's
  5.38%; 04/30/07                                                        63,000                 67,973
SAVINGS & LOANS-THRIFTS (0.12%)
 Golden West Financial
  4.13%; 08/15/07                                                       100,000                102,107
SOVEREIGN (0.99%)
 Finland Government
  4.75%; 03/06/07                                                       150,000                162,319
 Italy Government
  4.38%; 10/25/06                                                       530,000                558,456
 Mexico Government
  8.50%; 02/01/06                                                       135,000                149,040
                                                                                               869,815
SPECIAL PURPOSE BANKS (0.54%)
 KFW International Finance
  3.75%; 10/01/04                                                       465,000                478,446
SUPRANATIONAL BANK (1.57%)
 Corp Andina de Fomento
  6.75%; 03/15/05                                                       165,000                172,276
 European Investment Bank
  4.63%; 03/01/07                                                       640,000                676,961
 Inter-American Development Bank
  6.50%; 10/20/04                                                       490,000                532,371
                                                                                             1,381,608
TELECOMMUNICATION SERVICES (0.17%)
 Citizens Communications
  6.38%; 08/15/04                                                       150,000                150,000
TELEPHONE-INTEGRATED (1.47%)
 AT&T
  5.63%; 03/15/04                                                       280,000                278,600
 BellSouth
  5.00%; 10/15/06                                                       150,000                158,883
                                                          Principal

                                                          Amount                              Value

-------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
TELEPHONE-INTEGRATED (CONTINUED)
 British Telecommunications
                                                                     $                     $
  7.88%; 12/15/05                                                       195,000                217,594
 COX Communications
  6.88%; 06/15/05                                                        55,000                 56,310
 France Telecom
  8.70%; 03/01/06                                                        75,000                 80,349
 SBC Communications
  5.75%; 05/02/06                                                       250,000                267,632
 Sprint Capital
  7.13%; 01/30/06                                                       275,000                236,061
                                                                                             1,295,429
TEXTILE-HOME FURNISHINGS (0.03%)
 Mohawk Industries
  6.50%; 04/15/07                                                        20,000                 21,864
TOBACCO (0.40%)
 Philip Morris
  7.50%; 04/01/04                                                       330,000                347,911
TOOLS-HAND HELD (0.11%)
 Stanley Works /1/
  3.50%; 11/01/07                                                       100,000                 99,772
TRANSPORT-RAIL (0.38%)
 Burlington Northern Santa Fe
  6.38%; 12/15/05                                                       230,000                253,123
 Union Pacific
  7.60%; 05/01/05                                                        75,000                 83,558
                                                                                               336,681
                                                                   TOTAL BONDS              77,756,984

                                                          Principal

     Type           Rate               Maturity           Amount                              Value

-------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) CERTIFICATES (4.11%)
                                                                     $                     $
FHLMC           5.00%         09/01/09                                  498,806                511,924
FHLMC           5.50%         12/01/08 - 04/01/09                     1,621,779              1,676,733
FHLMC           6.50%         04/01/09 - 04/01/15                       357,435                375,845
FHLMC           7.00%         12/01/22 - 03/01/28                       431,057                453,413
FHLMC           7.25%         12/01/07                                  126,288                132,333
FHLMC           7.50%         12/01/29                                  119,363                126,156
FHLMC           8.00%         12/01/11 - 10/01/22                       199,778                215,872
FHLMC           8.25%         01/01/12                                    9,406                 10,041
FHLMC           9.00%         09/01/09                                  106,727                113,736
                                                      TOTAL FHLMC CERTIFICATES               3,616,053





                                                          Principal

     Type           Rate               Maturity           Amount                              Value

-------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) CERTIFICATES (4.89%)
                                                                     $                     $
FNMA            5.50%         01/01/09 - 09/01/09                     2,762,276              2,851,510
FNMA            6.00%         07/01/28                                  506,714                523,034
FNMA            7.50%         10/01/29                                  437,337                462,727
FNMA            8.00%         10/01/06 - 05/01/27                       104,869                112,665
FNMA            8.50%         05/01/22                                  233,704                253,348
FNMA            9.00%         02/01/25                                   95,231                105,086
                                                       TOTAL FNMA CERTIFICATES               4,308,370

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) CERTIFICATES (0.10%)
GNMA II         8.00%         01/20/16                                   84,715                 91,555
                                                       TOTAL GNMA CERTIFICATES                  91,555

                                                          Principal

                                                          Amount                              Value

-------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (1.68%)
INVESTMENT COMPANIES (1.68%)
 Investment in Joint Trading Account;         Exxon
  Asset Management
                                                                     $                     $
  1.82%; 11/01/02                                                     1,475,753              1,475,753
                                                        TOTAL COMMERCIAL PAPER               1,475,753
                                                                                           -----------

                                          TOTAL PORTFOLIO INVESTMENTS (99.03%)              87,248,715
CASH, RECEIVABLES AND OTHER ASSETS, NET OF LIABILITIES (0.97%)                                 857,610
                                                    TOTAL NET ASSETS (100.00%)             $88,106,325
                                                                                           -------------

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                     PRINCIPAL LIMITED TERM BOND FUND, INC.

                                OCTOBER 31, 2002

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                     PRINCIPAL LIMITED TERM BOND FUND, INC.

                                OCTOBER 31, 2002

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                     PRINCIPAL LIMITED TERM BOND FUND, INC.

                                OCTOBER 31, 2002

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                     PRINCIPAL LIMITED TERM BOND FUND, INC.

                                OCTOBER 31, 2002

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                     PRINCIPAL LIMITED TERM BOND FUND, INC.

                                OCTOBER 31, 2002


/1 /Restricted Security - The fund held securities, which may require registration under the Securities Act of 1933, or an exemption therefrom, in order to effect their sale in the ordinary course of business. At the end of the period, restricted securities totaled $2,163,932 or 2.46% of net assets.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                      PRINCIPAL TAX-EXEMPT BOND FUND, INC.

                                OCTOBER 31, 2002

                                        Principal

                                        Amount                              Value

-------------------------------------------------------------------------------------------
TAX-EXEMPT BONDS (97.18%)
ALASKA (1.53%)
 Valdez, Alaska
  Amerada Hess
                                                   $                     $
  6.10%; 02/01/24                                   3,000,000              3,009,900
ARIZONA (1.08%)
 Arizona State University
  5.50%; 07/01/21                                   1,000,000              1,064,710
 Salt River Project
  5.25%; 01/01/18                                   1,000,000              1,070,710
                                                                           2,135,420
ARKANSAS (2.48%)
 Arkansas
  5.25%; 08/01/12                                   2,000,000              2,201,440
 Blytheville, Arkansas
  Nucor
  6.90%; 12/01/21                                   2,610,000              2,689,031
                                                                           4,890,471
CALIFORNIA (2.40%)
 California
  5.50%; 06/01/03                                   3,000,000              3,062,820
  5.50%; 02/01/12                                   1,500,000              1,672,440
                                                                           4,735,260
COLORADO (2.81%)
 Colorado Department of Transportation
  5.25%; 06/15/12                                   3,000,000              3,365,700
 Platte River Power Authority
  5.38%; 06/01/17                                   2,000,000              2,165,700
                                                                           5,531,400
CONNECTICUT (1.81%)
 Connecticut
  5.38%; 04/15/14                                   2,000,000              2,238,100
 University Of Connecticut
  5.38%; 04/01/17                                   1,220,000              1,328,519
                                                                           3,566,619
FLORIDA (7.75%)
 Florida Municipal Power
  5.50%; 10/01/16                                   2,930,000              3,243,745
 Florida State Board of Education
  5.50%; 06/01/14                                   3,000,000              3,388,530
 Orange County, Florida
  5.50%; 10/01/32                                   3,000,000              3,159,780
 Orlando Utilities Commission
  5.25%; 10/01/16                                   3,125,000              3,388,406
 Sunrise, Florida Utilities
  5.20%; 10/01/22                                   2,000,000              2,085,980
                                                                          15,266,441
GEORGIA (3.61%)
 Fulco, Georgia
  St. Joseph's Hospital
  5.50%; 10/01/14                                   2,000,000              2,165,080
 Georgia
  5.25%; 07/01/13                                   2,600,000              2,888,210
                                        Principal

                                        Amount                              Value

-------------------------------------------------------------------------------------------
TAX-EXEMPT BONDS (CONTINUED)
GEORGIA (CONTINUED)
 Georgia (continued)
                                                   $                     $
  5.75%; 07/01/03                                   2,000,000              2,054,780
                                                                           7,108,070
ILLINOIS (11.90%)
 Chicago
  5.25%; 01/01/14                                   1,000,000              1,098,260
 Chicago Midway Airport
  5.50%; 01/01/11                                   1,500,000              1,644,180
 Chicago Park District
  5.50%; 01/01/18                                   2,000,000              2,153,980
 Du Page & Cook Counties
  5.50%; 01/01/19                                   2,855,000              3,162,883
 Illinois
  5.00%; 03/01/14                                   2,000,000              2,122,920
  5.25%; 04/01/08                                   2,000,000              2,214,740
  5.38%; 10/01/14                                   2,160,000              2,426,177
 Illinois Health Facility
  Advocate Health
  5.25%; 08/15/18                                     320,000                360,678
  7.00%; 02/15/09                                     305,000                348,649
  7.00%; 02/15/18                                     720,000                896,119
 Illinois Health Facility
  Northwestern Memorial Hospital
  6.10%; 08/15/14                                   1,000,000              1,069,600
 Illinois Sales Tax
  6.00%; 06/15/23                                   3,000,000              3,480,750
 Metropolitan Pier & Exposition
  Authority
  5.50%; 06/15/23                                     750,000                791,325
 Springfield
  5.50%; 03/01/15                                   1,500,000              1,656,465
                                                                          23,426,726
INDIANA (6.05%)
 Indiana Bank
  5.38%; 02/01/17                                   3,000,000              3,273,810
 Indiana Health Facility
  Clarion Health Partners
  5.38%; 02/15/09                                   2,020,000              2,168,066
 Indianapolis Public Improvement
  5.50%; 01/01/16                                   3,000,000              3,297,060
 Lawrenceburg, Indiana
  Indiana Michigan Power
  5.90%; 11/01/19                                   2,000,000              1,960,100
 Warrick County, Indiana
  Southern Indiana Gas & Electric
  6.00%; 05/01/23                                   1,190,000              1,218,489
                                                                          11,917,525
IOWA (0.52%)
 Eddyville, Iowa
  Cargill
  5.63%; 12/01/13                                   1,000,000              1,031,800
KENTUCKY (1.70%)
 Kentucky Property & Buildings
  Commission
  5.38%; 02/01/18                                   1,000,000              1,069,440
                                        Principal

                                        Amount                              Value

-------------------------------------------------------------------------------------------
TAX-EXEMPT BONDS (CONTINUED)
KENTUCKY (CONTINUED)
 Kentucky Turnpike Authority
                                                   $                     $
  5.50%; 07/01/12                                   2,000,000              2,276,280
                                                                           3,345,720
MAINE (0.87%)
 Maine Governmental Facilities
  Authority
  5.38%; 10/01/17                                   1,600,000              1,722,528
MASSACHUSETTS (2.86%)
 Massachusetts
  5.25%; 01/01/08                                   2,000,000              2,207,760
  5.50%; 03/01/15                                   3,000,000              3,420,210
                                                                           5,627,970
MICHIGAN (3.57%)
 Michigan
  5.25%; 05/15/22                                     500,000                515,505
  5.50%; 12/01/14                                   2,000,000              2,291,380
 Michigan
  Drinking Water State Revolving Fund
  5.00%; 10/01/23                                   1,165,000              1,177,664
 Michigan State Trunk Line
  5.25%; 10/01/21                                   1,000,000              1,038,330
 Michigan Strategic Fund
  Detroit Edison
  5.45%; 09/01/29                                   2,000,000              2,006,800
                                                                           7,029,679
MINNESOTA (1.12%)
 Minnesota
  5.00%; 10/01/07                                   2,000,000              2,207,520
MISSISSIPPI (1.15%)
 Mississippi
  5.50%; 09/01/10                                   2,000,000              2,272,320
MISSOURI (0.87%)
 Missouri State Health & Educational
  Facilities Authority
  5.50%; 06/15/16                                   1,500,000              1,703,985
NEVADA (2.73%)
 Nevada
  5.25%; 09/15/27                                   2,000,000              2,029,280
  5.38%; 10/01/14                                   3,000,000              3,340,050
                                                                           5,369,330
NEW HAMPSHIRE (1.07%)
 New Hampshire Health & Education
  Facilities Authority
  5.50%; 08/01/27                                   2,000,000              2,102,580
NEW JERSEY (1.70%)
 New Jersey
  5.25%; 07/01/13                                   3,000,000              3,353,280
NEW YORK (2.83%)
 New York State Environmental
  Facilities
  5.25%; 06/15/17                                   2,000,000              2,154,860
                                        Principal

                                        Amount                              Value

-------------------------------------------------------------------------------------------
TAX-EXEMPT BONDS (CONTINUED)
NEW YORK (CONTINUED)
 New York State Thruway Authority
                                                   $                     $
  5.50%; 04/01/12                                   3,000,000              3,415,740
                                                                           5,570,600
NORTH CAROLINA (1.07%)
 North Carolina
  5.00%; 03/01/18                                   2,000,000              2,109,240
OHIO (2.28%)
 Ohio
  5.50%; 02/01/05                                   2,000,000              2,154,840
 Summit County, Ohio                               10,000,000
  5.50%; 12/01/13                                   1,000,000              1,143,800
  5.50%; 12/01/14                                   1,045,000              1,191,843
                                                                           4,490,483
OKLAHOMA (3.25%)
 Grand River Dam Authority
  5.00%; 06/01/12                                   3,500,000              3,843,455
 Tulsa Industrial Authority
  St. John Medical Center
  6.25%; 02/15/14                                   1,280,000              1,438,131
  6.25%; 02/15/17                                   1,000,000              1,123,540
                                                                           6,405,126
PENNSYLVANIA (2.35%)
 Pennsylvania
  5.50%; 05/01/17                                   3,000,000              3,283,260
 Pennsylvania Industrial Development
  Authority
  5.50%; 07/01/21                                   1,250,000              1,335,212
                                                                           4,618,472
RHODE ISLAND (1.59%)
 Rhode Island
  5.50%; 08/01/11                                   1,000,000              1,139,050
 Rhode Island Convention Center
  Authority
  1.80%; 05/15/27                                   2,000,000              2,000,000
                                                                           3,139,050
SOUTH CAROLINA (3.53%)
 Greenville Hospital
  5.50%; 05/01/16                                   1,500,000              1,524,105
 South Carolina
  5.25%; 04/01/05                                   2,000,000              2,152,560
 South Carolina Public Service                     10,000,000
  5.38%; 01/01/16                                   3,000,000              3,272,880
                                                                           6,949,545
TENNESSEE (1.40%)
 Louden County, Tennessee
  Kimberly Clark
  6.20%; 02/01/23                                   2,700,000              2,761,911
TEXAS (9.63%)
 Brazos River Authority
  Houston Industries
  5.13%; 05/01/19                                   2,000,000              2,085,300
 Guadalupe-Blanco River Authority
  E.I. Dupont De Nemours
  6.35%; 07/01/22                                   2,500,000              2,599,700
                                        Principal

                                        Amount                              Value

-------------------------------------------------------------------------------------------
TAX-EXEMPT BONDS (CONTINUED)
TEXAS (CONTINUED)
 Harris County, Texas
                                                   $                     $
  5.50%; 08/15/20                                   2,000,000              2,135,560
 Houston, Texas Water & Sewer
  5.75%; 12/01/32                                   2,135,000              2,426,278
 Lower Colorado River Authority
  5.38%; 05/15/20                                   3,000,000              3,145,320
 San Antonio
  5.50%; 05/15/17                                   2,090,000              2,274,275
 Texas Technical University
  5.50%; 08/15/12                                   2,000,000              2,265,560
 University of Texas
  5.25%; 07/01/17                                   1,905,000              2,025,949
                                                                          18,957,942
UTAH (1.72%)
 Utah
  5.38%; 07/01/11                                   3,000,000              3,390,900
WASHINGTON (3.79%)
 Central Puget Sound, Washington
  5.25%; 02/01/17                                   1,000,000              1,095,890
 Clark County, Washington
  5.25%; 12/01/15                                   1,000,000              1,106,960
 Washington
  5.00%; 07/01/21                                   3,000,000              3,034,200
  5.50%; 01/01/11                                   2,000,000              2,226,040
                                                                           7,463,090
WEST VIRGINIA (3.62%)
 Marshall County, West Virginia
  Ohio Power
  5.90%; 04/01/22                                   3,500,000              3,612,140
 Pleasants County, West Virginia
  Potomac Edison
  6.15%; 05/01/15                                   2,000,000              2,210,180
 West Virginia
  5.20%; 11/01/26                                   1,250,000              1,302,137
                                                                           7,124,457
WISCONSIN (0.54%)
 Wisconsin Health & Educational
  Facilities
  Franciscan Skemp Medical Center
  6.13%; 11/15/15                                   1,000,000              1,058,430
                                      TOTAL TAX-EXEMPT BONDS             191,393,790


See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                      PRINCIPAL TAX-EXEMPT BOND FUND, INC.

                                OCTOBER 31, 2002

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                      PRINCIPAL TAX-EXEMPT BOND FUND, INC.

                                OCTOBER 31, 2002


                                        Shares
                                        Held                        Value
-----------------------------------------------------------------------------------
OTHER (1.39%)
 Municipal Fund for Temporary
  Investment-Blackrock Institutional
  Funds                                      2,335,000            $2,335,000
 Municipal Fund for Temporary
  Investment-Merrill Lynch                     400,000               400,000
                                          TOTAL OTHER              2,735,000
                                                                  ----------


           TOTAL PORTFOLIO INVESTMENTS (98.57%)             194,128,790
CASH, RECEIVABLES AND OTHER ASSETS, NET OF
 LIABILITIES (1.43%)                                        2,819,620
                     TOTAL NET ASSETS (100.00%)             $196,948,410
                                                            --------------

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                                  INCOME FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

 -------------------------------------------------------------------------------

                            2002       2001       2000       1999        1998
                            ----       ----       ----       ----        ----
PRINCIPAL BOND FUND, INC.
-------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $11.11     $10.25     $10.66     $11.59      $11.44
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.51       0.61       0.72       0.70        0.71
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments /(a)/...     (0.11)      0.88      (0.40)     (0.91)       0.16
                           -----       ----      -----      -----        ----
 Total From Investment
            Operations      0.40       1.49       0.32      (0.21)       0.87
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.54)     (0.63)     (0.73)     (0.69)      (0.72)
 Distributions from
  Realized Gains......        --         --         --      (0.03)         --
   ----                                                     -----
   Total Dividends and
         Distributions     (0.54)     (0.63)     (0.73)     (0.72)      (0.72)
                           -----      -----      -----      -----       -----
Net Asset Value, End
 of Period............    $10.97     $11.11     $10.25     $10.66      $11.59
                          ======     ======     ======     ======      ======
Total Return /(b)/ ...      3.83%     14.96%      3.23%     (1.92)%      7.76%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $186,723   $143,818   $124,630   $145,975    $148,081
 Ratio of Expenses to
  Average Net Assets..      1.06%      1.05%      1.06%      1.04%       0.95%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...        --         --         --         --        1.04%
 Ratio of Net
  Investment Income to
  Average Net Assets
  /(a)/ ..............      4.73%      5.67%      6.96%      6.25%       6.19%
 Portfolio Turnover
  Rate................      78.9%     152.0%      60.7%      48.9%       15.2%

                            2002       2001       2000       1999        1998
                            ----       ----       ----       ----        ----
PRINCIPAL BOND FUND, INC.
-------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $11.11     $10.24     $10.65     $11.58      $11.42
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(d)/ ..............      0.43       0.54       0.64       0.61        0.63
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments /(d)/...     (0.11)      0.88      (0.39)     (0.91)       0.16
                           -----       ----      -----      -----        ----
 Total From Investment
            Operations      0.32       1.42       0.25      (0.30)       0.79
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.46)     (0.55)     (0.66)     (0.60)      (0.63)
 Distributions from
  Realized Gains......        --         --         --      (0.03)         --
   ----                                                     -----
   Total Dividends and
         Distributions     (0.46)     (0.55)     (0.66)     (0.63)      (0.63)
                           -----      -----      -----      -----       -----
Net Asset Value, End
 of Period............    $10.97     $11.11     $10.24     $10.65      $11.58
                          ======     ======     ======     ======      ======
Total Return /(b)/ ...      3.07%     14.23%      2.45%     (2.68)%      7.04%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $34,190    $26,348    $22,577    $25,451     $22,466
 Ratio of Expenses to
  Average Net Assets..      1.83%      1.68%      1.85%      1.79%       1.67%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...        --         --         --         --        1.81%
 Ratio of Net
  Investment Income to
  Average Net Assets
  /(d)/ ..............      3.95%      5.04%      6.16%      5.50%       5.45%
 Portfolio Turnover
  Rate................      78.9%     152.0%      60.7%      48.9%       15.2%



/(a) /Effective November 1, 2001, the fund adopted the provisions of the Guide
  (see Notes to Financial Statements). The effect of this change for the year ended October 31, 2002 for Class A was to decrease net investment income by $.03 per share, increase net realized and unrealized gain (loss) on investments by $.03 per share, and decrease the ratio of net investment income to average net assets by .30%. Financial highlights for prior periods have not been restated to reflect this change in accounting policy.
/(b) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(c) /Expense ratio without the Manager's voluntary waiver of certain expenses.
  The waiver ceased on October 31, 1998.
/(d) /Effective November 1, 2001, the fund adopted the provisions of the Guide
  (see Notes to Financial Statements). The effect of this change for the year ended October 31, 2002 for Class B was to decrease net investment income by $.03 per share, increase net realized and unrealized gain (loss) on investments by $.03 per share, and decrease the ratio of net investment income to average net assets by .30%. Financial highlights for prior periods have not been restated to reflect this change in accounting policy.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                                  INCOME FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

 -------------------------------------------------------------------------------

                            2002       2001       2000       1999       1998
                            ----       ----       ----       ----       ----
PRINCIPAL GOVERNMENT SECURITIES INCOME FUND, INC.
-------------------------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $11.77     $11.18     $11.10     $11.63     $11.51
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.60       0.65       0.68       0.69       0.70
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.01       0.61       0.07      (0.52)      0.12
                            ----       ----       ----      -----       ----
 Total From Investment
            Operations      0.61       1.26       0.75       0.17       0.82
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.64)     (0.67)     (0.67)     (0.70)     (0.70)
                           -----      -----      -----      -----      -----
   Total Dividends and
         Distributions     (0.64)     (0.67)     (0.67)     (0.70)     (0.70)
                           -----      -----      -----      -----      -----
Net Asset Value, End
 of Period............    $11.74     $11.77     $11.18     $11.10     $11.63
                          ======     ======     ======     ======     ======
Total Return /(a)/ ...      5.41%     11.64%      7.09%      1.47%      7.38%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $310,506   $243,876   $213,114   $237,811   $251,455
 Ratio of Expenses to
  Average Net Assets..      0.90%      0.90%      0.94%      0.89%      0.86%
 Ratio of Net
  Investment Income to
  Average Net Assets..      5.11%      5.68%      6.14%      6.04%      6.07%
 Portfolio Turnover
  Rate................      36.5%      51.9%       6.9%      19.4%      17.1%

                            2002       2001       2000       1999       1998
                            ----       ----       ----       ----       ----
PRINCIPAL GOVERNMENT SECURITIES INCOME FUND, INC.
-------------------------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $11.71     $11.13     $11.05     $11.60     $11.50
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.52       0.58       0.58       0.61       0.62
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.01)      0.59       0.09      (0.54)      0.12
                           -----       ----       ----      -----       ----
 Total From Investment
            Operations      0.51       1.17       0.67       0.07       0.74
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.55)     (0.59)     (0.59)     (0.62)     (0.64)
                           -----      -----      -----      -----      -----
   Total Dividends and
         Distributions     (0.55)     (0.59)     (0.59)     (0.62)     (0.64)
                           -----      -----      -----      -----      -----
Net Asset Value, End
 of Period............    $11.67     $11.71     $11.13     $11.05     $11.60
                          ======     ======     ======     ======     ======
Total Return /(a)/ ...      4.54%     10.82%      6.32%      0.65%      6.60%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $52,839    $36,303    $27,395    $29,751    $24,370
 Ratio of Expenses to
  Average Net Assets..      1.71%      1.59%      1.75%      1.63%      1.57%
 Ratio of Net
  Investment Income to
  Average Net Assets..      4.30%      4.98%      5.33%      5.30%      5.43%
 Portfolio Turnover
  Rate................      36.5%      51.9%       6.9%      19.4%      17.1%



/(a) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                                  INCOME FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

 -------------------------------------------------------------------------------

                           2002      2001      2000      1999      1998
                           ----      ----      ----      ----      ----
PRINCIPAL LIMITED TERM BOND FUND, INC.
--------------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $9.98     $9.50     $9.54     $9.93     $9.88
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.43      0.56      0.59      0.57      0.57
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments /(a)/...    (0.08)     0.49     (0.05)    (0.39)     0.06
                          -----      ----     -----     -----      ----
 Total From Investment
            Operations     0.35      1.05      0.54      0.18      0.63
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.47)    (0.57)    (0.58)    (0.57)    (0.58)
                          -----     -----     -----     -----     -----
   Total Dividends and
         Distributions    (0.47)    (0.57)    (0.58)    (0.57)    (0.58)
                          -----     -----     -----     -----     -----
Net Asset Value, End
 of Period............    $9.86     $9.98     $9.50     $9.54     $9.93
                          =====     =====     =====     =====     =====
Total Return /(b)/ ...     3.70%    11.36%     5.94%     1.83%     6.57%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $74,719   $37,942   $25,183   $27,096   $27,632
 Ratio of Expenses to
  Average Net Assets..     0.94%     1.01%     0.99%     1.00%     0.82%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...       --        --      1.20%     1.14%     1.13%
 Ratio of Net
  Investment Income to
  Average Net Assets
  /(a)/ ..............     4.07%     5.69%     6.16%     5.76%     5.86%
 Portfolio Turnover
  Rate................     97.6%     65.7%     31.5%     20.9%     23.8%

                           2002      2001      2000      1999      1998
                           ----      ----      ----      ----      ----
PRINCIPAL LIMITED TERM BOND FUND, INC.
--------------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..   $10.11     $9.60     $9.60     $9.98     $9.90
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(d)/ ..............     0.37      0.49      0.55      0.52      0.54
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments /(d)/...    (0.06)     0.53     (0.02)    (0.39)     0.06
                          -----      ----     -----     -----      ----
 Total From Investment
            Operations     0.31      1.02      0.53      0.13      0.60
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.42)    (0.51)    (0.53)    (0.51)    (0.52)
                          -----     -----     -----     -----     -----
   Total Dividends and
         Distributions    (0.42)    (0.51)    (0.53)    (0.51)    (0.52)
                          -----     -----     -----     -----     -----
Net Asset Value, End
 of Period............   $10.00    $10.11     $9.60     $9.60     $9.98
                         ======    ======     =====     =====     =====
Total Return /(b)/ ...     3.25%    10.84%     5.69%     1.29%     6.24%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $13,387    $6,970    $3,291    $2,696    $1,705
 Ratio of Expenses to
  Average Net Assets..     1.39%     1.50%     1.34%     1.35%     1.22%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...       --        --      1.93%     1.92%     2.36%
 Ratio of Net
  Investment Income to
  Average Net Assets
  /(d)/ ..............     3.61%     5.17%     5.81%     5.41%     5.44%
 Portfolio Turnover
  Rate................     97.6%     65.7%     31.5%     20.9%     23.8%



/(a) /Effective November 1, 2001, the fund adopted the provisions of the Guide
  (see Notes to Financial Statements). The effect of this change for the year ended October 31, 2002 for Class A was to decrease net investment income by $.07 per share, increase net realized and unrealized gain (loss) on investments by $.07 per share, and decrease the ratio of net investment income to average net assets by 1.81%. Financial highlights for prior periods have not been restated to reflect this change in accounting policy.
/(b) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(c) /Expense ratio without the Manager's voluntary waiver of certain expenses.
   The waiver ceased on November 1, 2000.
/(d) /Effective November 1, 2001, the fund adopted the provisions of the Guide
  (see Notes to Financial Statements). The effect of this change for the year ended October 31, 2002 for Class B was to decrease net investment income by $.07 per share, increase net realized and unrealized gain (loss) on investments by $.07 per share, and decrease the ratio of net investment income to average net assets by 1.86%. Financial highlights for prior periods have not been restated to reflect this change in accounting policy.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                                  INCOME FUNDS

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

 -------------------------------------------------------------------------------

                            2002       2001       2000       1999        1998
                            ----       ----       ----       ----        ----
PRINCIPAL TAX-EXEMPT BOND FUND, INC.
------------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $12.10     $11.65     $11.69     $12.59      $12.38
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.48       0.54       0.59       0.60        0.60
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments /(a)/...      0.18       0.51       0.06      (0.90)       0.22
                            ----       ----       ----      -----        ----
 Total From Investment
            Operations      0.66       1.05       0.65      (0.30)       0.82
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.47)     (0.55)     (0.58)     (0.59)      (0.61)
 Distributions from
  Realized Gains......        --      (0.05)     (0.11)     (0.01)         --
   ----                               -----      -----      -----
   Total Dividends and
         Distributions     (0.47)     (0.60)     (0.69)     (0.60)      (0.61)
                           -----      -----      -----      -----       -----
Net Asset Value, End
 of Period............    $12.29     $12.10     $11.65     $11.69      $12.59
                          ======     ======     ======     ======      ======
Total Return /(b)/ ...      5.64%      9.28%      5.81%     (2.51)%      6.76%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $183,100   $167,016   $163,846   $186,973    $204,865
 Ratio of Expenses to
  Average Net Assets..      0.77%      0.82%      0.88%      0.80%       0.83%
 Ratio of Net
  Investment Income to
  Average Net Assets
  /(a)/ ..............      4.02%      4.59%      5.12%      4.84%       4.83%
 Portfolio Turnover
  Rate................      60.0%      51.8%       7.6%      15.6%        6.6%

                            2002       2001       2000       1999        1998
                            ----       ----       ----       ----        ----
PRINCIPAL TAX-EXEMPT BOND FUND, INC.
------------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $12.16     $11.71     $11.70     $12.59      $12.39
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(c)/ ..............      0.38       0.48       0.57       0.53        0.53
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments /(c)/...      0.17       0.51       0.07      (0.89)       0.20
                            ----       ----       ----      -----        ----
 Total From Investment
            Operations      0.55       0.99       0.64      (0.36)       0.73
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.39)     (0.49)     (0.52)     (0.52)      (0.53)
 Distributions from
  Realized Gains......        --      (0.05)     (0.11)     (0.01)         --
   ----                               -----      -----      -----
   Total Dividends and
         Distributions     (0.39)     (0.54)     (0.63)     (0.53)      (0.53)
                           -----      -----      -----      -----       -----
Net Asset Value, End
 of Period............    $12.32     $12.16     $11.71     $11.70      $12.59
                          ======     ======     ======     ======      ======
Total Return /(b)/ ...      4.67%      8.70%      5.69%     (3.01)%      6.01%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $13,848    $12,122    $10,744    $11,480     $11,419
 Ratio of Expenses to
  Average Net Assets..      1.60%      1.33%      1.37%      1.32%       1.43%
 Ratio of Net
  Investment Income to
  Average Net Assets
  /(c)/ ..............      3.19%      4.07%      4.60%      4.32%       4.22%
 Portfolio Turnover
  Rate................      60.0%      51.8%       7.6%      15.6%        6.6%




/(a) /Effective November 1, 2001, the fund adopted the provisions of the Guide
  (see Notes to Financial Statements). There was no effect to the Class A per share net investment income or net realized and unrealized gain (loss) on investments for the year ended October 31, 2002. The ratio of net investment income to average net assets increased by .06%. Financial highlights for prior periods have not been restated to reflect this change in accounting policy.
/(b) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(c) /Effective November 1, 2001, the fund adopted the provisions of the Guide
  (see Notes to Financial Statements). There was no effect to the Class B per share net investment income or net realized and unrealized gain (loss) on investments for the year ended October 31, 2002. The ratio of net investment income to average net assets increased by .06%. Financial highlights for prior periods have not been restated to reflect this change in accounting policy.
See accompanying notes.

                      STATEMENT OF ASSETS AND LIABILITIES
                             PRINCIPAL MUTUAL FUNDS
                               MONEY MARKET FUND
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------

                                                                  PRINCIPAL
                                                               CASH MANAGEMENT
                                                                 FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST ..........................   $  407,355,368
                                                               ==============
ASSETS
Investment in securities--at value..........................   $  407,355,368
Cash........................................................           10,844
Receivables:
 Capital Shares sold........................................              276
 Dividends and interest.....................................          468,165
Other assets................................................           26,323
                                                               --------------
                                                Total Assets      407,860,976
LIABILITIES
Accrued expenses............................................          241,627
Payables:
 Capital Shares reacquired..................................        1,517,903
                                                               --------------
                                           Total Liabilities        1,759,530
                                                               --------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES ................   $  406,101,446
                                                               ==============

NET ASSETS CONSIST OF:
Capital Shares and additional paid-in-capital...............   $  406,101,446
                                                               --------------
                                            Total Net Assets   $  406,101,446
                                                               ==============
CAPITAL STOCK (PAR VALUE: $.01 A SHARE):
Shares authorized...........................................    2,000,000,000
NET ASSET VALUE PER SHARE:
Class A: Net Assets.........................................   $  397,386,627
  Shares issued and outstanding.............................      397,386,627
  Net asset value per share.................................   $        1.000
                                                               ==============

Class B: Net Assets.........................................   $    8,714,819
  Shares issued and outstanding.............................        8,714,819
  Net asset value per share /(a)/ ..........................   $        1.000
                                                               ==============



/(a) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                            STATEMENT OF OPERATIONS
                             PRINCIPAL MUTUAL FUNDS
                               MONEY MARKET FUND
                          YEAR ENDED OCTOBER 31, 2002
 -------------------------------------------------------------------------------

                                                                  PRINCIPAL
                                                               CASH MANAGEMENT
                                                                 FUND, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Interest...................................................     $9,032,203
Expenses:
 Management and investment advisory fees....................      1,805,341
 Distribution fees - Class B................................         26,020
 Distribution fees - Class C /(a)/ .........................          1,062
 Distribution fees - Class R /(b)/ .........................          7,371
 Registration fees - Class A................................         19,239
 Registration fees - Class B................................         11,308
 Registration fees - Class C /(a)/ .........................          7,129
 Registration fees - Class R /(b)/ .........................          5,146
 Shareholder reports -  Class A.............................         23,168
 Shareholder reports -  Class B.............................            600
 Shareholder reports -  Class R /(b)/ ......................            663
 Transfer and administrative fees - Class A.................        492,133
 Transfer and administrative fees - Class B.................         10,527
 Transfer and administrative fees - Class R /(b)/ ..........          4,183
 Auditing and legal fees....................................         10,384
 Custodian fees.............................................         12,685
 Directors' fees............................................         23,838
 Registration fees..........................................         31,204
 Transfer and administrative fees...........................        660,714
 Other expenses.............................................         25,519
                                                                 ----------
                                        Total Gross Expenses      3,178,234
 Less: Fees waived - Class C /(a)/ .........................          6,979
                                                                 ----------
                                          Total Net Expenses      3,171,255
                                                                 ----------
                      Net Investment Income (Operating Loss)     $5,860,948
                                                                 ==========



/(a) /Period from November 1, 2001 through January 31, 2002 (discontinuation of class).
/(b) /Period from November 1, 2001 through December 28, 2001 (discontinuation of class).
See accompanying notes.

                       STATEMENT OF CHANGES IN NET ASSETS
                             PRINCIPAL MUTUAL FUNDS
                               MONEY MARKET FUND
                             YEARS ENDED OCTOBER 31
 -------------------------------------------------------------------------------

                                                        PRINCIPAL
                                                     CASH MANAGEMENT
                                                       FUND, INC.
-------------------------------------------------------------------------------
                                                  YEAR               YEAR
                                                  ENDED             ENDED
                                               OCTOBER 31,       OCTOBER 31,
                                                  2002               2001
                                            -----------------  ----------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss)....  $   5,860,948       $  18,350,972
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment income:
 Class A..................................     (5,755,124)        (17,424,534)
 Class B..................................        (61,584)           (210,255)
 Class C..................................         (1,043)/(a)/        (9,961)
 Class R..................................        (43,197)/(b)/      (706,222)
                                            -------------       -------------
         Total Dividends and Distributions     (5,860,948)        (18,350,972)
CAPITAL SHARE TRANSACTIONS
Shares sold:
 Class A..................................    736,479,913         783,261,683
 Class B..................................      7,267,116           6,876,327
 Class C..................................     1,054,984/(a)/         211,916
 Class R..................................       531,583/(b)/      14,826,327
Shares issued in reinvestment of dividends
 and distributions:
 Class A..................................      5,468,029          16,548,963
 Class B..................................         58,982             193,323
 Class C..................................           560/(a)/           7,109
 Class R..................................        42,920/(b)/         691,265
Shares redeemed:
 Class A..................................   (756,970,073)       (777,556,087)
 Class B..................................     (5,266,501)         (5,732,540)
 Class C..................................     (1,459,373)/(a)/      (373,404)
 Class R..................................    (18,809,442)/(b)/   (14,063,863)
                                            -------------       -------------
Net Increase (Decrease) in Net Assets from
                Capital Share Transactions    (31,601,302)         24,891,019
                                            -------------       -------------
                 Total Increase (Decrease)    (31,601,302)         24,891,019
NET ASSETS
Beginning of period.......................    437,702,748         412,811,729
                                            -------------       -------------
End of period.............................  $ 406,101,446       $ 437,702,748
                                            =============       =============



/(a) /Period from November 1, 2001 through January 31, 2002 (discontinuation of class).
/(b) /Period from November 1, 2001 through December 28, 2001 (discontinuation of class).
See accompanying notes.

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                               MONEY MARKET FUND
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------

1. ORGANIZATION

Principal Cash Management Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company and operates in the mutual fund industry.

The Fund offers both Class A shares and Class B shares to the public. Shares of the Fund are sold at net asset value; no sales charge applies to purchases of the Fund. Certain purchases of Class A shares of the Fund may be subject to a contingent deferred sales charge ("CDSC") if redeemed within eighteen months of purchase. Class B shares are sold without an initial sales charge, but bear higher ongoing distribution fees and are subject to a declining CDSC on certain redemptions made within six years of purchase. Class B shares automatically convert into Class A shares, based on relative net asset value (without a sales charge), seven years after purchase. Both classes of shares in the Fund represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by the Fund's Board of Directors. In addition, the Board of Directors declares separate dividends on each class of shares.

The Fund discontinued Class C shares and Class R shares, effective January 31, 2002 and December 28, 2001, respectively. All outstanding Class C shares and Class R shares were exchanged into Class A shares on the respective effective dates.


2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:



SECURITY VALUATION . The Fund values its securities at amortized cost, which approximates market. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the Fund.



INCOME AND INVESTMENT TRANSACTIONS. . The Fund records investment transactions on a trade date basis. The identified cost basis has been used in determining the net realized gain or loss from investment transactions. Interest income is recognized on an accrual basis. The Fund allocates daily all income and realized gains or losses to each class of shares based upon the relative proportion of the number of settled shares outstanding of each class.

The Fund's investments are with various issuers in various industries. The schedule of investments contained herein summarizes concentration of credit risk by issuer and industry.



EXPENSES . The Fund allocates daily all expenses (other than class-specific expenses) to each class of shares based upon the relative proportion of the number of settled shares outstanding of each class. Class-specific expenses charged to each class during the year ended October 31, 2002, are included separately in the statement of operations.



DISTRIBUTIONS TO SHAREHOLDERS . The Fund declares all net investment income and any net realized gains and losses from investment transactions as dividends daily to settled shares of record as of that day. Dividends from net investment income and net realized gain from investments are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States.



FEDERAL INCOME TAXES . No provision for federal income taxes is considered necessary because the Fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.



OTHER . The Financial Accounting Standards Board recently approved the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). Effective November 1, 2001, the Fund has adopted the provisions of the Guide. In accordance with the Guide, the Fund will accrete/amortize all discounts and premiums on securities purchased over the lives of the respective securities. The effect of this accounting change had no impact on the Fund.

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                               MONEY MARKET FUND
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------
3. OPERATING POLICIES



JOINT TRADING ACCOUNT . The Fund may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading account. The order permits the Fund's cash balance to be deposited into a single joint account along with the cash of other registered investment companies managed by Principal Management Corporation (the "Manager"). These balances may be invested in one or more short-term instruments.



LINE OF CREDIT . The Fund participates with other funds managed by Principal Management Corporation in an unsecured joint line of credit with two banks which allow the participants to borrow up to $75 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the Fed Funds Rate plus .50%. Additionally, a commitment fee is charged at the annual rate of .09% on the amount of the line of credit. The commitment fee is allocated among the participating funds in proportion to their average net assets during each calendar quarter. At October 31, 2002, the Fund had no outstanding borrowings under the line of credit.


4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATES



MANAGEMENT SERVICES . The Fund has agreed to pay investment advisory and management fees to Principal Management Corporation (wholly owned by Princor Financial Services Corporation, a subsidiary of Principal Financial Services, Inc.) computed at an annual percentage rate of the Fund's average daily net assets. The annual rate used in this calculation for the Fund is as follows:

     NET ASSET VALUE OF FUND (IN MILLIONS)
--------------------------------------------
 FIRST      NEXT      NEXT      NEXT       OVER
  $100      $100      $100      $100       $400
 -----      ----      ----      ----       ----
  .50%      .45%      .40%      .35%       .30%


The Fund also reimburses the Manager for transfer and administrative services, including the cost of accounting, data processing, supplies and other services rendered.



DISTRIBUTION FEES . Class B shares bear distribution fees computed at an annual rate of up to 1.00% of the average daily net assets attributable to the class of the Fund.

Distribution fees are paid to Princor Financial Services Corporation, the principal underwriter. A portion of the fees is subsequently remitted to retail dealers. Pursuant to the distribution agreement for Class B shares, fees that are unused by the principal underwriter at the end of the fiscal year are returned to the Fund.



SALES CHARGES . Princor Financial Services Corporation, as principal underwriter, receives proceeds of any CDSC on certain Class A and Class B share redemptions. The charge is based on declining rates which for Class A shares begin at .75% and Class B shares at 4.00% of the lesser of current market value or the cost of shares being redeemed. The aggregate amount of these charges for Class A shares and Class B shares retained by Princor Financial Services Corporation for the year ended October 31, 2002, were $18,730 and $43,100, respectively.



AFFILIATED OWNERSHIP . At October 31, 2002, Principal Life Insurance Company (an affiliate of the Manager), affiliates of Principal Life Insurance Company, benefit plans sponsored on behalf of Principal Life Insurance Company and several joint ventures (in each of which a subsidiary of Principal Life Insurance Company is a participant) owned 31,477,149 Class A shares of the Fund.



AFFILIATED BROKERAGE COMMISSIONS . No brokerage commissions were paid by the Fund to affiliated broker dealers during the year.

                         NOTES TO FINANCIAL STATEMENTS
                             PRINCIPAL MUTUAL FUNDS
                               MONEY MARKET FUND
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------
5. CAPITAL SHARE TRANSACTIONS

Transactions in Capital Shares were as follows:

                                                   YEAR ENDED         YEAR ENDED
                                                OCTOBER 31, 2002   OCTOBER 31, 2001
                                                ----------------  ------------------
 Shares sold:
  Class A.....................................   736,479,913         783,261,683
  Class B.....................................     7,267,116           6,876,327
  Class C.....................................     1,054,984*            211,916
  Class R.....................................       531,583**        14,826,327
 Shares issued in reinvestment of dividends:
  Class A.....................................     5,468,029          16,548,963
  Class B.....................................        58,982             193,323
  Class C.....................................           560*              7,109
  Class R.....................................        42,920**           691,265
 Shares redeemed:
  Class A.....................................  (756,970,073)       (777,556,087)
  Class B.....................................    (5,266,501)         (5,732,540)
  Class C.....................................    (1,459,373)*          (373,404)
  Class R.....................................   (18,809,442)**      (14,063,863)
                                                ------------         ---------
                       Net Increase (Decrease)   (31,601,302)         24,891,019
                                                ============        ============


* Period from November 1, 2001, through January 31, 2002 (discontinuation of Class C shares).
** Period from November 1, 2001, through December 28, 2001 (discontinuation of Class R shares).

With the discontinuation of Class C shares, $342,482 and 342,482 shares were exchanged into Class A shares on January 31, 2002. With the discontinuation of Class R shares, $17,764,708 and 17,764,708 shares were exchanged into Class A shares on December 28, 2001.


6. FEDERAL TAX INFORMATION



DISTRIBUTION TO SHAREHOLDERS. . Distributions of ordinary income paid in 2002 were $5,860,948 and in 2001were $18,350,972.

                            SCHEDULE OF INVESTMENTS
                      PRINCIPAL CASH MANAGEMENT FUND, INC.

                                OCTOBER 31, 2002

                                                Principal

                                                Amount                               Value

-----------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (93.06%)
AEROSPACE & DEFENSE (0.49%)
 BAE Systems Holdings
                                                           $                     $
  1.77%; 12/19/02                                           2,000,000               1,995,280
ASSET BACKED SECURITIES (11.31%)
 Corporate Asset Funding
  1.70%; 02/07/03                                           2,000,000               1,990,744
  1.75%; 11/21/02                                           2,500,000               2,497,569
  1.75%; 01/22/03                                           2,800,000               2,788,839
 CXC
  1.64%; 01/31/03                                           2,000,000               1,991,709
  1.71%; 01/17/03                                           2,500,000               2,490,856
  1.73%; 11/25/02                                           2,500,000               2,497,117
  1.75%; 12/13/02                                             875,000                 873,214
  1.78%; 01/30/03                                           2,000,000               1,991,100
  1.97%; 11/13/02                                           1,300,000               1,299,146
 Peacock Funding
  1.76%; 12/10/02                                           1,000,000                 998,093
  1.77%; 11/08/02                                           3,000,000               2,998,968
  1.77%; 12/10/02                                           3,050,000               3,044,152
  1.78%; 11/07/02                                           2,000,000               1,999,407
  1.78%; 11/26/02                                           2,500,000               2,496,910
 Receivables Capital
  1.72%; 12/19/02                                           2,500,000               2,494,267
  1.75%; 11/12/02                                           2,500,000               2,498,663
  1.76%; 11/01/02                                           2,000,000               2,000,000
  1.76%; 12/03/02                                           1,500,000               1,497,653
  1.79%; 01/21/03                                           2,100,000               2,091,542
 Windmill Funding
  1.71%; 01/08/03                                           2,500,000               2,491,925
  1.78%; 01/02/03                                           2,900,000               2,891,110
                                                                                   45,922,984
COMMERCIAL BANKS (4.41%)
 Nordea North America
  1.67%; 11/12/02                                             240,000                 239,877
  1.68%; 11/13/02                                           2,200,000               2,198,768
  1.69%; 11/25/02                                           2,825,000               2,821,817
  1.70%; 11/19/02                                           1,875,000               1,873,406
  1.73%; 12/31/02                                           2,500,000               2,492,792
  1.82%; 12/05/02                                           2,400,000               2,395,875
  1.94%; 11/14/02                                           2,000,000               1,998,599
 Svenska Handelsbanken
  1.70%; 03/18/03                                           3,000,000               2,980,592
  1.75%; 12/16/02                                             890,000                 888,064
                                                                                   17,889,790
CONTAINERS-PAPER & PLASTIC (0.23%)
 Bemis
  1.75%; 11/01/02                                             945,000                 945,000
DISTRIBUTION-WHOLESALE (0.57%)
 Louis Dreyfus
  1.80%; 11/04/02                                           2,330,000               2,329,651
DIVERSIFIED FINANCIAL SERVICES (8.48%)
 Amstel Funding
  1.72%; 11/15/02                                           3,450,000               3,447,625
  1.76%; 11/08/02                                           2,500,000               2,499,144
  1.76%; 11/22/02                                             744,000                 743,236
                                                Principal

                                                Amount                               Value

-----------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
 Amstel Funding (continued)
                                                           $                     $
  1.77%; 12/16/02                                           2,000,000               1,995,575
  1.77%; 12/19/02                                             500,000                 498,820
  1.77%; 02/18/03                                           1,600,000               1,591,425
  1.80%; 01/24/03                                           1,510,000               1,503,658
  1.80%; 02/10/03                                           1,340,000               1,333,233
  1.80%; 03/13/03                                           2,000,000               1,986,800
  1.82%; 12/02/02                                           2,000,000               1,996,866
  1.98%; 11/01/02                                           2,500,000               2,500,000
 General Electric Capital
  1.70%; 11/05/02                                           1,500,000               1,499,717
  1.75%; 03/12/03                                           1,000,000                 993,632
  1.76%; 12/18/02                                           1,500,000               1,496,553
  1.76%; 12/27/02                                           1,500,000               1,496,127
 Wells Fargo Financial
  1.73%; 12/16/02                                           4,000,000               3,991,350
  1.75%; 12/20/02                                           1,880,000               1,875,522
  1.75%; 12/23/02                                           3,000,000               2,992,417
                                                                                   34,441,700
ELECTRIC-TRANSMISSION (0.61%)
 National Grid Group
  1.83%; 12/18/02                                           2,500,000               2,494,027
FINANCE-AUTO LOANS (2.00%)
 Paccar Financial
  1.68%; 11/15/02                                           3,000,000               2,998,040
  1.70%; 12/30/02                                           2,550,000               2,542,895
  1.75%; 11/27/02                                           2,600,000               2,596,714
                                                                                    8,137,649
FINANCE-CONSUMER LOANS (1.67%)
 American General Finance
  1.77%; 11/06/02                                           2,500,000               2,499,385
  1.78%; 11/07/02                                           2,000,000               1,999,407
 Household Finance
  1.75%; 11/22/02                                           2,300,000               2,297,652
                                                                                    6,796,444
FINANCE-CREDIT CARD (4.07%)
 American Express Credit
  1.56%; 02/20/03                                           2,500,000               2,487,975
  1.67%; 11/19/02                                           2,950,000               2,947,507
  1.72%; 12/04/02                                           2,000,000               1,996,847
  1.72%; 12/30/02                                           1,430,000               1,425,969
  1.74%; 12/20/02                                           1,935,000               1,930,417
  1.74%; 12/27/02                                           2,265,000               2,258,869
  1.75%; 11/05/02                                             975,000                 974,811
  1.75%; 12/03/02                                           2,500,000               2,496,111
                                                                                   16,518,506
FINANCE-INVESTMENT BANKER & BROKER (21.22%)
 Bear Stearns
  1.72%; 03/21/03                                           2,500,000               2,483,278
  1.73%; 11/21/02                                           2,500,000               2,497,597
  1.73%; 03/14/03                                           2,000,000               1,987,217
  1.74%; 01/24/03                                           2,275,000               2,265,764
  1.75%; 12/20/02                                             500,000                 498,809
  1.76%; 11/20/02                                           2,000,000               1,998,142
  1.76%; 11/26/02                                           2,000,000               1,997,556
                                                Principal

                                                Amount                               Value

-----------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
FINANCE-INVESTMENT BANKER & BROKER (CONTINUED)
 Bear Stearns (continued)
                                                           $                     $
  1.76%; 02/25/03                                           2,000,000               1,988,658
  1.77%; 03/26/03                                           2,500,000               2,482,177
  1.78%; 11/04/02                                           2,200,000               2,199,674
 Goldman Sachs Group
  1.66%; 02/13/03                                           2,000,000               1,990,409
  1.68%; 12/10/02                                           3,000,000               2,994,540
  1.69%; 12/12/02                                           3,880,000               3,872,532
  1.70%; 11/22/02                                           2,000,000               1,997,947
  1.75%; 01/21/03                                           1,500,000               1,494,094
  1.76%; 11/13/02                                           2,500,000               2,498,533
  1.78%; 02/05/03                                           2,810,000               2,796,662
 JP Morgan
  1.71%; 11/20/02                                           3,000,000               2,997,292
 Merrill Lynch
  1.68%; 01/22/03                                           2,000,000               1,992,347
  1.69%; 01/15/03                                           2,000,000               1,992,958
  1.70%; 01/03/03                                           2,500,000               2,492,563
  1.72%; 07/01/03                                           1,200,000               1,186,125
  1.74%; 01/13/03                                           2,500,000               2,491,179
  1.74%; 02/07/03                                           1,860,000               1,851,190
 Morgan Stanley Group
  1.73%; 12/20/02                                           3,000,000               2,992,936
  1.75%; 12/06/02                                           1,970,000               1,966,648
  1.75%; 01/15/03                                           2,800,000               2,789,792
  1.75%; 01/17/03                                           2,100,000               2,092,140
  1.76%; 12/02/02                                           1,355,000               1,352,946
  1.76%; 12/18/02                                           2,000,000               1,995,404
  1.77%; 01/08/03                                           2,500,000               2,491,642
  1.77%; 01/21/03                                           2,000,000               1,992,035
 Salomon Smith Barney Holdings
  1.68%; 11/18/02                                           3,000,000               2,997,620
  1.70%; 11/18/02                                           2,000,000               1,998,394
  1.71%; 11/12/02                                           1,400,000               1,399,269
  1.75%; 12/06/02                                           2,065,000               2,061,467
  1.75%; 12/09/02                                           3,000,000               2,994,458
  1.76%; 11/21/02                                           2,000,000               1,998,044
  1.77%; 02/10/03                                           2,000,000               1,990,068
                                                                                   86,160,106
FINANCE-LEASING COMPANY (2.70%)
 International Lease Finance
  1.66%; 11/14/02                                           1,440,000               1,439,137
  1.67%; 02/11/03                                           1,550,000               1,542,666
  1.70%; 11/21/02                                           1,200,000               1,198,866
  1.70%; 12/12/02                                           2,290,000               2,285,566
  1.71%; 12/09/02                                           2,000,000               1,996,390
 River Fuel                                                10,000,000
  1.77%; 12/04/02                                           2,500,000               2,495,944
                                                                                   10,958,569
FINANCE-OTHER SERVICES (11.66%)
 Caterpillar Financial Services
  1.63%; 12/17/02                                           2,500,000               2,494,793
 Commoloco
  1.68%; 01/22/03                                           2,600,000               2,590,051
  1.71%; 12/06/02                                           1,000,000                 998,338
                                                Principal

                                                Amount                               Value

-----------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
FINANCE-OTHER SERVICES (CONTINUED)
 Corporate Receivables
                                                           $                     $
  1.71%; 01/06/03                                           2,200,000               2,193,103
  1.74%; 11/20/02                                           2,000,000               1,998,163
  1.74%; 12/11/02                                           2,000,000               1,996,133
  1.75%; 11/22/02                                           2,500,000               2,497,448
  1.77%; 01/23/03                                           2,400,000               2,390,206
 Delaware Funding
  1.78%; 01/14/03                                           3,045,000               3,033,859
 Private Export Funding
  1.60%; 04/03/03                                           2,000,000               1,986,400
  1.62%; 02/06/03                                           2,000,000               1,991,270
  1.62%; 04/03/03                                           2,000,000               1,986,230
  1.64%; 04/17/03                                           2,100,000               2,084,024
  1.68%; 04/01/03                                           2,250,000               2,234,145
  1.77%; 11/25/02                                           2,150,000               2,147,463
 Sheffield Receivables
  1.72%; 12/05/02                                           2,000,000               1,996,751
  1.75%; 11/06/02                                           2,150,000               2,149,477
  1.75%; 12/11/02                                           2,300,000               2,295,502
  1.75%; 12/17/02                                           1,920,000               1,915,707
  1.76%; 11/13/02                                           1,500,000               1,499,120
  1.77%; 12/17/02                                           2,870,000               2,863,509
  1.78%; 11/04/02                                           2,000,000               1,999,703
                                                                                   47,341,395
INSURANCE BROKERS (0.81%)
 Marsh & McLennan
  1.60%; 01/09/03                                           2,000,000               1,993,867
  1.68%; 11/06/02                                           1,275,000               1,274,702
                                                                                    3,268,569
LIFE & HEALTH INSURANCE (0.47%)
 AIG Funding
  1.67%; 11/26/02                                           1,890,000               1,887,808
METAL-DIVERSIFIED (0.98%)
 Rio Tinto
  1.68%; 11/04/02                                           2,000,000               1,999,720
  1.74%; 12/13/02                                           2,000,000               1,995,940
                                                                                    3,995,660
MONEY CENTER BANKS (6.44%)
 Bank of America
  2.08%; 12/05/02                                           2,800,000               2,800,000
  2.08%; 12/19/02                                           2,500,000               2,493,067
 Barclays U.S. Funding
  1.72%; 12/09/02                                             520,000                 519,056
 BNP Paribas Finance
  1.79%; 12/11/02                                           2,500,000               2,495,028
 Citicorp
  1.75%; 12/02/02                                           1,500,000               1,497,739
  1.76%; 02/14/03                                           2,320,000               2,308,091
 JP Morgan Chase
  1.69%; 01/09/03                                           2,000,000               1,993,522
  1.70%; 01/09/03                                           3,065,000               3,055,013
  1.75%; 11/07/02                                           2,500,000               2,499,271
  1.75%; 01/23/03                                           2,000,000               1,991,930
  1.76%; 12/02/02                                           2,500,000               2,496,211
                                                Principal

                                                Amount                               Value

-----------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
MONEY CENTER BANKS (CONTINUED)
 JP Morgan Chase (continued)
                                                           $                     $
  1.76%; 01/16/03                                           2,025,000               2,017,476
                                                                                   26,166,404
OIL COMPANY-INTEGRATED (0.53%)
 ChevronTexaco
  1.73%; 11/22/02                                           1,635,000               1,633,350
  1.74%; 11/07/02                                             535,000                 534,845
                                                                                    2,168,195
REGIONAL BANKS (1.48%)
 Bank One
  2.00%; 03/20/03                                           2,000,000               2,000,000
 Wells Fargo
  1.67%; 11/05/02                                           1,500,000               1,499,722
  1.72%; 11/27/02                                           2,500,000               2,496,894
                                                                                    5,996,616
RETAIL-MAJOR DEPARTMENT STORE (1.85%)
 May Department Stores
  1.67%; 01/06/03                                           2,620,000               2,611,978
  1.68%; 12/23/02                                             535,000                 533,702
  1.75%; 01/10/03                                           4,370,000               4,355,130
                                                                                    7,500,810
SPECIAL PURPOSE ENTITY (3.12%)
 Ciesco
  1.72%; 12/03/02                                           2,570,000               2,566,071
  1.74%; 11/06/02                                           1,000,000                 999,758
 Southern Company Funding
  1.71%; 12/09/02                                           2,000,000               1,996,390
  1.71%; 12/12/02                                           1,515,000               1,512,049
  1.75%; 11/05/02                                           2,825,000               2,824,451
 Tulip Funding
  1.75%; 12/13/02                                           2,790,000               2,784,304
                                                                                   12,683,023
SUPRANATIONAL BANK (3.64%)
 Corp Andina de Fomento
  1.71%; 11/04/02                                           3,300,000               3,299,530
  1.71%; 01/10/03                                           2,000,000               1,993,350
  1.72%; 01/07/03                                           2,000,000               1,993,598
  1.72%; 01/14/03                                           2,085,000               2,077,628
  1.80%; 11/18/02                                           2,700,000               2,697,705
  1.83%; 11/12/02                                           2,700,000               2,698,490
                                                                                   14,760,301
TELEPHONE COMMUNICATION (2.34%)
 Telstra
  1.73%; 01/28/03                                           2,790,000               2,778,202
  1.74%; 11/14/02                                             730,000                 729,541
  1.76%; 11/14/02                                           1,900,000               1,898,793
  1.77%; 11/14/02                                           1,500,000               1,499,041
  1.77%; 01/14/03                                           2,600,000               2,590,540
                                                                                    9,496,117
TELEPHONE-INTEGRATED (1.98%)
 SBC International
  1.71%; 12/04/02                                           2,650,000               2,645,846
  1.72%; 11/19/02                                           3,000,000               2,997,420
                                                Principal

                                                Amount                               Value

-----------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
TELEPHONE-INTEGRATED (CONTINUED)
 SBC International (continued)
                                                           $                     $
  1.72%; 12/06/02                                           2,410,000               2,405,970
                                                                                    8,049,236
                                              TOTAL COMMERCIAL PAPER              377,903,840

                                                Principal

                                                Amount                               Value

-----------------------------------------------------------------------------------------------------
BONDS (7.25%)
DIVERSIFIED FINANCIAL SERVICES (0.51%)
 Associates Corp. of North America
  5.75%; 11/01/03                                           1,500,000               1,553,543
 Wells Fargo Financial
  7.25%; 07/14/03                                             500,000                 518,591
                                                                                    2,072,134
FINANCE-CONSUMER LOANS (0.16%)
 Household Finance
  5.88%; 11/01/02                                             643,000                 643,000
FINANCE-INVESTMENT BANKER & BROKER (3.37%)
 JP Morgan
  8.50%; 08/15/03                                           2,000,000               2,097,165
 Lehman Brothers
  6.25%; 04/01/03                                           1,870,000               1,896,285
  7.25%; 04/15/03                                           1,500,000               1,526,633
 Lehman Brothers Holdings
  7.00%; 05/15/03                                           1,600,000               1,638,631
 Merrill Lynch
  6.00%; 02/12/03                                           1,500,000               1,515,144
 Morgan Stanley Dean Witter
  6.88%; 03/01/03                                           2,240,000               2,271,947
 Salomon
  7.50%; 02/01/03                                           1,100,000               1,113,780
 Salomon Smith Barney Holdings
  6.13%; 01/15/03                                           1,600,000               1,612,084
                                                                                   13,671,669
FINANCE-LEASING COMPANY (0.26%)
 International Lease Finance
  4.75%; 06/02/03                                           1,025,000               1,041,332
FINANCE-OTHER SERVICES (0.98%)
 Verizon Global Funding
  1.89%; 04/14/03                                           4,000,000               3,999,786
MONEY CENTER BANKS (0.25%)
 Bank of America
  6.88%; 06/01/03                                           1,000,000               1,028,692
REGIONAL BANKS (0.49%)
 Bank One
  1.75%; 01/27/03                                           2,000,000               2,000,000
SUPRANATIONAL BANK (0.73%)
 Corp Andina de Fomento
  7.10%; 02/01/03                                           2,950,000               2,976,996
                                                Principal

                                                Amount                               Value

-----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
TELEPHONE-INTEGRATED (0.50%)
 SBC Communications
                                                           $                     $
  4.30%; 06/05/02                                           2,000,000               2,017,919
                                                         TOTAL BONDS               29,451,528
                                                                                 ------------

                               TOTAL PORTFOLIO INVESTMENTS (100.31%)              407,355,368
LIABILITIES, NET OF CASH, RECEIVABLES AND OTHER ASSETS (-0.31%)                    (1,253,922)
                                          TOTAL NET ASSETS (100.00%)             $406,101,446
                                                                                 ---------------


                            SCHEDULE OF INVESTMENTS
                      PRINCIPAL CASH MANAGEMENT FUND, INC.

                                OCTOBER 31, 2002


See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                               MONEY MARKET FUND

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2002       2001       2000       1999        1998
                            ----       ----       ----       ----        ----
PRINCIPAL CASH MANAGEMENT FUND, INC.
------------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $1.000     $1.000     $1.000     $1.000      $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.013      0.043      0.056      0.045       0.051
                           -----      -----      -----      -----       -----
 Total From Investment
            Operations     0.013      0.043      0.056      0.045       0.051
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.013)    (0.043)    (0.056)    (0.045)     (0.051)
                          ------     ------     ------     ------      ------
   Total Dividends and
         Distributions    (0.013)    (0.043)    (0.056)    (0.045)     (0.051)
                          ------     ------     ------     ------      ------
Net Asset Value, End
 of Period............    $1.000     $1.000     $1.000     $1.000      $1.000
                          ======     ======     ======     ======      ======
Total Return /(a)/ ...      1.36%      4.44%      5.71%      4.56%       5.10%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $397,386   $412,409   $390,154   $352,675    $294,918
 Ratio of Expenses to
  Average Net Assets..      0.72%      0.70%      0.70%      0.69%       0.56%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...        --         --         --         --        0.56%
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.35%      4.33%      5.54%      4.45%       5.12%

                            2002       2001       2000       1999        1998
                            ----       ----       ----       ----        ----
PRINCIPAL CASH MANAGEMENT FUND, INC.
------------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $1.000     $1.000     $1.000     $1.000      $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.009      0.037      0.049      0.039       0.042
                           -----      -----      -----      -----       -----
 Total From Investment
            Operations     0.009      0.037      0.049      0.039       0.042
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.009)    (0.037)    (0.049)    (0.039)     (0.042)
                          ------     ------     ------     ------      ------
   Total Dividends and
         Distributions    (0.009)    (0.037)    (0.049)    (0.039)     (0.042)
                          ------     ------     ------     ------      ------
Net Asset Value, End
 of Period............    $1.000     $1.000     $1.000     $1.000      $1.000
                          ======     ======     ======     ======      ======
Total Return /(a)/ ...      0.88%      3.71%      5.01%      4.00%       4.25%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $8,715     $6,655     $5,318     $6,330      $3,602
 Ratio of Expenses to
  Average Net Assets..      1.27%      1.40%      1.33%      1.19%       1.41%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...        --         --         --         --        1.49%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.87%      3.59%      4.87%      4.00%       4.23%



/(a) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(b) /Expense ratio without the Manager's voluntary waiver of certain expenses.
   The waiver ceased on March 1, 1998.
See accompanying notes.

                         REPORT OF INDEPENDENT AUDITORS

The Boards of Directors
and Shareholders


Principal Balanced Fund,  Principal Real Estate Fund, Inc.
Inc.
Principal Capital Value   Principal SmallCap Fund, Inc.
Fund, Inc.
Principal Growth Fund,    Principal Utilities Fund, Inc.
Inc.
Principal LargeCap Stock  Principal International Emerging Markets Fund, Inc.
Index Fund, Inc.
Principal MidCap Fund,    Principal International Fund, Inc.
Inc.
Principal Partners Blue   Principal International SmallCap Fund, Inc.
Chip Fund, Inc.
Principal Partners        Principal Bond Fund, Inc.
Equity Growth Fund, Inc.
Principal Partners        Principal Government Securities Income Fund, Inc.
LargeCap Blend Fund,
Inc.
Principal Partners        Principal Limited Term Bond Fund, Inc.
LargeCap Value Fund,
Inc.
Principal Partners        Principal Tax-Exempt Bond Fund, Inc.
MidCap Growth Fund, Inc.
Principal Partners        Principal Cash Management Fund, Inc.
SmallCap Growth Fund,
Inc.


We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Principal Domestic Growth Funds (comprising Principal Balanced Fund, Inc., Principal Capital Value Fund, Inc., Principal Growth Fund, Inc., Principal LargeCap Stock Index Fund, Inc., Principal MidCap Fund, Inc., Principal Partners Blue Chip Fund, Inc. (formerly Principal Blue Chip Fund, Inc.), Principal Partners Equity Growth Fund, Inc., Principal Partners LargeCap Blend Fund, Inc., Principal Partners LargeCap Value Fund, Inc., Principal Partners MidCap Growth Fund, Inc., Principal Partners SmallCap Growth Fund, Inc., Principal Real Estate Fund, Inc., Principal SmallCap Fund, Inc. and Principal Utilities Fund, Inc.), Principal International Growth Funds (comprising Principal International Emerging Markets Fund, Inc., Principal International Fund, Inc. and Principal International SmallCap Fund, Inc.), Principal Income Funds (comprising Principal Bond Fund, Inc., Principal Government Securities Income Fund, Inc., Principal Limited Term Bond Fund, Inc. and Principal Tax-Exempt Bond Fund, Inc.) and Principal Money Market Fund (Principal Cash Management Fund, Inc.) as of October 31, 2002, and the related statements of operations, statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodians and brokers. As to certain securities relating to uncompleted transactions, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Principal Domestic Growth Funds, Principal International Growth Funds, Principal Income Funds and Principal Money Market Fund at October 31, 2002, and the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.



                                        /s/Ernst & Young LLP



Des Moines, Iowa
November 27, 2002

FUND DIRECTORS

Under Maryland law, a Board of Directors oversees the Funds. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Funds activities and the quality of services provided to the Funds. Each director also has the same position with the Principal Investors Fund, Inc. and the Principal Mutual Funds that are also sponsored by Principal Life Insurance Company. Each director holds office for an indefinite term. Directors considered to be "interested persons" are defined in the Investment Company Act of 1940, as amended. The interested persons shown below are considered to be interested because of a current or former affiliation with the Manager or Principal Life Insurance Company.

THE FOLLOWING DIRECTORS ARE CONSIDERED NOT TO BE "INTERESTED PERSONS" AS DEFINED

IN THE 1940 ACT .

                                                               NUMBER OF
                                                             PORTFOLIOS IN
                                                                  FUND             OTHER
                                                                COMPLEX        DIRECTORSHIPS
NAME, POSITION HELD WITH THE FUND,  PRINCIPAL OCCUPATION(S)   OVERSEEN BY         HELD BY
    ADDRESS, AND DATE OF BIRTH        DURING PAST 5 YEARS       DIRECTOR         DIRECTOR
                                    -----------------------  -------------     -------------



                                                      93             None

 James D. Davis
 Director since 1974     Attorney. Vice
 Member Audit and        President, Deere and
 Nominating Committee    Company, Retired.
 4940 Center Court,
 Bettendorf, Iowa
 03/22/34

                                                      93             None

 Pamela A. Ferguson      Professor of
 Director since 1993     Mathematics, Grinnell
 4112 River Oaks         College since 1998.
 Drive, Des Moines,      Prior thereto,
 Iowa                    President, Grinnell
 05/05/43                College.


                                                      93             None
 Richard W. Gilbert
 Director since 1985     President, Gilbert
 Member Audit and        Communications, Inc.
 Nominating Committee    since 1993. Prior
 5040 Arbor Lane,        thereto, President
 #302, Northfield,       and Publisher,
 Illinois.               Pioneer Press.
 05/08/40

                                                      93             None

                         Chairman and CEO,
 William C. Kimball      Medicap Pharmacies,
 Director since 1999     Inc. since 1998.
 4700 Westown Parkway,   Prior thereto,
 Suite. 300              President and CEO.
 West Des Moines, Iowa
 11/28/47

                                                      93              None

 Barbara A. Lukavsky
 Director since 1987     President and CEO,
 Member Audit and        Barbican Enterprises,
 Nominating Committee    Inc. since 1997.
 Member Executive        President and CEO, Lu
 Committee               San ELITE USA, L.C.
 13731 Bay Hill Court,   1985-1998.
 Clive, Iowa
 09/10/40



THE FOLLOWING DIRECTORS ARE CONSIDERED TO BE "INTERESTED PERSONS" AS DEFINED IN THE 1940 ACT, AS AMENDED, BECAUSE OF CURRENT OR FORMER AFFILIATION WITH THE

MANAGER OR PRINCIPAL LIFE. .

                              Executive Vice
                              President, Principal
                              Life since 2000;
                              Senior Vice
                              President, 1996-2000;
 John E. Aschenbrenner        Vice President -             93               None
 Director since 1998          Individual Markets
 08/16/49                     1990-1996. Director,
                              Principal Management
                              Corporation and
                              Princor Financial
                              Services Corporation
                              ("Princor").

                         Senior Vice
                         President, 2002. Vice
                         President, Principal
                         Life Insurance
 Ralph C. Eucher         Company 1999-2002.
 Director and            Director and
 President since 1999    President, Princor           93               None
 Member Executive        and Principal
 Committee               Management
 06/14/52                Corporation since
                         1999. Prior thereto,
                         Second Vice
                         President, Principal
                         Life Insurance
                         Company.

                         Executive Vice
                         President, Principal
 Larry D. Zimpleman      Life since 2001.
 Director and Chairman   Senior Vice
 of the Board since      President,1999-2001.         93               None
 December 2001           Vice
 Member Executive        President,1998-1999.
 Committee               Prior thereto, Vice
 09/07/51                President--Pension

The Audit and Nominating Committee considers management's recommendation of independent auditors for the Funds and oversees the activities of the independent auditors as well as the internal auditors. The committee also receives reports about accounting and financial matters affecting the Funds. In addition, the committee selects and nominates all candidates who are not "interested persons" of the Funds for election to the Board.


The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.

                          SHAREHOLDER MEETING RESULTS

  SPECIAL MEETING OF SHAREHOLDERS PRINCIPAL HIGH YIELD FUND, INC. HELD JUNE 26,
                                     2002

1) Approval of an Agreement and Plan of Acquisition among Principal High Yield Fund, Inc., Principal Bond Fund, Inc. and Principal Management Corporation, and the transactions contemplated thereby, pursuant to which Principal Bond Fund will acquire all the assets and assume all the liabilities of Principal High Yield Fund and issue in exchange shares of its Class A and Class B common stock, and Principal High Yield Fund will distribute those shares to its Class A and Class B shareholders in redemption of all its outstanding shares and then dissolve.

         IN FAVOR                    OPPOSED                      ABSTAIN
         --------                    -------                      -------
      2,539,086.111                113,783.345                   80,998.611


 SPECIAL MEETING OF SHAREHOLDERS PRINCIPAL PARTNERS LARGECAP GROWTH FUND, INC.
                             HELD OCTOBER 16, 2002


1) Approval of an Agreement and Plan of Acquisition among Principal Partners LargeCap Growth Fund, Inc., Principal Growth Fund, Inc. and Principal Management Corporation, and the transactions contemplated thereby, pursuant to which the Principal Growth Fund will acquire all the assets and assume all the liabilities of the Principal Partners LargeCap Growth Fund and issue in exchange shares of its Class A and Class B common stock, and Principal Partners LargeCap Growth Fund will distribute those shares to its Class A and Class B shareholders in redemption of all its outstanding shares and then dissolve.

         IN FAVOR                    OPPOSED                      ABSTAIN
         --------                    -------                      -------
      1,506,098.203                 15,216.057                   25,831.489


   SPECIAL MEETING OF SHAREHOLDERS PRINCIPAL EUROPEAN EQUITY FUND, INC. HELD
                               OCTOBER 28, 2002



1) Approval of an Agreement and Plan of Acquisition and the transactions contemplated thereby, pursuant to which Principal International Fund, Inc. will acquire all the assets and assume all the liabilities of Principal European Equity Fund (the "Acquired Fund") and issue in exchange shares of its Class A and Class B common stock, and the Acquired Fund will distribute those shares to its Class A and Class B shareholders in redemption of all its outstanding shares and then dissolve.

         IN FAVOR                    OPPOSED                      ABSTAIN
         --------                    -------                      -------
       533,505.729                    0.000                        0.000


SPECIAL MEETING OF SHAREHOLDERS PRINCIPAL PACIFIC BASIN FUND, INC. HELD OCTOBER
                                   28, 2002



1) Approval of an Agreement and Plan of Acquisition and the transactions contemplated thereby, pursuant to which Principal International Fund, Inc. will acquire all the assets and assume all the liabilities of the Principal Pacific Basin Fund (the "Acquired Fund") and issue in exchange shares of its Class A and Class B common stock, and the Acquired Fund will distribute those shares to its Class A and Class B shareholders in redemption of all its outstanding shares and then dissolve.

         IN FAVOR                    OPPOSED                      ABSTAIN
         --------                    -------                      -------
       533,653.108                    0.000                        0.000

                         FEDERAL INCOME TAX INFORMATION
                             PRINCIPAL MUTUAL FUNDS
                                OCTOBER 31, 2002
 -------------------------------------------------------------------------------
Information for federal income tax purposes is presented as an aid to shareholders in reporting the dividend distributions shown below. Shareholders should consult a tax advisor on how to report these distributions for state and local purposes.

For corporate shareholders, the percentage of ordinary income distributions (dividend income and short-term gains, if any) for the year ended October 31, 2002 that qualifies for the dividend received deduction is as follows:

                                                DEDUCTIBLE
                                                PERCENTAGE
                                               ------------
 Principal Balanced Fund, Inc.                      51%
 Principal Capital Value Fund, Inc.                100%
 Principal LargeCap Stock Index Fund, Inc.         100%
 Principal MidCap Fund, Inc.                       100%
 Principal Partners LargeCap Value Fund, Inc.      100%
 Principal Utilities Fund, Inc.                    100%





For federal income tax purposes, the Principal MidCap Fund, Inc. designates a long term capital gain dividend of $0.9876 per share for all share classes for the year ended October 31, 2002.





TAX-EXEMPT DIVIDENDS . Dividends from the Principal Tax-Exempt Bond Fund, Inc. were exempt from federal income taxation for non-corporate shareholders.





FOREIGN TAXES PAID . Principal International Fund, Inc. makes an election under the Internal Revenue Code Section 853 to pass through foreign taxes paid by the fund to its shareholders. The total amount of foreign taxes passed through to shareholders for the year ended October 31, 2002 totals $.0150 per share. This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns. For tax return preparation purposes, please refer to the information supplied with the 1099 form you receive from the fund's transfer agent.